COHEN & STEERS ADVANTAGE INCOME REALTY FUND, INC.

COHEN & STEERS PREMIUM INCOME REALTY FUND, INC.

COHEN & STEERS QUALITY INCOME REALTY FUND, INC.

COHEN & STEERS WORLDWIDE REALTY INCOME FUND, INC.

280 Park Avenue

New York, New York 10017

Special Joint Meeting of Stockholders to be held October 22, 2009

August 21, 2009

Dear Stockholder:

You are being asked to vote on a proposed transaction related to Cohen & Steers Advantage Income Realty Fund, Inc. (“RLF”), Cohen & Steers Premium Income Realty Fund, Inc. (“RPF”), Cohen & Steers Worldwide Realty Income Fund, Inc. (“RWF” and, collectively with RLF and RPF, the “Acquired Funds” and each an “Acquired Fund”) and Cohen & Steers Quality Income Realty Fund, Inc. (“RQI” and, collectively with the Acquired Funds, the “Funds” and each a “Fund”). Detailed information about the proposed transaction is contained in the enclosed materials.

The Boards of Directors of the Funds (the “Boards”) have called a special joint meeting of stockholders (the “Meeting”) for the Funds to be held on October 22, 2009, at InterContinental The Barclay New York, 111 East 48th Street, North Parlor Rooms I and II, New York, New York 10017 at 10:00 a.m., Eastern time in order to vote on matters described in the attached Combined Proxy Statement/Prospectus, including a proposal to merge each Acquired Fund with and into RQI in accordance with the Maryland General Corporation Law (the “Mergers” and each, a “Merger”).

As a result of the Mergers, each full (and fractional) share of common stock of the Acquired Funds would convert into an equivalent dollar amount (to the nearest $0.001) of full (and fractional) shares of common stock of RQI, based on the net asset value of each Fund. The currently issued and outstanding shares of common stock of RQI will remain issued and outstanding.

Each Fund is a closed-end, non-diversified management investment company with common stock listed on the New York Stock Exchange. The Funds have substantially similar investment objectives and substantially similar (similar, for RWF) investment policies. Each Fund focuses its investments in real estate companies and is managed by Cohen & Steers Capital Management, Inc.

The Boards believe that combining the Funds could benefit stockholders of each Fund by providing the potential for portfolio management efficiencies, a lower operating expense ratio and enhanced market liquidity for RQI’s shares of common stock. The stockholders of RLF, RPF and RWF will vote separately on the Merger involving their Fund. The stockholders of RQI will vote separately on each Merger. The Boards recommend that you vote “FOR” the proposed Merger involving your Fund.

Stockholders of RQI also are being asked to approve an amendment to RQI’s charter to increase the number of shares of RQI’s authorized common stock, which would allow RQI to issue its shares of common stock to the Acquired Funds’ stockholders to consummate all of the Mergers. The Board of RQI recommends that the stockholders of RQI vote “FOR” this amendment to RQI’s charter.

In addition, stockholders of RQI also are being asked to approve certain changes to the fundamental investment policies of RQI to convert certain fundamental investment restrictions, including limits on the Fund’s ability to invest in (i) debt securities issued or guaranteed by real estate companies, (ii) preferred stock or debt securities rated below investment grade or unrated securities of comparable quality and (iii) other investment companies pursuant to the requirements of the Investment Company Act of 1940, as amended, to non-fundamental investment restrictions. The Board of RQI recommends that the stockholders of RQI vote “FOR” each change to the fundamental investment policies of RQI.

Your vote is very important to us regardless of the number of shares you own. Whether or not you plan to attend the Meeting in person, please read the Combined Proxy Statement/Prospectus and cast your vote promptly. To vote, simply date, sign and return the proxy card in the enclosed postage-paid envelope or follow the instructions on the proxy card for voting by touch-tone telephone or on the Internet.

It is important that your vote be received no later than the time of the Meeting.

Sincerely,

Adam M. Derechin

President of the Funds

COHEN & STEERS ADVANTAGE INCOME REALTY FUND, INC.

COHEN & STEERS PREMIUM INCOME REALTY FUND, INC.

COHEN & STEERS QUALITY INCOME REALTY FUND, INC.

COHEN & STEERS WORLDWIDE REALTY INCOME FUND, INC.

IMPORTANT NEWS FOR STOCKHOLDERS

The enclosed Combined Proxy Statement/Prospectus (the “Proxy/Prospectus”) describes a proposal to merge Cohen & Steers Advantage Income Realty Fund, Inc. (“RLF”), Cohen & Steers Premium Income Realty Fund, Inc. (“RPF”) and Cohen & Steers Worldwide Realty Income Fund, Inc. (“RWF” and, collectively with RLF and RPF, the “Acquired Funds” and each an “Acquired Fund”) with and into Cohen & Steers Quality Income Realty Fund, Inc. (“RQI” and, collectively with the Acquired Funds, the “Funds” and each a “Fund”), in accordance with the Maryland General Corporation Law (the “Mergers”), plus a related proposal relating to an amendment to RQI’s charter to increase the number of shares of RQI’s authorized common stock, which would allow RQI to issue its shares of common stock to the Acquired Funds’ stockholders to consummate all of the Mergers. In addition, RQI’s stockholders are being asked to vote on changes to certain fundamental investment policies of RQI.

While we encourage you to read the full text of the enclosed Proxy/Prospectus, the following is a brief overview of the proposed Mergers. Please refer to the more complete information contained elsewhere in the Proxy/Prospectus about the Mergers.

COMMON QUESTIONS YOU MAY HAVE ABOUT THE PROPOSED MERGERS

Q.	WHAT IS HAPPENING?

A.	The Board of Directors of each Fund (the “Board” and collectively, the “Boards”) has approved a Merger, subject to approval by the Fund’s stockholders, in which each Acquired Fund would merge with and into RQI in accordance with the Maryland General Corporation Law. If the Funds’ stockholders approve the Mergers, stockholders of the Acquired Funds would become stockholders of RQI.

The stockholders of RLF, RPF and RWF will vote separately on the Merger involving their Fund. The stockholders of RQI will vote separately on each Merger. If approved by the relevant Funds’ stockholders, the consummation of the Mergers of each of RLF and RPF with and into RQI are not conditioned on the approval of the stockholders of any other Acquired Fund. However, the consummation of the Merger of RWF with and into RQI is conditioned on the approval of the Merger of either RLF or RPF with and into RQI.

Q.	WHAT OTHER MATTERS ARE BEING VOTED ON?

A.	In a separate vote, stockholders of RQI are being asked to vote on an amendment to RQI’s charter to increase the number of shares of RQI’s authorized common stock. This proposed charter amendment would allow RQI to issue its shares of common stock to the Acquired Funds’ stockholders to consummate all of the Mergers. In addition, stockholders of RQI are being asked to vote on changes to certain fundamental investment policies of RQI.

Q.	WHAT HAPPENS IF RQI’S STOCKHOLDERS DO NOT APPROVE PROPOSAL 2 RELATING TO AN INCREASE IN THE NUMBER OF RQI’S AUTHORIZED COMMON STOCK?

If Proposal 2 is not approved, but the proposals approving the Mergers are approved, RQI will not have sufficient authorized but unissued capital stock to issue to all of the Acquired Funds’ stockholders and will

i

not be able to consummate all of the Mergers. Should this occur, the Funds’ Boards reserve the right to consummate the Mergers of only one or two of the Acquired Funds with and into RQI and will publicly announce prior to the Closing Date which Mergers will be consummated. In addition, if Proposal 2 is not approved but certain Mergers proceed, in the future RQI may not have a sufficient amount of authorized stock remaining to continue to issue to stockholders of the combined Fund in connection with RQI’s dividend reinvestment plan.

Q.	HOW WILL THE MERGERS AFFECT ME?

A.	For each Merger, if approved, the relevant Acquired Fund will be merged with and into RQI in accordance with the Maryland General Corporation Law. The Acquired Fund’s assets and liabilities will be combined with the assets and liabilities of RQI, and stockholders of the Acquired Fund will become stockholders of RQI. As a result of the Mergers, each full (and fractional) share of common stock of the Acquired Funds would convert into an equivalent dollar amount (to the nearest $0.001) of full (and fractional) shares of common stock of RQI, based on the net asset value of each Fund. The currently issued and outstanding shares of common stock of RQI will remain issued and outstanding.

Q.	WHAT HAPPENS IF THE MERGERS ARE NOT APPROVED?

A.	As noted above, a Merger will not be consummated unless that Merger is approved by the stockholders of RQI and the relevant Acquired Fund. The Mergers of RLF and RPF with and into RQI are not conditioned on the approval of any other Merger. However, the Merger of RWF with and into RQI will not be consummated, notwithstanding approval by the stockholders of RWF and RQI, unless the Merger of either RLF or RPF with and into RQI is approved. If a Merger is not approved, the affected Acquired Fund will continue as a separate investment company, and the Board of that Acquired Fund will separately consider such alternatives as it determines to be in the best interests of stockholders, including re-proposing the Merger.

Q.	WHY ARE THE MERGERS BEING RECOMMENDED?

A.	The Boards believe that combining the Funds could benefit stockholders of each Fund by providing the potential for portfolio management efficiencies, a lower operating expense ratio and enhanced market liquidity for RQI’s shares of common stock.

Q.	ARE THE FUNDS’ INVESTMENT OBJECTIVES AND POLICIES SIMILAR?

A.	The Funds have substantially similar investment objectives and substantially similar (similar, for RWF) investment policies. Each Fund focuses its investments in real estate companies and is managed by Cohen & Steers Capital Management, Inc. (the “Investment Manager”).

Q.	HOW WILL THE MERGERS AFFECT FUND FEES AND EXPENSES?

A.	The total annual operating expense ratio of the combined Fund after the Mergers is expected to be lower than the current total annual operating expense ratio of each Fund, because the fixed expenses of the combined Fund following the Mergers will be spread over a larger asset base. The Board of each Fund believes that administrative expenses of a larger combined Fund comprised of the assets of one or more of the Acquired Funds combined with RQI’s assets would be less than the aggregate current expenses of the Funds operating separately, resulting in a lower total annual operating expense ratio for the combined Fund.

Under each Fund’s investment management agreement, RLF, RPF, RWF and RQI pay the Investment Manager a management fee at an annual rate of 0.85%, 0.80%, 0.95% and 0.85%, respectively, of the Fund’s average daily managed assets. Following the Mergers, RQI’s management fee will stay the same.

Q.	WILL I HAVE TO PAY ANY U.S. FEDERAL INCOME TAXES AS A RESULT OF THE MERGERS?

A.	Each Merger is intended to qualify as a reorganization within the meaning of Section 368(a) of the Internal Revenue Code of 1986, as amended. Assuming that the Merger of your Fund qualifies for such treatment, you will not recognize a gain or loss for federal income tax purposes as a result of the Merger. As a condition to the closing of each Merger, the relevant Funds will each receive an opinion of counsel substantially to the effect that the Merger will qualify for such treatment. Opinions of counsel are not binding on the Internal Revenue Service or the courts. You should talk to your tax advisor about any state, local and other tax consequences of the Merger of your Fund. See “Proposal 1—Information About the Proposed Mergers—Material U.S. Federal Income Tax Consequences.”

Q.	WHO WILL PAY THE EXPENSES OF THE MERGERS?

A.	The expenses incurred in the Mergers will be paid by each Fund in proportion to its net assets.

Q.	HOW DOES THE BOARD RECOMMEND THAT I VOTE ON THE PROPOSALS?

A.	The Board of each Fund, including the Directors who are not “interested persons” (as defined in the Investment Company Act of 1940, as amended) of the Funds, recommends that you vote FOR the Merger with respect to your Fund.

In addition, the Board of RQI recommends that stockholders of RQI vote FOR the amendment to RQI’s charter to increase the number of shares of RQI’s authorized common stock, which would allow RQI to issue its shares of common stock to the Acquired Funds’ stockholders to consummate all of the Mergers. As noted above, if this proposal is not approved, but the proposals approving the Mergers are approved, RQI will not have sufficient authorized but unissued capital stock to issue to all of the Acquired Funds’ stockholders and will not be able to consummate all of the Mergers.

The Board of RQI also recommends that stockholders of RQI vote FOR the conversion of certain of RQI’s investment policies from fundamental to non-fundamental policies. The conversions will not result in changes to the Fund’s investment strategies, but will provide the Investment Manager with additional portfolio management flexibility in the future.

Q.	WHEN ARE THE MERGERS EXPECTED TO HAPPEN?

A.	Each Merger, if approved by the relevant Funds’ stockholders, is expected to occur on or about December 18, 2009, but in any event no later than December 31, 2009. If all of the Mergers are approved, it is expected that they will occur on or about the same date.

Q.	WHO CAN VOTE ON THE PROPOSALS?

A.	If you owned shares of one or more of the Funds at the close of business on July 30, 2009, you are entitled to vote those shares, even if you are no longer a common stockholder of your Fund. The Fund of which you are a stockholder is named on the proxy card included with the Proxy/Prospectus. If you owned shares in more than one Fund as of July 30, 2009, you may receive more than one proxy card. You may only vote on the proposals involving your Fund(s).

Q.	I AM AN INVESTOR WHO HOLDS A SMALL NUMBER OF SHARES. WHY SHOULD I VOTE?

A.	Your vote makes a difference. If many stockholders just like you do not vote their proxies, the Funds may not receive enough votes to go forward with the Meeting.

Q.	HOW CAN I VOTE?

A.	In addition to voting by mail by returning the enclosed proxy card(s), you may also authorize your vote by either touch-tone telephone or online via the Internet, as follows:

To vote by touch-tone telephone:	To vote by Internet:

(1) Read the Proxy/Prospectus and have your proxy card at hand.	(1) Read the Proxy/Prospectus and have your proxy card at hand.

(2) Call the toll-free number that appears on your proxy card.	(2) Go to the website that appears on your proxy card.

(3) Enter the control number set out on the proxy card and follow the simple instructions.	(3) Enter the control number set out on the proxy card and follow the simple instructions.

Q.	WHOM DO I CALL IF I HAVE QUESTIONS?

A.	If you need more information or have any questions on how to cast your vote, please call Broadridge Financial Solutions, Inc., the Funds’ proxy solicitor, at 866-615-7265.

YOUR VOTE IS IMPORTANT. PLEASE VOTE PROMPTLY TO AVOID THE EXPENSE OF

ADDITIONAL SOLICITATION.

COHEN & STEERS ADVANTAGE INCOME REALTY FUND, INC.

COHEN & STEERS PREMIUM INCOME REALTY FUND, INC.

COHEN & STEERS QUALITY INCOME REALTY FUND, INC.

COHEN & STEERS WORLDWIDE REALTY INCOME FUND, INC.

NOTICE OF SPECIAL JOINT MEETING OF STOCKHOLDERS

To Be Held on October 22, 2009

Please take notice that a Special Joint Meeting of Stockholders (the “Meeting”) of each of the above-referenced funds will be held on October 22, 2009 at InterContinental The Barclay New York, 111 East 48th Street, North Parlor Rooms I and II, New York, New York 10017 at 10:00 a.m., Eastern time, for the following purposes, all of which are described in the accompanying combined Proxy Statement/Prospectus:

PROPOSAL 1:	To approve the merger of Cohen & Steers Advantage Income Realty Fund, Inc. (“RLF”), Cohen & Steers Premium Income Realty Fund, Inc. (“RPF”) and Cohen & Steers Worldwide Realty Income Fund, Inc. (“RWF” and, collectively with RLF and RPF, the “Acquired Funds”) with and into Cohen & Steers Quality Income Realty Fund, Inc. (“RQI” and, collectively with the Acquired Funds, the “Funds” and each a “Fund”) in accordance with the Maryland General Corporation Law (stockholders of each Fund voting with respect to their Fund);

PROPOSAL 2:	To approve an amendment to RQI’s charter to increase the number of authorized shares of RQI’s capital stock (RQI stockholders voting); and

PROPOSAL 3:	To approve the following fundamental policy changes for RQI:

A.

Changing from fundamental to non-fundamental the Fund’s investment restriction prohibiting the Fund from investing more than 10% of its managed assets in debt securities issued or guaranteed by real estate companies;

B.

Changing from fundamental to non-fundamental the Fund’s investment restriction prohibiting the Fund from investing more than 20% of its managed assets in preferred stock or debt securities rated below investment grade or unrated securities of comparable quality; and

C.

Changing from fundamental to non-fundamental the Fund’s investment restriction prohibiting the Fund from acquiring or retaining securities of any investment company, except up to the limits permitted by Section 12(d)(1) of the Investment Company Act of 1940, as amended, or any exemption or acquired as part of a merger.

(RQI stockholders voting on each of Proposals 3A-3C separately)

The appointed proxies will vote in their discretion on any other business as may properly come before the Meeting or any adjournments or postponements thereof.

Stockholders of the Funds of record at the close of business on July 30, 2009 are entitled to vote at the Meeting and at any adjournments or postponements thereof.

By order of the Boards of Directors,

Francis C. Poli
Secretary of the Funds
August 21, 2009

YOUR VOTE IS IMPORTANT

We invite you to utilize the convenience of Internet voting at the site indicated on the enclosed proxy card(s). While at that site you will be able to enroll in our electronic delivery program so you receive future mailings relating to annual meetings as quickly as possible and will help the Fund(s) save costs. Or you may indicate your voting instructions on the enclosed proxy card, sign and date it, and return it in the envelope provided, which needs no postage if mailed in the United States. In order to save the Fund(s) any additional expense of further solicitation, please vote your proxy promptly.

PROXY STATEMENT/PROSPECTUS

August 21, 2009

PROXY STATEMENT FOR:

COHEN & STEERS ADVANTAGE INCOME REALTY FUND, INC.

COHEN & STEERS PREMIUM INCOME REALTY FUND, INC.

COHEN & STEERS QUALITY INCOME REALTY FUND, INC.

COHEN & STEERS WORLDWIDE REALTY INCOME FUND, INC.

PROSPECTUS FOR:

COHEN & STEERS QUALITY INCOME REALTY FUND, INC.

280 Park Avenue

New York, New York 10017

(212) 832-3232

This combined Proxy Statement and Prospectus (the “Proxy/Prospectus”) is being furnished in connection with the solicitation of proxies by the Boards of Directors (each, a “Board,” and collectively, the “Boards”) of Cohen & Steers Advantage Income Realty Fund, Inc. (“RLF”), Cohen & Steers Premium Income Realty Fund, Inc. (“RPF”) and Cohen & Steers Worldwide Realty Income Fund, Inc. (“RWF” and, collectively with RLF and RPF, the “Acquired Funds” and each an “Acquired Fund”) and Cohen & Steers Quality Income Realty Fund, Inc. (“RQI” and, collectively with the Acquired Funds, the “Funds” and each a “Fund”) for a Joint Special Meeting of Stockholders of each Fund (the “Meeting”). The Meeting will be held on October 22, 2009 at InterContinental The Barclay New York, 111 East 48th Street, North Parlor Rooms I and II, New York, New York 10017 at 10:00 a.m., Eastern time. At the Meeting, stockholders of the Funds will be asked to consider and act upon the following:

PROPOSAL 1:	To approve the merger of RLF, RPF and RWF with and into RQI in accordance with the Maryland General Corporation Law (“MGCL”) (stockholders of each Fund voting with respect to their Fund);

PROPOSAL 2:	To approve an amendment to RQI’s charter to increase the number of authorized shares of RQI’s capital stock (RQI stockholders voting); and

PROPOSAL 3:	To approve the following fundamental policy changes for RQI:

A.

Changing from fundamental to non-fundamental the Fund’s investment restriction prohibiting the Fund from investing more than 10% of its managed assets in debt securities issued or guaranteed by real estate companies;

B.

Changing from fundamental to non-fundamental the Fund’s investment restriction prohibiting the Fund from investing more than 20% of its managed assets in preferred stock or debt securities rated below investment grade or unrated securities of comparable quality; and

C.

Changing from fundamental to non-fundamental the Fund’s investment restriction prohibiting the Fund from acquiring or retaining securities of any investment company, except up to the limits permitted by Section 12(d)(1) of the Investment Company Act of 1940, as amended (the “1940 Act”), or any exemption or acquired as part of a merger.

(RQI stockholders voting on each of Proposals 3A-3C separately)

If Proposals 1 and 2 are approved, as a result of the Mergers, each full (and fractional) share of common stock, par value $0.001 per share, of each Acquired Fund (“Acquired Fund Common Shares”) would convert into an equivalent dollar amount (to the nearest $0.001) of full (and fractional) shares of common stock, par value $0.001 per share, of RQI (“RQI Common Shares”), based on the net asset value of each Fund. Although RQI Common Shares received in the Mergers will have the same total net asset value as Acquired Fund Common Shares held immediately before each Merger, their stock price on the New York Stock Exchange (the “NYSE”) may be greater or less than the stock prices of Acquired Fund Common Shares, based on current market prices at the time of the Mergers. All RQI Common Shares currently issued and outstanding will remain issued and outstanding following the Mergers.

With respect to Proposal 1, a Merger will not be consummated unless that Merger is approved by the stockholders of RQI and the relevant Acquired Fund. The Mergers of RLF and RPF with and into RQI are not conditioned on the approval of any other Merger. However, the Merger of RWF with and into RQI will not be consummated, notwithstanding approval by the stockholders of RWF and RQI, unless the Merger of either RLF or RPF with and into RQI is approved. If stockholders of RQI approve the Mergers, but stockholders of an Acquired Fund do not approve the Merger for their Fund, that Merger will not proceed. If a Merger does not proceed, the relevant Acquired Fund will continue in operation as a separate investment company, and the Board of that Acquired Fund will separately consider such alternatives as it determines to be in the best interests of stockholders, including re-proposing the Merger. Stockholders of RQI must approve both Proposals 1 and 2 in order for all of the Mergers to proceed.

The Boards believe that combining the Funds could benefit stockholders of each Fund by providing the potential for portfolio management efficiencies, a lower total annual operating expense ratio and enhanced market liquidity for RQI Common Shares.

Stockholders of RQI also are being asked to approve an amendment to RQI’s charter that would increase the number of shares of the Fund’s authorized capital stock from 100 million to 300 million. If Proposal 2 is not approved, but the proposals approving the Mergers are approved, RQI will not have sufficient authorized but unissued capital stock to issue to all of the Acquired Funds’ stockholders and will not be able to consummate all of the Mergers. Should this occur, the Funds’ Boards reserve the right to consummate the Mergers of only one or two of the Aquired Funds with and into RQI and will promptly publicly announce prior to the Closing Date which Mergers will be consummated. In addition, if Proposal 2 is not approved but certain Mergers proceed, in the future RQI may not have a sufficient amount of authorized stock remaining to continue to issue to stockholders of the combined Fund in connection with RQI’s dividend reinvestment plan.

In addition, stockholders of RQI also are being asked to approve certain changes to the fundamental investment policies of RQI to change from fundamental to non-fundamental certain investment restrictions, including limits on the Fund’s ability to invest in (i) debt securities issued or guaranteed by real estate companies, (ii) preferred stock or debt securities rated below investment grade or unrated securities of comparable quality and (iii) other investment companies pursuant to the requirements of the 1940 Act. The conversions will not result in changes to RQI’s investment strategies, but could provide the Fund’s investment manager, Cohen & Steers Capital Management, Inc. (the “Investment Manager”), with additional portfolio management flexibility in the future. Proposals 3A-3C are not conditioned on the approval of either Proposal 1 or 2, but RQI stockholders must approve each of Proposals 3A-3C separately.

RLF, RPF, RWF and RQI were incorporated in Maryland on June 21, 2000, April 11, 2002, June 16, 2004 and August 22, 2001, respectively. Each Fund is a closed-end, non-diversified management investment company with common stock listed on the NYSE. The Funds have substantially similar investment objectives and substantially similar (similar, for RWF) investment policies. Each Fund focuses its investments in real estate companies and is managed by the Investment Manager. Please see “Proposal 1—Comparison of Investment Objectives, Strategies and Principal Risks of Investing in the Funds” in this Proxy/Prospectus.

Each Merger will be effected pursuant to an Agreement and Plan of Merger, a form of which is attached to this Proxy/Prospectus as Appendix A. The material terms and conditions of the Agreements and Plans of Merger are summarized in this Proxy/Prospectus. See “Proposal 1—Information About the Mergers—The Agreements and Plans of Merger.”

This Proxy/Prospectus serves as a prospectus for RQI Common Shares under the Securities Act of 1933, as amended (the “Securities Act”), in connection with the issuance of RQI Common Shares in the Mergers.

Assuming the Funds’ stockholders approve the Mergers and all other conditions to the consummation of the Mergers are satisfied or waived, the Funds will file articles of merger (the “Articles of Merger”) with respect to each Merger with the State Department of Assessments and Taxation in Maryland (the “SDAT”). Each Merger will become effective when the SDAT accepts for record the Articles of Merger or at such later time, which may not exceed 30 days after the Articles of Merger are accepted for record, as specified in the Articles of Merger. The date when the Articles of Merger are accepted for record, or the later date, is referred to in this Proxy/Prospectus as the “Closing Date.” Each Acquired Fund, as soon as practical after the Closing Date, will terminate its registration under the 1940 Act.

Each Merger is being structured as a reorganization for federal income tax purposes. See “Proposal 1—Information About the Proposed Mergers—Material U.S. Federal Income Tax Consequences.” Stockholders should consult their tax advisors to determine the actual impact of the Merger of their Fund on them in light of their individual tax circumstances.

You should retain this Proxy/Prospectus for future reference as it sets forth concisely information about the Funds that you should know before voting on the proposed Mergers described herein.

A Statement of Additional Information (“SAI”) dated August 21, 2009, which contains additional information about the Mergers and the Funds, has been filed with the Securities and Exchange Commission (the “SEC”). The SAI is incorporated by reference into this Proxy/Prospectus. You may receive free of charge a copy of the SAI or a Fund’s Annual Report to Stockholders for the fiscal year ended December 31, 2008 and Semi-Annual Report to Stockholders for the six month period ended June 30, 2009, which highlight certain important information such as investment performance and expense and financial information, by visiting our website at www.cohenandsteers.com, by calling 800-330-7348 or by writing a Fund at the address listed above.

In addition, you can copy and review this Proxy/Prospectus and the complete filing on Form N-14 containing the Proxy/Prospectus, and any of the other above-referenced documents, at the SEC’s Public Reference Room in Washington, D.C. You may obtain information about the operation of the Public Reference Room by calling the SEC at (202) 551-8090. Reports and other information about each Fund are available on the EDGAR Database on the SEC’s website at www.sec.gov. You may also obtain copies of this information, after paying a duplicating fee, by electronic request at publicinfo@sec.gov, or by writing the SEC at Public Reference Section, Securities and Exchange Commission, 100 F Street, N.E., Washington, D.C. 20549.

RLF, RPF, RWF and RQI common shares are listed on the NYSE under the symbols “RLF,” “RPF,” “RWF” and “RQI,” respectively. After the Closing Date, RQI Common Shares will continue to be listed on the NYSE under the symbol “RQI.” You also may inspect the Fund’s stockholder reports, proxy materials and other information about the Funds at the NYSE.

The information contained herein concerning each Fund has been provided by, and is included herein in reliance upon, each respective Fund.

The SEC has not approved or disapproved these securities nor passed upon the accuracy or adequacy of this Proxy/Prospectus. Any representation to the contrary is a criminal offense.

Page
PROPOSAL 3—To Approve Certain Fundamental Policy Changes for RQI	76

A. Changing from fundamental to non-fundamental the Fund’s investment restriction prohibiting the Fund from investing more than 10% of its managed assets in debt securities issued or guaranteed by real estate companies.	76

B. Changing from fundamental to non-fundamental the Fund’s investment restriction prohibiting the Fund from investing more than 20% of its managed assets in preferred stock or debt securities rated below investment grade or unrated securities of comparable quality.	77

C. Changing from fundamental to non-fundamental the Fund’s investment restriction prohibiting the Fund from acquiring or retaining securities of any investment company, except up to the limits permitted by Section 12(d)(1) of the 1940 Act, or any exemption or acquired as part of a merger.	77
Other Business	78
Submission of Stockholder Proposals	78
Stockholder Communications with the Boards	78
Voting Information	78
Proxy Solicitation	79
Quorum	79
Votes Required	80
Effect of Abstentions and Broker “Non-Votes”	80
Adjournments and Postponements	80
Record Date and Outstanding Shares	80
Service Providers	81
APPENDIX A: FORM OF AGREEMENT AND PLAN OF MERGER	A-1
APPENDIX B: PROXY VOTING POLICY	B-1
APPENDIX C: COMPARISON OF INVESTMENT OBJECTIVES AND PRINCIPAL INVESTMENT POLICIES AND RESTRICTIONS	C-1
APPENDIX D: S&P AND MOODY’S RATINGS	D-1

PROPOSAL 1

TO APPROVE THE MERGERS OF THE ACQUIRED FUNDS WITH AND INTO RQI IN ACCORDANCE WITH THE MARYLAND GENERAL CORPORATION LAW

SUMMARY

This summary is qualified in its entirety by reference to the additional information contained elsewhere in this Proxy/Prospectus and the Agreements and Plans of Merger, a form of which is attached to this Proxy/Prospectus as Appendix A.

Proposed Mergers

At meetings held on June 2, 2009, June 9-10, 2009, June 17, 2009 and June 29, 2009, the Funds’ Boards, including the Directors who are not “interested persons” (as defined in the 1940 Act) of the Funds (the “Independent Directors”), considered and, on June 29, 2009, approved, the Agreements and Plans of Merger. As a result of the Mergers:

•

each full (and fractional) Acquired Fund Common Share will convert into an equivalent dollar amount (to the nearest $0.001) of full (and fractional) RQI Common Shares, based on the net asset value per share of each Fund calculated at 4:00 p.m. on the Closing Date; and

•

each holder of Acquired Fund Common Shares will become a holder of RQI Common Shares and will receive, on the Closing Date, that number of full (and fractional) RQI Common Shares having an aggregate net asset value equal to the aggregate net asset value of such stockholder’s Acquired Fund Common Shares as of the close of business on the Closing Date.

If a Merger is not approved, the affected Acquired Fund will continue as a separate investment company, and the Board of that Acquired Fund will separately consider such alternatives as it determines to be in the best interests of stockholders, including re-proposing the Merger.

For the reasons set forth below in “Information About the Proposed Mergers—Reasons for the Mergers and Board Considerations,” the Board of each Fund, including the Independent Directors, have concluded that the relevant Merger(s) would be in the best interests of the Fund and its stockholders, and that the interests of Fund stockholders would not be diluted as a result of the Merger(s). The Boards, therefore, are hereby submitting the Mergers to Fund stockholders and recommend that stockholders of each Fund vote “FOR” the Merger affecting their Fund.

Because the Mergers have been approved by the Board of each Fund, as applicable, including at least 75% of the Continuing Directors (as defined herein), under the Funds’ charters, approval of each Merger requires the affirmative vote of the holders of a majority of the outstanding shares of common stock of each Fund involved in that Merger. See “Voting Information” below. The stockholders of RLF, RPF and RWF will vote separately on the Merger involving their Fund. The stockholders of RQI will vote separately on each Merger. In addition, the Merger of RWF with and into RQI is conditioned on the approval of the Merger of either RLF or RPF with and into RQI. If stockholders approve the Mergers and all applicable conditions have been satisfied, the Closing Date of the Mergers is expected to be December 18, 2009, but in any event no later than December 31, 2009. If Proposal 2 is not approved, but the proposals approving the Mergers are approved, RQI will not have sufficient authorized but unissued capital stock to issue to all of the Acquired Funds’ stockholders and will not be able to consummate all of the Mergers. Should this occur, the Funds’ Boards reserve the right to consummate the Mergers of only one or two of the Aquired Funds with and into RQI and will promptly publicly announce prior to the Closing Date which Mergers will be consummated. In addition, if Proposal 2 is not approved but certain Mergers proceed, in the future RQI may not have a sufficient amount of authorized stock remaining to continue to issue to stockholders of the combined Fund in connection with RQI’s dividend reinvestment plan.

Prior to completion of each Merger, the affected Funds will each have received an opinion of Stroock & Stroock & Lavan LLP substantially to the effect that the Merger will qualify as a reorganization for federal income tax purposes. Accordingly, for federal income tax purposes, (i) no gain or loss will generally be recognized by the Acquired Fund or the holders of Acquired Fund Common Shares as a result of the Merger, (ii) the aggregate tax basis of the RQI Common Shares received by the holders of Acquired Fund Common Shares will be the same as the aggregate tax basis of the holders’ Acquired Fund Common Shares and (iii) a holder’s holding period for RQI Common Shares will generally be determined by including the period for which he or she held Acquired Fund Common Shares that are converted pursuant to the Merger, provided that such shares were held as capital assets. For more information about the federal income tax consequences of the Mergers, see “Information about the Proposed Mergers—Material U.S. Federal Income Tax Consequences” below.

Comparison of Investment Objectives, Strategies and Principal Risks of Investing in the Funds

The Funds have substantially similar investment objectives, which are, primarily, high current income through investment in real estate securities (for RWF, high current income) and, secondarily, capital appreciation, and substantially similar (similar, for RWF) investment policies. Each Fund is a non-diversified, closed-end management investment company. Each Fund focuses its investments in equity securities, including common stocks, preferred stocks and other equity securities, of U.S. real estate companies; however, RWF focuses its investments in global real estate companies, which includes U.S. real estate companies. Each Fund also is managed by the Investment Manager. Cohen & Steers Europe S.A. (“CNS Europe”), Cohen & Steers UK Limited (“CNS UK”) and Cohen & Steers Asia Limited (“CNS Asia”) also serve as sub-investment advisers to RWF (collectively, the “Subadvisers”). The Investment Manager expects to appoint, subject to approval of RQI’s Board, the Subadvisers to serve as subadvisers to the combined Fund effective immediately following the Closing Date.

Under normal circumstances, each of RLF and RPF invests at least 90% of its managed assets in common stocks, preferred stocks and other equity securities issued by real estate companies. Under normal circumstances, each of RLF, RPF and RQI invests at least 80% of its managed assets invested in income producing equity securities issued by real estate investment trusts (“REITs”) (for RQI, high quality REITs). Under normal circumstances, RWF invests at least 80% of its managed assets in a portfolio of income producing global real estate equity securities, with up to 70% of its managed assets allocated to common stocks (including REIT shares) issued by real estate companies (approximately 75% of which are companies located in Asia, Europe and Canada and approximately 25% of which are U.S. companies) and up to 30% of its managed assets allocated to preferred and other fixed-income securities of U.S. and non-U.S. companies. RLF and RPF each may invest up to 20% of its managed assets in foreign securities. RQI may invest up to 25% of its managed assets in foreign securities, including up to 15% of its assets in companies located in emerging market countries. RWF may invest up to 100% of its assets in foreign securities, and expects to have investments in at least three countries, including the United States. RWF, under normal market conditions, invests primarily in developed countries, but may invest up to 15% of its managed assets in emerging market countries. As used in this Proxy/Prospectus, “managed assets” are a Fund’s net assets applicable to shares of its common stock plus the liquidation preference of auction market preferred securities (“AMPS”), if any, and the outstanding balance of its borrowings, if any.

Each Fund may invest in preferred securities and other fixed income or debt securities issued by any type of company and may invest in non-investment grade preferred stock or debt securities, although the percentages by Fund vary. RLF, RPF and RQI each have a fundamental investment restriction to not invest more than 25%, 25% and 20%, respectively, of its managed assets in non-investment grade preferred stock or debt securities, while RWF has a non-fundamental investment restriction to limit investments to 30% in such securities. RQI’s stockholders are being asked in Proposal 3B to approve converting RQI’s investment restriction to a non-fundamental policy that may be changed by the Board without stockholder approval. Each Fund generally will not invest more than 10% of its managed assets in the securities of one issuer.

Each Fund may purchase and sell derivative instruments such as exchange-listed and over-the-counter put and call options on securities (including securities of investment companies and baskets of securities), indexes, and other financial instruments; purchase and sell financial futures contracts and options thereon, enter into various interest rate transactions, such as swaps, caps, floors or collars or credit transactions; equity index, total returns and credit default swaps; forward contracts; and structured investments. In addition, the Funds may enter into various currency transactions, such as forward currency contracts, currency futures contracts, currency swaps and options on currency or currency futures. The Funds also may purchase and sell derivative instruments that combine features of these instruments.

Each Fund may engage in securities lending up to 33-1/3% of managed assets, and may acquire or maintain securities in investment companies in accordance with the limits set forth in Section 12(d)(1) of the 1940 Act.

The fundamental investment restrictions to which the Funds are subject are similar but not identical.

Because of their substantially similar investment objectives and substantially similar (similar, for RWF) principal investment strategies, the Funds are subject to similar investment risks. Because each Fund concentrates its assets in the real estate industry, a Fund’s investments will be closely linked to the performance of the real estate markets. Property values may fall due to increasing vacancies or declining rents resulting from economic, legal, cultural or technological developments. REIT prices also may drop because of the failure of borrowers to pay their loans and poor management. Many REITs utilize leverage, which increases investment risk and could adversely affect a REIT’s operations and market value in periods of rising interest rates as well as risks normally associated with debt financing. In addition, there are specific risks associated with particular sectors of real estate investments such as retail, office, hotel, healthcare, and multifamily properties.

When the Investment Manager believes that market or general economic conditions justify a temporary defensive position, each Fund may deviate from its investment objectives and invest all or any portion of its assets in investment grade debt securities, without regard to whether the issuer is a real estate company. When and to the extent a Fund assumes a temporary defensive position, it may not pursue or achieve its investment objectives.

None of the Funds are intended to be a complete investment program, and there is no assurance that any of the Funds will achieve their investment objectives.

The preceding summary of the Funds’ investment objectives and certain policies and related risks should be considered in conjunction with the discussion below under “Comparison of Investment Objectives, Strategies and Principal Risks of Investing in the Funds—Investment Objectives, Strategies and Principal Risks,” “—Additional Investment Activities,” “—Risk Factors” and “—Investment Restrictions” which contains a more complete comparison of the Funds’ investment objectives, strategies, policies and restrictions and related risks. The investment strategies, policies and restrictions of RQI will be the same for the combined Fund, including any changes approved by RQI’s stockholders set forth in Proposal 3 below.

Fees and Expenses

Each Fund has employed leverage as part of its investment strategy since shortly after its inception. Historically, the Funds’ leverage has consisted of proceeds from the issuance of AMPS. In February 2008, the auction markets for these types of securities started to fail, and the Funds have, since that time, redeemed all of their outstanding shares of AMPS by borrowing funds pursuant to lines of credit with a financial institution (“borrowings”) or by cash proceeds from the sale of portfolio securities. As of December 31, 2008, each Fund’s most recent fiscal year end, each Fund used a combination of AMPS and borrowings to finance its leverage strategy. On June 30, 2009, the Funds publicly announced their intent to redeem all of their outstanding shares of AMPS through the incurrence of additional borrowings. These redemptions were completed on July 24, 2009.

To complete the AMPS redemptions and maintain the Funds’ leverage strategies at their levels at the time of such redemptions, the Funds relied, and continue to rely, on an exemptive order from the SEC providing temporary relief from the 300% asset coverage requirements for debt set forth in Section 18 of the 1940 Act. This allowed each Fund to redeem its then-outstanding AMPS by borrowing funds pursuant to a line of credit under the same 200% asset coverage requirements set forth in Section 18 of the 1940 Act for AMPS, instead of the statutorily-imposed asset coverage ratio for debt of 300%. This relief is temporary and, unless extended by the SEC, will expire on October 31, 2010.

Upon the Closing Date, assuming each of the Mergers is approved, the existing credit arrangements for the Acquired Funds will terminate in accordance with their terms, and RQI’s lender will remain the sole lender to the combined Fund, which will assume the debt of the Acquired Funds as part of the Mergers. After the Mergers, the amount available under the credit arrangement will be sufficient for the combined Fund to maintain its current leverage strategy, although the amount of leverage employed by RQI may change over time. In addition, there is no guarantee that borrowing rates under the existing or future credit arrangements will remain the same.

Following completion of the Mergers, the Investment Manager expects the total annual operating expenses borne by the stockholders of the combined Fund to vary, in some circumstances substantially, from the expense information provided in each Fund’s Annual Report to Stockholders for the fiscal year ended December 31, 2008, as the combined Fund will no longer be paying dividend payments on AMPS (which are not reflected as Fund expenses), but will be paying interest and fees on borrowings, including the borrowings assumed from the Acquired Funds. In light of the material change in the Funds’ capital structure that has occurred since December 31, 2008, the fee table below reflects the Funds’ actual expenses as of April 30, 2009, on an annualized basis, assuming each Fund replaced with borrowings all of its AMPS outstanding as of April 30, 2009 and had credit arrangements with RQI’s lender, on the same terms as in effect for RQI and with reduced lines of credit as set forth in the footnotes to the table below. The Funds expect that the expenses of the stockholders of the combined Fund will more closely reflect the expense structure shown in the table below instead of the expenses borne by the Funds’ stockholders for the twelve month period ended December 31, 2008.

Fee Table

After the Mergers, the combined Fund is anticipated to have a lower total annual operating expense ratio, including the cost of leverage (interest and fees on borrowings), than each Fund’s total annual operating expense ratio individually prior to the Mergers (including interest and fees on borrowings). As described in this combined Proxy/Prospectus, except for RWF, an unfavorable vote by the stockholders of one of the Acquired Funds will not affect the implementation of a Merger by another Acquired Fund if approved by stockholders of such other Acquired Fund and RQI. However, the Merger of RWF with and into RQI is contingent on either RLF or RPF participating in a Merger.

The table below reflects the Funds’ expense ratios (based upon each Fund’s net assets) as of April 30, 2009, on an annualized basis, assuming each Fund replaced with borrowings all of its AMPS outstanding as of April 30, 2009 and had credit arrangements with RQI’s lender, on the same terms as in effect for RQI and with reduced lines of credit as set forth in the footnotes to the tables below. Accordingly, the actual fees and expenses of each Fund and the combined Fund as of the Closing Date can be expected to differ from those reflected in the table below due to changes in net assets and interest rates from those at April 30, 2009 and other factors. Changes in net assets may result from market appreciation or depreciation and other factors occurring between April 30, 2009 and the Closing Date. As a general matter, changes (positive or negative) in a Fund’s expense ratio resulting from fluctuations in the Fund’s net assets will be borne by that Fund’s stockholders and, after a Merger, the combined Fund. The table does not reflect non-recurring estimated Merger expenses of approximately $885,000, of which $214,000 is attributable to RLF, $236,000 is attributable to RPF, $124,000 is attributable to RWF, and $311,000 is attributable to RQI. These estimated expenses are equal to 0.19% of the net assets of each individual Fund as well as the combined Fund.

Each Merger is expected to result in a lower total annual operating expense ratio, including the costs of leverage, for each participating Fund. It is anticipated that the most likely expense ratio for the combined Fund will be achieved as a result of all of the Mergers being approved and consummated, and that the least favorable expense ratio for the combined Fund will result if RLF and RWF are the only Acquired Funds that participate in the Mergers. The following table presents the estimated operating expenses as a result of all Funds approving and participating in the Mergers. Because each Acquired Fund’s participation in a Merger is not contingent on whether a Merger is approved by any of the other Acquired Funds (other than RWF, for which participation is contingent on either RLF or RPF participating in a Merger), several Fund combinations are possible and the effects on expenses for all possible combinations are not illustrated in the expense table below.

	RLF	RPF	RWF	RQI	Pro Forma Combined Fund (RQI)[1]
Stockholder Transaction Expenses
Sales Load (as a percentage of offering price)[2]	None	None	None	None	None
Dividend Reinvestment Plan Fees[3]	None	None	None	None	None

Annual Expenses (as a percentage of net assets attributable to common stock)[4]
Management Fees[5]	1.47%	1.35%	1.64%	1.45%	1.46%
Other Expenses	0.75%	0.71%	1.38%	0.58%	0.49%
Interest Payments on Borrowed Funds[6]	1.36%	1.45%	1.53%	1.36%	1.33%

Total Annual Fund Operating Expenses	3.58%	3.51%	4.55%	3.39%	3.28%
Expense Waivers[5]	-0.24%	-0.25%	0.00%	-0.24%	-0.24%

Net Annual Fund Operating Expenses[7]	3.34%	3.26%	4.55%	3.15%	3.04%[8]

1.	The Pro Forma Combined Fund column assumes all of the proposed Mergers were consummated on April 30, 2009.
2.	Shares of the Funds’ common stock are traded on the secondary market and, as such, transactions are not subject to sales charges, but may be subject to brokerage commissions or other charges. The table does not include any underwriting commissions paid by stockholders in the initial public offering of the common stock of each Fund.
3.	Each participant in a Fund’s dividend reinvestment plan (“DRIP”) pays a proportionate share of the brokerage commissions incurred with respect to open market purchases, if any, made by the Fund’s Plan Agent (defined below).
4.	Annual Expenses are stated as a percentage of net assets attributable to the Funds’ shares of common stock, assuming leverage (borrowings) as discussed above.
5.	Reflects the effective management fee rate paid by each Fund’s common stockholders. RLF, RPF, RWF and RQI are charged a management fee of 0.85%, 0.80%, 0.95% and 0.85%, respectively, of the Fund’s average daily managed assets. The combined Fund will pay a contractual management fee of 0.85% of its average daily managed assets. The Investment Manager has contractually agreed to waive a portion of each Fund’s management fee on a declining annual basis (other than RWF, for which contractual waiver arrangements expired on March 31, 2009). The contractual fee waiver arrangement for RQI also is reflected in the Pro Forma Combined Fund column. For more information on the Funds’ contractual fee waivers, please see “Information About Management of the Funds—Investment Manager and Subadvisers.”
6.	The expenses related to the Funds’ borrowings, including certain non-interest expenses, are reflected under “Interest Payments on Borrowed Funds.” Prior to July 16 and July 17, 2009, RLF and RWF had separate lines of credit of $165 million and $85 million, respectively. On July 16 and July 17, 2009 RLF and RWF terminated their existing lines of credit and entered into new lines of credit of $110 million and $75 million, respectively, on the contractual terms currently in place for the other Funds. As such, the amounts in the table for RLF and RWF under “Interest Payments on Borrowed Funds” assume each Fund had a line of credit with its current lender as of April 30, 2009. As of April 30, 2009, RPF and RQI had separate lines of credit of $210 million and $250 million, respectively. On July 15, 2009, RPF and RQI reduced their lines of credit to $125 million and $150 million, respectively. The Pro Forma Combined Fund column assumes a single line of credit of $460 million as of April 30, 2009 (on the terms and conditions currently in place for RQI). The expenses for each Fund set forth in the table above are based on the reduced lines.

7.	As noted above, as of December 31, 2008, the Funds’ leverage strategy consisted of a mix of AMPS and borrowings. Annual expenses, stated as a percentage of net assets attributable to the Funds’ shares of common stock, as of December 31, 2008, were as follows:

	RLF	RPF	RWF	RQI	Pro Forma Combined Fund (RQI)*
Management Fees**	1.50%	1.44%	1.59%	1.49%	1.49%
Other Expenses	0.27%	0.23%	0.53%	0.24%	0.17%
Interest Payments on Borrowed Funds***	0.60%	0.38%	0.39%	0.38%	0.43%

Total Annual Fund Operating Expenses****	2.37%	2.05%	2.51%	2.11%	2.09%
Expense Waivers**	-0.37%	-0.34%	-0.33%	-0.35%	-0.35%

Net Annual Fund Operating Expenses****	2.00%	1.71%	2.18%	1.76%	1.74%‡
Dividends Paid to AMPS Holders****	2.23%	2.81%	2.53%	2.57%	2.38%†

Net Annual Fund Operating Expenses and Dividends Paid to AMPS Holders	4.23%	4.52%	4.71%	4.33%	4.12%‡

*	The Pro Forma Combined Fund column assumes all of the proposed Mergers were consummated on January 1, 2008.
**	Reflects the effective management fee rate paid by each Fund’s common stockholders. RLF, RPF, RWF and RQI are charged a management fee of 0.85%, 0.80%, 0.95% and 0.85%, respectively, of the Fund’s average daily managed assets. The combined Fund will pay a contractual management fee of 0.85% of its average daily managed assets. The Investment Manager had contractually agreed to waive a portion of each Fund’s management fee on a declining annual basis. The contractual fee waiver arrangement for RQI also is reflected in the Pro Forma Combined Fund column. For more information on the Funds’ contractual fee waivers, please see “Information About Management of the Funds—Investment Manager and Subadvisers.”
***	The expenses related to the Funds’ borrowings, including certain non-interest expenses and the payments to broker-dealers that have entered into agreements with the auction agent for the Funds’ AMPS, are reflected under “Interest Payments on Borrowed Funds.” As of December 31, 2008, RLF and RWF had separate lines of credit of $165 million and $85 million, respectively. As of the same date, RPF and RQI had separate lines of credit of $210 million and $250 million, respectively. The Pro Forma Combined Fund column assumes a single line of credit of $710 million with RQI’s current lender during the twelve-month pro forma period ended December 31, 2008 (on the terms and conditions currently in place for RQI).
****	Each of the Funds had outstanding multiple series of AMPS as of December 31, 2008. Because dividend payments to AMPS holders are not “expenses” of the Funds under applicable accounting rules, “Total Annual Fund Operating Expenses” and “Net Annual Fund Operating Expenses” exclude the effect of these payments.
†	The Pro Forma Combined Fund column assumes the combined Fund acquired all of the outstanding AMPS of the Acquired Funds as of January 1, 2008, except for the redemption of $76.5 million in Series M7 AMPS of RWF in connection with the Merger of RWF with and into RQI. The redemption would have been effected to avoid potential tax issues arising from similar AMPS series outstanding in the combined Fund.
‡	If only the Mergers of RLF and RWF with and into RQI were consummated, the combined Fund’s Net Annual Fund Operating Expenses and Net Annual Fund Operating Expenses and Dividends Paid to AMPS Holders for the twelve-month pro forma period ended December 31, 2008 would have been 1.78% and 4.23%, respectively.
8.	If only the Mergers of RLF and RWF with and into RQI were consummated, the combined Fund’s Net Annual Fund Operating Expenses as of April 30, 2009 on an annualized basis would have been 3.08%.

Expense Example

The following example is intended to help you compare the costs of an investment in the combined Fund (RQI), after the Mergers are consummated, with the costs of investing in a Fund before the Mergers. The example is based on each Fund’s Total Annual Fund Operating Expenses as set forth in the Fee Table, which are based on an annualization of each Fund’s actual expense ratio as of April 30, 2009, and assumes the assumptions set forth in the table above. An investor would pay the following expenses on a $1,000 investment in shares of a Fund’s common stock, assuming a 5% annual return on net asset value through the period and no changes to Total Annual Fund Operating Expenses (except to account for the Funds’ contractual expense waiver arrangements) for each Fund for years 1 through 10:

	1 Year	3 Years	5 Years	10 Years
RLF	$34	$106	$182	$382
RPF	$33	$104	$178	$375
RWF	$46	$137	$230	$465
RQI	$32	$100	$173	$364
Pro Forma Combined Fund[1]	$31	$97	$167	$354

1.	Assumes consummation of all of the Mergers. As discussed above, except with respect to RWF, an unfavorable vote by stockholders of one of the Acquired Funds will not affect the consummation of the Merger of another Acquired Fund. As such, there could be other combinations of consummated Mergers, resulting in different expenses for the resulting combined Fund.

The example set forth above assumes the reinvestment of all dividends and distributions at net asset value. The example should not be considered a representation of past or future expenses or annual rates of return. Actual expenses or annual rates of return may be more or less than those assumed for purposes of the example.

COMPARISON OF INVESTMENT OBJECTIVES, STRATEGIES AND PRINCIPAL RISKS OF

INVESTING IN THE FUNDS

Investment Objectives, Strategies and Principal Risks

The Funds have substantially similar investment objectives, which are, primarily, high current income through investment in real estate securities (for RWF, high current income) and, secondarily, capital appreciation, and substantially similar (similar, for RWF) investment policies. Each Fund is a non-diversified closed-end management investment company. Each Fund focuses its investments in equity securities, including common stocks, preferred stocks and other equity securities, of real estate companies; however, RWF invests in global real estate companies, which includes U.S. real estate companies. Each Fund also is managed by the Investment Manager, and CNS Europe, CNS UK and CNS Asia also serve as sub-investment advisers to RWF. The Investment Manager expects to appoint, subject to approval of RQI’s Board, the Subadvisers to serve as subadvisers to the combined Fund effective immediately following the Closing Date. For more information on the Subadvisers, see “Information about Management of the Funds—Investment Manager and Subadvisers” below.

Under normal circumstances, each of RLF and RPF invests at least 90% of its managed assets in common stocks, preferred stocks and other equity securities issued by real estate companies. Under normal circumstances, each of RLF, RPF and RQI invests at least 80% of its managed assets invested in income producing equity securities issued by REITs (for RQI, high quality REITs). Under normal circumstances, RWF invests at least 80% of its managed assets in a portfolio of income producing global real estate equity securities, with up to 70% of its managed assets allocated to common stocks (including REIT shares) issued by real estate companies (approximately 75% of which are companies located in Asia, Europe and Canada and approximately 25% of which are U.S. companies) and up to 30% of its managed assets allocated to preferred and other fixed-income securities of U.S. and non-U.S. companies.

In making investment decisions with respect to common stocks and other equity securities, including securities of REITs in which each Fund invests, the Investment Manager relies on a fundamental analysis of each company. Securities are evaluated for their potential to provide an attractive total return, through a combination of dividend income and capital appreciation. The Investment Manager reviews a company’s potential for success in light of the company’s industry and sector position, and economic and market conditions. The Investment Manager evaluates a number of company-specific factors, including quality of management, financial condition, corporate governance, business plan and cash flow and dividend growth potential. The Investment Manager evaluates a security’s valuation on one or more of the following criteria: price/cash flow multiple, discounted cash flow, price/net asset value and dividend yield.

In making investment decisions with respect to preferred securities and other fixed income securities in which each Fund invests, the Investment Manager seeks to select securities it views as undervalued on the basis of risk and return profiles. In making these determinations, the Investment Manager evaluates the fundamental characteristics of an issuer, including an issuer’s creditworthiness, and also takes into account prevailing market factors. In analyzing credit quality, the Investment Manager considers not only fundamental analysis, but also an issuer’s corporate and capital structure and the placement of the preferred or debt securities within that structure. The Investment Manager takes into account other factors, such as call and other structural features, event risk, the likely directions of interest rates and relative value versus other income security classes, among others. Each Fund generally will not invest more than 10% of its managed assets in the securities of one issuer.

The combined Fund will continue to employ the same principal investment strategies as RQI.

Each Fund may invest in, among other things, the types of securities and instruments described below:

Real Estate Companies

For purposes of each Fund’s investment policies, a real estate company is one that:

•	derives at least 50% of its revenues from the ownership, construction, financing, management or sale of commercial, industrial, or residential real estate; or

•	has at least 50% of its assets in such real estate.

Under normal market conditions, each Fund invests at least 80% of its managed assets in the equity securities of real estate companies. These equity securities consist of:

•	common stocks (including REIT shares);

•	preferred stocks;

•	rights or warrants to purchase common and preferred stocks; and

•	securities convertible into common and preferred stocks where the conversion feature represents, in the Investment Manager’s view, a significant element of the securities’ value.

Real Estate Investment Trusts

A REIT is a company dedicated to owning, and usually operating, income producing real estate, or to financing real estate. REITs pool investors’ funds for investment primarily in income producing real estate or real estate-related loans or interests. A REIT is not taxed on income distributed to stockholders if, among other things, it distributes to its stockholders substantially all of its taxable income (other than net capital gains) for each taxable year. As a result, REITs tend to pay relatively higher dividends than other types of companies and the Funds intend to use these REIT dividends in an effort to meet the current income goal of their investment objectives.

REITs can generally be classified as equity REITs, mortgage REITs and hybrid REITs. Equity REITs, which invest the majority of their assets directly in real property, derive their income primarily from rents. Equity REITs can also realize capital gains by selling properties that have appreciated in value. Mortgage REITs, which invest the majority of their assets in real estate mortgages, derive their income primarily from interest payments. Hybrid REITs combine the characteristics of both equity REITs and mortgage REITs. RLF, RPF and RWF do not currently intend to invest more than 10% of their managed assets in mortgage REITs or hybrid REITs. RQI is not limited in the amount of its assets it may invest in these types of REITs.

Foreign (Non-U.S.) Real Estate Companies

Each Fund is permitted to invest in global real estate companies, including those located outside the United States. RWF may invest up to 100% of its managed assets in securities of non-U.S. issuers or in securities that are denominated in various foreign currencies or multinational currency units, and expects to have investments in at least three countries, including the United States. RWF, under normal market conditions, invests primarily in developed countries, but may invest up to 15% of its managed assets in emerging market countries. RLF and RPF each may invest up to 20% of its managed assets in foreign securities. RQI may invest up to 25% of its managed assets in foreign securities, including up to 15% of its assets in companies located in emerging market countries.

These companies include, but are not limited to, companies with similar characteristics to the REIT structure, in which revenue primarily consists of rent derived from owned, income-producing real estate properties, dividend distributions as a percentage of taxable net income are high (generally greater than 80%).

Preferred Securities

The Funds may invest, to varying degrees, in preferred securities issued by real estate companies, including REITs, and other types of issuers. There are two basic types of preferred securities. The first, sometimes referred to in this Proxy/Prospectus as traditional preferred securities, consists of preferred stock issued by an entity taxable as a corporation. Preferred stocks are considered equity securities. The second basic type is referred to in this Proxy/Prospectus as hybrid-preferred securities. Hybrid-preferred securities are usually issued by a trust or limited partnership and often represent preferred interests in subordinated debt instruments issued by a corporation for whose benefit the trust or partnership was established. Hybrid-preferred securities are considered debt securities. Preferred securities pay fixed or floating dividends to investors and have “preference” over common stock in the payment of dividends and in the liquidation of a company’s assets. This means that a company must pay dividends on preferred stock before paying dividends on its common stock. Preferred stockholders usually have no right to vote for corporate directors or on other matters. The hybrid and REIT preferred securities in which the Funds invest do not qualify for the dividends received deduction (the “DRD”) and are not expected to provide significant benefits under the rules relating to qualified dividend income. As a result, any corporate stockholder who otherwise would qualify for the DRD, and any individual stockholder who otherwise would qualify to be taxed at long-term capital gain rates on qualified dividend income, should assume that none of the distributions the stockholder receives from a Fund attributable to hybrid or REIT preferred securities will qualify for the DRD or provide significant benefits under the rules relating to qualified dividend income. Distributions received from a Fund attributable to traditional preferred securities, other than those issued by REITs, generally would qualify for the DRD as to any corporate stockholder and generally would qualify to be taxed at long-term capital gains rates as to any individual stockholder.

Debt Securities

Each Fund may invest in debt securities issued by real estate companies, including REITs, and other types of issuers. The Fund’s investments in debt securities may include investments in convertible debt securities, convertible preferred securities, corporate debt securities issued by domestic and non-U.S. corporations and government debt securities issued or guaranteed by the U.S. Government or its agencies or instrumentalities or a non-U.S. Government or its agencies or instrumentalities, such as mortgage debt securities.

Lower-Rated Securities

Each Fund is permitted to invest in preferred stock and debt securities rated below investment grade and equivalent unrated securities of comparable quality as determined by the Investment Manager. Each of RLF, RPF and RQI may not purchase preferred stock and debt securities rated below investment grade and unrated securities of comparable quality, if, as a result, more than 20% (25% for RLF and RPF) of the Fund’s managed assets would then be invested in such securities. RWF may not purchase securities rated below investment grade and unrated securities of comparable quality, if, as a result, more than 30% of the Fund’s managed assets would then be invested in such securities.

Securities rated non-investment grade (lower than “BBB- ” by Standard & Poor’s Ratings Group (“S&P”) or lower than “Baa3” by Moody’s Investors Service, Inc. (“Moody’s”)) are sometimes referred to as “high yield” or “junk” bonds. RQI may only invest in high yield securities that are rated “CCC” or higher by S&P, or rated “Caa” or higher by Moody’s, or unrated securities determined by the Investment Manager to be of comparable quality. The issuers of these securities have a currently identifiable vulnerability to default and such issues may be in default or there may be present elements of danger with respect to principal or interest. The Funds will not invest in securities that are in default at the time of purchase. For a description of S&P and Moody’s ratings, see Appendix D to this Proxy/Prospectus.

Additional Investment Activities

Derivatives Transactions

The Funds may, but are not required to, use, without limit, various strategic transactions described below to seek to generate total return, facilitate portfolio management and mitigate risks. Although the Investment Manager may seek to use these kinds of transactions to further a Fund’s investment objectives, no assurance can be given that they will achieve this result.

The Funds may enter into exchange-listed and over-the-counter put and call options on securities (including securities of investment companies and baskets of securities), indexes, and other financial instruments; purchase and sell financial futures contracts and options thereon; enter into various interest rate transactions, such as swaps, caps, floors or collars or credit transactions; equity index, total return and credit default swaps; forward contracts; and structured investments. In addition, the Funds may enter into various currency transactions, such as forward currency contracts, currency futures contracts, currency swaps or options on currency or currency futures. The Funds also may purchase and sell derivative instruments that combine features of these instruments. The Funds may invest in other types of derivatives, structured and similar instruments which are not currently available but which may be developed in the future. Collectively, all of the above are referred to as “Derivatives Transactions.”

Securities Lending

Each Fund may lend portfolio securities to broker/dealers or other institutions. The borrower must maintain with a Fund cash or equivalent collateral equal to at least 100% of the market value of the securities loaned. During the time portfolio securities are on loan, the borrower pays the Fund any dividends or interest paid on the securities. The Fund may invest the collateral and earn additional income or receive an agreed upon amount of interest income from the borrower. Loans are subject to termination at the option of the Fund or the borrower. The Funds may pay reasonable administrative and custodial fees in connection with a loan. The Funds do not have the right to vote securities on loan, but would terminate the loan and regain the right to vote if that were considered important with respect to the investment. A Fund may lose money if a borrower defaults on its obligation to return securities and the value of the collateral held by the Fund is insufficient to replace the loaned securities. In addition, each Fund is responsible for any loss that might result from its investment of the borrower’s collateral.

Other Investment Companies

Each Fund may invest in other investment companies to the extent permitted by Section 12(d)(1) of the 1940 Act. Each Fund also may invest in other investment companies either during periods when it has large amounts of uninvested cash or during periods when there is a shortage of attractive opportunities in the market. As a stockholder in an investment company, a Fund would bear its ratable share of that investment company’s expenses, and would remain subject to payment of the Fund’s advisory and other fees and expenses with respect to assets so invested. Common stockholders would therefore be subject to duplicative expenses to the extent the Fund invests in other investment companies. The securities of other investment companies may also be leveraged and will therefore be subject to the same leverage risks to which the Fund is subject. Investment companies may have investment policies that differ from those of the Funds. In addition, to the extent a Fund invests in other investment companies, the Fund will be dependent upon the investment and research abilities of persons other than the Investment Manager.

In accordance with Section 12(d)(1)(F) of the 1940 Act, a Fund may be limited in the amount the Fund and its affiliates, including the other Funds, can invest in any one fund (a “Portfolio Fund”) to 3% of the Portfolio Fund’s total outstanding stock. As a result, the Fund may hold a smaller position in a Portfolio Fund than if it were not subject to this restriction. To comply with provisions of the 1940 Act, on any matter upon which Portfolio Fund stockholders are solicited to vote the Investment Manager may be required to vote Portfolio Fund shares in the same general proportion as shares held by other stockholders of the Portfolio Fund.

Restricted and Illiquid Securities

RQI and RPF may invest without limit in restricted and illiquid securities, whereas RLF and RWF may each invest up to 10% of its managed assets in such securities. Illiquid securities include, but are not limited to, restricted securities (securities the disposition of which is restricted under the federal securities laws), securities that may only be resold pursuant to Rule 144A under the Securities Act but that are deemed to be illiquid, and repurchase agreements with maturities in excess of seven days. Each Fund’s Board or its delegate has the ultimate authority to determine, to the extent permissible under the federal securities laws, which securities are liquid or illiquid for purposes of the Fund’s investment limitations, if applicable. The Boards have delegated to the Investment Manager the day-to-day determination of the illiquidity of any security held by the Funds, although they have retained oversight and ultimate responsibility for such determinations. Although no definitive liquidity criteria are used, the Boards and/or the Investment Manager will consider factors such as (i) the nature of the market for a security (including the institutional private resale market; the frequency of trades and quotes for the security; the number of dealers willing to purchase or sell the security; the amount of time normally needed to dispose of the security; and the method of soliciting offers and the mechanics of transfer), (ii) the terms of certain securities or other instruments allowing for the disposition to a third party or the issuer thereof (e.g., certain repurchase obligations and demand instruments) and (iii) other permissible relevant factors.

Other Investments

Each Fund’s cash reserves, held to provide sufficient flexibility to take advantage of new opportunities for investments and for other cash needs, are invested in money market instruments. Money market instruments in which each Fund may invest its cash reserves will generally consist of obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities and such obligations that are subject to repurchase agreements and commercial paper.

Portfolio Turnover

The Funds may engage in portfolio trading when considered appropriate, but short-term trading will not be used as the primary means of achieving a Fund’s investment objectives. However, there are no limits on the rate of portfolio turnover, and investments may be sold without regard to length of time held when, in the opinion of the Investment Manager, investment considerations warrant such action. A higher turnover rate results in correspondingly greater brokerage commissions and other transactional expenses which are borne by a Fund. High portfolio turnover may result in the realization of net short-term capital gains by a Fund which, when distributed to stockholders, will be taxable as ordinary income.

Temporary Defensive Position

Upon the Investment Manager’s recommendation, during periods of unusual adverse market condition and in order to keep a Fund’s cash fully invested, the Fund may deviate from its investment objectives and invest all or any portion of its assets in, for RLF, RPF and RWF, investment grade debt securities, and for RQI, short-term debt instruments, government securities, cash or cash equivalents, without regard to whether the issuer is a real estate company. In such a case, the Fund may not pursue or achieve its investment objectives.

Risk Factors

Because of their substantially similar investment objectives and substantially similar (similar, for RWF) investment policies, the Funds are subject to similar investment risks. There is no guarantee that each Fund’s common stock will not lose value. This means the stockholders of each Fund—including the combined Fund—could lose money. The following discussion describes the principal and certain other risks that may affect the Funds.

Market Risk

An investment in a Fund represents an indirect investment in the common stock, preferred securities and other securities owned by the Fund, substantially all of which are traded on a domestic or foreign securities exchange or in the over-the-counter markets. The value of these securities, like other investments, may move up or down, sometimes rapidly and unpredictably. A Fund’s common stock, at any point in time, may be worth less than what was initially invested, even after taking into account the reinvestment of dividends and distributions. Each Fund utilizes leverage, which magnifies market risk.

Risks of Securities Linked to the Real Estate Market

Because each Fund concentrates its assets in the real estate industry, an investment in a Fund will be significantly impacted by the performance of the real estate market. The Funds do not invest in real estate directly, but because of each Fund’s policy of concentration in the securities of companies in the real estate industry, the Funds also are subject to the risks associated with the direct ownership of real estate. These risks include:

•	declines in the value of real estate;

•	risks related to general and local economic conditions;

•	possible lack of availability of mortgage funds;

•	overbuilding;

•	extended vacancies of properties;

•	increased competition;

•	increases in property taxes and operating expenses;

•	changes in zoning laws;

•	losses due to costs resulting from the clean-up of environmental problems;

•	liability to third parties for damages resulting from environmental problems;

•	casualty or condemnation losses;

•	limitations on rents;

•	changes in neighborhood values and the appeal of properties to tenants;

•	changes in interest rates;

•	financial condition of tenants, buyers and sellers of real estate; and

•	quality of maintenance, insurance and management services.

Thus, the value of a Fund’s common stock may change at different rates compared to the value of shares of a registered investment company with investments in a mix of different industries and will depend on the general condition of the economy. An economic downturn could have a material adverse effect on the real estate markets and on real estate companies in which the Fund invests, which in turn could result in the Fund not achieving its investment objectives.

Real property investments are subject to varying degrees of risk. The yields available from investments in real estate depend on the amount of income and capital appreciation generated by the related properties. Income and real estate values may also be adversely affected by such factors as applicable laws (e.g., Americans with Disabilities Act and tax laws), interest rate levels and the availability of financing. If the properties do not generate sufficient income to meet operating expenses, including, where applicable, debt service, ground lease payments, tenant improvements, third-party leasing commissions and other capital expenditures, the income and ability of the real estate company to make payments of any interest and principal on its debt securities will be adversely affected. In addition, real property may be subject to the quality of credit extended and defaults by borrowers and tenants. The performance of the economy in each of the regions in which the real estate owned by a portfolio company is located affects occupancy, market rental rates and expenses and, consequently, has an impact on the income from such properties and their underlying values. The financial results of major local employers also may have an impact on the cash flow and value of certain properties. In addition, real estate investments are relatively illiquid and, therefore, the ability of real estate companies to vary their portfolios promptly in response to changes in economic or other conditions is limited. A real estate company may also have joint venture investments in certain of its properties and, consequently, its ability to control decisions relating to such properties may be limited.

Real property investments are also subject to risks which are specific to the investment sector or type of property in which the real estate companies are investing. These risks include the following:

Retail Properties. Retail properties are affected by the overall health of the applicable economy. A retail property may be adversely affected by the growth of alternative forms of retailing, bankruptcy, decline in drawing power, departure or cessation of operations of an anchor tenant, a shift in consumer demand due to demographic changes, and/or changes in consumer preference (for example, to discount retailers) and spending patterns. A retail property may also be adversely affected if a significant tenant ceases operation at such location, voluntarily or otherwise. Certain tenants at retail properties may be entitled to terminate their leases if an anchor tenant ceases operations at such property.

Office Properties. Office properties generally require their owners to expend significant amounts for general capital improvements, tenant improvements and costs of reletting space. In addition, office properties that are not equipped to accommodate the needs of modern businesses may become functionally obsolete and thus noncompetitive. Office properties are affected by the overall health of the economy and other factors such as a down turn in the businesses operated by their tenants, obsolescence and non-competitiveness. The risks of such an adverse effect is increased if the property revenue is dependent on a single tenant or if there is a significant concentration of tenants in a particular business or industry.

Hotel Properties. The risks of hotel properties include, among other things, the necessity of a high level of continuing capital expenditures to keep necessary furniture, fixtures and equipment updated, competition from other hotels, increases in operating costs (which increases may not necessarily be offset in the future by increased room rates), dependence on business and commercial travelers and tourism, increases in fuel costs and other expenses of travel, changes to regulation of operating liquor and other licenses, and adverse effects of general and local economic conditions. Due to the fact that hotel rooms are generally rented for short periods of time, hotel properties tend to be more sensitive to adverse economic conditions and competition than many other commercial properties.

Also, hotels may be operated pursuant to franchise, management and operating agreements that may be terminable by the franchiser, the manager or the operator. Contrarily, it may be difficult to terminate an ineffective operator of a hotel property subsequent to a foreclosure of such property.

Healthcare Properties. Healthcare properties and healthcare providers are affected by several significant factors, including federal, state and local laws governing licenses, certification, adequacy of care, pharmaceutical distribution, rates, equipment, personnel and other factors regarding operations; continued availability of revenue from government reimbursement programs (primarily Medicaid and Medicare) and competition in terms of appearance, reputation, quality and cost of care with similar properties on a local and regional basis.

These governmental laws and regulations are subject to frequent and substantial changes resulting from legislation, adoption of rules and regulations, and administrative and judicial interpretations of existing law. Changes may also be applied retroactively and the timing of such changes cannot be predicted. The failure of any healthcare operator to comply with governmental laws and regulations may affect its ability to operate its facility or receive government reimbursement. In addition, in the event that a tenant is in default on its lease, a new operator or purchaser at a foreclosure sale will have to apply in its own right for all relevant licenses if such new operator does not already hold such licenses. There can be no assurance that such new licenses could be obtained, and consequently, there can be no assurance that any healthcare property subject to foreclosure will be disposed of in a timely manner.

Multifamily Properties. The value and successful operation of a multifamily property may be affected by a number of factors such as the location of the property, the ability of management to provide adequate maintenance and insurance, types of services provided by the property, the level of mortgage rates, presence of competing properties, the relocation of tenants to new projects with better amenities, adverse economic conditions in the locale, the amount of rent charged and oversupply of units due to new construction. In addition, multifamily properties may be subject to rent control laws or other laws affecting such properties, which could impact the future cash flows of such properties.

Insurance Issues. Certain of the portfolio companies may, in connection with the issuance of securities, have disclosed that they carry comprehensive liability, fire, flood, earthquake, extended coverage and rental loss insurance with policy specifications, limits and deductibles customarily carried for similar properties. However such insurance is not uniform among the portfolio companies. Moreover, there are certain types of extraordinary losses that may be uninsurable, or not economically insurable. Certain of the properties may be located in areas that are subject to earthquake activity for which insurance may not be maintained. Should a property sustain damage as a result of an earthquake, even if the portfolio company maintains earthquake insurance, the portfolio company may incur substantial losses due to insurance deductibles, co-payments on insured losses or uninsured losses. Should any type of uninsured loss occur, the portfolio company could lose its investment in, and anticipated profits and cash flows from, a number of properties and, as a result, would impact a Fund’s investment performance.

Credit Risk. Real estate companies may be highly leveraged and financial covenants may affect the ability of such companies to operate effectively. The portfolio companies are subject to risks normally associated with debt financing. If the principal payments of a real estate company’s debt cannot be refinanced, extended or paid with proceeds from other capital transactions, such as new equity capital, the real estate company’s cash flow may not be sufficient to repay all maturing debt outstanding. In addition, a portfolio company’s obligation to comply with financial covenants, such as debt-to-asset ratios and secured debt-to-total asset ratios, and other contractual obligations may restrict a real estate company’s range of operating activity. A portfolio company, therefore, may be limited from incurring additional indebtedness, selling its assets and engaging in mergers or making acquisitions which may be beneficial to the operation of the real estate company.

Environmental Issues. In connection with the ownership (direct or indirect), operation, management and development of real properties that may contain hazardous or toxic substances, a portfolio company may be considered an owner or operator of such properties or as having arranged for the disposal or treatment of hazardous or toxic substances and, therefore, may be potentially liable for removal or remediation costs, as well as certain other costs, including governmental fines and liabilities for injuries to persons and property. The existence of any such material environmental liability could have a material adverse effect on the results of operations and cash flow of any such portfolio company and, as a result, the amount available to make distributions on the shares could be reduced.

Smaller Companies Risk

Even the larger global real estate companies tend to be small to medium-sized companies in comparison to many industrial and service companies. There may be less trading in a smaller company’s stock, which means that buy and sell transactions in that stock could have a larger impact on the stock’s price than is the case with larger company stocks. Smaller companies also may have fewer lines of business so that changes in any one line of business may have a greater impact on a smaller company’s stock price than is the case for a larger company. Further, smaller company stocks may perform in different cycles than larger company stocks. Accordingly, global real estate company shares can be more volatile than—and at times will perform differently from—large company stocks such as those found in the Dow Jones Industrial Average.

REIT Tax Risk

REITs are subject to a highly technical and complex set of provisions in the Internal Revenue Code of 1986, as amended (the “Code”). It is possible that a Fund may invest in a real estate company which purports to be a REIT and that the company could fail to qualify as a REIT. In the event of any such unexpected failure to qualify as a REIT, the company would be subject to corporate-level taxation, significantly reducing the return to the Fund on its investment in such company. REITs could possibly fail to qualify for tax free pass-through of income under the Code, or to maintain their exemptions from registration under the 1940 Act. The general risks described above relating to the real estate markets may adversely affect a borrower’s or a lessee’s ability to meet its obligations to the REIT. In the event of a default by a borrower or lessee, the REIT may experience delays in enforcing its rights as a mortgagee or lessor and may incur substantial costs associated with protecting its investments. In addition, REITs may also be affected by changes to the tax laws.

Common Stock Risk

Each Fund may invest in equity securities, including common stock. While common stock has historically generated higher average returns than fixed income securities, common stock has also experienced significantly more volatility in those returns. An adverse event, such as an unfavorable earnings report, may depress the value of an issuer’s common stock held by a Fund. Also, the price of common stock is sensitive to general movements in the stock market. A drop in the stock market may depress the price of common stock held by a Fund.

Convertible Securities Risk

Each Fund may invest in convertible securities. Although to a lesser extent than with non-convertible fixed-income securities, the market value of convertible securities tends to decline as interest rates increase and, conversely, tends to increase as interest rates decline. In addition, because of the conversion feature, the market value of convertible securities tends to vary with fluctuations in the market value of the underlying common stock. A unique feature of convertible securities is that as the market price of the underlying common stock declines, convertible securities tend to trade increasingly on a yield basis, and so may not experience market value declines to the same extent as the underlying common stock. When the market price of the underlying common stock increases, the prices of the convertible securities tend to rise as a reflection of the value of the underlying common stock.

Foreign Securities Risk

Each of RLF, RPF and RQI may invest up to 20% (25% for RQI) of its managed assets in foreign securities, while RWF is not limited in the amount of its assets that may be invested in foreign securities. In addition, each Fund may invest in foreign securities of issuers in so-called “emerging markets” (or lesser developed countries). Investments in such securities are particularly speculative. Investing in foreign securities involves certain risks not involved in domestic investments, including, but not limited to:

•	fluctuations in foreign exchange rates;

•	future foreign economic, financial, political and social developments;

•	different legal systems;

•	the possible imposition of exchange controls or other foreign governmental laws or restrictions;

•	lower trading volume;

•	much greater volatility and illiquidity of certain foreign securities markets;

•	different trading and settlement practices;

•	less governmental supervision;

•	regulation changes;

•	changes in currency exchange rates;

•	less publicly available information about companies due to less rigorous disclosure or accounting standards or regulatory practices;

•	high and volatile rates of inflation;

•	fluctuating interest rates; and

•	different accounting, auditing and financial record-keeping standards and requirements.

Investments in foreign securities, especially in emerging market countries, will expose a Fund to the direct or indirect consequences of political, social or economic changes in the countries that issue the securities or in which the issuers are located. Certain countries in which the Funds may invest, especially emerging market countries, have historically experienced, and may continue to experience, high rates of inflation, high interest rates, exchange rate fluctuations, large amounts of external debt, balance of payments and trade difficulties and extreme poverty and unemployment. Many of these countries are also characterized by political uncertainty and instability. The cost of servicing external debt will generally be adversely affected by rising international interest rates because many external debt obligations bear interest at rates which are adjusted based upon international interest rates. In addition, with respect to certain foreign countries, there is a risk of:

•	the possibility of expropriation of assets;

•	confiscatory taxation;

•	difficulty in obtaining or enforcing a court judgment;

•	economic, political or social instability;

•	the possibility that an issuer may not be able to make payments to investors outside of the issuer’s country; and

•	diplomatic developments that could affect investments in those countries.

In addition, individual foreign economies may differ favorably or unfavorably from the U.S. economy in such respects as:

•	growth of gross domestic product;

•	rates of inflation;

•	capital reinvestment;

•	resources;

•	self-sufficiency; and

•	balance of payments position.

Furthermore, certain investments in foreign securities also may be subject to foreign withholding taxes and dividend income a Fund receives from foreign securities may not be eligible for the reduced rates of taxation applicable to qualified dividend income.

RQI and RWF may invest in real estate equity securities of issuers located or doing substantial business in “emerging markets.” Investing in securities of companies in emerging markets may entail special risks relating to potential political and economic instability and the risks of expropriation, nationalization, confiscation or the imposition of restrictions on foreign investment, the lack of hedging instruments, and on repatriation of capital invested. Emerging securities markets are substantially smaller, less developed, less liquid and more volatile than the major securities markets. The limited size of emerging securities markets and limited trading value compared to the volume of trading in U.S. securities could cause prices to be erratic for reasons apart from factors that affect the quality of the securities. For example, limited market size may cause prices to be unduly influenced by traders who control large positions. Adverse publicity and investors’ perceptions, whether or not based on fundamental analysis, may decrease the value and liquidity of portfolio securities, especially in these markets. Many emerging market countries have experienced substantial, and in some periods extremely high, rates of inflation for many years. Inflation and rapid fluctuations in inflation rates and corresponding currency devaluations have had and may continue to have negative effects on the economies and securities markets of certain emerging market countries. Emerging market countries also may have less reliable custodial services and settlement practices.

As a result of these potential risks, the Investment Manager may determine that, notwithstanding otherwise favorable investment criteria, it may not be practicable or appropriate to invest in a particular country. The Funds may invest in countries in which foreign investors, including the Investment Manager, have had no or limited prior experience.

Foreign Currency Risk

Although each Fund reports its net asset value (“NAV”) and pays dividends in U.S. dollars, foreign securities often are purchased with, and make interest payments in, foreign currencies. Therefore, when a Fund invests in foreign securities, it is subject to foreign currency risk, which means that the Fund’s NAV could decline as a result of changes in the exchange rates between foreign currencies and the U.S. dollar. Certain foreign countries may impose restrictions on the ability of issuers of foreign securities to make payment of principal and interest to investors located outside the country, due to blockage of foreign currency exchanges or otherwise.

Preferred Stock Risk

In addition to the risks of equity securities, the preferred stocks in which the Funds may invest also are more sensitive to changes in interest rates than common stocks. There also are special risks associated with investing in preferred securities, including:

Deferral and Omission. Preferred securities may include provisions that permit the issuer, at its discretion, to defer or omit distributions for a stated period without any adverse consequences to the issuer. If a Fund owns a preferred security that is deferring or omitting its distributions, the Fund may be required to report income for tax purposes although it has not yet received such income.

Subordination. Preferred securities are generally subordinated to bonds and other debt instruments in a company’s capital structure in terms of having priority to corporate income and liquidation payments, and therefore will be subject to greater credit risk than more senior debt instruments.

Liquidity. Preferred securities may be substantially less liquid than many other securities, such as common stocks or U.S. Government securities.

Limited Voting Rights. Generally, traditional preferred securities offer no voting rights with respect to the issuing company unless preferred dividends have been in arrears for a specified number of periods, at which time the preferred security holders may elect a number of directors to the issuer’s board. Generally, once all the arrearages have been paid, the preferred security holders no longer have voting rights. Hybrid-preferred security holders generally have no voting rights.

Special Redemption Rights. In certain varying circumstances, an issuer of preferred securities may redeem the securities prior to a specified date. For instance, for certain types of preferred securities, a redemption may be triggered by a change in federal income tax or securities laws. As with call provisions, a redemption by the issuer may negatively impact the return of the security held by a Fund.

New Types of Securities. From time to time, preferred securities, including hybrid-preferred securities, have been, and may in the future be, offered having features other than those described herein. Each Fund has reserved the right to invest in these securities if the Investment Manager believes that doing so would be consistent with the Fund’s investment objectives and policies. Because the market for these instruments would be new, a Fund may have difficulty disposing of them at a suitable price and time. In addition to limited liquidity, these instruments may present other risks, such as high price volatility.

Lower-Rated Securities Risk

Each Fund may invest in lower-rated securities, including securities rated below investment grade. Lower-rated securities may be considered speculative with respect to the issuer’s continuing ability to make principal and interest payments. Analysis of the creditworthiness of issuers of lower-rated securities may be more complex than for issuers of higher quality debt securities, and a Fund’s ability to achieve the Fund’s investment objectives may, to the extent the Fund is invested in lower-rated securities, be more dependent upon such creditworthiness analysis than would be the case if the Fund was investing in higher quality securities. An issuer of these securities has a currently identifiable vulnerability to default and the issues may be in default or there may be present elements of danger with respect to principal or interest. No Fund will invest in securities which are in default at the time of purchase. A security will be considered to be investment grade if, at the time of investment, such security has a rating of “BBB” or higher by S&P, “Baa” or higher by Moody’s or an equivalent rating by a nationally recognized statistical rating agency, or, if unrated, such security is determined by the Investment Manager to be of comparable quality.

Lower-rated securities, or equivalent unrated securities, which are commonly known as “junk bonds,” generally involve greater volatility of price and risk of loss of income and principal and may be more susceptible to real or perceived adverse economic and competitive industry conditions than higher grade securities. The prices of lower-rated securities have been found to be less sensitive to interest-rate changes than more highly rated investments, but more sensitive to adverse economic downturns or individual corporate developments. Yields on lower-rated securities will fluctuate. If the issuer of lower-rated securities defaults, a Fund may incur additional expenses to seek recovery.

The secondary markets in which lower-rated securities are traded may be less liquid than the market for higher grade securities. Less liquidity in the secondary trading markets could adversely affect the price at which a Fund could sell a particular lower-rated security when necessary to meet liquidity needs or in response to a specific economic event, such as a deterioration in the creditworthiness of the issuer, and could adversely affect and cause large fluctuations in the NAV of the Fund’s common stock. Adverse publicity and investor perceptions may decrease the values and liquidity of high yield securities.

It is reasonable to expect that any adverse economic conditions could disrupt the market for lower-rated securities, have an adverse impact on the value of those securities, and adversely affect the ability of the issuers of those securities to repay principal and pay interest on those securities. New laws and proposed new laws may adversely impact the market for lower-rated securities.

Interest Rate Risk

Interest rate risk is the risk that fixed-income securities, such as preferred and debt securities, and to a lesser extent dividend-paying common stocks such as REITs’ common shares, will decline in value because of changes in market interest rates. When market interest rates rise, the market value of such securities generally will fall.

During periods of declining interest rates, an issuer may be able to exercise an option to prepay principal earlier than scheduled which is generally known as call or prepayment risk. If this occurs, a Fund may be forced to reinvest in lower yielding securities. This is known as reinvestment risk. Preferred and debt securities frequently have call features that allow the issuer to repurchase the security prior to its stated maturity. An issuer may redeem an obligation if the issuer can refinance the debt at a lower cost due to declining interest rates or an improvement in the credit standing of the issuer. During periods of rising interest rates, the average life of certain types of securities may be extended because of slower than expected principal payments. This may lock in a below market interest rate, increase the security’s duration and reduce the value of the security. This is known as extension risk. Market interest rates for investment grade fixed-income securities in which a Fund will invest have recently declined significantly below the recent historical average rates for such securities. This decline may have increased the risk that these rates will rise in the future (which would cause the value of a Fund’s net assets to decline) and the degree to which asset values may decline in such events; however, historical interest rate levels are not necessarily predictive of future interest rate levels.

Derivatives Transactions Risk

Derivatives Transactions can be highly volatile and involve various types and degrees of risk, depending upon the characteristics of the particular derivative, including the imperfect correlation between the value of such instruments and the underlying assets, the possible default of the other party to the transaction and illiquidity of the derivative instruments. Derivatives Transactions may entail investment exposures that are greater than their cost would suggest, meaning that a small investment in derivatives could have a large potential impact on a Fund’s performance, effecting a form of investment leverage on the Fund’s portfolio. In certain types of Derivatives Transactions a Fund could lose the entire amount of its investment; in other types of Derivatives Transactions the potential loss is theoretically unlimited.

The market for many derivatives is, or suddenly can become, illiquid. Changes in liquidity may result in significant, rapid and unpredictable changes in the prices for Derivatives Transactions. A Fund could experience losses if it were unable to liquidate its position because of an illiquid secondary market. Successful use of

Derivatives Transactions also is subject to the ability of the Investment Manager to predict correctly movements in the direction of the relevant market and, to the extent the transaction is entered into for hedging purposes, to ascertain the appropriate correlation between the transaction being hedged and the price movements of the derivatives. Derivatives Transactions entered into to seek to manage the risks of a Fund’s portfolio of securities may have the effect of limiting gains from otherwise favorable market movements. The use of Derivatives Transactions may result in losses greater than if they had not been used (and a loss on a Derivatives Transaction position may be larger than the gain in a portfolio position being hedged), may require a Fund to sell or purchase portfolio securities at inopportune times or for prices other than current market values, may limit the amount of appreciation the Fund can realize on an investment, or may cause the Fund to hold a security that it might otherwise sell. Amounts paid by a Fund as premiums and cash or other assets held as collateral with respect to Derivatives Transactions may not otherwise be available to the Fund for investment purposes.

The use of currency transactions can result in a Fund incurring losses as a result of the imposition of exchange controls, political developments, government intervention or failure to intervene, suspension of settlements or the inability of the Fund to deliver or receive a specified currency.

Structured notes and other related instruments carry risks similar to those of more traditional derivatives such as futures, forward and option contracts. However, structured instruments may entail a greater degree of market risk and volatility than other types of debt obligations.

A Fund will be subject to credit risk with respect to the counterparties to certain Derivatives Transactions entered into by the Fund. Derivatives may be purchased on established exchanges or through privately negotiated transactions referred to as over-the-counter (“OTC”) derivatives. Exchange-traded derivatives generally are guaranteed by the clearing agency which is the issuer or counterparty to such derivatives. However, many futures exchanges and boards of trade limit the amount of fluctuation permitted in futures contract prices during a single trading day and once the daily limit has been reached in a particular contract no trades may be made that day at a price beyond that limit or trading may be suspended. There also is no assurance that sufficient trading interest to create a liquid secondary market on an exchange will exist at any particular time and no such secondary market may exist or may cease to exist. Each party to an OTC derivative bears the risk that the counterparty will default. OTC derivatives are less liquid than exchange-traded derivatives because the other party to the transaction may be the only investor with sufficient understanding of the derivative to be interested in bidding for it. If a counterparty becomes bankrupt or otherwise fails to perform its obligations under a derivative contract due to financial difficulties, a Fund may experience significant delays in obtaining any recovery under the derivative contract in bankruptcy or other reorganization proceeding. The Fund may obtain only a limited recovery or may obtain no recovery in such circumstances.

Each Fund will not be a commodity pool (i.e., a pooled investment vehicle which trades in commodity futures contracts and options thereon and the operator of which is registered with the Commodity Futures Trading Commission). In addition, each Fund has claimed an exclusion from the definition of commodity pool operator and, therefore, is not subject to registration or regulation as a pool operator under the Commodity Exchange Act.

Restricted and Illiquid Securities Risk

Illiquid securities are securities that are not readily marketable and may include some restricted securities, which are securities that may not be resold to the public without an effective registration statement under the Securities Act or, if they are unregistered, may be sold only in a privately negotiated transaction or pursuant to an exemption from registration. Illiquid investments involve the risk that the securities will not be able to be sold at the time desired by a Fund or at prices approximating the value at which the Fund is carrying the securities on its books.

Restricted securities may be sold only in privately negotiated transactions or in a public offering with respect to which a registration statement is in effect under the Securities Act. Where registration is required, a

Fund may be obligated to pay all or part of the registration expenses and a considerable period may elapse between the time of the decision to sell and the time the Fund may be permitted to sell a security under an effective registration statement. If during such a period adverse market conditions were to develop, the Fund might obtain a less favorable price than that which prevailed when it decided to sell. For purposes of determining a Fund’s NAV, illiquid securities will be priced at fair value as determined in good faith by the Board or its delegate.

Leverage Risk

Each Fund is authorized to use financial leverage as part of its investment strategy. Historically, the Funds engaged in leverage through the issuance of AMPS. Each Fund currently engages in leverage through borrowings. Leverage risk is the risk associated with the borrowing of funds and other investment techniques that increase investment exposure above the amount available from its common stock. Leverage is a speculative technique which will expose a Fund to greater risk and increase its costs. Increases and decreases in the value of a Fund’s portfolio will be magnified when the Fund uses leverage. For example, leverage will cause greater swings in the Fund’s NAV or cause the Fund to lose more than it invested. A Fund also will generally have to pay interest on its borrowings, reducing the Fund’s return. These interest expenses may be greater than the Fund’s return on the underlying investment. There is no assurance that a Fund’s leveraging strategy will be successful.

When leverage is employed, the NAV and market value of a Fund’s common stock will be more volatile, and the yield to common stockholders will tend to fluctuate with changes in the shorter-term interest rates on the leverage. If the interest rate on a Fund’s borrowings approaches the net rate of return on the Fund’s investment portfolio, the benefit of leverage to common stockholders would be reduced. If the interest rate on a Fund’s borrowings exceeds the net rate of return on the Fund’s portfolio, the leverage will result in a lower rate of return to common stockholders than if the Fund were not leveraged. The Funds will pay (and common stockholders will bear) any costs and expenses relating to any leverage. Accordingly, the Funds cannot assure you that the use of leverage would result in a higher yield or return to common stockholders.

Any decline in the NAV of a Fund’s investments will be borne entirely by common stockholders. Therefore, if the market value of a Fund’s portfolio declines, the leverage will result in a greater decrease in NAV to common stockholders than if the Fund were not leveraged. This greater NAV decrease will also tend to cause a greater decline in the market price for the Fund’s common stock. A material decline in a Fund’s NAV may impair the Fund’s ability to maintain required levels of asset coverage pursuant to the requirements of the 1940 Act or the Fund’s contractual arrangements with its lender. In such cases, the Fund’s current investment income might not be sufficient to meet the interest payments on indebtedness. In order to counteract such an event, a Fund might need to reduce its leverage and to liquidate investments in order to repay its borrowings. Liquidation at times of low security prices may result in capital losses and may reduce returns to common stockholders.

The Funds’ borrowings constitute an effective lien on the Funds’ common stock by reason of their prior claim against the income of a Fund and against the net assets of the Fund in liquidation. A Fund may not be permitted to declare dividends or other distributions with respect to its common stock, or repurchase its common stock, unless (i) at the time of such declaration or repurchase the Fund meets certain asset coverage requirements and (ii) there is no event of default under any borrowings, that is continuing. In the event of a default under any borrowings, the lenders may have the right to cause a liquidation of the collateral (i.e., sale of portfolio securities) and if any such default is not cured, the lenders may be able to control the liquidation as well.

Each Fund reserves the right at any time, if it believes that market conditions are appropriate, to increase its level of borrowings or other senior securities to maintain or increase the level of leverage to the extent permitted by the 1940 Act and existing agreements between the Fund and third parties. While a Fund may from time to time consider reducing or raising leverage in response to actual or anticipated changes in interest rates in an effort to mitigate the increased volatility of current income and net asset value associated with leverage, there can be no assurance that the Fund will actually reduce or increase leverage in the future or that any reduction or increase, if undertaken, will benefit common stockholders. Changes in the future direction of interest rates are very difficult to predict accurately. If a Fund were to reduce or raise leverage based on a prediction about future changes to interest rates, and that prediction turned out to be incorrect, the reduction or increase in leverage would likely reduce the income and/or total returns to common stockholders relative to the circumstance where the Fund had not reduced or increased leverage. A Fund may decide that this risk outweighs the likelihood of achieving the desired reduction to volatility in income and share price if the prediction were to turn out to be correct, and determine not to reduce or increase leverage as described above.

Because each Fund’s management fee paid to the Investment Manager is calculated on the basis of managed assets, the fee will be higher when leverage is utilized, which may provide the Investment Manager an incentive to utilize leverage.

Non-Diversified Status

Each Fund is classified as a “non-diversified” investment company under the 1940 Act, which means the Fund is not limited by the 1940 Act in the proportion of its assets that may be invested in the securities of a single issuer. However, each Fund intends to conduct its operations so as to qualify as a regulated investment company for purposes of the Code, which generally will relieve the Fund of any liability for federal income tax to the extent its earnings are distributed to stockholders. To so qualify, among other requirements, each Fund limits its investments so that, at the close of each quarter of the taxable year, (i) not more than 25% of the value of its managed assets are invested in the securities (other than U.S. Government securities or the securities of other regulated investment companies) of a single issuer, two or more issuers which the Fund controls and are engaged in the same, similar or related trades or businesses, or the securities of certain publicly traded partnerships, and (ii) at least 50% of the value of its managed assets are invested in cash and cash items, U.S. Government securities, securities of other regulated investment companies and other securities; provided, however, that with respect to such other securities, not more than 5% of the value of its managed assets are invested in the securities of a single issuer and the Fund will not own more than 10% of the outstanding voting securities of a single issuer . Because a Fund, as a non-diversified investment company, may invest in a smaller number of individual issuers than a diversified investment company, an investment in the Fund presents greater risk to you than an investment in a diversified company.

Anti-Takeover Provisions

Certain provisions of each Fund’s charter and By-Laws could have the effect of limiting the ability of other entities or persons to acquire control of the Fund or to modify its structure. The provisions may have the effect of depriving common stockholders of an opportunity to sell their shares at a premium over prevailing market prices and may have the effect of inhibiting conversion of the Fund to an open-end investment company. These include provisions for staggered terms of office for Directors, super-majority voting requirements for merger, consolidation, liquidation, termination and asset sale transactions, amendments to the charter and conversion to open-end status. For additional information about these provisions, see “Description of the Funds’ Capital Stock—Special Voting Provisions” below.

Investment Restrictions

The following restrictions, along with each Fund’s investment objectives, are each Fund’s only fundamental policies—that is, policies that cannot be changed without the approval of the holders of a majority of the Fund’s outstanding voting securities. As used in this Proxy/Prospectus, a “majority of the Fund’s outstanding voting securities” means the lesser of (i) 67% of the shares represented at a meeting at which more than 50% of the outstanding shares are represented or (ii) more than 50% of the outstanding shares. Non-fundamental policies may be changed by a Fund’s Board without stockholder approval. If a percentage restriction set forth below is adhered to at the time a transaction is effected, later changes in percentage resulting from any cause other than actions by the Fund will not be considered a violation.

Fundamental Investment Restrictions

No Fund may, without the approval of the holders of a majority of the Fund’s outstanding voting securities:

1. Issue senior securities (including borrowing money for other than temporary purposes) except in conformity with the limits set forth in the 1940 Act (or, for RWF, pursuant to exemptive relief therefrom); or pledge its assets other than to secure such issuances or borrowings or in connection with permitted investment strategies; notwithstanding the foregoing, the Fund may borrow up to an additional 5% of its managed assets for temporary purposes;

2. Act as an underwriter of securities issued by other persons, except insofar as the Fund may be deemed an underwriter in connection with the disposition of securities;

3. Purchase or sell real estate, mortgages on real estate or commodities, except that the Fund may invest in securities of companies that deal in real estate or are engaged in the real estate business, including REITs, and securities secured by real estate or interests therein and the Fund may hold and sell real estate or mortgages on real estate acquired through default, liquidation, or other distributions of an interest in real estate as a result of the Fund’s ownership of such securities;

4. Purchase or sell commodities or commodity futures contracts, except that the Fund may invest in financial futures contracts (and, for RWF, forward contracts), options thereon (for RWF, currency options) and such similar instruments;

5. Make loans to other persons except through the lending of securities held by it (but not to exceed a value of one-third of managed assets), through the use of repurchase agreements, and by the purchase of debt securities, all in accordance with its investment policies; and

6. Invest more than 25% of its managed assets in securities of issuers in any one industry other than the U.S. real estate industry (for RWF, real estate industry), in which at least 25% of the Fund’s managed assets will be invested; provided, however, that such limitation shall not apply to obligations issued or guaranteed by the United States Government or by its agencies or instrumentalities.

In addition, each of RLF, RPF and RQI has a fundamental investment restriction that limits the Fund’s investment in debt securities issued or guaranteed by real estate companies to less than 10% of its total assets. RQI’s stockholders separately are being asked to convert this investment restriction from a fundamental to non-fundamental policy. See Proposal 3A herein.

In addition, each of RLF, RPF and RQI has a fundamental investment restriction that it may not purchase preferred stock and debt securities rated below investment grade and unrated securities of comparable quality, if, as a result, more than 20% (25% for RLF and RPF) of the Fund’s managed assets would then be invested in such securities. RQI’s stockholders separately are being asked to convert this investment restriction from a fundamental to non-fundamental policy. See Proposal 3B herein. RWF has a similar non-fundamental investment restriction, which may be changed by RWF’s Board without stockholder approval. RWF may not purchase securities rated below investment grade and unrated securities of comparable quality, if, as a result, more than 30% of the Fund’s managed assets would then be invested in such securities.

In addition, RPF and RQI may not, without the approval of the holders of a majority of the Fund’s outstanding voting securities, acquire or retain securities of any investment company, except that the Fund may (a) acquire securities of investment companies up to the limits permitted by Section 12(d)(1) of the 1940 Act, or any exemption granted under the 1940 Act and (b) acquire securities of any investment company as part of a merger, consolidation or similar transaction. RQI’s stockholders separately are being asked to convert this investment restriction from a fundamental to non-fundamental policy. See Proposal 3C herein. RLF and RWF each has an identical non-fundamental investment restriction, which may be changed by that Fund’s Board without stockholder approval.

In addition, RLF, may not, without the approval of the holders of a majority of the Fund’s outstanding voting securities, purchase restricted or “illiquid” securities issued by real estate companies, including repurchase agreements maturing in more than seven days, if as a result, more than 10% of the Fund’s assets would then be invested in such securities (excluding securities which are eligible for resale pursuant to Rule 144A under the Securities Act). RWF has a non-fundamental policy to limit its investments in illiquid securities to 10% of its managed assets.

Under the 1940 Act, each Fund is not permitted to issue preferred stock unless immediately after the issuance the value of the Fund’s assets is at least 200% of the liquidation preference of the outstanding preferred stock (i.e., such liquidation preference may not exceed 50% of the Fund’s assets less liabilities other than borrowings). In addition, a Fund is not permitted to declare any cash dividend or other distribution on its shares of common stock unless, at the time of such declaration, the value of the Fund’s assets less liabilities other than borrowings is at least 200% of such liquidation preference.

Under the 1940 Act, each Fund generally is not permitted to borrow unless immediately after the borrowing the value of the Fund’s assets less liabilities other than the borrowings is at least 300% of the principal amount of such borrowing (i.e., such principal amount may not exceed 33-1/3% of the Fund’s assets less liabilities other than borrowings). In addition, a Fund is not permitted to declare any cash dividend or other distribution on its shares of common stock unless, at the time of such declaration, the value of the Fund’s assets, less liabilities other than the borrowings, is at least 300% of such principal amount. As noted above, the Funds have received temporary relief from the SEC from certain provisions of the 1940 Act that permitted the Funds to redeem all of their AMPS outstanding at the time the relief was granted at an asset coverage ratio of 200% instead of 300%. This relief currently is set to expire on October 31, 2010.

Additional Non-Fundamental Investment Restrictions

Currently, no Fund may pledge, mortgage or hypothecate its assets except in connection with permitted borrowings. In addition, RLF, RPF and RQI may not: (i) enter into short sales; or (ii) invest in oil, gas or other mineral exploration programs, development programs or leases, except that the Fund may purchase securities of companies engaging in whole or in part in such activities.

Portfolio Turnover

For the fiscal years ended December 31, 2007 and 2008, the Funds’ portfolio turnover rates were as follows:

	2007	2008
RLF	23%	23%
RPF	19%	22%
RWF	47%	140%
RQI	26%	23%

The increase in RWF’s portfolio turnover rate from 2007 to 2008 was a result of the Fund’s small asset size and the reduction of overall leverage.

INFORMATION ABOUT THE PROPOSED MERGERS

The Agreements and Plans of Merger

The following is a summary of the material terms and conditions of the Agreements and Plans of Merger entered into between each of RLF and RQI, RPF and RQI and RWF and RQI. This summary is qualified in its entirety by reference to the form of Agreement and Plan of Merger attached as Appendix A to this Proxy/Prospectus. Under the Agreements and Plans of Merger, each Acquired Fund will merge with and into RQI on the Closing Date. As a result of the Mergers and on the Closing Date:

•	the Acquired Funds will no longer exist, and

•	RQI will be the surviving corporation.

The Acquired Funds will then:

•	deregister as investment companies under the 1940 Act,

•	cease their separate existence under Maryland law,

•	remove their Acquired Fund Common Shares from listing on the NYSE, and

•	withdraw from registration under the Securities Exchange Act of 1934, as amended (the “1934 Act”).

Each full (and fractional) outstanding Acquired Fund Common Share will be converted into an equivalent dollar amount (to the nearest one tenth of one cent) of full (and fractional) RQI Common Shares, based on the net asset value per share of each of the Funds at 4:00 p.m., Eastern time on the Closing Date. No sales charge or fee of any kind will be charged to holders of Acquired Fund Common Shares in connection with their receipt of RQI Common Shares in the Mergers.

From and after the Closing Date, RQI will possess all of the properties, assets, rights, privileges and powers, and shall be subject to all of the restrictions, liabilities, obligations, disabilities and duties, of the Acquired Funds, all as provided under Maryland law.

Under Maryland law, stockholders of a corporation whose shares are traded publicly on a national securities exchange, such as the Acquired Fund Common Shares and RQI Common Shares, are not entitled to demand the fair value of their shares upon a merger; therefore, the holders of the Acquired Fund Common Shares and RQI Common Shares will be bound by the terms of the Mergers, if approved. However, any holder of Acquired Fund Common Shares and RQI Common Shares may sell such shares on the NYSE at any time prior to the Mergers.

Each Agreement and Plan of Merger may be terminated, and the corresponding Merger abandoned, whether before or after approval by the Funds’ stockholders, at any time prior to the Closing Date by resolution of either of the relevant Funds’ Boards, if circumstances should develop that, in the opinion of that Board, make proceeding with the Merger inadvisable with respect to the Fund it oversees, including, without limitation, the failure of RQI’s stockholders to approve Proposal 2.

Prior to the Mergers, each Acquired Fund shall have, and the Acquiring Fund currently intends to have, declared and paid a dividend or dividends which, together with all such previous dividends, shall have the effect of distributing to its stockholders substantially all of its net investment income that has accrued through the Closing Date, if any, and substantially all of its net capital gain (after reduction for capital loss carryforwards) realized through the Closing Date, if any.

Each Agreement and Plan of Merger provides that either Fund that is a party to that Agreement and Plan of Merger may waive compliance with any of the terms or conditions therein for the benefit of that Fund, other than the requirements that: (a) the Agreement and Plan of Merger be approved by stockholders of the Fund and, for the Merger of RWF with and into RQI, the Agreement and Plan of Merger between either RLF or RPF with and into RQI shall have been approved by the requisite vote of the stockholders of RLF and RQI or RPF and RQI, and been consummated; and (b) the Fund receives the opinion of Stroock & Stroock & Lavan LLP substantially to the effect that the transactions contemplated by the Agreement and Plan of Merger will constitute a reorganization for federal income tax purposes if, in the judgment of the Fund’s Board, after consultation with Fund counsel, such waiver will not have a material adverse effect on the benefits intended to be provided by the Merger to the stockholders of the Fund.

Under each Agreement and Plan of Merger, each Fund that is a party to that Agreement and Plan of Merger, out of its assets and property, will indemnify and hold harmless the other Fund party thereto and the Directors and officers of the other Fund from and against any and all losses, claims, damages, liabilities or expenses (including, without limitation, the payment of reasonable legal fees and reasonable costs of investigation) to which the other Fund and those Directors and officers may become subject, insofar as such loss, claim, damage, liability or expense (or actions with respect thereto) arises out of or is based on (a) any breach by the Fund of any of its representations, warranties, covenants or agreements set forth in the Agreement and Plan of Merger or (b) any act, error, omission, neglect, misstatement, materially misleading statement, breach of duty or other act wrongfully done or attempted to be committed by the Fund or the Directors or officers of the Fund prior to the Closing Date, provided that such indemnification by the Fund is not (i) in violation of any applicable law or (ii) otherwise prohibited as a result of any applicable order or decree issued by any governing regulatory authority or court of competent jurisdiction.

The Board of each Fund, including the Independent Directors, has determined, with respect to its Fund, that the interests of that Fund’s stockholders will not be diluted as a result of the Merger(s) to which it would be a party and that participation in the Merger(s) is in the best interests of that Fund. All expenses incurred in connection with the Mergers will be borne by the Funds in proportion to their respective net assets. Such expenses shall include, but not be limited to, all costs related to the preparation and distribution of this Proxy/Prospectus, proxy solicitation expenses, SEC registration fees and NYSE listing fees.

With respect to each Fund, approval of its Agreement and Plan of Merger will require the affirmative vote of a majority of the outstanding common shares of the Fund. See “Voting Information” below.

Reasons for the Mergers and Board Considerations

Board Considerations

At meetings held on June 2, 2009, June 9-10, 2009, June 17, 2009 and June 29, 2009, the Funds’ Boards, including the Independent Directors, considered and, on June 29, 2009, approved, the Agreements and Plans of Merger. In considering the Agreements and Plans of Merger, the Boards did not identify any single factor or information item as all-important or controlling. Following discussions, and based on its evaluation of all material factors to all Funds, including those described below, the Board of each Fund, including the Independent Directors, determined, with respect to its Fund, that: (1) the Merger (Mergers, with respect to RQI) would be in the best interests of that Fund; and (2) the Merger (Mergers, with respect to RQI) would not result in the dilution of the interests of the Fund or its stockholders.

In recommending the relevant Merger (Mergers, with respect to RQI), each Fund’s Board, with the advice of counsel to each Fund’s Independent Directors, considered a number of factors, including the following:

•	the combined Fund is expected to have a lower total annual operating expense ratio than the Fund’s current total annual operating expense ratio;

•

the Funds have substantially similar investment objectives and substantially similar (similar, for RWF) investment policies and that each Fund focuses its investments in real estate companies and is managed by the Investment Manager;

•	the Fund’s expense ratios and information as to specific fees and expenses of the Fund, including management fees, costs of the Fund’s leverage strategy and other operating expenses;

•	the benefits to the Fund and its stockholders that are expected to be derived from the Merger, including the potential for portfolio management efficiencies;

•	the Merger will not dilute the interests of the Fund’s current stockholders;

•

the federal tax consequences of the Merger to the Acquired Fund and the holders of Acquired Fund Common Shares, including that the Merger has been structured to qualify as a reorganization for federal income tax purposes;

•	the Fund’s significant unused capital loss carryforwards and factors affecting the Fund’s and stockholders’ ability to utilize available capital loss carryforwards (even in the absence of a Merger);

•	the combined Fund may have a substantially larger trading market for its common stock than each Fund has currently, which may:

•	increase liquidity for stockholders;

•	to the extent that trading discounts may be influenced by demand, reduce the extent of trading discounts that would be experienced in a smaller trading market; and

•	create a larger trading market and offer the potential for greater investor and analyst interest as well as reduce trading costs below those incurred if each Fund were managed individually;

•	no portfolio transaction costs are expected to be incurred in the Merger; and

•

the benefits that may be derived by the Investment Manager and its affiliates as a result of the Merger, including the elimination of duplicative operations and that profitability of the Investment Manager may increase as a result of the expected decline in the Investment Manager’s operational expenses for administrative, compliance and portfolio management services.

The Investment Manager has a financial interest in the Merger of RPF with and into RQI because the Investment Manager’s contractual management fee paid by RQI is higher than the Investment Manager’s contractual management fee paid by RPF. However, the Investment Manager’s management fee paid by RWF is higher than the Investment Manager’s management fee paid by RQI. Following one or more Mergers, the management fee paid by RQI, as the combined Fund, will be the same as that currently paid by RQI. The Investment Manager also may be deemed to have a financial interest in the Mergers because of the benefits that may be derived by the Investment Manager and its affiliates as a result of one or more Mergers, including the elimination of duplicative operations and that profitability of the Investment Manager may increase as a result of the expected decline in the Investment Manager’s operational expenses for administrative, compliance and portfolio management services.

Material U.S. Federal Income Tax Consequences

The following is a summary of the material U.S. federal income tax consequences of the Mergers applicable to a holder of Acquired Fund Common Shares that receives RQI Common Shares in the Mergers. This discussion is based upon the Code, Treasury regulations, judicial authorities, published positions of the Internal Revenue Service (the “IRS”) and other applicable authorities, all as currently in effect and all of which are subject to change or differing interpretations (possibly with retroactive effect). This discussion is limited to U.S. holders (as defined below) that hold their Acquired Fund Common Shares as capital assets for U.S. federal income tax purposes (generally, assets held for investment). This discussion does not address all of the tax consequences that may be relevant to a particular holder of Acquired Fund Common Shares that are subject to special treatment under federal income tax laws, such as:

•	stockholders that are not U.S. holders;

•	financial institutions;

•	insurance companies;

•	tax-exempt organizations;

•	dealers in securities or currencies;

•	persons whose functional currency is not the U.S. dollar;

•	traders in securities or other persons that use a mark to market method of accounting;

•	persons that hold Acquired Fund Common Shares as part of a straddle, hedge, constructive sale or conversion transaction; and

•	persons who acquired their Acquired Fund Common Shares through the exercise of an employee stock option or otherwise as compensation.

If a partnership or other entity taxed as a partnership holds Acquired Fund Common Shares, the tax treatment of a partner in the partnership generally will depend upon the status and activities of both the partner and the partnership. Partnerships and partners in such a partnership should consult their tax advisors about the tax consequences of the Mergers to them.

This discussion does not address the tax consequences of the Mergers under state, local or foreign tax laws. No ruling has been or will be obtained from the IRS regarding any matter related to the Mergers. No assurance can be given that the IRS would not assert, or that a court would not sustain, a position contrary to any of the tax consequences set forth below.

Holders of Acquired Fund Common Shares are urged to consult with their own tax advisors as to the tax consequences of the Mergers in their particular circumstances, including the applicability and effect of the U.S. federal alternative minimum tax and any state, local or foreign and other tax laws and of changes in those laws.

For purposes of this section, the term “U.S. holder” means a beneficial owner of Acquired Fund Common Shares who, for federal income tax purposes, is:

•	a citizen or resident of the United States;

•

a corporation, or other entity properly treated as a corporation for federal income tax purposes, created or organized in or under the laws of the United States or any State or the District of Columbia;

•	an estate that is subject to federal income tax on its income regardless of its source; or

•

a trust, the substantial decisions of which are controlled by one or more U.S. persons and which is subject to the primary supervision of a U.S. court, or a trust that validly has elected under applicable Treasury regulations to be treated as a U.S. person for federal income tax purposes.

Tax Consequences of the Mergers Generally

Assuming that each Merger is completed according to the terms of the corresponding Agreement and Plan of Merger and based upon facts, factual representations and assumptions contained in the representation letters provided by the Funds participating in the Merger, all of which must continue to be true and accurate in all material respects as of the effective time of the Merger, Stroock & Stroock & Lavan LLP, counsel to the Funds, will render its opinion substantially to the effect that for federal income tax purposes (with respect to each Merger, referencing its corresponding Agreement and Plan of Merger and the Funds that are parties thereto):

(i) the Merger as provided in the Agreement and Plan of Merger will constitute a reorganization within the meaning of Section 368(a)(1) of the Code and that each Fund will be a “party to a reorganization” within the meaning of Section 368(b) of the Code;

(ii) no gain or loss will be recognized to the Acquired Fund as a result of the Merger and the conversion of Acquired Fund Common Shares to RQI Common Shares;

(iii) no gain or loss will be recognized to RQI as a result of the Merger and the conversion of Acquired Fund Common Shares to RQI Common Shares;

(iv) no gain or loss will be recognized to the stockholders of the Acquired Fund upon the conversion of their Acquired Fund Common Shares to RQI Common Shares;

(v) the tax basis of Acquired Fund assets in the hands of RQI will be the same as the tax basis of such assets in the hands of the Acquired Fund immediately prior to the consummation of the Merger;

(vi) immediately after the Merger, the aggregate tax basis of the RQI Common Shares received by each holder of Acquired Fund Common Shares in the Merger will be equal to the aggregate tax basis of the Acquired Fund Common Shares owned by such stockholder immediately prior to the Merger;

(vii) a stockholder’s holding period for RQI Common Shares will be determined by including the period for which he or she held Acquired Fund Common Shares that are converted pursuant to the Merger, provided that such shares of Acquired Fund Common Shares were held as capital assets; and

(viii) RQI’s holding period with respect to the Acquired Fund’s assets transferred will include the period for which such assets were held by the Acquired Fund.

Such opinion will not address the effect of the Mergers on (i) any of the Funds with respect to any asset as to which any unrealized gain or loss is required to be recognized for federal income tax purposes at the end of a taxable year (or on the termination or transfer thereof) under a mark-to-market system of accounting and (ii) any stockholder of an Acquired Fund that is required to recognize unrealized gains and losses for federal income tax purposes under a mark-to-market system of accounting.

Reporting Requirements

A holder of Acquired Fund Common Shares who receives RQI Common Shares as a result of a Merger will be required to retain records pertaining to the Merger. Each holder of Acquired Fund Common Shares who is required to file a U.S. federal income tax return and who is a “significant holder” that receives RQI Common Shares in a Merger will be required to file a statement with the holder’s U.S. federal income tax return for the year of the Merger setting forth, among other things, such holder’s basis in, and the fair market value of, the Acquired Fund Common Shares surrendered in the Merger. A “significant holder” is a holder of Acquired Fund Common Shares who, immediately before the Merger, owned at least 5% (by vote or value) of the outstanding stock of the Acquired Fund.

Other Tax Considerations

While the Funds are not aware of any adverse state or local tax consequences of the proposed Mergers, they have not requested any ruling or opinion with respect to such consequences, and stockholders should consult their own tax advisor with respect to such matters.

Immediately prior to the Closing Date, each Acquired Fund, to the extent necessary, will pay, and RQI currently intends to pay, a dividend or dividends which, together with all previous dividends, are intended to have the effect of distributing to its stockholders substantially all of its net investment income that has accrued through the Closing Date, if any, and substantially all of its net capital gain (after reduction for capital loss carryforwards), if any, realized through the Closing Date. Such dividends, if any, will be included in the taxable income of the stockholders of the relevant Acquired Fund and, if applicable, RQI.

Information Regarding Tax Capital Loss Carryforwards

RQI will inherit the capital loss carryforwards (and unrealized built-in losses) of each Acquired Fund which will be subject to the limitations described below. RQI and each of the Acquired Funds have capital loss carryforwards (and unrealized built-in losses) that, in the absence of the Mergers, would generally be available to offset their capital gains. If, however, the Mergers occur, then RQI and each Acquired Fund will undergo an “ownership change” for U.S. federal income tax purposes and, accordingly, RQI’s use of RQI’s and each Acquired Fund’s capital loss carryforwards (and certain unrealized built-in losses) will be significantly limited by the operation of the tax loss limitation rules of the Code. The Code generally limits the amount of each of the Funds’ pre-ownership-change losses that may be used to offset post-ownership-change gains to a specific “annual loss limitation amount” (generally the product of (i) the fair market value, with certain adjustments, of the stock of RQI and each of the Acquired Funds immediately prior to the Mergers and (ii) a rate established by the IRS (for example, the rate is 4.48% for August 2009)). Subject to certain limitations, any unused portion of these losses may be available in subsequent years.

Due to the operation of these tax loss limitation rules if a Merger occurs, it is possible that stockholders of RQI and each Acquired Fund will receive taxable distributions earlier than they would have in the absence of the Merger. The actual effect of the loss limitation rules on a stockholder of each of the Funds will, however, depend upon many variables, including (a) whether, in the absence of the Mergers, each of the Funds would generate sufficient capital gains against which to utilize its capital loss carryforwards prior to their expiration (and certain realized built-in losses), and whether such capital gains are in excess of what would be the “annual loss limitation amount” if the Mergers occur, (b) the timing and amount of future capital gains recognized by RQI if the Mergers occur, and (c) the timing of a historic RPF, RLF, RWF or RQI stockholder’s disposition of his or her shares (the tax basis of which might, depending on the facts, reflect that stockholder’s share of either RPF, RLF, RWF or RQI capital losses). The combination of these factors on the use of loss carryforwards may result in some portion of the loss carryforwards of any of the Funds expiring unused, even in the absence of a Merger. Stockholders of the Funds are urged to consult their own tax advisors in this regard.

PORTFOLIO SECURITIES

Because the Funds have substantially similar investment objectives and focus their investments in real estate companies, the Investment Manager does not expect to dispose of a material amount of portfolio securities of the Acquired Funds in connection with the Mergers. RQI, as the combined Fund, will not have to sell securities in order to comply with its investment restrictions or policies. The Funds may buy and sell securities in the normal course of their operations.

INFORMATION ABOUT MANAGEMENT OF THE FUNDS

Information About Directors and Officers

Boards of Directors

The business and affairs of each Fund are managed under the direction of its Board. The Directors approve all significant agreements between the Fund and persons or companies furnishing services to it, including the Fund’s agreements with the Investment Manager (and, for RWF, the Subadvisers) and the Fund’s sub-administrator, custodian and transfer agent. The management of each Fund’s day-to-day operations is delegated to its officers and the Investment Manager, subject always to the investment objectives and policies of the Fund and to the general supervision of the Directors.

The Directors of the Funds, their addresses, their ages, the length of time served, their principal occupations for at least the past five years, the number of portfolios they oversee within the Cohen & Steers Fund Complex, and other directorships held by the Director are set forth below. The same individuals serve as the Directors of each Fund.

Name, Address* and Age	Position Held with Fund	Principal Occupation(s) During At Least The Past Five Years (Including Other Directorships Currently Held)	Length of Time Served**	Term of Office	Number of Funds Within Fund Complex Overseen by Director (Including the Funds)

Independent Directors

Bonnie Cohen*** Age: 66	Director	Consultant. Director, Reis, Inc. (formerly Wellsford Real Property); Vice-Chair of the Board of Global Heritage Fund; Investment Committee, The Moriah Fund; Advisory Committee member, The Posse Foundation; Vice-Chair, District of Columbia Public Libraries; Board member, Washington National Opera. Former Under Secretary of State for Management, United States Department of State, 1996-2000.	Since 2001	2011	21

George Grossman Age: 55	Director	Attorney-at-Law.	Since 1993	2012	21

Richard E. Kroon Age: 66	Director	Member of Investment Committee, Monmouth University. Retired Chairman and Managing Partner of Sprout Group venture capital funds, then an affiliate of Donaldson, Lufkin and Jenrette Securities Corporation. Former chairman of the National Venture Capital Association.	Since 2004	2011	21

Richard J. Norman Age: 65	Director	Private Investor. Advisory Board Member of The Salvation Army. Member of the Chaplain’s Core—DC Department of Corrections. Prior thereto, Investment Representative of Morgan Stanley Dean Witter.	Since 2001	2010	21

Frank K. Ross Age: 65	Director	Professor of Accounting, Howard University. Board member of Pepco Holdings, Inc. (electric utility). Formerly, Midatlantic Area Managing Partner for Audit and Risk Advisory Services at KPMG LLP and Managing Partner of its Washington, DC office.	Since 2004	2010	21

Willard H. Smith Jr. Age: 72	Director	Board member of Essex Property Trust, Inc., Managing Director at Merrill Lynch & Co., Equity Capital Markets Division, from 1983 to 1995.	Since 1996	2011	21

Name, Address* and Age	Position Held with Fund	Principal Occupation(s) During At Least The Past Five Years (Including Other Directorships Currently Held)	Length of Time Served**	Term of Office	Number of Funds Within Fund Complex Overseen by Director (Including the Funds)
C. Edward Ward, Jr. Age: 62	Director	Member of The Board of Trustees of Manhattan College, Riverdale, New York. Formerly head of closed-end fund listing for the New York Stock Exchange.	Since 2004	2012	21

Interested Directors****

Martin Cohen Age: 60	Director and Co- Chairman	Co-Chairman and Co-Chief Executive Officer of the Investment Manager and CNS. Prior thereto, President of the Investment Manager.	Since 1991	2010	21

Robert H. Steers Age: 56	Director and Co- Chairman	Co-Chairman and Co-Chief Executive Officer of the Investment Manager and CNS. Prior thereto, President of the Investment Manager.	Since 1991	2012	21

*	The address of each Director is 280 Park Avenue, New York, New York 10017.
**	The length of time served represents the year in which the Director was first elected or appointed to any fund in the Cohen & Steers Fund Complex.
***	Martin Cohen and Bonnie Cohen are unrelated.
****	“Interested person,” as defined in the 1940 Act, of each Fund (“Interested Director”) because of the affiliation with the Investment Manager and its parent company, Cohen & Steers Inc. (“CNS”).

The Board of each Fund is divided into three classes, having terms of three years each. At each annual meeting of stockholders, the term of one class will expire and Directors will be elected to serve in that class for terms of three years.

The following table provides information concerning the dollar range of equity securities owned beneficially by each Director as of December 31, 2008:

Dollar Range of Equity Securities Owned*
Name of Director	RLF	RPF	RWF	RQI	Aggregate Equity Securities in the Cohen & Steers Fund Complex
Robert H. Steers**	E	C	A	C	E
Martin Cohen**	D	C	A	D	E
Bonnie Cohen	C	B	C	C	D
George Grossman	C	B	A	B	D
Richard E. Kroon	B	B	A	B	D
Richard J. Norman	C	C	B	B	E
Frank K. Ross	B	B	A	B	D
Willard H. Smith Jr.	B	C	A	B	E
C. Edward Ward, Jr.	B	B	B	B	C

*	The dollar ranges are as follows: “A” = None; “B” = $1-$10,000; “C” = $10,001-$50,000; “D” = $50,001-$100,000; “E” = Over $100,000.
**	Interested Director.

No Independent Director of the Funds, nor any of their immediate family members, to the best of the Funds’ knowledge, had any interest in the Investment Manager, the Subadvisers or any person or entity (other than the Funds) directly or indirectly controlling, controlled by or under common control with the Investment Manager as of December 31, 2008.

During the Funds’ fiscal years ended December 31, 2008, the Boards of RLF, RPF, RWF and RQI met 17, 19, 16 and 19 times, respectively. Each Director attended at least 75% of the aggregate number of meetings of each Board and the Committees of the Board for which he or she was a member. The Funds do not have policies with regard to the Directors’ attendance at annual meetings, and none of the Directors attended any Fund’s 2009 annual meeting of stockholders.

Committees of the Boards

Each Fund maintains four standing Board Committees: the Audit Committee, the Nominating Committee, the Contract Review Committee and the Governance Committee of the Board of Directors. Each Committee operates pursuant to a written charter adopted by the Board. The Directors serving on each Committee are Independent Directors and otherwise satisfy the applicable standards for independence of a committee member of an investment company issuer under the federal securities laws and under applicable listing standards of the NYSE. The members of the Audit Committee are Ms. Cohen and Messrs. Ross, Kroon and Grossman. The members of the Nominating and Contract Review Committees are Ms. Cohen and Messrs. Kroon, Grossman, Norman, Ross, Smith and Ward. The members of the Governance Committee are Messrs. Norman, Ward and Smith.

The Audit Committee of each Fund met five times during the fiscal year ended December 31, 2008. The main function of each Audit Committee is to oversee the Fund’s accounting and financial reporting policies and practices and its internal controls, including by assisting with the Board’s oversight of the integrity of the Fund’s financial statements, the Fund’s compliance with legal and regulatory requirements, the selection, retention, qualifications and independence of the Fund’s independent registered public accounting firm and the performance of the Fund’s internal control systems and independent registered public accounting firm.

The Nominating Committee of each Fund met once during the fiscal year ended December 31, 2008. The main functions of each Nominating Committee are to (i) identify individuals qualified to become Directors in the event that a position is vacated or created, (ii) select the Director nominees for the next annual meeting of stockholders and (iii) set any necessary standards or qualifications for service on the Board. The Nominating Committee will consider Director candidates recommended by stockholders, provided that any such stockholder recommendation is submitted in writing to the Fund, to the attention of the Secretary, at the address of the principal executive offices of the Fund and further provided that such recommendation includes all other information specified in the charter and complies with the procedures set forth in the Nominating Committee charter. The Nominating Committee requires that Director candidates have a college degree or equivalent business experience. The Committee may take into account a wide variety of factors in considering Director candidates, including (but not limited to): (i) availability and commitment of a candidate to attend meetings and perform his or her responsibilities on the Board, (ii) relevant industry and related experience, (iii) educational background, (iv) financial and other relevant experience, (v) an assessment of the candidate’s character, integrity, ability and judgment, (vi) whether or not the candidate serves on boards of, or is otherwise affiliated with, competing financial service organizations or their related mutual fund complexes, (vii) whether or not the candidate has any relationships that might impair his or her independence and (viii) overall interplay of a candidate’s experience, skill and knowledge with that of other Committee members. In identifying potential nominees for the Board, the Committee may consider candidates recommended by one or more of the following sources: (i) the Fund’s current Directors, (ii) the Fund’s officers, (iii) the Investment Manager, (iv) the Fund’s stockholders (see above) and (v) any other source the Committee deems to be appropriate. The Committee may, but is not required to, retain a third party search firm at the Fund’s expense to identify potential candidates.

The Contract Review Committee of each Fund met once during the fiscal year ended December 31, 2008. The main functions of each Contract Review Committee are to make recommendations to the Board of Directors after reviewing advisory and other contracts that the Fund has with the Investment Manager and to select third parties to provide evaluative reports and other information to the Board regarding the services provided by the Investment Manager.

The Governance Committee of each Fund met four times during the fiscal year ended December 31, 2008. The main function of each Governance Committee is to assist the Board in the oversight of appropriate and effective governance of the Fund. The Governance Committee oversees, among other things, the structure and composition of the Board Committees, the size of the Board and the compensation of Independent Directors for service on the Board and any Board Committee and the process for securing insurance coverage for the Board.

Officers of the Funds

The principal officers of the Funds and their principal occupations during at least the past five years, as reported by them to the Funds, are set forth below. The address of each of the Funds’ officers is 280 Park Avenue, New York, New York 10017.

All Funds

Robert H. Steers and Martin Cohen, Co-Chairmen of the Board (see above, “—Boards of Directors” for biographical information).

Adam M. Derechin, President and Chief Executive Officer, age 44, joined the Investment Manager in 1993. He has been the Chief Operating Officer of the Investment Manager since 2003 and prior to that was a Senior Vice President.

Joseph M. Harvey, Vice President, age 45, joined the Investment Manager in 1992. He has been President and Chief Investment Officer of the Investment Manager since 2003 and prior to that was a Senior Vice President.

Francis C. Poli, Secretary, age 46, joined the Investment Manager in 2007 as Executive Vice President, Secretary and General Counsel. Prior thereto, he was General Counsel of Allianz Global Investors of America LP.

James Giallanza, Treasurer and Chief Financial Officer, age 43, joined the Investment Manager in 2006 as Senior Vice President. Prior thereto, he was Deputy Head of US Funds Administration and Treasurer and Chief Financial Officer of various mutual funds within the Legg Mason (formerly Citigroup Asset Management) fund complex.

Lisa Phelan, Chief Compliance Officer, age 40, joined the Investment Manager in 2004 as a Vice President and has been a Senior Vice President since 2008. Prior to joining the Investment Manager, she was Chief Compliance Officer of Avatar Associates and Overture Asset Managers.

William F. Scapell, Vice President, age 42, joined the Investment Manager in 2003 as a Senior Vice President. Prior to joining the Investment Manager, he was the chief strategist for preferred securities at Merrill Lynch & Co.

Yigal D. Jhirad, Vice President, age 44, joined the Investment Manager in 2007 as a Senior Vice President. Prior thereto, he served as Executive Director at Morgan Stanley heading the portfolio and derivatives strategies effort.

RLF, RPF and RQI

Thomas N. Bohjalian, Vice President, age 43, joined the Investment Manager in 2002 and has been Senior Vice President since 2006. Prior to that, he was Vice President of the Investment Manager from 2003 through 2005.

RWF

Scott Crowe, Vice President, age 31, joined the Investment Manager in 2007 as a Senior Vice President, and currently serves as a Senior Vice President and Global Research Strategist. Prior to joining the Investment Manager, he was an executive director at UBS and served as the head of U.S. REITs and as a global strategist. He also worked at UBS Warburg as a real estate analyst.

Charles McKinley, Vice President, age 39, joined the Investment Manager in 2007 as a Senior Vice President. Prior to joining the Investment Manager, he was a Portfolio Manager at Franklin Templeton Real Estate Advisors.

Director Compensation

Independent Directors are paid by each Fund an annual retainer of $4,500 and a fee of $500 for each regular meeting attended and are reimbursed for the expenses of attendance at such meetings. Additionally, the Audit Committee Chairman is paid $15,000 per year in the aggregate for his service as Chairman of the Audit Committee of the Funds and of all of the Cohen & Steers funds, the Contract Review and Governance Committee Chairmen are each paid $10,000 per year in the aggregate for their work in connection with the Funds and of all of the Cohen & Steers funds and the lead director is paid $50,000 per year in the aggregate for his service as lead director of all of the Cohen & Steers funds. For the fiscal year ended December 31, 2008, such fees and expenses paid by each Fund totaled $50,078.

The following table sets forth information regarding compensation of Directors by each Fund for the fiscal year ended December 31, 2008 and by the Cohen & Steers Fund Complex for the calendar year ended December 31, 2008. Officers of the Funds, other than the Chief Compliance Officer, who receives less than $60,000 from each Fund, and Interested Directors do not receive any compensation from the Funds or any fund in the Cohen & Steers Fund Complex. In the column headed “Total Compensation to Directors by Fund Complex,” the compensation paid to each Director represents the 22 funds that each Director served in the Cohen & Steers Fund Complex during 2008. The Directors do not receive any pension or retirement benefits from the Cohen & Steers Fund Complex.

Name of Person, Position	Aggregate Compensation From Each Fund	Total Compensation Paid to Directors by Fund Complex*
Bonnie Cohen, Director	$6,577	$138,125
Martin Cohen**, Director and Co-Chairman	$0	$0
George Grossman, Director and Contract Review Committee Chairman	$7,048	$148,125
Richard E. Kroon, Director and Lead Independent Director	$8,931	$188,125
Richard J. Norman, Director and Governance Committee Chairman	$7,048	$148,125
Frank K. Ross, Director and Audit Committee Chairman	$7,284	$153,125
Willard H. Smith Jr., Director	$6,577	$138,125
Robert H. Steers**, Director and Co-Chairman	$0	$0
C. Edward Ward, Jr., Director	$6,577	$138,125

*	As of April 30, 2008, one of the Cohen & Steers open-end funds was liquidated, resulting in 21 funds remaining in the Cohen & Steers Fund Complex as of December 31, 2008.
**	Interested Director.

Investment Manager and Subadvisers

Investment Manager

Cohen & Steers Capital Management, Inc., with principal offices located at 280 Park Avenue, New York, New York 10017, has been retained to provide investment advice, and, in general, to conduct the management and investment program of each Fund under the overall supervision and control of the Board. The Investment Manager, a registered investment adviser, was formed in 1986, and as of June 30, 2009 had $16.3 billion of assets under management. Its clients include pension plans, endowment funds and registered investment companies, including open-end and closed-end real estate funds. The Cohen & Steers funds invest in U.S. and non-U.S. real estate investment trusts and other real estate securities, infrastructure securities, preferred and other fixed income securities and dividend paying large-cap value securities. The Investment Manager is a wholly-owned subsidiary of Cohen & Steers, Inc., a publicly traded company whose common stock is listed on the NYSE under the symbol “CNS.”

Under its Investment Management Agreement with each Fund (each, an “Investment Management Agreement”), the Investment Manager furnishes a continuous investment program for the Fund’s portfolio, makes the day-to-day investment decisions for the Fund, and generally manages the Fund’s investments in accordance with the stated policies of the Fund, subject to the general supervision of the Board of Directors of the Fund. The Investment Manager also performs certain administrative services for the Fund and provides persons satisfactory to the Directors of the Fund to serve as officers of the Fund. Such officers, as well as certain other employees and Directors of the Fund, may be directors, officers or employees of the Investment Manager.

The Funds’ Investment Management Agreements provide for management fees to the Investment Manager to be paid by RLF, RPF, RQI and RWF at the rate of 0.85%, 0.80%, 0.85% and 0.95%, respectively, of the Fund’s average daily managed assets. During the fiscal year ended December 31, 2008, RLF, RPF, RQI and RWF paid management fees to the Investment Manager at the effective rate of 0.64%, 0.62%, 0.65% and 0.76%, respectively, of the Fund’s average daily managed assets. In addition to its monthly management fee, each Fund pays all other costs and expenses of its operations, including compensation of its Directors, custodian, transfer agency and dividend disbursing expenses, legal fees, expenses of independent accountants, listing expenses, expenses of preparing, printing and distributing stockholder reports, notices, proxy statements and reports to governmental agencies, and taxes, if any.

The Investment Manager contractually agreed to waive a portion of its management fee for each of the Funds, as follows:

RLF: 0.21% of average daily managed asset value in 2008, 0.14% of average daily managed asset value in 2009 and 0.07% of average daily managed asset value in 2010.

RWF: 0.30% and 0.15% of average daily managed asset value for the twelve-month periods ended March 31, 2008 and 2009, respectively. During the year ended December 31, 2008, the Investment Manager waived its fee at the annual rate of 0.19%.

RPF: 0.20%, 0.15%, 0.10% and 0.05% of average daily managed asset value for the twelve-month periods ended or ending August 30, 2008, 2009, 2010 and 2011, respectively. During the year ended December 31, 2008, the Investment Manager waived its fee at the annual rate of 0.18%.

RQI: 0.20% of average daily managed asset value in 2008, 0.14% of average daily managed asset value in 2009, 0.08% of average daily managed asset value in 2010 and 0.02% of average daily managed asset value in 2011.

The management fees paid by the Funds for the fiscal years ended December 31, 2006, 2007 and 2008, including waivers, were as follows:

	Gross Fee	Amount Waived	Net Fee Paid
2006
RLF	$7,980,721	$3,286,179	$4,694,542
RPF	$9,566,656	$2,989,580	$6,577,076
RWF	$4,586,903	$2,172,743	$2,414,160
RQI	$11,703,085	$4,405,867	$7,297,218

2007
RLF	$7,682,542	$2,530,720	$5,151,822
RPF	$9,086,918	$2,666,728	$6,420,190
RWF	$4,969,948	$1,770,572	$3,199,376
RQI	$11,248,272	$3,440,648	$7,807,624

2008
RLF	$5,067,083	$1,251,868	$3,815,215
RPF	$5,883,250	$1,390,802	$4,492,448
RWF	$3,168,836	$649,431	$2,519,405
RQI	$7,494,147	$1,763,329	$5,730,818

Additional information about the factors considered by the Board of each Fund in approving its Investment Management Agreement is contained in each Fund’s Semi-Annual Report to Stockholders for the fiscal period ended June 30, 2009.

Each Fund also has entered into an administration agreement with the Investment Manager (each, an “Administration Agreement”), under which the Investment Manager performs certain administrative functions for the Fund and receives a fee, accrued daily and paid monthly, at the annual rate of 0.02% (for RLF, RPF and RQI) or 0.06% (for RWF) of the Fund’s average daily net assets. For the following fiscal years ended December 31, the Funds paid the Investment Manager fees under the Administration Agreement in the amounts set forth below. Additionally, each Fund pays State Street Bank and Trust Company as sub-administrator under a fund accounting and administration agreement.

	RLF	RPF	RWF	RQI
2008	$119,225	$147,081	$200,137	$176,333
2007	$180,766	$227,173	$313,891	$264,665
2006	$187,782	$239,166	$289,699	$275,367

Subadvisers

With respect to RWF, the Investment Manager has entered into sub-investment advisory agreements (each a “Subadvisory Agreement” and collectively, the “Subadvisory Agreements”), with three of its affiliated registered investment advisers, CNS Europe, CNS Asia and CNS UK, all of which also are direct or indirect wholly-owned subsidiaries of CNS. Each of the Subadvisers provides investment advisory and research services to the Investment Manager in connection with managing the Fund’s investments. CNS Europe is located at 166 Chaussee de la Hulpe, 1170 Brussels, Belgium, CNS Asia is located at 1202, Citibank Tower, Citibank Plaza, 3 Garden Road, Central, Hong Kong and CNS UK is located at 21 Sackville Street, 4th floor, London, U.K. References in this Proxy/Prospectus to activities and responsibilities of the Investment Manager may be performed by one or more of the Subadvisers.

For their services under the Subadvisory Agreements, the Investment Manager (not RWF) pays CNS Europe, CNS UK and CNS Asia a fee of 6.3%, 6.3% and 16.3%, respectively, of the management fees received by the Investment Manager from the Fund. For the following fiscal years ended December 31, the Investment Manager paid CNS Europe, CNS UK and CNS Asia the amounts set forth below.

	CNS Europe	CNS UK	CNS Asia
2008	$158,723	$158,723	$410,663
2007	$218,581	$193,734	$501,248
2006	$482,832	NA	NA

Additional information about the factors considered by RWF’s Board in approving the Subadvisory Agreements is contained in RWF’s Semi-Annual Report to Stockholders for the fiscal period ended June 30, 2009.

If one or more of the Mergers are approved by Fund stockholders, it is the intention of the Investment Manager to propose to RQI’s Board the appointment of the Subadvisers as sub-investment advisers to the combined Fund effective immediately following the Closing Date. Appointment of the Subadvisers will not be subject to approval by RQI’s stockholders, in reliance on the issuance of an opinion from Fund counsel. Information about the factors considered by RQI’s Board in approving the Subadvisory Agreements will be included in the Fund’s Annual Report to Stockholders for the fiscal year ending December 31, 2009.

Codes of Ethics

Each Fund, the Investment Manager and the Subadvisers have adopted codes of ethics under Rule 17j-1 under the 1940 Act. The code of ethics of each Fund, the Investment Manager and the Subadvisers, among other things, prohibits management personnel from investing in REITs and real estate securities, preferred securities and initial public offerings and requires pre-approval for investments in Cohen & Steers closed-end funds and private placements. In addition, the Funds’ Independent Directors are prohibited from purchasing or selling any security if they knew or reasonably should have known at the time of the transaction that the security is being considered for purchase or sale by a Fund, or is being purchased or sold by a Fund. These codes of ethics can be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. (information on the Public Reference Room can be obtained by calling the SEC at (202) 551-5850), are available on the EDGAR Database on the SEC’s website at www.sec.gov, and copies may be obtained, after paying a duplicating fee, by electronic request at publicinfo@sec.gov or writing the SEC at Public Reference Section, Securities and Exchange Commission, 100 F Street, N.E., Washington, D.C. 20549.

Proxy Voting Policies

Each Fund’s Board has delegated the responsibility for voting proxies on behalf of the Fund to the Investment Manager. The Investment Manager’s Proxy Voting Policy is attached to the Proxy/Prospectus as Appendix B. In addition, each Fund’s proxy voting record for the most recent 12-month period ended June 30 is available (i) without charge, upon request, by calling (800) 330-7348 or (ii) on the SEC’s website at www.sec.gov.

Portfolio Managers of the Funds

Below is summary information for the Funds’ portfolio managers. Messrs. Cohen, Steers, Harvey, Scapell and Bohjalian are the primary portfolio managers for each Fund (except Mr. Bohjalian is not a portfolio manager of RWF). Messrs. Rovers, Crowe and McKinley also serve as primary portfolio managers for RWF.

Martin Cohen and Robert H. Steers, portfolio managers since inception (see above, “—Boards of Directors” for biographical information).

Joseph Harvey, portfolio manager since 2004 (inception, for RWF) (see above, “—Officers of the Funds” for biographical information).

William F. Scapell, portfolio manager since 2005 (see above, “—Officers of the Funds” for biographical information).

Thomas N. Bohjalian, portfolio manager since 2006 (see above, “—Officers of the Funds” for biographical information).

Gerios J.M. Rovers, portfolio manager since inception. Mr. Rovers has been a managing director and chief investment officer of CNS Europe since 2000.

Scott Crowe, portfolio manager since 2007 (see above, “—Officers of the Funds” for biographical information).

Charles McKinley, portfolio manager since 2007 (see above, “—Officers of the Funds” for biographical information).

Other Accounts Managed by Portfolio Managers

Each portfolio manager manages other investment companies and/or investment vehicles and accounts in addition to the Funds. The following tables show, as of December 31, 2008, the number of accounts (including the Funds) each portfolio manager managed in each of the listed categories and the total assets in the accounts managed within each category. The portfolio managers do not receive performance-based fees with respect to any of the registered investment companies, other pooled investment vehicles or other accounts that they manage.

Martin Cohen (all Funds)

	Number of Accounts	Total Assets
Registered investment companies	19	$7,386,803,000
Other pooled investment vehicles	25	$3,338,400,000
Other accounts	46	$2,195,704,000

Robert Steers (all Funds)

	Number of Accounts	Total Assets
Registered investment companies	19	$7,386,803,000
Other pooled investment vehicles	25	$3,338,400,000
Other accounts	46	$2,195,704,000

Joseph Harvey (all Funds)

	Number of Accounts	Total Assets
Registered investment companies	19	$7,386,803,000
Other pooled investment vehicles	25	$3,338,400,000
Other accounts	46	$2,195,704,000

William F. Scapell (all Funds)

	Number of Accounts	Total Assets
Registered investment companies	10	$4,229,569,000
Other pooled investment vehicles	2	$35,810,000
Other accounts	12	$361,679,000

Thomas N. Bohjalian (RLF, RPF and RQI only)

	Number of Accounts	Total Assets
Registered investment companies	7	$2,823,154,000
Other pooled investment vehicles	2	$35,810,000
Other accounts	7	$205,711,000

Gerios J.M. Rovers (RWF only)

	Number of Accounts	Total Assets
Registered investment companies	6	$1,817,189,000
Other pooled investment vehicles	21	$3,035,784,000
Other accounts	23	$793,159,000

Scott Crowe (RWF only)

	Number of Accounts	Total Assets
Registered investment companies	7	$1,012,255,000
Other pooled investment vehicles	17	$2,960,465,000
Other accounts	15	$485,383,000

Charles McKinley (RWF only)

	Number of Accounts	Total Assets
Registered investment companies	3	$493,231,000
Other pooled investment vehicles	15	$2,783,458,000
Other accounts	9	$404,100,000

It is possible that conflicts of interest may arise in connection with the portfolio managers’ management of a Fund’s investments on the one hand and the investments of other accounts or vehicles for which the portfolio managers are responsible on the other. For example, a portfolio manager may have conflicts of interest in allocating management time, resources and investment opportunities among the Fund and the other accounts or vehicles he advises. In addition, due to differences in the investment strategies or restrictions among the Fund and the other accounts, a portfolio manager may take action with respect to another account that differs from the action taken with respect to the Fund. In some cases, another account managed by a portfolio manager may provide more revenue to the Investment Manager or a Subadviser. While this may appear to create additional conflicts of interest for the portfolio manager in the allocation of management time, resources and investment opportunities, the Investment Manager strives to ensure that portfolio managers endeavor to exercise their discretion in a manner that is equitable to all interested persons. In this regard, in the absence of specific account-related impediments (such as client-imposed restrictions or lack of available cash), it is the policy of the Investment Manager and the Subadvisers to allocate investment ideas pro rata to all accounts with the same primary investment objective.

In addition, certain of the portfolio managers may from time to time manage one or more accounts on behalf of the Investment Manager and its affiliated companies, including the Subadvisers (the “CNS Accounts”). Certain securities held and traded in the CNS Accounts also may be held and traded in one or more client accounts. It is the policy of the Investment Manager and the Subadvisers however not to put the interests of the CNS Accounts ahead of the interests of client accounts. The Investment Manager and the Subadvisers may aggregate orders of client accounts with those of the CNS Accounts; however, under no circumstances will preferential treatment be given to the CNS Accounts. For all orders involving the CNS Accounts, purchases or sales will be allocated prior to trade placement, and orders that are only partially filled will be allocated across all accounts in proportion to the shares each account, including the CNS Accounts, was designated to receive prior to trading. As a result, it is expected that the CNS Accounts will receive the same average price as other accounts included in the aggregated order. Shares will not be allocated or re-allocated to the CNS Accounts after trade execution or after the average price is known. In the event so few shares of an order are executed that a pro-rata allocation is not practical, a rotational system of allocation may be used; however, the CNS Accounts will never be part of that rotation or receive shares of a partially filled order other than on a pro-rata basis. Because certain CNS Accounts are managed with a cash management objective, it is possible that a security will be sold out of the CNS Accounts but continue to be held for one or more client accounts. In situations when this occurs, such security will remain in a client account only if the Investment Manager, acting in its reasonable judgment and consistent with its fiduciary duties, believes this is appropriate for, and consistent with the objectives and profile of, the client account.

Compensation Structure of the Investment Manager and Subadvisers

Compensation of the Investment Manager’s and Subadvisers’ portfolio managers and other investment professionals has three primary components: (1) a base salary, (2) an annual cash bonus, and (3) annual stock- based compensation consisting generally of restricted stock units of the Investment Manager’s and Subadvisers’ parent, CNS. The Investment Manager’s and Subadvisers’ investment professionals, including the portfolio managers, also receive certain retirement, insurance and other benefits that are broadly available to all of its employees. Compensation of the Investment Manager’s and Subadvisers’ investment professionals is reviewed primarily on an annual basis. Cash bonuses, stock-based compensation awards, and adjustments in base salary are typically paid or put into effect in the January following the fiscal year-end of CNS.

The Investment Manager and Subadvisers compensate their portfolio managers based primarily on the scale and complexity of their portfolio responsibilities and the total return performance of managed funds and accounts versus appropriate peer groups or benchmarks. The Investment Manager and Subadvisers use a variety of benchmarks to evaluate the portfolio managers’ performance, including the NAREIT Equity REIT Index with respect to Messrs. Cohen, Steers, Harvey and Bohjalian and the Merrill Lynch Fixed Rate Preferred Index with respect to Mr. Scapell. In evaluating the performance of a Fund and its portfolio manager, primary emphasis is normally placed on one- and three-year performance, with secondary consideration of performance over longer periods of time. Performance is evaluated on a pre-tax and pre-expense basis. In addition to rankings within peer groups of funds on the basis of absolute performance, consideration may also be given to risk-adjusted performance. For managers responsible for multiple funds and accounts, investment performance is evaluated on an aggregate basis. Portfolio managers are also evaluated on the basis of their success in managing their dedicated team of analysts. Base compensation for portfolio managers varies in line with the portfolio manager’s seniority and position with the firm.

The compensation of portfolio managers with other job responsibilities (such as acting as an executive officer of the Investment Manager, a Subadviser or CNS and supervising various departments within the Investment Manager, a Subadviser or CNS) will include consideration of the scope of such responsibilities and the managers’ performance in meeting them. The Investment Manager and Subadvisers seek to compensate portfolio managers commensurate with their responsibilities and performance, and competitive with other firms within the investment management industry. The Investment Manager participates in investment-industry compensation surveys and utilizes survey data as a factor in determining salary, bonus and stock-based compensation levels for portfolio managers and other investment professionals. Salaries, bonuses and stock-based compensation are also influenced by the operating performance of the Investment Manager, Subadvisers and CNS. While the salary of each portfolio manager is fixed, cash bonuses and stock-based compensation may fluctuate significantly from year to year, based on changes in manager performance and other factors as described herein. For a high performing portfolio manager, cash bonuses and stock-based compensation generally are a substantial portion of total compensation.

Portfolio Manager Securities Ownership

The table below identifies the dollar range of securities beneficially owned by the portfolio managers of each Fund as of December 31, 2008.

Dollar Range of Equity Securities Owned*
Name of Portfolio Manager	RLF	RPF	RWF	RQI
Martin Cohen	E	C	A	E
Robert H. Steers	E	C	A	D
Joseph Harvey	C	A	A	A
William F. Scapell	A	A	A	A
Thomas N. Bohjalian	A	A	N/A	A
Gerios J.M. Rovers	N/A	N/A	A	N/A
Scott Crowe	N/A	N/A	A	N/A
Charles McKinley	N/A	N/A	A	N/A

*	The dollar ranges are as follows: “A” = None; “B” = $1-$10,000; “C” = $10,001-$50,000; “D” = $50,001-$100,000; “E” = $100,001-$500,000; “F” = $500,001-$1,000,000; and “G” = Over $1,000,000.

ADDITIONAL INFORMATION ABOUT THE FUNDS

Further information about each Fund is included in its Annual Report to Stockholders for the fiscal year ended December 31, 2008 and Semi-Annual Report to Stockholders for the six month period ended June 30, 2009. Copies of these documents and the SAI related to this Proxy/Prospectus are available upon request and without charge by visiting the Funds’ website at www.cohenandsteers.com, by calling 800-330-7348 or by writing to a Fund at 280 Park Avenue, New York, New York 10017.

The Funds are subject to the informational requirements of the 1934 Act and, in accordance therewith, file reports and other information including proxy material, reports and charter documents with the SEC. These reports and other information can be inspected and copied at the public reference facilities at the SEC’s Public Reference Room in Washington, D.C. You may obtain information about the operation of the Public Reference Room by calling the SEC at (202) 551-8090. Reports and other information about each Fund are available on the EDGAR Database on the SEC’s website at www.sec.gov. You may also obtain copies of this information, after paying a duplicating fee, by electronic request at publicinfo@sec.gov, or by writing the SEC at Public Reference Section, Securities and Exchange Commission, 100 F Street, N.E. Washington, D.C. 20549 at prescribed rates.

Financial Highlights

The financial highlights tables are intended to help you understand the performance of each Fund for the last five years or since its inception, which ever is less. Certain information reflects financial results for a single share. Total return represents the rate that a stockholder would have earned (or lost) on a Fund share assuming reinvestment of all dividends and distributions. The information in the following tables has been derived from the Funds’ financial statements, which have been audited by PricewaterhouseCoopers LLP, independent registered public accounting firm, whose reports, along with the Funds’ financial statements, are included in the Funds’ annual reports (available upon request).

The following tables include selected data for a share outstanding throughout each year and other performance information derived from the financial statements for each Fund. Each table should be read in conjunction with the relevant Fund’s financial statements and the notes thereto.

Financial Highlights for RLF

For a share of common stock outstanding throughout each year ended December 31:

	For the Year Ended December 31,
Per Share Operating Performance:	2008	2007	2006	2005	2004
Net asset value per common share, beginning of year	$15.51	$25.91	$21.99	$22.94	$18.78

Income from investment operations:
Net investment income	0.74	1.13	1.18	0.97	0.98
Net realized and unrealized gain (loss)	(8.68)	(7.07)	7.64	1.32	4.86

Total income (loss) from investment operations	(7.94)	(5.94)	8.82	2.29	5.84

Less dividends and distributions to preferred shareholders from:
Net investment income	(0.28)	(0.18)	(0.15)	(0.14)	(0.11)
Net realized gain	—	(0.42)	(0.40)	(0.24)	(0.04)

Total dividends and distributions to preferred shareholders	(0.28)	(0.60)	(0.55)	(0.38)	(0.15)

Total from investment operations applicable to common shares	(8.22)	(6.54)	8.27	1.91	5.69

Less: Preferred share offering cost adjustment	—	—	—	0.01	0.01
Offering costs charged to paid-in capital—preferred shares	—	—	—	—	(0.04)

Total offering costs	—	—	—	0.01	(0.03)

Anti-dilutive effect from the issuance of common shares	0.00 [a]	0.00 [a]	0.01	—	—

Less dividends and distributions to common shareholders from:
Net investment income	(0.37)	(0.99)	(1.05)	(0.84)	(0.88)
Net realized gain	—	(2.05)	(2.69)	(1.44)	(0.30)
Tax return of capital	(1.55)	(0.82)	(0.62)	(0.59)	(0.32)

Total dividends and distributions to common shareholders	(1.92)	(3.86)	(4.36)	(2.87)	(1.50)

Net increase (decrease) in net asset value per common share	(10.14)	(10.40)	3.92	(0.95)	4.16

Net asset value, per common share, end of year	$5.37	$15.51	$25.91	$21.99	$22.94

Market value, per common share, end of year	$3.78	$14.63	$27.83	$20.39	$22.25

Net asset value total return[b]	-57.20%	-26.30%	39.05%	9.27%	32.13%

Market value return[b]	-68.06%	-35.31%	61.13%	4.46%	31.80%

	For the Year Ended December 31,
Ratios/Supplemental Data:	2008	2007	2006	2005	2004
Net assets applicable to common shares, end of year (in millions)	$142.8	$407.7	$679.9	$567.5	$592.1

Ratio of expenses to average daily net assets applicable to common shares (before expense reduction)[c]	2.37%	1.54%	1.49%	1.56%	1.52%

Ratio of expenses to average daily net assets applicable to common shares (net of expense reduction)[c]	2.00%	1.12%	0.98%	0.93%	0.91%

Ratio of expenses to average daily net assets applicable to common shares (net of expense reduction and excluding interest expense)[c]	1.63%	—	—	—	—

Ratio of net investment income to average daily net assets applicable to common shares (before expense reduction)[c]	6.28%	3.98%	4.19%	4.06%	5.37%

Ratio of net investment income to average daily net assets applicable to common shares (net of expense reduction)[c]	6.65%	4.39%	4.70%	4.70%	5.99%

Ratio of expenses to average daily managed assets (before expense reduction)[c,d]	1.34%	1.04%	1.02%	1.04%	1.04%

Ratio of expenses to average daily managed assets (net of expense reduction)[c,d]	1.13%	0.76%	0.67%	0.62%	0.62%

Portfolio turnover rate	23%	23%	20%	14%	3%

Preferred Shares and Revolving Credit Agreement:
Liquidation value, end of period (in 000’s)	$80,950	$295,000	$295,000	$295,000	$295,000

Total shares outstanding (in 000’s)	3	12	12	12	12

Asset coverage ratio for revolving credit agreement	3,297%	—	—	—	—

Asset coverage per $1,000 for revolving credit agreement	$32,966	—	—	—	—

Asset coverage ratio for auction market preferred shares[e]	262%	238%	330%	292%	301%

Asset coverage per share for auction market preferred shares[e]	$65,500	$59,554	$82,622	$73,093	$75,181

Liquidation preference per share	$25,000	$25,000	$25,000	$25,000	$25,000

Average market value per share[f]	$25,000	$25,000	$25,000	$25,000	$25,000

a.	Amount is less than $0.005.
b.	Total market value return is computed based upon the New York Stock Exchange market price of the Fund’s shares and excludes the effects of brokerage commissions. Total net asset value return measures the changes in value over the period indicated, taking into account dividends as reinvested. Dividends and distributions, if any, are assumed for purposes of these calculations, to be reinvested at prices obtained under the Fund’s dividend reinvestment plan.
c.	Ratios do not reflect dividend payments to preferred shareholders
d.	Average daily managed assets represent net assets applicable to common shares plus liquidation preference of preferred shares and the outstanding balance of the revolving credit agreement.
e.	Includes the effect of the outstanding borrowings from the revolving credit agreement.
f.	Based on weekly prices.

Financial Highlights for RPF

For a share of common stock outstanding throughout each year ended December 31:

	For the Year ended December 31,
Per Share Operating Performance:	2008	2007	2006	2005	2004
Net asset value per common share, beginning of year	$15.90	$27.00	$22.56	$23.81	$19.36

Income from investment operations:
Net investment income	0.79	1.18	1.20	1.06 [a]	0.91
Net realized and unrealized gain (loss)	(9.52)	(7.92)	8.52	1.11	5.54

Total income (loss) from investment operations	(8.73)	(6.74)	9.72	2.17	6.45

Less dividends and distributions to preferred shareholders from:
Net investment income	(0.36)	(0.23)	(0.16)	(0.15)	(0.09)
Net realized gain	—	(0.42)	(0.42)	(0.25)	(0.06)

Total dividends and distributions to preferred shareholders	(0.36)	(0.65)	(0.58)	(0.40)	(0.15)

Total from investment operations applicable to common shares	(9.09)	(7.39)	9.14	1.77	6.30

Less: Preferred share offering cost adjustment	—	—	—	0.01	0.01
Offering costs charged to paid-in capital—preferred shares	—	—	—	—	(0.04)

Total offering costs	—	—	—	0.01	(0.03)

Anti-dilutive effect from the issuance of common shares	(0.00)[b]	—	—	—	—

Less dividends and distributions to common shareholders from:
Net investment income	(0.33)	(0.98)	(1.06)	(0.89)	(0.84)
Net realized gain	—	(1.80)	(3.12)	(1.50)	(0.63)
Tax return of capital	(1.59)	(0.93)	(0.52)	(0.64)	(0.35)

Total dividends and distributions to common shareholders	(1.92)	(3.71)	(4.70)	(3.03)	(1.82)

Net increase (decrease) in net asset value per common share	(11.01)	(11.10)	4.44	(1.25)	4.45

Net asset value, per common share, end of year	$4.89	$15.90	$27.00	$22.56	$23.81

Market value, per common share, end of year	$3.57	$14.71	$26.58	$19.99	$21.96

Net asset value total return[c]	-61.99%	-28.08%	42.52%	9.00%	34.91%

Market value return[c]	-70.01%	-32.41%	58.34%	4.72%	29.51%

	For the Year ended December 31,
Ratios/Supplemental Data:	2008	2007	2006	2005	2004
Net assets applicable to common shares, end of year (in millions)	$156.5	$503.6	$855.3	$714.8	$754.2

Ratio of expenses to average daily net assets applicable to common shares (before expense reduction)[d]	2.05%	1.46%	1.40%	1.47%	1.43%

Ratio of expenses to average daily net assets applicable to common shares (net of expense reduction)[d]	1.71%	1.10%	1.04%	1.10%	1.07%

Ratio of expenses to average daily net assets applicable to common shares (excluding interest expense and net of expense reduction)[d]	1.68%	—	—	—	—

Ratio of net investment income to average daily net assets applicable to common shares (before expense reduction)[d]	6.42%	3.65%	4.03%	4.16%	4.71%

Ratio of net investment income to average daily net assets applicable to common shares (net of expense reduction)[d]	6.76%	4.00%	4.39%	4.54%	5.08%

Ratio of expenses to average daily managed assets (before expense reduction)[d,e]	1.14%	0.97%	0.96%	0.98%	0.98%

Ratio of expenses to average daily managed assets (net of expense reduction)[d,e]	0.95%	0.74%	0.71%	0.73%	0.73%

Portfolio turnover rate	22%	19%	19%	14%	5%

Preferred Shares and Revolving Credit Agreement:
Liquidation value, end of period (in 000’s)	$92,800	$376,000	$376,000	$376,000	$376,000

Total shares outstanding (in 000’s)	4	15	15	15	15

Asset coverage ratio for revolving credit agreement	5,087%	—	—	—	—

Asset coverage per $1,000 for revolving credit agreement	$50,865	—	—	—	—

Asset coverage ratio for auction market preferred shares[f]	260%	234%	327%	290%	301%

Asset coverage per share for auction market preferred shares[f]	$65,000	$58,484	$81,868	$72,525	$75,146

Liquidation preference per share	$25,000	$25,000	$25,000	$25,000	$25,000

Average market value per share[g]	$25,000	$25,000	$25,000	$25,000	$25,000

a.	Calculation based on average shares outstanding.
b.	Amount is less than $0.005.
c.	Total market value return is computed based upon the New York Stock Exchange market price of the Fund’s shares and excludes the effects of brokerage commissions. Total net asset value return measures the changes in value over the period indicated, taking into account dividends as reinvested. Dividends and distributions, if any, are assumed for purposes of these calculations, to be reinvested at prices obtained under the Fund’s dividend reinvestment plan.
d.	Ratios do not reflect dividend payments to preferred shareholders.
e.	Average daily managed assets represent net assets applicable to common shares plus liquidation preference of preferred shares and the outstanding balance of the revolving credit agreement.
f.	Includes the effect of the outstanding borrowings from the revolving credit agreement.
g.	Based on weekly prices.

Financial Highlights for RWF

For a share of common stock outstanding throughout each period ended December 31:

	For the Year Ended December 31,			For the Period March 31, 2005[a] through December 31, 2005
Per Share Operating Performance:	2008	2007	2006
Net asset value per common share, beginning of period	$17.64	$24.74	$19.00	$19.10

Income from investment operations:
Net investment income	2.48	1.21 [b]	1.35 [b]	1.06 [b]
Net realized and unrealized gain (loss)	(13.42)	(4.24)	7.76	0.62

Total income (loss) from investment operations	(10.94)	(3.03)	9.11	1.68

Less dividends and distributions to preferred shareholders from:
Net investment income	(0.01)	(0.45)	(0.42)	(0.19)
Net realized gain	—	(0.09)	(0.07)	(0.04)
Tax return of capital	(0.31)	—	—	—

Total dividends and distributions to preferred shareholders	(0.32)	(0.54)	(0.49)	(0.23)

Total from investment operations applicable to common shares	(11.26)	(3.57)	8.62	1.45

Less: Offering costs charged to paid-in capital—preferred shares	—	—	—	(0.13)
Offering costs charged to paid-in capital—common shares	—	—	—	(0.04)

Total offering costs	—	—	—	(0.17)

Anti-dilutive effect from the issuance of common shares	0.00 [c]	0.00 [c]	0.05	—

Less dividends and distributions to common shareholders from:
Net investment income	—	(2.91)	(2.49)	(1.13)
Net realized gain	—	(0.62)	(0.44)	(0.25)
Tax return of capital	(1.44)	—	—	—

Total dividends and distributions to common shareholders	(1.44)	(3.53)	(2.93)	(1.38)

Net increase (decrease) in net asset value per common share	(12.70)	(7.10)	5.74	(0.10)

Net asset value, per common share, end of period	$4.94	$17.64	$24.74	$19.00

Market value, per common share, end of period	$3.52	$16.00	$28.65	$16.56

Net asset value total return[d]	-67.00%	-14.51%[e]	46.41%[e]	6.90%[f]

Market value return[d]	-74.07%	-33.04%	94.64%	-11.07%[f]

	For the Year Ended December 31,			For the Period March 31, 2005[a] through December 31, 2005
Ratios/Supplemental Data:	2008	2007	2006
Net assets applicable to common shares, end of period (in millions)	$77.7	$274.4	$382.9	$287.1

Ratio of expenses to average daily net assets applicable to common shares (before expense reduction)[g]	2.51%	1.77%	1.83%	1.77%[h]

Ratio of expenses to average daily net assets applicable to common shares (net of expense reduction)[g]	2.18%	1.29%	1.17%	1.14%[h]

Ratio of expenses to average daily net assets applicable to common shares (net of expense reduction and excluding interest expense)[g]	1.99%	—	—	—

Ratio of net investment income to average daily net assets applicable to common shares (before expense reduction)[g]	5.88%	4.60%	5.55%	6.60%[h]

Ratio of net investment income to average daily net assets applicable to common shares (net of expense reduction)[g]	6.21%	5.08%	6.21%	7.24%[h]

Ratio of expenses to average daily managed assets (before expense reduction)[g,i]	1.50%	1.25%	1.25%	1.25%[h]

Ratio of expenses to average daily managed assets (net of expense reduction)[g,i]	1.30%	0.92%	0.80%	0.80%[h]

Portfolio turnover rate	140%	47%	29%	74%[f]

Preferred Shares/Revolving Credit Agreement:
Liquidation value, end of period (in 000’s)	$45,000	$153,000	$153,000	$153,000

Total shares outstanding (in 000’s)	2	6	6	6

Asset coverage ratio for revolving credit agreement	3,169%	—	—	—

Asset coverage per $1,000 for revolving credit agreement	$31,686	—	—	—

Asset coverage ratio for auction market preferred shares[j]	259%	279%	350%	288%

Asset coverage per share for auction market preferred shares[j]	$64,750	$69,829	$87,563	$71,910

Liquidation preference per share	$25,000	$25,000	$25,000	$25,000

Average market value per share[k]	$25,000	$25,000	$25,000	$25,000

a.	Commencement of operations.
b.	Calculation based on average shares outstanding.
c.	Amount is less than $0.005.
d.	Total market value return is computed based upon the New York Stock Exchange market price of the Fund’s shares and excludes the effects of brokerage commissions. Total net asset value return measures the changes in value over the period indicated, taking into account dividends as reinvested. Dividends and distributions, if any, are assumed for purposes of these calculations, to be reinvested at prices obtained under the Fund’s dividend reinvestment plan.
e.	Reflects adjustments for reinvestment of distributions in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values differ from the net asset value and returns reported on December 29, 2006 (last business day of reporting period). Additionally, the beginning net asset value used to calculate the return for the year ended December 31, 2007, reflects the same aforementioned adjustments, resulting in a return for the period that differs from the return that was reported as of the close of business on December 31, 2007.
f.	Not annualized
g.	Ratios do not reflect dividend payments to preferred shareholders.
h.	Annualized
i.	Average daily managed assets represent net assets applicable to common shares plus liquidation preference of preferred shares and notional amount of loan outstanding.
j.	Includes the effect of the outstanding borrowings from the revolving credit agreement.
k.	Based on weekly prices.

Financial Highlights for RQI

For a share of common stock outstanding throughout each year ended December 31:

	Years Ended December 31,
Per Share Operating Performance:	2008	2007	2006	2005	2004
Net asset value per common share, beginning of year	$15.66	$25.61	$21.38	$22.50	$18.43

Income from investment operations:
Net investment income (loss)	0.77	1.06	1.10	0.82	0.79
Net realized and unrealized gain (loss)	(8.92)	(7.22)	7.48	1.13	4.90

Total income (loss) from investment operations	(8.15)	(6.16)	8.58	1.95	5.69

Less dividends and distributions to preferred shareholders from:
Net investment income	(0.33)	(0.22)	(0.17)	(0.12)	(0.09)
Net realized gain	—	(0.38)	(0.37)	(0.25)	(0.05)

Total dividends and distributions to preferred shareholders	(0.33)	(0.60)	(0.54)	(0.37)	(0.14)

Total from investment operations applicable to common shares	(8.48)	(6.76)	8.04	1.58	5.55

Less: Preferred share offering cost adjustment	—	—	—	0.00 [a]	0.00 [a]
Offering costs charged to paid-in capital—preferred shares	—	—	—	—	(0.03)

Total offering costs	—	—	—	0.00	(0.03)

Anti-dilutive effect from the issuance of common shares	0.00 [a]	0.00 [a]	—	—	—

Less dividends and distributions to common shareholders from:
Net investment income	(0.34)	(0.89)	(0.95)	(0.72)	(0.72)
Net realized gain	—	(1.53)	(2.30)	(1.39)	(0.38)
Tax return of capital	(1.46)	(0.77)	(0.56)	(0.59)	(0.35)

Total dividends and distributions to common shareholders	(1.80)	(3.19)	(3.81)	(2.70)	(1.45)

Net increase (decrease) in net asset value per common share	(10.28)	(9.95)	4.23	(1.12)	4.07

Net asset value, per common share, end of year	$5.38	$15.66	$25.61	$21.38	$22.50

Market value, per common share, end of year	$3.80	$14.52	$24.74	$19.24	$20.62

Net asset value total return[b,c]	-58.62%	-27.49%	39.55%	8.27%	32.15%

Market value return[b,c]	-68.42%	-30.40%	49.81%	6.32%	25.05%

	Years Ended December 31,
Ratios/Supplemental Data:	2008	2007	2006	2005	2004
Net assets applicable to common shares, end of year (in millions)	$210.9	$609.1	$995.3	$830.9	$874.2

Ratio of expenses to average daily net assets applicable to common shares (before expense reduction)[d]	2.11%	1.52%	1.47%	1.54%	1.51%

Ratio of expenses to average daily net assets applicable to common shares (net of expense reduction)[d]	1.76%	1.14%	1.00%	1.06%	1.04%

Ratio of expenses to average daily net assets applicable to common shares (net of expense reduction and excluding interest expense)[d]	1.72%	—	—	—	—

Ratio of net investment income to average daily net assets applicable to common shares (before expense reduction)[d]	6.36%	3.73%	4.06%	3.71%	4.74%

Ratio of net investment income to average daily net assets applicable to common shares (net of expense reduction)[d]	6.71%	4.12%	4.53%	4.19%	5.20%

Ratio of expenses to average daily managed assets (before expense reduction)[d,e]	1.20%	1.02%	1.01%	1.02%	1.03%

Ratio of expenses to average daily managed assets (net of expense reduction)[d,e]	1.00%	0.76%	0.69%	0.70%	0.71%

Portfolio turnover rate	23%	26%	18%	11%	3%

Preferred Shares and Revolving Credit Agreement:
Liquidation value, end of period (in 000’s)	$120,825	$434,000	$434,000	$434,000	$434,000

Total shares outstanding (in 000’s)	5	17	17	17	17

Asset coverage ratio for revolving credit agreement	3,786%	—	—	—	—

Asset coverage per $1,000 for revolving credit agreement	$37,859	—	—	—	—

Asset coverage ratio for auction market preferred shares[f]	262%	240%	329%	291%	301%

Asset coverage per share for auction market preferred shares[f]	$65,500	$60,088	$82,333	$72,863	$75,359

Liquidation preference per share	$25,000	$25,000	$25,000	$25,000	$25,000

Average market value per share[g]	$25,000	$25,000	$25,000	$25,000	$25,000

a.	Amount is less than $0.005.
b.	Total market value return is computed based upon the New York Stock Exchange market price of the Fund’s shares and excludes the effects of brokerage commissions. Total net asset value return measures the changes in value over the period indicated, taking into account dividends as reinvested. Dividends and distributions, if any, are assumed for purposes of these calculations, to be reinvested at prices obtained under the Fund’s dividend reinvestment plan.
c.	Reflects adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values differ from the net asset value and returns reported on December 31, 2008.
d.	Ratios do not reflect dividend payments to preferred shareholders.
e.	Average daily managed assets represent net assets applicable to common shares plus liquidation preference of preferred shares and the outstanding balance of the revolving credit agreement.
f.	Includes the effect of the outstanding borrowings from the revolving credit agreement.
g.	Based on weekly prices.

Past Performance

As shown in the table below, the performance of RQI based on NAV has exceeded that of RPF’s and RWF’s for 1-, 3- and 5-year periods and since each Fund’s inception, and has been similar to RLF’s performance over the same periods. Each Fund’s performance at market price may differ from its results at NAV. Although market price performance generally reflects investment results, it may also be influenced by several factors, including investor perceptions of each Fund or the Investment Manager, supply and demand for each Fund’s shares, general market and economic conditions and changes in each Fund’s distributions.

Total Returns as of December 31, 2008

	1 Year	3 Years	5 Years	Since Inception
RLF
NAV	-57.20%	-24.02%	-8.73%	0.62%	(5/31/01)
Market Price	-68.06%	-30.69%	-14.44%	-4.53%	(5/31/01)
RPF
NAV	-61.99%	-26.96%	-10.54%	-2.10%	(8/30/02)
Market Price	-70.01%	-31.52%	-15.32%	-7.54%	(8/30/02)
RWF
NAV	-67.00%	-25.52%	N/A	-19.57%	(3/31/05)
Market Price	-74.07%	-30.34%	N/A	-27.41%	(3/31/05)
RQI
NAV	-58.62%	-25.18%	-9.73%	-1.70%	(2/28/02)
Market Price	-68.42%	-30.94%	-15.22%	-6.97%	(2/28/02)

Net Asset Value, Market Price and Premium/Discount

Common shares of closed-end investment companies, such as the Funds, have frequently traded at a discount from net asset value, or in some cases trade at a premium. Shares of closed-end investment companies, such as the Funds, may tend to trade on the basis of income yield on the market price of the shares, and the market price may also be affected by investor perceptions of each Fund or the Investment Manager, supply and demand for each Fund’s shares, general market and economic conditions and changes in each Fund’s distributions. As a result, the market price of each Fund’s common shares may be greater or less than the net asset value per share. Since the commencement of each Fund’s operations, each Fund’s shares of common stock have traded in the market at prices that were both above and below net asset value per share.

The following tables set forth the high and low sales prices for each Fund’s common shares on the NYSE and the high and low net asset value per share for each quarterly period during the last two calendar years and through June 30, 2009. The discount or premium to net asset value per share is at each quarterly period ended during the last two calendar years and through June 30, 2009.

RLF

	Quarterly High Price		Quarterly Low Price		Quarter End
Quarter Ended	NAV Per Share	NYSE Price	NAV Per Share	NYSE Price	Premium/ Discount
03/31/07	$28.84	$28.17	$24.93	$23.68	-0.27%
06/30/07	$26.36	$26.40	$22.64	$21.38	-4.83%
09/30/07	$23.92	$23.30	$18.78	$16.90	-3.34%
12/31/07	$23.38	$22.31	$15.31	$14.63	-5.67%
03/31/08	$16.35	$19.21	$13.53	$14.20	0.78%
06/30/08	$17.20	$18.25	$13.84	$14.78	6.79%
09/30/08	$15.29	$15.66	$11.95	$11.04	-14.64%
12/31/08	$13.20	$11.75	$3.13	$2.40	-29.61%
03/31/09	$5.54	$4.28	$2.21	$1.60	-27.64%
06/30/09	$4.83	$4.22	$2.72	$2.05	-16.51%

RPF

	Quarterly High Price		Quarterly Low Price		Quarter End
Quarter Ended	NAV Per Share	NYSE Price	NAV Per Share	NYSE Price	Premium/ Discount
03/31/07	$30.08	$28.90	$25.87	$23.72	-5.79%
06/30/07	$27.53	$26.21	$23.42	$21.45	-7.30%
09/30/07	$24.81	$23.19	$19.23	$17.08	-5.86%
12/31/07	$24.17	$22.44	$15.69	$14.71	-7.48%
03/31/08	$16.74	$17.98	$13.74	$13.92	-0.90%
06/30/08	$17.67	$18.80	$14.10	$15.04	6.67%
09/30/08	$15.58	$15.91	$12.07	$11.08	-14.85%
12/31/08	$13.23	$12.14	$2.83	$2.03	-26.99%
03/31/09	$5.05	$4.10	$2.01	$1.44	-24.80%
06/30/09	$4.44	$4.13	$2.47	$1.95	-11.25%

RWF

	Quarterly High Price		Quarterly Low Price		Quarter End
Quarter Ended	NAV Per Share	NYSE Price	NAV Per Share	NYSE Price	Premium/ Discount
03/31/07	$26.62	$29.41	$23.77	$23.10	5.69%
06/30/07	$26.52	$27.44	$24.17	$23.54	-2.82%
09/30/07	$24.82	$25.08	$20.35	$18.28	-7.70%
12/31/07	$24.33	$23.53	$17.37	$15.25	-9.30%
03/31/08	$17.34	$17.65	$14.24	$13.53	-4.74%
06/30/08	$17.69	$18.28	$14.21	$13.89	-2.25%
09/30/08	$14.17	$14.30	$10.54	$8.70	-20.77%
12/31/08	$11.06	$9.09	$3.13	$2.18	-28.74%
03/31/09	$5.23	$3.90	$2.19	$1.66	-28.81%
06/30/09	$5.06	$4.48	$3.04	$2.22	-9.75%

RQI

	Quarterly High Price		Quarterly Low Price		Quarter End
Quarter Ended	NAV Per Share	NYSE Price	NAV Per Share	NYSE Price	Premium/ Discount
03/31/07	$28.59	$26.94	$24.58	$22.65	-6.06%
06/30/07	$26.15	$24.61	$22.32	$20.23	-8.19%
09/30/07	$23.66	$21.97	$18.31	$16.22	-3.15%
12/31/07	$23.17	$21.96	$15.45	$14.52	-7.28%
03/31/08	$16.59	$18.09	$13.67	$13.39	2.00%
06/30/08	$17.46	$18.67	$13.91	$15.30	9.99%
09/30/08	$15.46	$16.26	$11.97	$11.46	-8.40%
12/31/08	$13.39	$13.11	$3.06	$2.24	-29.24%
03/31/09	$5.54	$4.34	$2.14	$1.59	-25.56%
06/30/09	$4.75	$4.54	$2.68	$2.08	-5.39%

On August 14, 2009, each Fund’s net asset value per share, closing price on the NYSE and resulting market price premium/discount to net asset value was as follows.

	Net Asset Value Per Share	NYSE Price	Premium/Discount
RLF	$5.90	$5.11	-13.39%
RPF	$5.42	$4.67	-13.84%
RWF	$6.28	$5.59	-10.99%
RQI	$5.80	$5.33	-8.11%

RQI Common Shares have recently been trading at a narrower discount than Acquired Fund Common Shares. However, the trading discount for RQI Common Shares may change after the issuance of additional RQI Common Shares in the Mergers and the resulting increase in supply of RQI Common Shares in the market.

CAPITALIZATION

The following table sets forth the unaudited capitalization of each Fund as of December 31, 2008, and on a pro forma basis for the combined Fund as of that date as if all proposed Mergers had occurred on that date. The pro forma capitalization information is for informational purposes only. Because each Acquired Fund’s participation in a Merger is not contingent on the participation of the other Acquired Funds (except for the Merger of RWF with and into RQI, which is contingent on the Mergers of either RLF or RPF into RQI), many Fund combinations are possible. It is expected that the capitalization would be highest if all Funds approved and implemented the Mergers. No assurance can be given as to how many RQI Common Shares will be received by stockholders of the Acquired Funds on the Closing Date, and the information should not be relied upon to reflect the number of RQI Common Shares that actually will be received.

The following table sets out the effect of the proposed acquisition of assets at net asset value on a pro forma basis:

Pro Forma Combined Capitalization Table

As of December 31, 2008 (Unaudited)

	RLF	RPF	RWF	RQI	Pro Forma Adjustments	Pro Forma Combined Fund (RQI)
Total Net Assets	$142,808,708	$156,525,873	$77,742,824	$210,906,329	$(885,000)[1]	$587,098,734
Shares of Common Stock Outstanding	26,601,508	32,011,316	15,740,708	39,237,634	(4,200,901)[2]	109,390,265
Net Asset Value	$5.37	$4.89	$4.94	$5.38		$5.37

1.	Non-recurring estimated Merger expenses of approximately $885,000, of which $214,000 is attributable to RLF, $236,000 is attributable to RPF, $124,000 is attributable to RWF, and $311,000 is attributable to RQI.
2.	Reflects adjustment to the number of RQI Common Shares outstanding as a result of the Mergers.

For more information about the Funds’ capital stock, see “Description of the Funds’ Capital Stock.”

PORTFOLIO TRANSACTIONS

Subject to the supervision of the Directors, decisions to buy and sell securities for a Fund and negotiation of its brokerage commission rates are made by the Investment Manager and, as applicable, the Subadvisers. There is generally no stated commission in the case of securities traded in the over-the-counter market, but the price paid by the Funds usually includes an undisclosed dealer commission or markup. In certain instances, the Funds may make purchases of underwritten issues at prices which include underwriting fees.

In selecting a broker to execute each particular transaction, the Investment Manager and, as applicable, the Subadvisers, will take the following into consideration: the best net price available; the reliability, integrity and financial condition of the broker; the size and difficulty in executing the order; and the value of the expected contribution of the broker to the investment performance of the Fund on a continuing basis. Accordingly, the cost of the brokerage commissions to the Funds in any transaction may be greater than that available from other brokers if the difference is reasonably justified by other aspects of the portfolio execution services offered. Subject to such policies and procedures as the Directors may determine, the Investment Manager or a Subadviser shall not be deemed to have acted unlawfully or to have breached any duty solely by reason of its having caused a Fund to pay a broker that provides research services to the Investment Manager or the Subadvisers an amount of commission for effecting a portfolio investment transaction in excess of the amount of commission another broker would have charged for effecting that transaction, if the Investment Manager or a Subadviser determines in good faith that such amount of commission was reasonable in relation to the value of the research service provided by such broker viewed in terms of either that particular transaction or the Investment Manager’s or Subadvisers’ ongoing responsibilities with respect to the Fund. Research and investment information is provided by these and other brokers at no cost to the Investment Manager or Subadvisers and is available for the benefit of other accounts advised by the Investment Manager, the Subadvisers and their respective affiliates, and not all of the information will be used in connection with the Funds. This information may be useful in varying degrees and may tend to reduce the Investment Manager’s and Subadvisers’ expenses. The extent to which the Investment Manager or a Subadviser makes use of statistical, research and other services furnished by brokers is considered by the Investment Manager or Subadviser in the allocation of brokerage business, but there is no formula by which such business is allocated. The Investment Manager and Subadvisers do so in accordance with their judgment of the best interests of each Fund and its stockholders.

DIVIDENDS AND DISTRIBUTIONS

Distributions

Each Fund currently intends to make regular quarterly cash distributions to common stockholders based on the current and projected performance of the Fund. The tax treatment and characterization of a Fund’s distributions may vary significantly from time to time because of the varied nature of the Fund’s investments, and the ultimate tax characterization of a Fund’s distributions made in a taxable year cannot be determined finally until after the end of that taxable year.

Over time, each Fund will distribute all of its net investment income. In addition, at least annually, each Fund intends to distribute all of its net realized capital gains, if any, to stockholders. The net income of a Fund consists of all income accrued on portfolio assets less all expenses of the Fund. Expenses of each Fund are accrued each day. At times, the Fund may pay out less than all of its net investment income or pay out accumulated undistributed income, or return capital, in addition to current net investment income. The distributions paid by a Fund for any particular quarterly period may be more or less than the amount of net investment income actually earned by the Fund during the period. Undistributed net investment income will be added to a Fund’s net asset value and, correspondingly, distributions from undistributed net investment income will be deducted from the Fund’s net asset value. See “Taxation.”

Managed Distribution Policy

The Funds, the Investment Manager and all of the other closed-end funds managed by the Investment Manager have received exemptive relief from the SEC facilitating the implementation of a distribution policy that could include distribution of long-term capital gains more frequently than otherwise permitted under the 1940 Act (“Managed Distribution Policy”). Each Fund may, subject to the determination of its Board, implement a Managed Distribution Policy. Under a Managed Distribution Policy, if, for any distribution, net investment income and net realized capital gains were less than the amount of the distribution, the difference would be distributed from a Fund’s assets and would constitute a return of capital. The Fund’s final distribution for each calendar year would include any remaining net investment income and net realized capital gain undistributed during the year. In the event a Fund distributed in any calendar year amounts in excess of net investment income and net realized capital gain (such excess, the “Excess”), such distribution would decrease the Fund’s assets and, therefore, have the likely effect of increasing the Fund’s expense ratio. There is a risk that the Fund would not eventually realize capital gains in an amount corresponding to a distribution of the Excess. In addition, in order to make such distributions, the Fund may have to sell a portion of its investment portfolio at a time when independent investment judgment might not dictate such action.

A Managed Distribution Policy may require certain distributions that may be deemed a return of capital for tax purposes. For each taxable year, the Excess generally will be treated as a return of capital that is tax-free to the Fund’s common stockholders, up to the amount of the stockholder’s tax basis in the applicable common shares, with any amounts exceeding such basis treated as gain from the sale of such common shares. In certain instances, a Fund may make distributions exceeding net capital gains for that year (as reduced by capital loss carryforwards) but not exceeding current earnings and profits, in which case those distributions will be taxable as ordinary income even though the Fund could have retained those gains without paying a tax thereon.

There is no guarantee that the a Fund’s Board will determine to implement a Managed Distribution Policy. The Boards reserve the right to change the distribution policy from time to time.

A Managed Distribution Policy results in the payment of distributions in approximately the same amount or percentage to stockholders each quarter. If the source of the dividend or other distribution were the original capital contribution of the stockholder, and the payment amounted to a return of capital, a Fund would be required to provide written disclosure to that effect. Nevertheless, stockholders who periodically receive the payment of a dividend or other distribution may be under the impression that they are receiving net income or profits when they are not. Stockholders should read any written disclosure regarding dividends or other distributions carefully, and should not assume that the source of any distribution from their Fund is net income or profits.

Dividend Reinvestment Plans

Each Fund has a DRIP commonly referred to as an “opt-out” plan. Each common stockholder who participates in a DRIP has all distributions of dividends and capital gains (“Dividends”) automatically reinvested in additional common shares by The Bank of New York Mellon as agent (the “Plan Agent”). Stockholders who elect not to participate in the DRIP will receive all Dividends in cash paid by check mailed directly to the stockholder of record (or if the shares are held in street or other nominee name, then to the nominee) by the Plan Agent, as dividend disbursing agent. Stockholders whose common shares are held in the name of a broker or nominee should contact the broker or nominee to determine whether and how they may participate in the DRIP.

The Plan Agent serves as agent for the stockholders in administering the DRIPs. After a Fund declares a Dividend, the Plan Agent will, as agent for the stockholders, either: (i) receive the cash payment and use it to buy common shares in the open market, on the NYSE or elsewhere, for the participants’ accounts or (ii) distribute newly issued common shares of the Fund on behalf of the participants.

The Plan Agent will receive cash from a Fund with which to buy common shares in the open market if, on the Dividend payment date, the NAV per share exceeds the market price per share plus estimated brokerage commissions on that date. The Plan Agent will receive the Dividend in newly issued common shares of the Fund if, on the Dividend payment date, the market price per share plus estimated brokerage commissions equals or exceeds the NAV per share of the Fund on that date. The number of shares to be issued will be computed at a per share rate equal to the greater of (i) the NAV or (ii) 95% of the closing market price per share on the payment date.

If the market price per share is less than the NAV on a Dividend payment date, the Plan Agent will have until the last business day before the next ex-dividend date for the common stock, but in no event more than 30 days after the Dividend payment date (as the case may be, the “Purchase Period”), to invest the Dividend amount in shares acquired in open market purchases. If at the close of business on any day during the Purchase Period on which NAV is calculated the NAV on Dividend payment date equals or is less than the market price per share on such day plus estimated brokerage commissions, the Plan Agent will cease making open market purchases and the uninvested portion of such Dividends shall be filled through the issuance of new shares of common stock from the Fund at the price set forth in the immediately preceding paragraph.

Participants in a DRIP may withdraw from the DRIP upon notice to the Plan Agent. Such withdrawal will be effective immediately if received not less than ten days prior to a Dividend record date; otherwise, it will be effective for all subsequent Dividends. When a participant withdraws from the DRIP or upon termination of the DRIP as provided below, certificates for whole common shares credited to his or her account under the DRIP will be issued and a cash payment will be made for any fraction of a common share credited to such account. If any participant elects to have the Plan Agent sell all or part of his or her shares and remit the proceeds, the Plan Agent is authorized to deduct a $15.00 fee plus $0.10 per share brokerage commissions.

The Plan Agent’s fees for the handling of reinvestment of Dividends will be paid by the Funds. However, each participant will pay a pro rata share of brokerage commissions incurred with respect to the Plan Agent’s open market purchases in connection with the reinvestment of Dividends. The automatic reinvestment of Dividends will not relieve participants of any income tax that may be payable or required to be withheld on such Dividends.

Each Fund reserves the right to amend or terminate its DRIP. All correspondence concerning the DRIPs should be directed to the Plan Agent at 800-432-8224.

TAXATION

Set forth below is a discussion of certain U.S. federal income tax issues concerning the Funds and the purchase, ownership and disposition of shares in the Funds. This discussion does not purport to be complete or to deal with all aspects of federal income taxation that may be relevant to stockholders in light of their particular circumstances. This discussion is based upon present provisions of the Code, the regulations promulgated thereunder, and judicial and administrative ruling authorities, all of which are subject to change, which change may be retroactive. Prospective investors should consult their own tax advisors with regard to the federal tax consequences of the purchase, ownership, or disposition of shares in any of the Funds, as well as the tax consequences arising under the laws of any state, foreign country, or other taxing jurisdiction.

Taxation of the Funds

Each Fund has elected to be treated as a regulated investment company under the Code.

To qualify for the favorable U.S. federal income tax treatment generally accorded to a regulated investment company, each Fund must, among other things, (i) derive in each taxable year at least 90% of its gross income from: (a) dividends, interest, payments with respect to certain securities loans, and gains from the sale or other disposition of stock, securities or foreign currencies, or other income (including but not limited to gains from options, futures and forward contracts) derived with respect to its business of investing in such stock, securities or foreign currencies; and (b) net income derived from interests in certain publicly traded partnerships that are treated as partnerships for U.S. federal income tax purposes and that derive less than 90% of their gross income from the items described in (a) above (each a “Qualified Publicly Traded Partnership”); and (ii) diversify its holdings so that, at the end of each quarter of each taxable year; (a) at least 50% of the value of that Fund’s total assets is represented by (I) cash and cash items, U.S. government securities, the securities of other regulated investment companies and (II) other securities, with such other securities limited, in respect of any one issuer, to an amount not greater than 5% of the value of that Fund’s total assets and not more than 10% of the outstanding voting securities of such issuer and (b) not more than 25% of the value of that Fund’s total assets is invested in the securities (other than U.S. government securities and the securities of other regulated investment companies) of (I) any one issuer, (II) any two or more issuers that are controlled by that Fund and that are determined to be engaged in the same or similar trades or businesses or related trades or businesses or (III) any one or more Qualified Publicly Traded Partnerships.

As regulated investment companies, each Fund generally will not be subject to U.S. federal income tax on its investment company taxable income (which includes among other items, dividends, interest and net short-term capital gains in excess of net long-term capital losses, but which is determined, for this purpose, without regard to the deduction for dividend paid) and net capital gains (the excess of net long-term capital gains over net short-term capital losses), if any, that it distributes to stockholders, provided that it distributes at least 90% of its investment company taxable income for such taxable year. Each Fund intends to distribute to its stockholders, at least annually, substantially all of its investment company taxable income and net capital gains. Amounts not distributed on a timely basis in accordance with a calendar year distribution requirement, described below, are subject to a nondeductible 4% excise tax. To prevent imposition of the excise tax, each Fund must distribute during each calendar year an amount at least equal to the sum of (1) 98% of its ordinary income (not taking into account any capital gains or losses) for the calendar year, (2) 98% of its capital gains in excess of its capital losses (adjusted for certain ordinary losses) for the one-year period ending on October 31 or December 31, as elected by each Fund (except RWF), and (3) any ordinary income and capital gain net income for previous years that was not distributed during those years.

If for any taxable year a Fund does not qualify as a regulated investment company or satisfy the 90% distribution requirement, all of its taxable income (including its net capital gain) will be subject to U.S. federal income tax at regular corporate rates without any deduction for distributions to its stockholders, and such distributions will be taxable to its stockholders as ordinary dividends to the extent of that Fund’s current and accumulated earnings and profits.

Distributions

Dividends paid out of a Fund’s current and accumulated earnings and profits will, except in the case of distributions of qualified dividend income and capital gain dividends described below, be taxable to a U.S. stockholder as ordinary income to the extent of that Fund’s earnings and profits. For taxable years beginning on or before December 31, 2010, qualified dividend income received by individual stockholders is taxed at rates equivalent to long-term capital gain tax rates, which reach a maximum of 15%. Qualified dividend income generally includes dividends from domestic corporations and dividends from “qualified foreign corporations.” Dividends paid by U.S. REITs will not generally be eligible to qualify as qualified dividend income. A foreign corporation is a “qualified foreign corporation” if it is (1) incorporated in a possession of the United States or is eligible for benefits of a comprehensive income tax treaty with the United States that the United States Treasury Department determines is satisfactory for this purpose and that includes an exchange of information program or (2) any other foreign corporation with respect to any dividend paid by such corporation if the stock with respect to which such dividend is paid is readily tradable on an established securities market in the United States. A “qualified foreign corporation” does not include any foreign corporation, which for the taxable year of the corporation in which the dividend was paid, or the preceding taxable year, is a passive foreign investment company. Each Fund generally can pass the tax treatment of qualified dividend income it receives through to its stockholders. For a Fund to receive qualified dividend income, that Fund must meet certain holding period requirements for the stock on which the otherwise qualified dividend is paid. In addition, that Fund cannot be obligated to make payments (pursuant to a short sale or otherwise) with respect to substantially similar or related property. The same provisions, including the holding period requirements, apply to each stockholder’s investment in that Fund. The provisions of the Code applicable to qualified dividend income and the 15% maximum individual tax rate on long-term capital gains are currently effective through 2010. Thereafter, qualified dividend income will no longer be taxed at the rates applicable to long-term capital gains, and the maximum individual tax rate on long-term capital gains will increase to 20%, unless Congress enacts legislation providing otherwise. Because of the fact-specific nature of the inquiry, there can be no assurance as to what portion, if any, of a particular Fund’s distributions will be entitled to the lower tax rates that apply to qualified dividend income.

Distributions of net capital gain, if any, designated as capital gain dividends are taxable to a stockholder as long-term capital gains, regardless of how long the stockholder has held shares in any particular Fund. Long-term capital gain rates for individuals have been temporarily reduced to 15% (with lower rates for individuals in the 10% and 15% rate brackets) for taxable years beginning on or before December 31, 2010.

A distribution by a Fund will be treated as paid on December 31 of the current calendar year if it is declared by that Fund in October, November or December with a record date in such a month and paid by that Fund during January of the following calendar year. Such distributions will be taxable to stockholders of that Fund in the calendar year in which the distributions are declared, rather than the calendar year in which the distributions are received. To prevent application of the excise tax, each Fund intends to make its distributions in accordance with the calendar year distribution requirement.

A distribution of an amount in excess of a Fund’s current and accumulated earnings and profits will be treated by a stockholder of that Fund as a return of capital which is applied against and reduces the stockholder’s basis in his or her shares of that Fund. To the extent that the amount of any such distribution exceeds the stockholder’s basis in his or her shares in the relevant Fund, the excess will be treated by the stockholder as gain from a sale or exchange of the shares in that Fund.

Dividends designated by a Fund and received by corporate stockholders of that Fund will qualify for the DRD to the extent of the amount of DRD qualifying dividends received by that Fund from domestic corporations (other than REITs) for the taxable year. A dividend received by a Fund will not be treated as a DRD qualifying dividend (i) if the stock on which the dividend is paid is considered to be “debt-financed” (generally, acquired with borrowed funds), (ii) if that Fund fails to meet certain holding period requirements for the stock on which the dividend is paid or (iii) to the extent that the relevant Fund is under an obligation (pursuant to a short sale or otherwise) to make related payments with respect to positions in substantially similar or related property. Moreover, the DRD may be disallowed or reduced if the corporate stockholder fails to satisfy the foregoing requirements with respect to its shares of the relevant Fund or by application of the Code.

Distributions will be treated in the manner described above regardless of whether such distributions are paid in cash or invested in additional shares of a Fund through a DRIP or otherwise.

Each Fund may elect to retain its net capital gain or a portion thereof for investment and be taxed at corporate rates on the amount retained. In such case, the relevant Fund may designate its retained amount as undistributed capital gains in a notice to its stockholders who will be treated as if each received a distribution of his or her pro rata share of such gain, with the result that each stockholder will (i) be required to report his or her pro rata share of such gain on his or her tax return as long-term capital gain, (ii) receive a refundable tax credit for his or her pro rata share of tax paid by the relevant Fund on the gain and (iii) increase the tax basis for his or her shares by an amount equal to the deemed distribution less the tax credit.

Stockholders of each of the Funds will be notified annually as to the U.S. federal tax status of distributions.

Sale or Exchange of Fund Shares

Upon the sale or other disposition of shares of a Fund which a stockholder holds as a capital asset, including an exchange of shares in a Fund for shares of another Cohen & Steers fund, such stockholder may realize a capital gain or loss which will be long-term or short-term, depending upon the stockholder’s holding period for the shares. A stockholder who exchanges shares in a Fund for shares of another Cohen & Steers fund generally will have a tax basis in the newly-acquired fund shares equal to the amount invested in the newly-acquired fund and will begin a new holding period for federal income tax purposes.

Any loss realized on a sale or exchange will be disallowed to the extent the shares disposed of are replaced (including through reinvestment of dividends) with substantially similar shares within a period of 61 days beginning 30 days before and ending 30 days after disposition of the shares. In such a case, the basis of the shares acquired will be adjusted to reflect the disallowed loss. Any loss realized by a stockholder on a disposition of shares in a Fund held by the stockholder for six months or less will be treated as a long-term capital loss to the extent of any distributions of net capital gains received by the stockholder with respect to such shares.

If a stockholder recognizes a loss of $2 million or more with respect to shares of a Fund for an individual stockholder or $10 million or more for a corporate stockholder, the stockholder must file with the IRS a disclosure statement on Form 8886. Direct stockholders of portfolio securities are in many cases excepted from this reporting requirement, but under current guidance, stockholders of a regulated investment company are not excepted. The fact that a loss is reportable under these regulations does not affect the legal determination of whether the taxpayer’s treatment of the loss is proper. Stockholders should consult their tax advisors to determine the applicability of these regulations in light of their individual circumstances.

Nature of the Funds’ Investments

Certain investment practices of each of the Funds are subject to special and complex federal income tax provisions that may, among other things, (i) disallow, suspend or otherwise limit the allowance of certain losses or deductions, (ii) convert lower taxed long-term capital gain into higher taxed short-term capital gain or ordinary income, (iii) convert an ordinary loss or a deduction into a capital loss (the deductibility of which is more limited), (iv) cause one or more of the Funds to recognize income or gain without a corresponding receipt of cash, (v) adversely affect the time as to when a purchase or sale of stock or securities is deemed to occur, (vi) adversely alter the characterization of certain complex financial transactions and (vii) produce income that will not qualify as good income under the 90% annual gross income test described above. Each Fund will monitor its transactions and may make certain tax elections in order to mitigate the effect of these provisions.

Investments In REITs

Each Fund may invest in U.S. REITs that hold residual interests in real estate mortgage investment conduits (“REMICs”) or which are, or have certain wholly-owned subsidiaries that are “taxable mortgage pools.” Under a Notice issued by the IRS, the Code, and Treasury regulations to be issued, a portion of a Fund’s income from a U.S. REIT that is attributable to the REIT’s residual interest in a REMIC or, possibly, equity interests in a taxable mortgage pool (referred to in the Code as an “excess inclusion”) will be subject to federal income tax in all events. These regulations are also expected to provide that excess inclusion income of a regulated investment company, such as each Fund, will be allocated to stockholders of the regulated investment company in proportion to the dividends received by such stockholders, with the same consequences as if the stockholders held the related REMIC residual interest or, if applicable, taxable mortgage pool directly. In general, excess inclusion income allocated to stockholders (i) cannot be offset by net operating losses (subject to a limited exception for certain thrift institutions), (ii) will constitute unrelated business taxable income to entities (including a qualified pension plan, an individual retirement account, a 401(k) plan, a Keogh plan or other tax-exempt entity) subject to tax on unrelated business income, thereby potentially requiring such an entity that is allocated excess inclusion income, and otherwise might not be required to file a tax return, to file a tax return and pay tax on such income, and (iii) in the case of a foreign stockholder, will not qualify for any reduction in U.S. federal withholding tax. In addition, if at any time during any taxable year a “disqualified organization” (as defined in the Code) is a record holder of a share in a regulated investment company, then the regulated investment company will be subject to a tax equal to that portion of its excess inclusion income for the taxable year that is allocable to the disqualified organization, multiplied by the highest federal income tax rate imposed on corporations. The Notice imposes certain reporting requirements upon regulated investment companies that have excess inclusion income.

Investment in Foreign ( Non-U.S.) Securities

Investment income that may be received by a Fund from sources within foreign countries may be subject to foreign taxes withheld at the source. The United States has entered into tax treaties with many foreign countries, which entitle each Fund to a reduced rate of, or exemption from, taxes on such income. If more than 50% of the value of a Fund’s total assets at the close of the taxable year consists of stock or securities of foreign corporations, that Fund may elect to “pass through” to its stockholders the amount of foreign taxes paid by that Fund. If that Fund so elects, each stockholder would be required to include in gross income, even though not actually received, his or her pro rata share of the foreign taxes paid by that Fund, but would be treated as having paid his or her pro rata share of such foreign taxes and would therefore be allowed to either deduct such amount in computing taxable income or use such amount (subject to various Code limitations) as a foreign tax credit against federal income tax (but not both). For purposes of the foreign tax credit limitation rules of the Code, each stockholder would treat as foreign source income his or her pro rata share of such foreign taxes plus the portion of dividends received from the relevant Fund representing income derived from foreign sources. No deduction for foreign taxes could be claimed by an individual stockholder who does not itemize deductions. In certain circumstances, a stockholder that (i) has held shares of the relevant Fund for less than a specified minimum period during which it is not protected from risk of loss or (ii) is obligated to make payments related to the dividends will not be allowed a foreign tax credit for foreign taxes deemed imposed on dividends paid on such shares. Additionally, the relevant Fund must also meet this holding period requirement with respect to its foreign stocks and securities in order for “creditable” taxes to flow-through. Each stockholder should consult his or her own tax adviser regarding the potential application of foreign tax credits.

Passive Foreign Investment Companies

Each Fund may invest in shares of foreign corporations that may be classified under the Code as passive foreign investment companies (“PFICs”). In general, a foreign corporation is classified as a PFIC if at least one-half of the average value of its assets held during the taxable year constitute investment-type assets, or 75% or more of its gross income is investment-type income. If a Fund receives a so-called “excess distribution” with respect to PFIC stock, that Fund itself may be subject to a tax on a portion of the excess distribution, whether or not the corresponding income is distributed by that Fund to stockholders. In general, under the PFIC rules, an excess distribution is treated as having been realized ratably over the period during which the relevant Fund held the PFIC shares. A Fund will itself be subject to tax on the portion, if any, of an excess distribution that is so allocated to prior taxable years of that Fund and an interest factor will be added to the tax, as if the tax had been payable in such prior taxable years. Certain distributions from a PFIC as well as gain from the sale of PFIC shares are treated as excess distributions. Excess distributions are characterized as ordinary income even though, absent application of the PFIC rules, certain excess distributions might have been classified as capital gain.

Each Fund may be eligible to elect alternative tax treatment with respect to its PFIC shares. Under an election that currently is available in some circumstances, the Fund would be required to include in its gross income its share of the earnings of a PFIC on a current basis, regardless of whether distributions were received from the PFIC in a given year. If this election were made, the special rules, discussed above, relating to the taxation of excess distributions, would not apply. In addition, another election would involve marking to market the electing Fund’s PFIC shares at the end of each taxable year, with the result that unrealized gains would be treated as though they were realized and reported as ordinary income. Any mark-to-market losses and any loss from an actual disposition of PFIC shares would be deductible as ordinary losses to the extent of any net mark-to-market gains included in income in prior years by the relevant Fund.

Under either election, a Fund might be required to recognize in a year income in excess of its distributions from PFICs and its proceeds from dispositions of PFIC stock during that year, and such income would nevertheless be included in determining the amount of income which that Fund must distribute to maintain its status as a regulated investment company and to avoid the payment of federal income tax and the 4% excise tax.

Dividends from a PFIC and certain other foreign corporations are not eligible for treatment as “qualified dividend income.” See “Distributions” above for a discussion regarding the taxation of qualified dividend income.

Certain other “anti-deferral” rules could apply to a Fund and its stockholders to the extent that Fund owns 10% or more of the voting powers of the voting stock of a “controlled foreign corporation.”

Foreign Currency Transactions

Under Section 988 of the Code, gains or losses attributable to fluctuations in exchange rates between the time a Fund accrues income or receivables or expenses or other liabilities denominated in a foreign currency and the time that Fund actually collects such income or receivables or pays such liabilities are generally treated as ordinary income or loss. Similarly, gains or losses on foreign currency forward contracts and the disposition of debt securities denominated in a foreign currency, to the extent attributable to fluctuations in exchange rates between the acquisition and disposition dates, are also treated as ordinary income or loss.

Options And Hedging Transactions

The taxation of equity options and OTC options on debt securities is governed by Section 1234 of the Code. Pursuant to Section 1234 of the Code, the premium received by a Fund for selling a put or call option is not included in income at the time of receipt. If the option expires, the premium is short-term capital gain to that Fund. If a Fund enters into a closing transaction, the difference between the premium received and the amount paid to close out its position is short-term capital gain or loss. If a call option written by a Fund is exercised, thereby requiring that Fund to sell the underlying security, the premium will increase the amount realized upon the sale of such security, and any resulting gain or loss will be capital gain or loss and will be long-term or short-term depending upon the holding period of the security. With respect to a put or call option that is purchased by a Fund, if the option is sold, any resulting gain or loss will be a capital gain or loss, and will be long-term or short-term, depending upon the holding period of the option. If the option expires, the resulting loss is a capital loss and is long-term or short-term depending upon the holding period of the option. If the option is exercised, the cost of the option, in the case of a call option, is added to the basis of the purchased security and, in the case of a put option, reduces the amount realized on the underlying security in determining gain or loss.

Certain options, futures contracts and forward contracts in which a Fund may invest may be “Section 1256 contracts” governed by Section 1256 of the Code. Gains or losses on Section 1256 contracts generally are considered 60% long-term and 40% short-term capital gains or losses; however, foreign currency gains or losses (as discussed below) arising from certain Section 1256 contracts may be treated as ordinary income or loss. Also, Section 1256 contracts held by a Fund at the end of each taxable year (and, generally, for purposes of the 4% excise tax, on October 31 or December 31, as elected by the Fund) are “marked-to- market” (that is, treated as sold at fair market value), resulting in unrealized gains or losses being treated as though they were realized.

Generally, the hedging transactions undertaken by a Fund may result in “straddles” for U.S. federal income tax purposes. The straddle rules may affect the character of gains (or losses) realized by a Fund. In addition, losses realized by a Fund on positions that are part of a straddle may be deferred under the straddle rules, rather than being taken into account in calculating the taxable income for the taxable year in which the losses are realized. Because only a few regulations implementing the straddle rules have been promulgated, the tax consequences to a Fund of engaging in hedging transactions are not entirely clear. Hedging transactions may increase the amount of short-term capital gain realized by a Fund which is taxed as ordinary income when distributed to stockholders.

Each Fund may make one or more of the elections available under the Code which are applicable to straddles. If a Fund makes any of the elections, the amount, character and timing of the recognition of gains or losses from the affected straddle positions will be determined under rules that vary according to the election(s)

made. The rules applicable under certain of the elections may operate to accelerate the recognition of gains or losses from the affected straddle positions.

Because the straddle rules may affect the character of gains or losses, defer losses and/or accelerate the recognition of gains or losses from the affected straddle positions, the amount which may be distributed to stockholders of a Fund, and which will be taxed to them as ordinary income or long-term capital gain, may be increased or decreased as compared to a fund that did not engage in such hedging transactions.

Notwithstanding any of the foregoing, a Fund may recognize gain (but not loss) from a constructive sale of certain “appreciated financial positions” if that Fund enters into a short sale, offsetting notional principal contract, or futures or forward contract transaction with respect to the appreciated position or substantially identical property. Appreciated financial positions subject to this constructive sale treatment are interests (including options, futures and forward contracts and short sales) in stock, partnership interests, certain actively traded trust instruments and certain debt instruments. Constructive sale treatment does not apply to certain transactions closed prior to the end of the 30th day after the close of the taxable year, if certain conditions are met.

Market Discount Bonds

Gains derived by a Fund from the disposition of any market discount bonds (e.g., bonds purchased other than at original issue, where the face value of the bonds exceeds their purchase price) held by that Fund will be taxed as ordinary income to the extent of the accrued market discount of the bonds, unless that Fund elects to include the market discount in income as it accrues.

Original Issue Discount Securities

Investments by a Fund in zero coupon or other discount securities will result in income to that Fund generally equal to a portion of the excess of the face value of the securities over their issue price (the “original issue discount”) each year that the securities are held, even though that Fund receives no cash interest payments. This income is included in determining the amount of income which that Fund must distribute to maintain its status as a regulated investment company and to avoid the payment of federal income tax and the 4% excise tax. In addition, if a Fund invests in certain high yield original issue discount securities issued by corporations, a portion of the original issue discount accruing on any such obligation may be eligible for the deduction for dividends received by corporations. In such event, dividends of investment company taxable income received from the relevant Fund by its corporate stockholders, to the extent attributable to such portion of accrued original issue discount, may be eligible for this deduction for dividends received by corporations if so designated by that Fund in a written notice to stockholders. Because such income may not be matched by a corresponding cash distribution to that Fund, that Fund may be required to borrow money or dispose of other securities to be able to make distributions to its stockholders.

Investments in Securities of Uncertain Tax Character

Each Fund may invest in preferred securities or other securities the U.S. federal income tax treatment of which may not be clear or may be subject to recharacterization by the IRS. To the extent the tax treatment of such securities or the income from such securities differs from the tax treatment expected by the particular Fund, it could affect the timing or character of income recognized by that Fund, requiring that Fund to purchase or sell securities, or otherwise change its portfolio, in order to comply with the tax rules applicable to regulated investment companies under the Code.

Backup Withholding

Each Fund may be required to withhold U.S. federal income tax on certain distributions payable to its stockholders who fail to provide it with their correct taxpayer identification number or to make required certifications, or who have been notified by the IRS that they are subject to backup withholding. Corporate stockholders and certain other stockholders specified in the Code generally are exempt from such backup withholding. Backup withholding is not an additional tax. Any amounts withheld may be credited against the stockholder’s U.S. federal income tax liability.

Foreign Stockholders

U.S. taxation of income from a Fund to a stockholder who, as to the United States, is a nonresident alien individual, a foreign trust or estate, a foreign corporation or foreign partnership (“foreign stockholder”) depends on whether the income of that Fund is “effectively connected” with a U.S. trade or business carried on by the stockholder.

Income Not Effectively Connected

If the income from a Fund is not “effectively connected” with a U.S. trade or business carried on by the foreign stockholder, distributions of investment company taxable income will generally be subject to a U.S. tax of 30% (or lower treaty rate, except in the case of any excess inclusion income allocated to the stockholder (see “Taxation—Investments In REITs,” above)), which tax is generally withheld from such distributions. Notwithstanding the foregoing, U.S. source withholding taxes are not currently imposed on dividends paid by a regulated investment company to the extent the dividends are designated as “interest-related dividends” or “short-term capital gain dividends.” Under this exemption, interest-related dividends and short-term capital gain dividends generally represent distributions of U.S. source interest or short-term capital gains that would not have been subject to U.S. withholding tax at the source if they had been received directly by a foreign person, and that satisfy certain other requirements. However, this exemption only applies to dividends with respect to taxable years of regulated investment companies beginning after December 31, 2004 and before January 1, 2010.

Capital gain dividends and any amounts retained by the Fund which are designated as undistributed capital gains will not be subject to U.S. tax at the rate of 30% (or lower treaty rate) unless the foreign stockholder is a nonresident alien individual and is physically present in the United States for more than 182 days during the taxable year and meets certain other requirements. However, this 30% tax on capital gains of nonresident alien individuals who are physically present in the United States for more than the 182-day period only applies in exceptional cases because any individual present in the United States for more than 182 days during the taxable year is generally treated as a resident for U.S. income tax purposes; in that case, he or she would be subject to U.S. income tax on his or her worldwide income at the graduated rates applicable to U.S. citizens, rather than the 30% U.S. withholding tax. In the case of a foreign stockholder who is a nonresident alien individual, the Fund may be required to withhold U.S. income tax on distributions of net capital gains unless the foreign stockholder certifies his or her non-U.S. status under penalties of perjury or otherwise establishes an exemption (generally by providing an Internal Revenue Service Form W-8BEN).

If a Fund is a “U.S. real property holding corporation” (as such term as defined in the Code), or would be but for the operation of certain exclusions, distributions by that Fund attributable to gains from U.S. real property interests, including certain U.S. real property holding corporations (which may include gain on the sale of shares in certain “non-domestically controlled” REITs and certain capital gain dividends from REITs) will generally cause the foreign stockholder to be treated as recognizing such gain as income effectively connected to a trade or business within the United States. Foreign stockholders would thus generally be taxed at the same rates applicable to U.S. stockholders, subject to a special alternative minimum tax in the case of nonresident alien individuals. Also, such gain may be subject to a 30% branch profits tax in the hands of a foreign stockholder that is a corporation. Such distributions will be subject to U.S. withholding tax and will generally give rise to an obligation on the part of the foreign stockholder to file a U.S. federal income tax return. The treatment of distributions by a Fund attributable to gains from U.S. real property interests described above does not apply if the foreign stockholder-recipient has not owned more than 5% of the class of stock of the Fund in respect of which the distributions were made at any time during the one-year period ending on the date of the distribution.

In that case, the distribution generally is treated as an ordinary dividend subject to U.S. withholding tax at the rate of 30% (or lower treaty rate). The rules of taxation described in this paragraph generally will not apply after December 31, 2009, provided, however, that such rules will continue to apply after December 31, 2009 in respect of distributions by a regulated investment company that is a U.S. real property holding corporation or would be so treated for this purpose to the extent such distributions are attributable to certain capital gain dividends from REITs. Investors are advised to consult their own tax advisers with respect to the application to their own circumstances of the above-described general taxation rules and with respect to the state, local, foreign and other tax consequences to them of an investment in any of the Funds.

Any gain that a foreign stockholder realizes upon the sale or exchange of such stockholder’s shares of a Fund will ordinarily be exempt from U.S. tax unless (i) in the case of a stockholder that is a nonresident alien individual, the gain is U.S. source income and such stockholder is physically present in the United States for more than 182 days during the taxable year and meets certain other requirements, or (ii) except where the regulated investment company is 50% or more owned by U.S. persons and the disposition occurs before January 1, 2010, at any time during the shorter of the period during which the foreign stockholder held shares of the Fund and the five-year period ending on the date of the disposition of those shares, the Fund was a “U.S. real property holding corporation” and the foreign stockholder actually or constructively held more than 5% of the shares of the Fund. In the latter event, the gain would be taxed in the same manner as for a U.S. stockholder, as discussed above. A corporation is a “U.S. real property holding corporation” if the fair market value of its U.S. real property interests equals or exceeds 50% of the fair market value of such interests plus its interests in real property located outside the United States plus any other assets used or held for use in a business. In the case of a Fund, U.S. real property interests include interests in stock in U.S. real property holding corporations (other than stock of a REIT and, prior to January 1, 2010, certain regulated investment companies, controlled by U.S. persons and holdings of 5% or less in the stock of publicly traded U.S. real property holding corporations) and certain participating debt securities.

Foreign stockholders that engage in certain “wash sale” and/or substitute dividend payment transactions the effect of which is to avoid the receipt of distributions from a Fund that would be treated as gain effectively connected with a United States trade or business will be treated as having received such distributions. The stockholders of each Fund should consult their tax advisors regarding the application of the foregoing rule.

Income Effectively Connected

If the income from a Fund is “effectively connected” with a U.S. trade or business carried on by a foreign stockholder, then distributions of investment company taxable income and capital gain dividends, any amounts retained by that Fund which are designated as undistributed capital gains and any gains realized upon the sale or exchange of shares of that Fund will be subject to U.S. income tax at the graduated rates applicable to U.S. citizens, residents and domestic corporations. Foreign corporate stockholders may also be subject to the branch profits tax imposed by the Code.

The tax consequences to a foreign stockholder entitled to claim the benefits of an applicable tax treaty may differ from those described herein.

Foreign stockholders are advised to consult their own tax advisors with respect to the particular tax consequences to them of an investment in a Fund.

Other Taxation

Each Fund’s stockholders may be subject to state, local and foreign taxes on distributions from their Funds. Stockholders are advised to consult their own tax advisors with respect to the particular tax consequences to them of an investment in a Fund.

NET ASSET VALUE

Each Fund determines the NAV of its shares daily, as of the close of trading on the NYSE (currently 4:00 p.m., Eastern time). NAV is computed by dividing the value of all assets of the Fund (including accrued interest and dividends), less all liabilities (including accrued expenses and dividends declared but unpaid), by the total number of shares outstanding. Any swap transaction that a Fund enters into may, depending on the applicable interest rate environment, have a positive or negative value for purposes of calculating NAV. In addition, accrued payments to a Fund under such transactions will be assets of the Fund, and accrued payments by a Fund will be liabilities of the Fund.

Investments in securities that are listed on the NYSE are valued, except as indicated below, at the last sale price reflected at the close of the NYSE on the business day as of which such value is being determined. If there has been no sale on such day, the securities are valued at the mean of the closing bid and asked prices for the day or, if no asked price is available, at the bid price. Exchange-traded options are valued at their last sale price as of the close of options trading on applicable exchanges. In the absence of a last sale, options are valued at the average of the quoted bid and asked prices as of the close of business. Over-the-counter options quotations are provided by the respective counterparty.

Securities not listed on the NYSE but listed on other domestic or foreign securities exchanges or admitted to trading on The Nasdaq Stock Market (“NASDAQ”) are valued in a similar manner. Securities traded on more than one securities exchange are valued at the last sale price on the business day as of which such value is being determined as reflected on the tape at the close of the exchange representing the principal market for such securities. Readily marketable securities traded in the over-the-counter market, including listed securities whose primary market is believed by the Investment Manager to be over-the-counter are valued at the official closing prices as reported by NASDAQ, the Pink Sheets, or such other comparable sources as a Fund’s Board deems appropriate to reflect their fair market value. If there has been no sale on such day, the securities are valued at the mean of the closing bid and asked prices for the day, or if no asked price is available, at the bid price. However, certain fixed-income securities may be valued on the basis of prices provided by a pricing service when such prices are believed by the Board to reflect the fair market value of such securities. Where securities are traded on more than one exchange and also over-the-counter, the securities will generally be valued using the quotations the Board believes most closely reflect the value of such securities. Portfolio securities primarily traded on foreign markets are generally valued at the closing values of such securities on their respective exchanges or if after the close of the foreign markets, but prior to the close of business on the day the securities are being valued, market conditions change significantly, certain foreign securities may be fair valued pursuant to procedures established by the Board.

Securities for which market prices are unavailable, or securities for which the Investment Manager determines that bid and/or asked price does not reflect market value, will be valued at fair value pursuant to procedures approved by the Boards. Circumstances in which market prices may be unavailable include, but are not limited to, when trading in a security is suspended, the exchange on which the security is traded is subject to an unscheduled close or disruption or material events occur after the close of the exchange on which the security is principally traded. In these circumstances, the Funds determine fair value in a manner that fairly reflects the market value of the security on the valuation date based on consideration of any information or factors they deem appropriate. These may include recent transactions in comparable securities, information relating to the specific security and developments in the markets. A Fund’s use of fair value pricing may cause the net asset value of Fund shares to differ from the net asset value that would be calculated using market quotations. Fair value pricing involves subjective judgments and it is possible that the fair value determined for a security may be materially different than the value that could be realized upon the sale of that security.

Short-term debt securities, which have a maturity date of 60 days or less, are valued at amortized cost, which approximates value.

DESCRIPTION OF THE FUNDS’ CAPITAL STOCK

The following table presents the number of shares of (i) capital stock, par value $0.001 per share, authorized by each Fund, and (ii) capital stock outstanding for each Fund as of July 30, 2009:

Fund	Amount Authorized	Amount Outstanding as of July 30, 2009
RLF	100,000,000	26,601,508
RPF	100,000,000	32,011,316
RWF	100,000,000	15,740,708
RQI	100,000,000	39,237,634

As of July 30, 2009, all of the Funds’ outstanding capital stock consisted entirely of common stock. The Funds’ Boards intend to reclassify all of the Funds’ redeemed AMPS as authorized, but unissued shares of common stock prior to the Closing Date. Additional information about each Fund’s shares of common stock appears below in this section.

Common Shares

There are no material differences among the rights of the Funds’ common stockholders. Each Fund is authorized to issue up to 100,000,000 shares of capital stock pursuant to its charter, all of which will be classified as common stock prior to the consummation of the Mergers. RQI’s stockholders are being asked to approve an increase in the number of shares of capital stock authorized under its charter from 100 million to 300 million. Please see Proposal 2 for additional information.

The outstanding RQI Common Shares are, and the RQI Common Shares to be issued in the Mergers will be, when issued, fully paid and nonassessable. All RQI Common Shares are equal as to dividends, distributions and voting privileges. There are no conversion, preemptive or other subscription rights. In the event of liquidation, each RQI Common Share is entitled to its proportion of RQI’s assets after debts and expenses. There are no cumulative voting rights for the election of Directors.

The outstanding Acquired Fund Common Shares are fully paid and nonassessable. All Acquired Fund Common Shares are equal as to dividends, distribution and voting privileges. There are no conversion, preemptive or other subscription rights. In the event of liquidation, each Acquired Fund Common Share is entitled to its proportion of the assets of the corresponding Acquired Fund after debts and expenses. There are no cumulative voting rights for the election of Directors.

None of the Funds have a present intention of offering additional common shares to the public except to the extent that RQI intends to issue new RQI Common Shares to holders of Acquired Fund Common Shares in the Mergers. Other offerings of a Fund’s common shares, if made, will require approval of that Fund’s Board. Any additional offering will be subject to the requirements of the 1940 Act that shares of common stock may not be sold at a price below the then current net asset value (exclusive of underwriting discounts and commissions) except in connection with an offering to existing stockholders or with the consent of a majority of the outstanding shares of common stock.

Special Voting Provisions

Each Fund has provisions in its Articles of Incorporation and By-Laws that could have the effect of limiting the ability of other entities or persons to acquire control of the Fund, to cause it to engage in certain transactions or to modify its structure. Each Fund’s Board is divided into three classes, having terms of three years each. At the annual meeting of stockholders in each year, the term of one class will expire and Directors will be elected to serve in that class for terms of three years. This provision could delay for up to two years the replacement of a majority of the Board. A Director may be removed from office only for cause and only by a vote of the holders of at least 75% of the outstanding shares of the Fund entitled to vote on the matter.

The affirmative vote of at least 75% of the entire Board is required to authorize the conversion of a Fund from a closed-end to an open-end fund. Such conversion also requires the affirmative vote of the holders of at least 75% of the votes entitled to be cast thereon by the common stockholders unless it is approved by a vote of at least 75% of the Continuing Directors (as defined below), in which event such conversion requires the approval of the holders of a majority of the votes entitled to be cast thereon by the stockholders of the Fund.

A “Continuing Director” is any member of the Board of a Fund who (i) is not a person or affiliate of a person who enters or proposes to enter into a Business Combination (as defined below) with the Fund (an “Interested Party”) and (ii) who has been a member of the Board of the Fund for a period of at least 12 months, or has been a member of the Board since the Fund’s initial public offering of common shares, or is a successor of a Continuing Director who is unaffiliated with an Interested Party and is recommended to succeed a Continuing Director by a majority of the Continuing Directors then on the Board of the Fund. The affirmative vote of at least 75% of the votes entitled to be cast thereon by stockholders of a Fund will be required to amend the Articles of Incorporation to change any of the provisions in this paragraph and the preceding paragraph.

The affirmative votes of at least 75% of the entire Board and the holders of at least (i) 80% of the votes entitled to be cast thereon by the stockholders of a Fund and (ii) in the case of a Business Combination (as defined below), 66 2/3% of the votes entitled to be cast thereon by the stockholders of the Fund other than votes held by an Interested Party who is (or whose affiliate is) a party to a Business Combination or an affiliate or associate of the Interested Party, are required to authorize any of the following transactions:

(i) merger, consolidation or statutory share exchange of the Fund with or into any other entity;

(ii) issuance or transfer by the Fund (in one or a series of transactions in any 12-month period) of any securities of the Fund to any person or entity for cash, securities or other property (or combination thereof) having an aggregate fair market value of $1,000,000 or more, excluding (a) issuances or transfers of debt securities of the Fund, (b) sales of securities of the Fund in connection with a public offering, (c) issuances of securities of the Fund pursuant to a dividend reinvestment plan adopted by the Fund, (d) issuances of securities of the Fund upon the exercise of any stock subscription rights distributed by the Fund and (e) portfolio transactions effected by the Fund in the ordinary course of business;

(iii) sale, lease, exchange, mortgage, pledge, transfer or other disposition by the Fund (in one or a series of transactions in any 12 month period) to or with any person or entity of any assets of the Fund having an aggregate fair market value of $1,000,000 or more except for portfolio transactions (including pledges of portfolio securities in connection with borrowings) effected by the Fund in the ordinary course of its business (transactions within clauses (i) and (ii) above and this clause (iii) being known individually as a “Business Combination”);

(iv) any voluntary liquidation or dissolution of the Fund or an amendment to the Fund’s Articles of Incorporation to terminate the Fund’s existence; or

(v) any stockholder proposal as to specific investment decisions made or to be made with respect to the Fund’s assets as to which stockholder approval is required under federal or Maryland law.

However, the stockholder vote described above will not be required with respect to the foregoing transactions (other than those set forth in (v) above) if they are approved by a vote of at least 75% of the Continuing Directors (as defined above). In that case, if Maryland law requires stockholder approval, the affirmative vote of a majority of votes entitled to be cast thereon shall be required and if Maryland law does not require stockholder approval, no stockholder approval will be required unless otherwise provided in the 1940 Act.

In accordance with each Fund’s By-Laws and elections made by each Fund under Section 3-804(b) and (c) of the MGCL, the number of Directors of the Fund may be fixed only by vote of the Directors, and any vacancy on the Board may be filled only by vote of a majority of the remaining Directors in office, even if the remaining Directors do not constitute a quorum. A Director elected to fill a vacancy shall hold office for the remainder of the full term of the class of Directors in which the vacancy occurred and until a successor is elected and qualified.

The Board of each Fund has determined that the foregoing voting requirements, which are generally greater than the minimum requirements under Maryland law and the 1940 Act, are in the best interest of the Fund’s stockholders generally.

Each Fund’s By-Laws require that stockholders wishing to propose matters, including nominees for election as Directors, to be acted upon at an annual meeting of stockholders must give the Fund advance notice of such proposals not earlier than the 150th day nor later than the 120th day prior to the anniversary of the notice for the preceding year’s annual meeting. Special meetings may be called by the Fund’s Board (or certain officers) or at the request of stockholders entitled to cast not less than a majority of all the votes entitled to be cast at such meeting. The only business which may be transacted at a special meeting shall be the business specified in the Fund’s notice of meeting. If the purpose of a special meeting is to elect Directors, notice of nominations of candidates by stockholders must be received by the Fund not earlier than the 120th day before the meeting and before the later of the 90th day prior to the meeting or the 10th day following announcement of the meeting.

Reference is made to the Articles of Incorporation and By-Laws of each Fund, on file with the SEC, for the full text of these provisions. These provisions could have the effect of depriving stockholders of an opportunity to sell their shares at a premium over prevailing market prices by discouraging a third party from seeking to obtain control of the Fund in a tender offer or similar transaction. On the other hand, these provisions may require persons seeking control of a Fund to negotiate with its management regarding the price to be paid for the shares required to obtain such control, they promote continuity and stability and they enhance the Fund’s ability to pursue long-term strategies that are consistent with its investment objectives.

The Board of Directors of each Fund, including the Independent Directors,

recommends that you vote “FOR” this Proposal 1.

PROPOSAL 2

TO APPROVE AN AMENDMENT TO RQI’S CHARTER TO INCREASE THE NUMBER OF

AUTHORIZED SHARES OF RQI’S CAPITAL STOCK

In connection with the consummation of the proposed Mergers described in Proposal 1, RQI will issue additional RQI Common Shares in exchange for Acquired Fund Common Shares and list such shares on the NYSE. The aggregate net asset value of RQI Common Shares received in the Mergers will equal the aggregate net asset value of the Acquired Fund Common Shares held immediately prior to the Mergers. The Mergers will result in no dilution of net asset value of the RQI Common Shares, other than to reflect the costs of the Mergers. No gain or loss will be recognized by RQI or its stockholders in connection with the Mergers. RQI will continue to operate as a registered closed-end investment company with the investment objectives and policies described in this Proxy/Prospectus (subject to any changes approved by RQI stockholders in Proposal 3, which are not expected to have a current impact on RQI’s investment operations).

As noted under “Description of the Funds’ Capital Stock” in Proposal 1, RQI has 100 million shares of capital stock authorized, of which 39,237,634 were outstanding as of July 30, 2009. In order to consummate all of the Mergers, RQI will need additional RQI Common Shares authorized, as the aggregate number of Acquired Fund Common Shares exceeds 60,762,366. The Fund’s Articles of Incorporation, as amended and supplemented (the “Charter”), does not provide the Board with the ability to increase or decrease the aggregate number of shares of stock that the Fund has authority to issue, without approval of the Fund’s stockholders. As such, under Maryland law, stockholders of RQI are being asked to approve an amendment to RQI’s Charter increasing the number of shares of capital stock RQI has authority to issue from 100 million to 300 million. The Board of RQI has adopted a resolution declaring that the amendment is advisable and recommending its approval by RQI’s stockholders. The amendment requires approval by the affirmative vote of a majority of the outstanding RQI Common Shares. This increase should provide a sufficient number of shares of authorized stock for RQI to issue in the Mergers and list with the NYSE, and to issue in connection with the Fund’s DRIP and any potential future fund mergers or other corporate action to avoid the need for subsequent stockholder action.

Increasing the number of shares of authorized capital stock of RQI would permit RQI’s Board to authorize future corporate actions, such as additional mergers and secondary offerings, including rights offerings or continuous offerings, of RQI Common Shares. Certain of these actions could result in the dilution of the value of a stockholder’s RQI Common Shares. However, the Board of RQI would not authorize any such action unless, after consideration, the Board determined such action to be in the best interests of RQI and its stockholders.

RQI’s Charter authorizes the Board to classify, reclassify, and designate as to series or class any unissued shares of stock of RQI by setting, changing or terminating the preferences, conversion or other rights, voting powers, restrictions, limitations as to dividends, qualifications or terms and conditions of or rights to require redemption of the stock, and otherwise in any manner and to the extent now or hereafter permitted by the MGCL. Thus, the Board could authorize the issuance of preferred stock with terms and conditions that could have the effect of delaying, deferring or preventing a transaction or a change in control that might involve a premium price for holders of RQI Common Shares or otherwise be in their best interest. RQI has no current intention to issue preferred stock.

If this Proposal 2 is not approved, but the proposals approving the Mergers are approved, RQI will not have sufficient authorized but unissued capital stock to issue to all of the Acquired Funds’ stockholders and will not be able to consummate all of the Mergers. Should this occur, the Funds’ Boards reserve the right to consummate the Mergers of only one or two Acquired Funds with and into RQI and will promptly publicly announce prior to the Closing Date which Mergers will be consummated. In addition, if this Proposal 2 is not approved but certain Mergers proceed, in the future RQI may not have a sufficient amount of authorized stock remaining to continue to issue to stockholders of the combined Fund in connection with RQI’s DRIP.

In connection with the Mergers, and as contemplated by each Agreement and Plan of Merger, RQI will issue additional RQI Common Shares and list such shares on the NYSE. Applicable NYSE rules require the stockholders of RQI to approve the authorization of the additional RQI Common Shares to be issued in connection with the Mergers. Approval of Proposal 2—to approve the amendment to RQI’s Charter—will be deemed an approval of the issuance of additional RQI Common Shares for NYSE purposes.

Approval of this proposed charter amendment is necessary in order to consummate all three Mergers described above under Proposal 1.

The Board of Directors of RQI, including the Independent Directors, recommends that you vote “FOR” this Proposal 2.

PROPOSAL 3

TO APPROVE CERTAIN FUNDAMENTAL POLICY CHANGES FOR RQI

RQI, like all investment companies registered under the 1940 Act, is required by law to have policies governing certain of the Fund’s investment practices that may only be changed with stockholder approval. These policies are referred to as “fundamental.” Certain of the Fund’s current fundamental policies, which have not been changed since the Fund’s inception, are more restrictive than required by law.

The Board has reviewed RQI’s current fundamental policies and has concluded that certain policies should be converted from fundamental to non-fundamental policies. At the Meeting, RQI’s stockholders will be asked to approve the conversion of three fundamental policies into non-fundamental policies. The revised policies could provide the Investment Manager with the flexibility to manage the Fund more effectively in the future and to respond to changing markets, new investment opportunities and future changes in applicable law. Approval of the revised fundamental policies will have no effect on the Fund’s management unless the Board, in the future, determines to approve a further change in one or more of these policies.

The Board recommends that RQI’s stockholders vote to convert the Fund’s fundamental policies as discussed below. Each proposal sets out the policy that will apply to the Fund if stockholders approve the policy in that proposal.

Stockholders will be asked to vote separately on each revised policy for the Fund. No proposal to convert any fundamental policy is contingent upon the approval of any other such proposal. As a result, it may be the case that certain of the Fund’s fundamental policies will be converted as proposed, and others will not. If any proposal is not approved for the Fund, the Fund’s existing fundamental policy will remain in effect.

To the extent they are approved, the revised policies will take effect the next business day following the Meeting.

Proposal 3A: Convert the Fund’s investment restriction on investing in debt securities issued or guaranteed by real estate companies

The Fund currently has a fundamental investment restriction that limits its investment in debt securities issued or guaranteed by real estate companies, as follows:

The Fund may invest up to 10% of its total assets in debt securities issued or guaranteed by real estate companies.

If this Proposal is approved, this restriction will become a non-fundamental investment restriction that may be changed or eliminated by the Board, without further stockholder approval.

The 1940 Act does not require that the Fund have a fundamental policy relating to investments in debt securities, including those issued or guaranteed by real estate companies. The Fund believes that this fundamental policy is unnecessary and may be unduly restrictive. The Fund is not proposing to change its underlying policy on investing in debt securities issued or guaranteed by real estate companies, but seeks the flexibility to be able to do so in the future, upon approval by the Board.

The Board of Directors of RQI, including the Independent Directors, recommends that you vote “FOR” this Proposal 3A.

Proposal 3B: Convert the Fund’s investment restriction on investing in preferred stock or debt securities rated below investment grade or unrated securities of comparable quality

The Fund currently has a fundamental investment restriction that limits its investment in preferred stock or debt securities rated below investment grade or unrated securities of comparable quality, as follows:

The Fund may not purchase preferred stock and debt securities rated below investment grade and unrated securities of comparable quality, if, as a result, more than 20% of the Fund’s total assets would then be invested in such securities.

If this Proposal is approved, this restriction will become a non-fundamental investment restriction that may be changed or eliminated by the Board, without further stockholder approval.

The 1940 Act does not require that the Fund have a fundamental policy relating to investments in preferred stock or debt securities, including those rated below investment grade or unrated securities of comparable quality. The Fund believes that this fundamental policy is unnecessary and may be unduly restrictive. The Fund is not proposing to change its underlying policy on investing in preferred stock or debt securities, including those rated below investment grade or unrated securities of comparable quality, but seeks the flexibility to be able to do so in the future, upon approval by the Board.

The Board of Directors of RQI, including the Independent Directors, recommends that you vote “FOR” this Proposal 3B.

Proposal 3C: Convert the Fund’s investment restriction on investing in other investment companies from fundamental to non-fundamental

The Fund currently has a fundamental investment restriction that limits its investment in other investment companies, as follows:

The Fund may not acquire or retain securities of any investment company, except that the Fund may (a) acquire securities of investment companies up to the limits permitted by Section 12(d)(1) of the 1940 Act, or any exemption granted under the 1940 Act and (b) acquire securities of any investment company as part of a merger, consolidation or similar transaction.

If this Proposal is approved, this restriction will become a non-fundamental investment restriction that may be changed or eliminated by the Board, without further stockholder approval.

The 1940 Act does not require that the Fund adopt, as fundamental, an investment restriction on investing in other investment companies, and, in fact, it is common for funds to adopt similar policies as non-fundamental investment restrictions. The 1940 Act addresses the extent to which registered investment companies, such as the Fund, may invest in other investment companies. Because of the existing 1940 Act limitations, and in light of exemptions from these limitations, the Fund believes that having a fundamental investment restriction limiting its ability to invest in other investment companies is unnecessary. The Fund is not proposing to change its underlying policy on investing in other investment companies, but seeks the flexibility to be able to do so in the future, upon approval by the Board.

The Board of Directors of RQI, including the Independent Directors, recommends that you vote “FOR” this Proposal 3C.

OTHER BUSINESS

The Boards of the Funds do not intend to present any other business at the Meeting. If, however, any other matters are properly brought before the Meeting or any adjournment or postponement thereof, the persons named as proxies will vote thereon in accordance with their judgment.

SUBMISSION OF STOCKHOLDER PROPOSALS

All proposals by stockholders of the Funds which are intended to be presented at the Funds’ next annual meeting of stockholders, to be held in 2010, must be received by the relevant Fund (addressed to the Fund, 280 Park Avenue, New York, New York 10017) for inclusion in that Fund’s proxy statement and proxy relating to that meeting no later than November 13, 2009. Any stockholder who desires to bring a proposal for consideration at the Funds’ 2010 annual meeting of stockholders without including such proposal in the Funds’ combined proxy statement must deliver written notice thereof to the Secretary or Assistant Secretary of the relevant Fund (addressed to the Fund, 280 Park Avenue, New York, New York 10017) during the 30-day period from October 14, 2009 to November 13, 2009. All stockholder proposals must include the information required by the Funds’ By-Laws.

If Proposals 1 and 2 are approved for the Merger of an Acquired Fund, that Fund will not hold an annual meeting of stockholders in 2010 or thereafter.

STOCKHOLDER COMMUNICATIONS WITH THE BOARDS

Stockholders may send written communications to their Fund’s Board to the attention of the Board of Directors, c/o Cohen & Steers Funds, 280 Park Avenue, New York, New York 10017. Stockholder communications must be signed by the stockholder and identify the number of shares held by the stockholder. Each properly submitted stockholder communication shall be provided to the Board at its next regularly scheduled meeting or, if such communication requires more immediate attention, it will be forwarded to the Directors promptly after receipt.

VOTING INFORMATION

This Proxy/Prospectus is furnished in connection with a solicitation of proxies by the Boards of the Funds to be used at the Meeting. This Proxy/Prospectus, along with the Notice of Joint Special Meeting and proxy card(s), are first being mailed to stockholders of each Fund on or about August 28, 2009 or as soon as practicable thereafter. Only stockholders of record as of the close of business on July 30, 2009 (the “Record Date”) will be entitled to notice of, and to vote at, the Meeting, and at any adjournments or postponements thereof. Stockholders can only vote on matters affecting the Fund(s) in which they hold shares. Because the proposals in the Proxy/Prospectus are separate for each Fund, it is essential that stockholders who own shares of more than one Fund complete, date, sign and return each proxy card they receive. If the enclosed proxy card is properly signed and dated and returned in time to be voted at the Meeting, the proxies named thereon will vote the shares represented by the proxy in accordance with the instructions marked thereon. Unmarked but properly signed and dated proxy cards will be voted “FOR” approval of Proposals 1, 2 and 3A-3C and “FOR” any other matters the proxies deem appropriate.

A stockholder may revoke a proxy at any time on or before the Meeting by either (1) submitting to the applicable Fund a subsequently dated proxy, (2) delivering to the applicable Fund a written notice of revocation (addressed to the Secretary at the principal executive office of the Fund at the address shown at the beginning of this Proxy/Prospectus) or (3) otherwise giving notice of revocation at the Meeting, at all times prior to the exercise of the authority granted in the proxy card. Merely attending the Meeting, however, will not revoke any previously executed proxy. Unless revoked, all valid and executed proxies will be voted in accordance with the specifications thereon or, in the absence of such specifications, for approval of each Proposal.

Even if you plan to attend the Meeting, we ask that you return the enclosed proxy card(s) or vote by telephone or through the Internet. This will help us ensure that an adequate number of shares are present for the Meeting to be held.

Votes cast by proxy or in person at the Meeting will be tabulated by the inspector of election appointed for the Meeting. The inspector of election will determine whether or not a quorum is present at the Meeting.

Broker-dealer firms holding shares of a Fund in “street name” for the benefit of their customers and clients will request the instructions of such customers and clients on how to vote their shares with respect to approval of the Mergers before the Meeting. The NYSE has taken the position that a broker-dealer that is a member of the NYSE and that has not received instructions from a customer or client prior to the date specified in the broker-dealer firm’s request for voting instructions may not vote such customer or client’s shares with respect to approval of Proposal 1, 2 or 3A-3C. A signed proxy card or other authorization by a beneficial owner of Fund shares that does not specify how the beneficial owner’s shares should be voted on the proposal may be deemed an instruction to vote such shares in favor of the proposal.

If you hold shares of a Fund through a bank or other financial institution or intermediary (called a service agent) that has entered into a service agreement with the Fund, the service agent may be the record holder of your shares. At the Meeting, a service agent will vote shares for which it receives instructions from its customers in accordance with those instructions. A signed proxy card or other authorization by a stockholder that does not specify how the stockholder’s shares should be voted on the proposal may be deemed an instruction to vote such shares in favor of the proposal. Depending on its policies, applicable law or contractual or other restrictions, a service agent may be permitted to vote shares with respect to which it has not received specific voting instructions from its customers. In those cases, the service agent may, but may not be required to, vote such shares in the same proportion as those shares for which the service agent has received voting instructions. This practice is commonly referred to as “echo voting.”

If you beneficially own shares that are held in “street name” through a broker-dealer or that are held of record by a service agent, and if you do not give specific voting instructions for your shares, they may not be voted at all or, as described above, they may be voted in a manner that you may not intend. Therefore, you are strongly encouraged to give your broker-dealer or service agent specific instructions as to how you want your shares to be voted.

Proxy Solicitation

Solicitation may be made by letter or telephone by officers or employees of the Investment Manager and its affiliates. Brokerage houses, banks and other fiduciaries may be requested to forward proxy solicitation material to the beneficial owner of shares of the applicable Fund to obtain authorization for the execution of proxies. The Funds will reimburse brokerage firms, custodians, banks and fiduciaries for their expenses in forwarding the Proxy/Prospectus and proxy materials to the beneficial owners of each Fund’s shares. In addition, the Investment Manager, on behalf of each Fund, has retained Broadridge Financial Solutions, Inc., a proxy solicitation firm, to assist in the solicitation of proxies. It is anticipated that Broadridge Financial Solutions, Inc. will be paid approximately $400,000 for such solicitation services to be borne by the Funds. Broadridge Financial Solutions, Inc. may solicit proxies personally and by telephone.

Quorum

For each Fund, the presence in person or by proxy of holders of shares entitled to cast a majority of the votes entitled to be cast at a Meeting is necessary for a quorum. A Fund’s stockholders may hold a Meeting for that Fund if the quorum requirement for that Fund is met, regardless of whether the other Funds’ quorum requirements are met.

Votes Required

Approval of Proposal 1 will require, if a quorum is present at the Meeting with respect to each Fund, the affirmative vote of the holders of a majority of the outstanding shares of common stock of the Fund. Approval of Proposal 2 will require, if a quorum is present at the Meeting with respect to RQI, the affirmative vote of the holders of a majority of the outstanding RQI Common Shares. Approval of each of Proposals 3A-3C will require the affirmative vote of (a) 67% of RQI’s outstanding voting securities present at the Meeting, if the holders of more than 50% of RQI’s outstanding voting securities are present or represented by proxy, or (b) more than 50% of the RQI’s outstanding voting securities, whichever is less.

Effect of Abstentions and Broker “Non-Votes”

For purposes of determining the presence of a quorum for transacting business at the Meeting with respect to a Fund, executed proxies marked as abstentions and broker “non-votes” (i.e., proxies from brokers or nominees indicating that such persons have not received instructions from the beneficial owner or other persons entitled to vote shares on a particular matter with respect to which the brokers or nominees do not have discretionary power) will be treated as shares that are present for quorum purposes but which have not been voted. Accordingly, abstentions and broker non-votes will have the effect of a vote against approval of Proposals 1, 2 and 3A-3C. Accordingly, stockholders are urged to forward their voting instructions promptly.

Adjournments and Postponements

Each Fund’s By-Laws authorize the Chairman of the Meeting to adjourn or postpone the Meeting to a later date (whether or not a quorum is present) without notice other than announcement at the Meeting for such purposes as the Chairman shall deem appropriate, including further solicitation of proxies. In the absence of a quorum, the Chairman may (but shall not be required to) allow the stockholders present (in person or by proxy) to adjourn the Meeting to a later date by majority vote of those present. Adjournments or postponements may occur in order to defer action on one or more Proposals. The Meeting may be adjourned up to 120 days after the original record date for the Meeting without further notice other than announcement at the Meeting. If the Meeting is adjourned to a date more than 120 days after the original record date upon at least 10 days’ notice, a new record date must be established for voting at such adjourned Meeting, and any unrevoked proxies submitted by any stockholder of record as of the original record date, with respect to shares that such stockholder continues to hold of record on the new record date, may be voted at the adjourned Meeting and any subsequent adjourned Meeting, provided that any adjourned Meeting is not more than 120 days after the new record date. At any adjourned Meeting at which a quorum is present, any action may be taken that could have been taken at the Meeting originally called.

Record Date and Outstanding Shares

Only stockholders of record of each Fund at the close of business on July 30, 2009 are entitled to notice of and to vote at the Meeting and at any postponement or adjournment thereof. The chart below lists the number of shares of each Fund that were outstanding and entitled to vote as of the close of business on the Record Date:

Fund	Number of Common Shares Outstanding on the Record Date
RLF	26,601,508
RPF	32,011,316
RWF	15,740,708
RQI	39,237,634

At the Record Date, the Directors and officers of each Fund, as a group, beneficially owned less than 1% of each Fund’s outstanding shares of common stock. To the knowledge of management, no person owned of record, or owned beneficially, more than 5% of any Fund’s outstanding shares at that date, except that Cede & Co., a nominee for participants in Depository Trust Company, held of record 26,559,465, 31,938,381, 39,148,897 and 15,733,764 shares of RLF, RPF, RQI and RWF, respectively, equal to approximately 99.84%, 99.77%, 99.77% and 99.96%, respectively, of each Fund’s outstanding shares of common stock.

SERVICE PROVIDERS

State Street Bank and Trust Company, 225 Franklin Street, Boston, Massachusetts 02110, serves as the custodian of each Fund. The Bank of New York Mellon, whose principal business address is 101 Barclay Street, Floor 11 East, New York, New York 10286, serves as each Fund’s transfer and dividend disbursing agent and registrar.

PricewaterhouseCoopers LLP, 300 Madison Avenue, New York, New York 10017, has been appointed as independent registered public accounting firm to audit each Fund’s financial statements and highlights for the current fiscal year.

Stroock & Stroock & Lavan LLP, 180 Maiden Lane, New York, New York 10038, serves as counsel to the Funds, and Venable LLP, 750 E. Pratt Street, Suite 900, Baltimore, Maryland 21202, serves as special Maryland counsel for the Funds.

The Board of each Fund, including the Independent Directors, recommends approval of Proposal 1; the Board of RQI, including the Independent Directors, recommends approval of Proposals 2 and 3A-3C. Any signed and dated proxies without instructions to the contrary will be voted in approval of the Proposals.

By order of the Boards of Directors,

Francis C. Poli
Secretary of the Funds

August 21, 2009

APPENDIX A

FORM OF AGREEMENT AND PLAN OF MERGER

AGREEMENT AND PLAN OF MERGER dated as of June 29, 2009 (the “Agreement”), between                                         , a Maryland corporation (the “Fund”), and Cohen & Steers Quality Income Realty Fund, Inc., a Maryland corporation (the “Acquiring Fund”).

It is intended that, for United States federal income tax purposes, (i) the transactions contemplated by this Agreement shall qualify as a “reorganization” within the meaning of Section 368(a) of the Internal Revenue Code of 1986, as amended (the “Code”), and (ii) the Agreement shall constitute a “plan of reorganization” for purposes of the Code. The reorganization will consist of the merger of the Fund with and into the Acquiring Fund pursuant to the Maryland General Corporation Law (“MGCL”) as provided herein, and upon the terms and conditions hereinafter set forth in this Agreement.

WHEREAS, the Fund is a registered, closed-end management investment company, and the Acquiring Fund is a registered, closed-end management investment company, and the Fund owns securities which are assets of the character in which the Acquiring Fund is permitted to invest;

WHEREAS, the Fund’s Board of Directors has determined that the Merger (as hereinafter defined) is in the best interests of the Fund and the Fund’s shareholders and that the interests of the Fund’s existing shareholders will not be diluted as a result of the Merger; and

WHEREAS, the Acquiring Fund’s Board of Directors has determined that the Merger is in the best interests of the Acquiring Fund and the Acquiring Fund’s shareholders and that the interests of the Acquiring Fund’s existing shareholders will not be diluted as a result of the Merger:

NOW THEREFORE, in consideration of the premises and of the covenants and agreements hereinafter set forth, the parties agree as follows:

1. THE MERGER

1.1 On and subject to the terms and conditions of this Agreement, the Fund will merge with and into the Acquiring Fund (the “Merger”) at the Effective Date (as defined in paragraph 1.3 below) in accordance with the MGCL. The Acquiring Fund shall be the surviving corporation and investment company. The Fund shall cease to exist as a separate corporation and investment company following the Effective Date.

Each outstanding full (and fractional) share of Fund Common Stock (as defined in paragraph 2.2(o)), will be converted into an equivalent dollar amount (to the nearest one tenth of one cent) of full (and fractional) shares of Acquiring Fund Common Stock (as defined in paragraph 2.1(o)), based on the net asset value per share of each of the parties at 4:00 p.m. Eastern Time on the Effective Date (the “Valuation Time”). The Effective Date must be a day on which the New York Stock Exchange is open for trading (a “Business Day”).

From and after the Effective Date, the Acquiring Fund shall possess all of the properties, assets, rights, privileges and powers, and shall be subject to all of the restrictions, liabilities, obligations, disabilities and duties, of the Fund, all as provided under Maryland law.

1.2 At the closing of the transactions contemplated by this Agreement (the “Closing”) as of the close of business on the closing date (the “Closing Date”), (i) the Fund will deliver to the Acquiring Fund the various certificates and documents referred to in Article 6 below, (ii) the Acquiring Fund will deliver to the Fund the various certificates and documents referred to in Article 5 below, (iii) the Fund and the Acquiring Fund will file with the State Department of Assessments and Taxation of Maryland (the “SDAT”) articles of merger pursuant to this Agreement (the “Articles of Merger”) which will also amend the Acquiring Fund’s Charter (as defined in paragraph 2.1(d) herein) increasing the amount of authorized Acquiring Fund Common Stock, provided that such amendment has been approved by the requisite vote of the holders of the outstanding shares of the Acquiring Fund and has not been previously implemented; and (iv) the Fund and the Acquiring Fund will make all other filings or recordings required by Maryland law in connection with the Merger.

1.3 Subject to the requisite approvals of the shareholders of the Fund and the Acquiring Fund, and to the other terms and conditions described herein, the Merger shall become effective at such time as the Articles of Merger are accepted for record by the SDAT or at such later time, not to exceed 30 days after such acceptance, as is specified in the Articles of Merger (the “Effective Date”) and the separate corporate existence of the Fund shall cease. As promptly as practicable after the Merger, the Fund shall delist the Fund Common Stock from the New York Stock Exchange (“NYSE”) and its registration under the Investment Company Act of 1940, as amended (the “1940 Act”), shall be terminated. Any reporting responsibility of the Fund is, and shall remain, the responsibility of the Fund up to and including the Effective Date.

2. REPRESENTATIONS AND WARRANTIES

2.1 The Acquiring Fund represents and warrants to the Fund that the statements contained in this paragraph 2.1 are correct and complete in all material respects as of the execution of this Agreement on the date hereof. The Acquiring Fund represents and warrants to, and agrees with, the Fund that:

(a) The Acquiring Fund is a corporation duly organized, validly existing under the laws of the State of Maryland and is in good standing with the SDAT, and has the power to own all of its assets and to carry on its business as it is now being conducted and to carry out this Agreement.

(b) The Acquiring Fund is duly registered under the 1940 Act as a closed-end management investment company and such registration has not been revoked or rescinded and is in full force and effect. The Acquiring Fund has elected and qualified for the special tax treatment afforded regulated investment companies (“RICs”) under Sections 851-855 of the Code at all times since its inception.

(c) No consent, approval, authorization or order of any court or governmental authority is required for the consummation by the Acquiring Fund of the transactions contemplated herein, except (i) such as have been obtained or applied for under the Securities Act of 1933, as amended (the “1933 Act”), the Securities Exchange Act of 1934, as amended (the “1934 Act”), and the 1940 Act, (ii) such as may be required by state securities laws and (iii) such as may be required under Maryland law for the acceptance for record of the Articles of Merger by the SDAT.

(d) The Acquiring Fund is not, and the execution, delivery and performance of this Agreement by the Acquiring Fund will not result, in violation of the laws of the State of Maryland or of the Articles of Incorporation, as amended and supplemented (the “Acquiring Fund Charter”), or the Bylaws, as amended, of the Acquiring Fund, or of any material agreement, indenture, instrument, contract, lease or other undertaking to which the Acquiring Fund is a party or by which it is bound, and the execution, delivery and performance of this Agreement by the Acquiring Fund will not result in the acceleration of any obligation, or the imposition of any penalty, under any agreement, indenture, instrument, contract, lease, judgment or decree to which the Acquiring Fund is a party or by which it is bound.

(e) The Fund has been furnished with a statement of assets, liabilities and capital and a schedule of investments of the Acquiring Fund, each as of December 31, 2008, said financial statements having been examined by PricewaterhouseCoopers LLP (“PWC”), the independent registered public accounting firm of the Acquiring Fund. These financial statements are in accordance with generally accepted accounting principles applied on a consistent basis (“GAAP”) and present fairly, in all material respects, the financial position of the Acquiring Fund as of such date in accordance with GAAP, and there are no known contingent liabilities of the

Acquiring Fund required to be reflected on a balance sheet (including the notes thereto) in accordance with GAAP as of such date not disclosed therein.

(f) The Fund has been furnished with the Acquiring Fund’s Annual Report to Stockholders for the year ended December 31, 2008.

(g) The Acquiring Fund has full power and authority to enter into and perform its obligations under this Agreement. The execution, delivery and performance of this Agreement has been duly authorized by all necessary action of the Acquiring Fund’s Board, and, subject to stockholder approval, this Agreement constitutes a valid and binding contract enforceable in accordance with its terms, subject to the effects of bankruptcy, insolvency, moratorium, fraudulent conveyance and similar laws relating to or affecting creditors’ rights generally and court decisions with respect thereto.

(h) No material litigation or administrative proceeding or investigation of or before any court or governmental body is presently pending (in which service of process has been received) or to its knowledge threatened against the Acquiring Fund or any properties or assets held by it. The Acquiring Fund knows of no facts that might form the basis for the institution of such proceedings which would materially and adversely affect its business and is not a party to or subject to the provisions of any order, decree or judgment of any court or governmental body which materially and adversely affects its business or its ability to consummate the transactions herein contemplated.

(i) There are no material contracts outstanding to which the Acquiring Fund is a party that have not been disclosed in the Registration Statement (as defined in paragraph 2.1(m) below) or will not be otherwise disclosed to the Fund prior to the Effective Date.

(j) Since December 31, 2008, there has not been any material adverse change in the Acquiring Fund’s financial condition, assets, liabilities or business and the Acquiring Fund has no known liabilities of a material amount, contingent or otherwise, required to be disclosed in a balance sheet with GAAP other than those shown on the Acquiring Fund’s statements of assets, liabilities and capital referred to above, those incurred in the ordinary course of its business as an investment company since December 31, 2008, and those incurred in connection with the Merger. Prior to the Effective Date, the Acquiring Fund will advise the Fund in writing of all known liabilities, contingent or otherwise, whether or not incurred in the ordinary course of business, existing or accrued. For purposes of this paragraph 2.1(j), a decline in net asset value per share of the Acquiring Fund due to declines in market values of securities in the Acquiring Fund’s portfolio or the discharge of the Acquiring Fund liabilities will not constitute a material adverse change.

(k) All federal, state and local tax returns and information reports of the Acquiring Fund required by law to have been filed shall have been filed (or has obtained extensions to file) and are or will be correct in all material respects, and all federal and other taxes shown as due or required to be shown as due on said returns and reports shall have been paid or provision shall have been made for the payment thereof, and, to the best of the Acquiring Fund’s knowledge, no such return is currently under audit and no assessment has been asserted with respect to such returns. All tax liabilities of the Acquiring Fund have been adequately provided for on its books, and no tax deficiency or liability of the Acquiring Fund has been asserted and no question with respect thereto has been raised by the Internal Revenue Service or by any state or local tax authority for taxes in excess of those already paid, up to and including the taxable year in which the Effective Date occurs.

(l) For each taxable year of its operation, the Acquiring Fund has met the requirements of Subchapter M of the Code for qualification as a RIC and has elected to be treated as such, has been eligible to and has computed its federal income tax under Section 852 of the Code.

(m) The registration statement to be filed with the Securities and Exchange Commission (the “SEC”) by the Acquiring Fund on Form N-14 relating to the Acquiring Fund Common Stock to be issued pursuant to this Agreement, and any supplement or amendment thereto or to the documents therein (as amended or supplemented, the “Registration Statement”), on the effective date of the Registration Statement, at the time of the stockholders’ meetings referred to in Article 4 of this Agreement and at the Effective Date, insofar as it relates to the Acquiring Fund, (i) shall have complied or will comply in all material respects with the provisions of the 1933 Act, the 1934 Act and the 1940 Act and the rules and regulations thereunder and (ii) did not or will not contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein not misleading; and the prospectus included therein did not or will not contain any untrue statement of a material fact or omit to state any material fact necessary to make the statements therein, in light of the circumstances under which they were made, not misleading; provided, however, that the representations and warranties in this paragraph 2.1(m) shall not apply to statements in, or omissions from, the Registration Statement made in reliance upon and in conformity with information furnished by the Fund for use in the Registration Statement.

(n) All issued and outstanding shares of Acquiring Fund Common Stock (i) have been offered and sold in compliance in all material respects with applicable registration requirements of the 1933 Act and state securities laws, (ii) are, and on the Effective Date will be, duly and validly issued and outstanding, fully paid and non-assessable, and (iii) will be held at the time of the Closing by the persons and in the amounts set forth in the records of the Acquiring Fund’s transfer agent. The Acquiring Fund does not have outstanding any options, warrants or other rights to subscribe for or purchase any shares of Acquiring Fund Common Stock, nor is there outstanding any security convertible into, or exchangeable for, any shares of Acquiring Fund Common Stock.

(o) The Acquiring Fund is authorized to issue 100,000,000 shares of capital stock, par value $0.001 per share, of which              shares are classified as Auction Rate Preferred Stock with a liquidation preference of $25,000 per share plus an amount equal to accumulated but unpaid dividends thereon (whether or not earned or declared) (the “Acquiring Fund Preferred Stock”), and              of which shares are classified as common stock (the “Acquiring Fund Common Stock”), each outstanding share of which is fully paid, non-assessable and has full voting rights. Prior to the Closing or in the Articles of Merger, the number of shares of capital stock authorized for issuance by the Acquiring Fund will be increased to 300,000,000 shares by an amendment to the Acquiring Fund’s Charter, provided that such amendment has been approved by the requisite vote of the holders of the outstanding shares of the Acquiring Fund.

(p) At or prior to the Closing Date, the Acquiring Fund will redeem all of its outstanding Acquiring Fund Preferred Stock which, along with all Acquiring Fund Preferred Stock redeemed prior to the date of this Agreement, will be reclassified by the Acquiring Fund’s Board as Acquiring Fund Common Stock. Each Acquiring Fund Director who was previously subject to election by the holders of Acquiring Fund Preferred Stock shall remain in office for the remainder of such Director’s term and until a successor is elected and qualifies, and such Director will be eligible for election to additional terms of office on the Acquiring Fund’s Board, as provided for Directors generally in the Acquiring Fund Charter and Bylaws.

(q) The offer and sale of the shares of Acquiring Fund Common Stock to be issued pursuant to this Agreement will be in compliance with all applicable federal and state securities laws.

(r) At or prior to the Effective Date, the Acquiring Fund will have obtained any and all regulatory, board and shareholder approvals necessary to issue the shares of Acquiring Fund Common Stock to be issued pursuant to this Agreement.

(s) The books and records of the Acquiring Fund made available to the Fund are substantially true and correct and contain no material misstatements or omissions with respect to the operations of the Acquiring Fund.

2.2 The Fund represents and warrants to the Acquiring Fund that the statements contained in this paragraph 2.2 are correct and complete in all material respects as of the execution of this Agreement on the date hereof. The Fund represents and warrants to, and agrees with, the Acquiring Fund that:

(a) The Fund is a corporation duly organized, validly existing under the laws of the State of Maryland and is in good standing with the SDAT, and has the power to own all of its assets and to carry on its business as it is now being conducted and to carry out this Agreement.

(b) The Fund is duly registered under the 1940 Act as a closed-end management investment company, and such registration has not been revoked or rescinded and is in full force and effect. The Fund has elected and qualified for the special tax treatment afforded RICs under Sections 851-855 of the Code at all times since its inception.

(c) No consent, approval, authorization or order of any court or governmental authority is required for the consummation by the Fund of the transactions contemplated herein, except (i) such as have been obtained or applied for under the 1933 Act, the 1934 Act and the 1940 Act, (ii) such as may be required by state securities laws and (iii) such as may be required under Maryland law for the acceptance for record of the Articles of Merger by the SDAT.

(d) The Fund is not, and the execution, delivery and performance of this Agreement by the Fund will not result, in violation of the laws of the State of Maryland or of the Articles of Incorporation, as amended and supplemented (the “Fund Charter”), or the Bylaws, as amended, of the Fund, or of any material agreement, indenture, instrument, contract, lease or other undertaking to which the Fund is a party or by which it is bound, and the execution, delivery and performance of this Agreement by the Fund will not result in the acceleration of any obligation, or the imposition of any penalty, under any agreement, indenture, instrument, contract, lease, judgment or decree to which the Fund is a party or by which it is bound.

(e) The Acquiring Fund has been furnished with a statement of assets, liabilities and capital and a schedule of investments of the Fund, each as of December 31, 2008, said financial statements having been examined by PWC, the registered public accounting firm of the Fund. These financial statements are in accordance with GAAP and present fairly, in all material respects, the financial position of the Fund as of such date in accordance with GAAP, and there are no known contingent liabilities of the Fund required to be reflected on a balance sheet (including the notes thereto) in accordance with GAAP as of such date not disclosed therein.

(f) The Acquiring Fund has been furnished with the Fund’s Annual Report to Stockholders for the year ended December 31, 2008.

(g) The Fund has full power and authority to enter into and perform its obligations under this Agreement. The execution, delivery and performance of this Agreement has been duly authorized by all necessary action of the Fund’s Board, and, subject to shareholder approval, this Agreement constitutes a valid and binding contract enforceable in accordance with its terms, subject to the effects of bankruptcy, insolvency, moratorium, fraudulent conveyance and similar laws relating to or affecting creditors’ rights generally and court decisions with respect thereto.

(h) No material litigation or administrative proceeding or investigation of or before any court or governmental body is presently pending (in which service of process has been received) or to its knowledge threatened against the Fund or any properties or assets held by it. The Fund knows of no facts that might form the basis for the institution of such proceedings which would materially and adversely affect its business and is not a party to or subject to the provisions of any order, decree or judgment of any court or governmental body which materially and adversely affects its business or its ability to consummate the transactions herein contemplated.

(i) There are no material contracts outstanding to which the Fund is a party that have not been disclosed in the Registration Statement or will not be otherwise disclosed to the Acquiring Fund prior to the Effective Date.

(j) Since December 31, 2008, there has not been any material adverse change in the Fund’s financial condition, assets, liabilities or business and the Fund has no known liabilities of a material amount, contingent or otherwise, required to be disclosed in a balance sheet in accordance with GAAP other than those shown on the Fund’s statements of assets, liabilities and capital referred to above, those incurred in the ordinary course of its business as an investment company since December 31, 2008, and those incurred in connection with the Merger. Prior to the Effective Date, the Fund will advise the Acquiring Fund in writing of all known liabilities, contingent or otherwise, whether or not incurred in the ordinary course of business, existing or accrued. For purposes of this paragraph 2.2(j), a decline in net asset value per share of the Fund due to declines in market values of securities in the Fund’s portfolio or the discharge of the Fund’s liabilities will not constitute a material adverse change.

(k) All federal and other tax returns and information reports of the Fund required by law to have been filed shall have been filed (or has obtained extensions to file) and are or will be correct in all material respects, and all federal and other taxes shown as due or required to be shown as due on said returns and reports shall have been paid or provision shall have been made for the payment thereof, and, to the best of the Fund’s knowledge, no such return is currently under audit and no assessment has been asserted with respect to such returns. All tax liabilities of the Fund have been adequately provided for on its books, and no tax deficiency or liability of the Fund has been asserted and no question with respect thereto has been raised by the Internal Revenue Service or by any state or local tax authority for taxes in excess of those already paid, up to and including the taxable year in which the Effective Date occurs.

(l) For each taxable year of its operation (including the taxable year ending on the Effective Date), the Fund has met the requirements of Subchapter M of the Code for qualification as a RIC and has elected to be treated as such, has been eligible to and has computed its federal income tax under Section 852 of the Code, and will have distributed substantially all of its investment company taxable income and net realized capital gain (as defined in the Code) (after reduction for capital loss carryforwards) that has accrued through the Effective Date.

(m) The Registration Statement, on the effective date of the Registration Statement, at the time of the stockholders’ meetings referred to in Article 4 of this Agreement and at the Effective Date, insofar as it relates to the Fund, (i) shall have complied or will comply in all material respects with the provisions of the 1933 Act, the 1934 Act and the 1940 Act and the rules and regulations thereunder and (ii) did not or will not contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein not misleading; and the prospectus included therein did not or will not contain any untrue statement of a material fact or omit to state any material fact necessary to make the statements therein, in light of the circumstances under which they were made, not misleading; provided, however, that the representations and warranties in this paragraph 2.2(m) shall only apply to statements in, or omissions from, the Registration Statement made in reliance upon and in conformity with information furnished by the Acquiring Fund for use in the Registration Statement.

(n) All issued and outstanding shares of Fund Common Stock (i) have been offered and sold in compliance in all material respects with applicable registration requirements of the 1933 Act and state securities laws, (ii) are, and on the Effective Date will be, duly and validly issued and outstanding, fully paid and non-assessable, and (iii) will be held at the time of the Closing by the persons and in the amounts set forth in the records of the transfer agent as provided in paragraph 4.7. The Fund does not have outstanding any options, warrants or other rights to subscribe for or purchase any shares of Fund Common Stock, nor is there outstanding any security convertible into, or exchangeable for, any shares of Fund Common Stock.

(o) The Fund is authorized to issue 100,000,000 shares of capital stock, par value $0.001 per share, of which              shares are classified as Auction Rate Preferred Stock with a liquidation preference of $25,000 per share plus an amount equal to accumulated but unpaid dividends thereon (whether or not earned or declared) (the “Fund Preferred Stock”), and              of which shares are classified as common stock (the “Fund Common Stock”), each outstanding share of which is fully paid, non-assessable and has full voting rights.

(p) At or prior to the Closing Date, the Fund will redeem all of its outstanding Fund Preferred Stock which, along with all Fund Preferred Stock redeemed prior to the date of this Agreement, will be reclassified by the Fund’s Board as Fund Common Stock. Pending consummation of the Merger, any Fund Director who was previously subject to election by the holders of Fund Preferred Stock shall remain in office during such Director’s term and until a successor is elected and qualifies, and, if the Merger does not occur, will be eligible for election to additional terms of office on the Fund’s Board, as provided generally in the Fund Charter and Bylaws.

(q) The books and records of the Fund made available to the Acquiring Fund are substantially true and correct and contain no material misstatements or omissions with respect to the operations of the Fund.

3. CONVERSION TO THE ACQUIRING FUND COMMON STOCK

3.1 Subject to the requisite approval of the shareholders of the Fund and the Acquiring Fund, and the other terms and conditions contained herein, at the Effective Date, each full (and fractional) share of Fund Common Stock will be converted into an equivalent dollar amount (to the nearest one tenth of one cent) of full (and fractional) shares of Acquiring Fund Common Stock, computed based on the net asset value per share of each of the parties at the Valuation Time, as set forth in paragraph 1.1 above.

3.2 The net asset value per share of the Fund Common Stock and the Acquiring Fund Common Stock shall be determined as of the Valuation Time, and no formula will be used to adjust the net asset value per share so determined of either of the parties’ common stock to take into account differences in realized and unrealized gains and losses. The value of the assets of the Fund to be transferred to the Acquiring Fund shall be determined by the Acquiring Fund pursuant to the principles and procedures consistently utilized by the Acquiring Fund in valuing its own assets and determining its own liabilities for purposes of the Merger, which principles and procedures are substantially similar to those employed by the Fund when valuing its own assets and determining its own liabilities. Such valuation and determination shall be made by the Acquiring Fund in cooperation with the Fund and shall be confirmed in writing by the Acquiring Fund to the Fund. The net asset value per share of Acquiring Fund Common Stock shall be determined in accordance with such procedures, and the Acquiring Fund shall certify the computations involved.

3.3 In lieu of delivering certificates for Acquiring Fund Common Stock, the Acquiring Fund shall credit the Acquiring Fund Common Stock to the Fund’s account on the books of the Acquiring Fund. The Fund’s transfer agent shall deliver at the Closing a certificate of an authorized officer stating that its records contain the names and addresses of the holders of the Fund Common Stock and the number and percentage ownership of outstanding shares owned by each such shareholder immediately prior to the Closing. The Acquiring Fund’s transfer agent shall issue and deliver to the Fund’s Secretary a confirmation evidencing the Acquiring Fund Stock to be credited on the Closing Date, or provide evidence satisfactory to the Fund that such Acquiring Fund Stock has been credited to the Fund’s account on the books of the Acquiring Fund.

3.4 With respect to any holder of Fund Common Stock holding certificates representing shares of Fund Common Stock as of the Effective Date, and subject to the Acquiring Fund being informed thereof in writing by the Fund, the Acquiring Fund will not permit such shareholder to receive shares of Acquiring Fund Common Stock pursuant to Section 3.3 herein (or to vote as a shareholder of the Acquiring Fund) until such shareholder has surrendered his or her outstanding certificates evidencing ownership of Fund Common Stock or, in the event of lost certificates, posted adequate bond. The Fund will request its shareholders to surrender their outstanding certificates representing shares of Fund Common Stock or post adequate bond therefor. Dividends or other distributions payable to holders of record of shares of Acquiring Fund Common Stock as of any date after the Effective Date and prior to the exchange of certificates by any holder of Fund Common Stock shall be paid to such shareholder, without interest; however, such dividends or other distributions shall not be paid unless and until such shareholder surrenders his or her certificates representing shares of Fund Common Stock for exchange.

4. COVENANTS

4.1 The Fund and the Acquiring Fund each covenant to operate its business in the ordinary course between the date hereof and the Effective Date, it being understood that such ordinary course of business will include (i) the declaration and payment of customary dividends and other distributions and (ii) in the case of the Fund, preparing for its deregistration, except that the distribution of dividends pursuant to paragraph 6.6 of this Agreement shall not be deemed to constitute a breach of the provisions of this paragraph 4.1.

4.2 (a) The Acquiring Fund and the Fund shall hold a joint meeting of its respective shareholders for the purpose of considering and voting upon the Merger as described herein, and additionally in the case of the Acquiring Fund the authorization for issuance of additional shares of Acquiring Fund Common Stock pursuant to this Agreement, which meeting has been called by each party for October 22, 2009, and any adjournments or postponements thereof (the “Joint Meeting”).

(b) The Acquiring Fund and the Fund agree to mail to each of its respective shareholders of record entitled to vote at the Joint Meeting, in sufficient time to comply with requirements as to notice thereof, a combined Proxy Statement and Prospectus which complies in all material respects with the applicable provisions of Section 14(a) of the 1934 Act and Section 20(a) of the 1940 Act, and the rules and regulations, respectively, thereunder.

4.3 The Acquiring Fund and the Fund agree that, as soon as practicable after satisfaction of all conditions to the Merger, they will jointly file executed Articles of Merger with the SDAT and make all other filings or recordings required by Maryland law in connection with the Merger, including the filing by the Acquiring Fund and the Fund of Articles Supplementary in order to reclassify the Acquiring Fund Preferred Stock as Acquiring Fund Common Stock and the Fund Preferred Stock as Fund Common Stock, respectively.

4.4 (a) The Fund undertakes that, if the Merger is consummated, it will file, or cause its agents to file, an application pursuant to Section 8(f) of the 1940 Act for an order declaring that the Fund has ceased to be a registered investment company.

(b) The Acquiring Fund will file the Registration Statement with the SEC and will use its best efforts to ensure that the Registration Statement becomes effective as promptly as practicable. The Fund agrees to cooperate fully with the Acquiring Fund, and will furnish to the Acquiring Fund the information relating to itself to be set forth in the Registration Statement as required by the 1933 Act, the 1934 Act, the 1940 Act, and the rules and regulations thereunder and the state securities or blue sky laws.

4.5 Each of the Acquiring Fund and the Fund agree to dispose of certain assets prior to the Effective Date, but only to the extent necessary, so that at the Effective Date, when the Fund’s assets are added to the Acquiring Fund’s portfolio, the resulting portfolio will meet the Acquiring Fund’s investment objectives, policies and restrictions as set forth in the Acquiring Fund’s Prospectus, a copy of which has been delivered to the Fund. Notwithstanding the foregoing, nothing herein will require the Fund to dispose of any portion of its assets if, in the reasonable judgment of the Fund’s directors or investment manager, such disposition would create more than an insignificant risk that the Merger would not be treated as a “reorganization” described in Section 368(a) of the Code.

4.6 Each of the Acquiring Fund and the Fund agrees that by the Effective Date all of its federal and other tax returns and reports required to be filed on or before such date shall have been filed and all taxes shown as due on said returns either have been paid or adequate liability reserves have been provided for the payment of such taxes. In connection with this covenant, the parties agree to cooperate with each other in filing any tax return, amended return or claim for refund, determining a liability for taxes or a right to a refund of taxes or participating in or conducting any audit or other proceeding in respect of taxes. The Acquiring Fund agrees to retain for a period of ten (10) years following the Effective Date all returns, schedules and work papers and all material records or other documents relating to tax matters of the Fund for its final taxable year and for all prior taxable periods. Any information obtained under this paragraph 4.6 shall be kept confidential except as otherwise may be necessary in connection with the filing of returns or claims for refund or in conducting an audit or other proceeding. After the Effective Date, the Acquiring Fund shall prepare, or cause its agents to prepare, any federal, state or local tax returns, including any Forms 1099, required to be filed and provided to required persons by the Fund with respect to its final taxable year ending with the Effective Date and for any prior periods or taxable years for which the due date for such return has not passed as of the Effective Date and further shall cause such tax returns and Forms 1099 to be duly filed with the appropriate taxing authorities and provided to required persons. Notwithstanding the aforementioned provisions of this paragraph 4.6, any expenses incurred by the Acquiring Fund (other than for payment of taxes) in excess of any accrual for such expenses by the Fund in connection with the preparation and filing of said tax returns and Forms 1099 after the Effective Date shall be borne by the Acquiring Fund.

4.7 Prior to the Effective Date, the Fund shall have made arrangements with its transfer agent to deliver to the Acquiring Fund a list of the names and addresses of all of the holders of record of Fund Common Stock on the Effective Date and the respective number of shares of Fund Common Stock owned by each such shareholder, certified by the Fund’s transfer agent or President to the best of their knowledge and belief.

4.8 The Fund agrees that the (i) delisting of the Fund Common Stock with the NYSE and (ii) termination of its registration as a RIC will be effected in accordance with applicable law as soon as practicable following the Effective Date.

5. CONDITIONS PRECEDENT TO THE OBLIGATIONS OF THE FUND

The obligations of the Fund to consummate the transactions provided for herein shall be subject, at the Fund’s election, to the following conditions:

5.1 (a) The Acquiring Fund shall have furnished to the Fund a statement of assets, liabilities and capital, together with a schedule of investments with their respective dates of acquisition and tax costs, certified on its behalf by its President or any Vice President and its Treasurer, and a certificate executed by both such officers, dated the Effective Date, certifying that there has been no material adverse change in its financial position since December 31, 2008, other than changes in its portfolio securities since that date or changes in the market value of its portfolio securities.

(b) The Acquiring Fund shall have furnished to the Fund a certificate signed by its President, Treasurer or any Vice President, dated the Effective Date, certifying that as of the Effective Date, all representations and warranties made in this Agreement are true and correct in all material respects as if made at and as of such date and each has complied with all of the agreements and satisfied all of the conditions on its part to be performed or satisfied at or prior to such dates.

5.2 There shall be no material litigation pending with respect to the matters contemplated by this Agreement.

5.3 The Acquiring Fund shall have received from any relevant state securities administrator such order or orders as are reasonably necessary or desirable under the 1933 Act, the 1934 Act, the 1940 Act, and any applicable state securities or blue sky laws in connection with the transactions contemplated hereby, and that all such orders shall be in full force and effect.

5.4 All proceedings taken by the Acquiring Fund and its counsel in connection with the Merger and all documents incidental thereto shall be satisfactory in form and substance to the Fund.

6. CONDITIONS PRECEDENT TO OBLIGATIONS OF THE ACQUIRING FUND

The obligations of the Acquiring Fund to consummate the transactions provided for herein shall be subject, at the Acquiring Fund’s election, to the following conditions:

6.1 (a) The Fund shall have furnished to the Acquiring Fund a statement of assets, liabilities and capital, together with a schedule of investments with their respective dates of acquisition and tax costs, certified on its behalf by its President or any Vice President and its Treasurer, and a certificate executed by both such officers, dated the Effective Date, certifying that there has been no material adverse change in its financial position since December 31, 2008, other than changes in its portfolio securities since that date or changes in the market value of its portfolio securities.

(b) The Fund shall have furnished to the Acquiring Fund a certificate signed by its President, Treasurer or any Vice President, dated the Effective Date, certifying that as of the Effective Date, all representations and warranties made in this Agreement are true and correct in all material respects as if made at and as of such date and each has complied with all of the agreements and satisfied all of the conditions on its part to be performed or satisfied at or prior to such dates.

6.2 There shall be no material litigation pending with respect to the matters contemplated by this Agreement.

6.3 All proceedings taken by the Fund and its counsel in connection with the Merger and all documents incidental thereto shall be satisfactory in form and substance to the Acquiring Fund.

6.4 Prior to the Effective Date, the Fund shall have declared and paid a dividend or dividends which, together with all such previous dividends, shall have the effect of distributing to its shareholders substantially all of its net investment income that has accrued through the Effective Date, if any, and substantially all of its net capital gain, if any, realized through the Effective Date (after reduction for capital loss carryforwards).

6.5 The Fund’s custodian shall have delivered to the Acquiring Fund a certificate identifying all of the assets of the Fund held or maintained by such custodian as of the Valuation Time.

6.6 The Fund’s transfer agent shall have provided to the Acquiring Fund (i) the originals or true copies of all of the records of the Fund in the possession of such transfer agent as of the Effective Date, (ii) a certificate setting forth the number of shares of Fund Common Stock outstanding as of the Valuation Time, and (iii) the name and address of each holder of record of any shares and the number of shares held of record by each such shareholder.

7. FURTHER CONDITIONS PRECEDENT TO OBLIGATIONS OF ACQUIRING FUND AND FUND

If any of the conditions set forth below have not been satisfied on or before the Closing Date with respect to the Fund or the Acquiring Fund, the other party to this Agreement shall be entitled, at its option, to refuse to consummate the transactions contemplated by this Agreement:

7.1 The Merger shall have been approved by the affirmative vote of (a) the holders of a majority of the issued and outstanding shares of the Fund Common Stock entitled to vote thereon and (b) the holders of a majority of the issued and outstanding shares of the Acquiring Fund Common Stock entitled to vote thereon; the Acquiring Fund shall have delivered to the Fund a copy of the resolutions approving this Agreement and the issuance of Acquiring Fund Common Stock pursuant to this Agreement adopted by the Acquiring Fund’s Board and the Acquiring Fund’s shareholders, certified by its Secretary or any Assistant Secretary; the Fund shall have delivered to the Acquiring Fund a copy of the resolutions approving this Agreement adopted by the Fund’s Board and the Acquiring Fund’s shareholders, certified by its Secretary or any Assistant Secretary.

7.2 (a) Any applicable waiting period under the Hart-Scott-Rodino Antitrust Improvements Act of 1976, as amended, relating to the transactions contemplated hereby shall have expired or been terminated.

(b) The SEC shall not have issued an unfavorable advisory report under Section 25(b) of the 1940 Act, nor instituted or threatened to institute any proceeding seeking to enjoin consummation of the Merger under Section 25(c) of the 1940 Act; no other legal, administrative or other proceeding shall be instituted or threatened which would materially affect the financial condition of the Fund or would prohibit the Merger.

(c) On the Closing Date, no court or governmental agency of competent jurisdiction shall have issued any order that remains in effect and that restrains or enjoins the Fund or the Acquiring Fund from completing the transactions contemplated by this Agreement.

7.3 All consents of other parties and all other consents, orders and permits of federal, state and local regulatory authorities deemed necessary by the Acquiring Fund or the Fund to permit consummation, in all material respects, of the transactions contemplated hereby shall have been obtained, except where failure to obtain any such consent, order or permit would not involve a risk of a material adverse effect on the assets or properties of the Acquiring Fund or the Fund, provided that either party hereto may for itself waive any of such conditions.

7.4 The Registration Statement shall have become effective under the 1933 Act and no stop orders suspending the effectiveness thereof shall have been issued and, to the best knowledge of the parties hereto, no investigation or proceeding for that purpose shall have been instituted or be pending.

7.5 The Fund and the Acquiring Fund shall have received the opinion of Stroock & Stroock & Lavan LLP, dated the Closing Date, substantially to the effect that, based upon certain facts, factual representations and assumptions made by the Fund, the Acquiring Fund and their respective authorized officers, for United States federal income tax purposes:

(a) the Merger as provided in this Agreement will constitute a reorganization within the meaning of Section 368(a)(1) of the Code and that the Acquiring Fund and the Fund will each be a “party to a reorganization” within the meaning of Section 368(b) of the Code;

(b) no gain or loss will be recognized to the Fund as a result of the Merger and the conversion of shares of Fund Common Stock to shares of Acquiring Fund Common Stock;

(c) no gain or loss will be recognized to the Acquiring Fund as a result of the Merger and the conversion of shares of Fund Common Stock to shares of Acquiring Fund Common Stock;

(d) no gain or loss will be recognized to the shareholders of the Fund upon the conversion of their shares of Fund Common Stock to shares of Acquiring Fund Common Stock;

(e) the tax basis of Fund assets in the hands of the Acquiring Fund will be the same as the tax basis of such assets in the hands of the Fund immediately prior to the consummation of the Merger;

(f) immediately after the Merger, the aggregate tax basis of the Acquiring Fund Common Stock received by each holder of Fund Common Stock in the Merger will be equal to the aggregate tax basis of the shares of Fund Common Stock owned by such shareholder immediately prior to the Merger;

(h) a shareholder’s holding period for Acquiring Fund Common Stock will be determined by including the period for which he or she held shares of Fund Common Stock that are converted pursuant to the Merger, provided that such shares of Fund Common Stock were held as capital assets; and

(i) the Acquiring Fund’s holding period with respect to the Fund’s assets transferred will include the period for which such assets were held by the Fund.

Such opinion will not address the effect of the Merger on (i) the Fund or the Acquiring Fund with respect to any asset as to which any unrealized gain or loss is required to be recognized for federal income tax purposes at the end of a taxable year (or on the termination or transfer thereof) under a mark-to-market system of accounting, and (ii) any shareholder of the Fund that is required to recognize unrealized gains and losses for federal income tax purposes under a mark-to-market system of accounting.

The delivery of such opinion is conditioned upon the receipt by Stroock & Stroock & Lavan LLP of representations it shall request of the Acquiring Fund and the Fund. Notwithstanding anything herein to the contrary, neither the Acquiring Fund nor the Fund may waive the condition set forth in this paragraph 7.5.

7.6 The assets and liabilities of the Fund to be transferred to the Acquiring Fund shall not include any assets or liabilities which the Acquiring Fund, by reason of limitations in its Registration Statement or the Acquiring Fund Charter, may not properly acquire or assume. The Acquiring Fund does not anticipate that there will be any such assets or liabilities but the Acquiring Fund will notify the Fund if any do exist and will reimburse the Fund for any reasonable transaction costs incurred by the Fund for the liquidation of such assets and liabilities.

[For merger of RWF only]

[7.7 The transactions contemplated by this Agreement shall not be consummated unless (a) the transactions contemplated in that certain Agreement and Plan of Merger of even date herewith between Cohen & Steers Advantage Income Realty Fund, Inc. (the “Advantage Fund”) and the Acquiring Fund shall have been approved by the requisite vote of the holders of the outstanding shares of each of the Advantage Fund and the Acquiring Fund and been consummated or (b) the transactions contemplated in that certain Agreement and Plan of Merger of even date herewith between Cohen & Steers Premium Income Realty Fund, Inc. (the “Premium Fund”) and the Acquiring Fund shall have been approved by the requisite vote of the holders of the outstanding shares of each of the Premium Fund and the Acquiring Fund and been consummated. Notwithstanding anything in this Agreement to the contrary, neither the Fund nor the Acquiring Fund may waive the condition set forth in this paragraph 7.7.]

8. INDEMNIFICATION

8.1 The Acquiring Fund, out of its assets and property, agrees to indemnify and hold harmless the Fund and the members of the Fund’s Board and its officers from and against any and all losses, claims, damages, liabilities or expenses (including, without limitation, the payment of reasonable legal fees and reasonable costs of investigation) to which the Fund and those board members and officers may become subject, insofar as such loss, claim, damage, liability or expense (or actions with respect thereto) arises out of or is based on (a) any breach by the Acquiring Fund of any of its representations, warranties, covenants or agreements set forth in this Agreement or (b) any act, error, omission, neglect, misstatement, materially misleading statement, breach of duty or other act wrongfully done or attempted to be committed by the Acquiring Fund or the members of the Acquiring Fund’s Board or its officers prior to the Closing Date, provided that such indemnification by the Acquiring Fund is not (i) in violation of any applicable law or (ii) otherwise prohibited as a result of any applicable order or decree issued by any governing regulatory authority or court of competent jurisdiction.

8.2 The Fund, out of its assets and property, agrees to indemnify and hold harmless the Acquiring Fund and the members of the Acquiring Fund’s Board and its officers from and against any and all losses, claims, damages, liabilities or expenses (including, without limitation, the payment of reasonable legal fees and reasonable costs of investigation) to which the Acquiring Fund and those board members and officers may become subject, insofar as such loss, claim, damage, liability or expense (or actions with respect thereto) arises out of or is based on (a) any breach by the Fund of any of its representations, warranties, covenants or agreements set forth in this Agreement or (b) any act, error, omission, neglect, misstatement, materially misleading statement, breach of duty or other act wrongfully done or attempted to be committed by the Fund or the members of the Fund’s Board or its officers prior to the Closing Date, provided that such indemnification by the Fund is not (i) in violation of any applicable law or (ii) otherwise prohibited as a result of any applicable order or decree issued by any governing regulatory authority or court of competent jurisdiction.

9. BROKER FEES AND EXPENSES

9.1 The Acquiring Fund and the Fund represent and warrant to each other that there are no brokers or finders entitled to receive any payments in connection with the transactions provided for herein.

9.2 All expenses incurred in connection with the Merger will be borne by the Acquiring Fund and the Fund in proportion to their respective net assets. Such expenses shall include, but not be limited to, all costs related to the preparation and distribution of the Registration Statement, proxy solicitation expenses, SEC registration fees, and NYSE listing fees.

10. COOPERATION FOLLOWING EFFECTIVE DATE

In case at any time after the Effective Date any further action is necessary to carry out the purposes of this Agreement, each of the parties will take such further action (including the execution and delivery of such further instruments and documents) as the other party may reasonably request, all at the sole cost and expense of the requesting party (unless the requesting party is entitled to indemnification as described below). The Fund acknowledges and agrees that from and after the Effective Date, the Acquiring Fund shall be entitled to possession of all documents, books, records, agreements and financial data of any sort pertaining to the Fund.

11. ENTIRE AGREEMENT; SURVIVAL OF WARRANTIES

11.1 The Acquiring Fund and the Fund agree that neither party has made any representation, warranty or covenant not set forth herein and that this Agreement constitutes the entire agreement between the parties.

11.2 The covenants to be performed after the Closing by both the Acquiring Fund and the Fund, and the obligations of the Acquiring Fund in Article 8, shall survive the Closing. All other representations, warranties and covenants contained in this Agreement or in any document delivered pursuant hereto or in connection herewith shall not survive the consummation of the transactions contemplated hereunder and shall terminate on the Closing.

12. TERMINATION AND WAIVERS

12.1 This Agreement may be terminated and the transactions contemplated hereby may be abandoned at any time prior to the Closing Date by resolution of either the Acquiring Fund’s Board or the Fund’s Board, if circumstances should develop that, in the opinion of that Board, make proceeding with the Agreement inadvisable with respect to the Acquiring Fund or the Fund, respectively, including, without limitation, the failure of the Acquiring Fund’s stockholders to approve an increase to the number of shares of Acquiring Fund Common Stock at the Joint Meeting. Any such termination resolution to be effective shall be promptly communicated to the other party and, in any event, prior to the Closing Date. In the event of termination of this Agreement pursuant to the provisions hereof, the Agreement shall become void and have no further effect, and there shall not be any liability hereunder on the part of either of the parties or their respective board members or officers, except for any such material breach or intentional misrepresentation, as to each of which all remedies at law or in equity of the party adversely affected shall survive.

12.2 At any time prior to the Effective Date, any of the terms or conditions of this Agreement may be waived by either the Acquiring Fund’s Board or the Fund’s Board (whichever is entitled to the benefit thereof), if, in the judgment of such Board after consultation with its counsel, such action or waiver will not have a material adverse effect on the benefits intended in this Agreement to the shareholders of their respective fund, on behalf of which such action is taken.

13. TRANSFER RESTRICTION

Pursuant to Rule 145 under the 1933 Act, and in connection with the issuance of any shares to any person who at the time of the Merger is, to its knowledge, an affiliate of a party to the Merger pursuant to Rule 145(c), the Acquiring Fund will cause to be affixed upon the certificate(s) issued to such person (if any) a legend as follows:

THESE SHARES ARE SUBJECT TO RESTRICTIONS ON TRANSFER UNDER THE SECURITIES ACT OF 1933 AND MAY NOT BE SOLD OR OTHERWISE TRANSFERRED EXCEPT TO [ACQUIRING FUND] (OR ITS STATUTORY SUCCESSOR) UNLESS (I) A REGISTRATION STATEMENT WITH RESPECT THERETO IS EFFECTIVE UNDER THE SECURITIES ACT OF 1933 OR (II) IN THE OPINION OF COUNSEL REASONABLY SATISFACTORY TO THE FUND, SUCH REGISTRATION IS NOT REQUIRED.

and, further, that stop transfer instructions will be issued to the Acquiring Fund’s transfer agent with respect to such shares. The Fund will provide the Acquiring Fund on the Effective Date with the name of any holder of Fund Common Stock who is to the knowledge of the Fund an affiliate of it on such date.

14. MATERIAL PROVISIONS

All covenants, agreements, representations and warranties made under this Agreement and any certificates delivered pursuant to this Agreement shall be deemed to have been material and relied upon by each of the parties, notwithstanding any investigation made by them or on their behalf.

15. AMENDMENTS

This Agreement may be amended, modified or supplemented in such manner as may be deemed necessary or advisable by the authorized officers of the Fund and the Acquiring Fund; provided, however, that following the Joint Meeting, no such amendment may have the effect of changing the provisions for determining the number of shares of Acquiring Fund Common Stock to be issued to the holders of Fund Common Stock under this Agreement to the detriment of such shareholders without their further approval.

16. NOTICES

Any notice, report, statement or demand required or permitted by any provisions of this Agreement shall be in writing and shall be given by facsimile, electronic delivery (i.e., e-mail), personal service or prepaid or certified mail addressed to the Acquiring Fund or the Fund, at its address set forth in the preamble to this Agreement, in each case to the attention of its President.

17. ENFORCEABILITY; HEADINGS; COUNTERPARTS; GOVERNING LAW; SEVERABILITY; ASSIGNMENT; LIMITATION OF LIABILITY

17.1 Any term or provision of this Agreement that is invalid or unenforceable in any situation in any jurisdiction shall not affect the validity or enforceability of the remaining terms and provisions hereof or the validity or enforceability of the offending term or provision in any other situation or in any other jurisdiction.

17.2 The Article headings contained in this Agreement are for reference purposes only and shall not affect in any way the meaning or interpretation of this Agreement.

17.3 This Agreement may be executed in any number of counterparts, each of which shall be deemed an original.

17.4 This Agreement shall be governed by and construed and interpreted in accordance with the internal laws of the State of New York.

17.5 This Agreement shall bind and inure to the benefit of the parties hereto and their respective successors and assigns, but no assignment or transfer hereof or of any rights or obligations hereunder shall be made by any party without the written consent of the other party. Nothing herein expressed or implied is intended or shall be construed to confer upon or give any person, firm or corporation, other than the parties hereto and their respective successors and assigns, any rights or remedies under or by reason of this Agreement.

IN WITNESS WHEREOF, the Fund and the Acquiring Fund have caused this Agreement and Plan of Merger to be executed and attested on its behalf by its duly authorized representatives as of the date first above written.

[FUND]

By:

ATTEST:

COHEN & STEERS QUALITY INCOME REALTY FUND, INC.

By:

ATTEST:

APPENDIX B

PROXY VOTING POLICY

COHEN & STEERS

GLOBAL PROXY VOTING

PROCEDURES AND GUIDELINES

TABLE OF CONTENTS

Part I: Cohen & Steers Global Proxy Voting Procedures

Part II: Cohen & Steers Proxy Voting Guidelines

A.	General Guidelines

B.	Supplemental Europe Guidelines

C.	Supplemental Asia/Pacific Guidelines

Part I: Proxy Voting Procedures

Cohen & Steers Capital Management, Inc. and its affiliated investment advisors (collectively, “C&S”) may be granted by its clients the authority to vote the proxies of securities held in client portfolios. In such cases, C&S’ objective is to vote proxies in the best interests of its clients. To further this objective, C&S has adopted these proxy voting procedures (the “Procedures”).

These procedures also contain detailed guidelines for voting proxies on specific types of issues (the “Guidelines”). The Guidelines, which are contained in Part II of this Proxy Voting Procedures and Guidelines, have been developed and approved by the Proxy Committee (as defined below) with the objective of encouraging corporate action that enhances shareholder value. Because proxy proposals and individual company facts and circumstances may vary, C&S may not always vote proxies in accordance with the Guidelines.

A. Proxy Committee

C&S’ internal proxy voting committee (the “Proxy Committee”) is responsible for overseeing the proxy voting process and ensuring that C&S meets its regulatory and corporate governance obligations for voting proxies.

The Proxy Committee is comprised of portfolio managers and research analysts from the various investment teams and members of the Legal and Compliance Department. A member or members of the Proxy Administration Group (as defined below) may also attend Proxy Committee meetings. In the event that any member is unable to participate in a meeting of the Proxy Committee, the member shall designate an appropriate individual to serve in his/her absence. The Proxy Committee shall meet at least semi-annually or more frequently as circumstances dictate. Any member has the right to call a meeting if he or she believes such a meeting is warranted.

The specific responsibilities of the Proxy Committee include, but are not limited to:

(i) reviewing the Procedures to ensure consistency with internal policies and regulatory agency policies;

(ii) reviewing the Guidelines and developing additional voting guidelines to assist in the review of proxy proposals;

(iii) overseeing the vote on proposals according to the predetermined policies in the Guidelines; and

(iv) directing the vote on proposals where there is a reason not to vote according to pre-determined policies in the Guidelines or where proposals require specific consideration and ensuring the reason for such a vote is properly documented.

B. Proxy Administration Group

The Proxy Administration Group in the Investment Administration Department is responsible for communicating proxies to the respective portfolio manager and/or research analyst (herein, “Investment Personnel”) for consideration pursuant to the Guidelines. Investment Personnel who vote their proxies inconsistently with the Guidelines are required to document their rationale for the vote. The Proxy Administration Group is responsible for maintaining this documentation. The Proxy Administration Group is also responsible for maintaining documentation supporting any votes cast against management.

C. Proxy Voting Service

C&S has retained an independent Proxy Voting Service to assist in the voting of proxies. The Proxy Voting Service is responsible for coordinating with clients’ custodians to ensure that all proxy materials received by the custodians relating to the clients’ portfolio securities are processed in a timely fashion. In addition, the Proxy Voting Service is responsible for maintaining copies of all proxy statements received by issuers and to promptly provide such materials to C&S upon request.

The Proxy Administration Group works with the Proxy Voting Service and is responsible for ensuring that proxy votes are properly recorded and that the requisite information regarding each proxy voting opportunity is maintained. The General Counsel of C&S shall have overall responsibility for ensuring that C&S complies with all proxy voting requirements and procedures.

D. Conflicts of Interest

The U.S. Investment Advisers Act of 1940 requires that the proxy-voting procedures adopted and implemented by a U.S. investment advisor include procedures that address material conflicts of interest that may arise between the investment advisor’s interests and those of its clients. Examples of such material conflicts of interest that could arise include circumstances in which:

(i) management of a client is soliciting proxies and failure to vote in favor of management may harm C&S’ relationship with the client and materially impact C&S’ business; or

(ii) a personal or familial relationship between an employee at C&S and management of an issuer could impact C&S’ voting decision.

When a potential material conflict is identified, the Proxy Committee will evaluate the situation and determine whether an actual material conflict of interest exists. In the event the Proxy Committee determines that a material conflict does exist, the Proxy Committee shall make a recommendation on how C&S shall vote the proxy.

Depending on the nature of the material conflict of interest, the Proxy Committee, in the course of addressing the material conflict, may elect to take one or more of the following measures, or other appropriate action:

•	removing certain C&S personnel from the proxy voting process;

•	“walling off” personnel with knowledge of the material conflict to ensure that such personnel do not influence the relevant proxy vote;

•	voting in accordance with the applicable Guidelines, if any, if the application of the Guidelines would objectively result in the casting of a proxy vote in a predetermined manner; or

•	deferring the vote to the Proxy Voting Service which will vote in accordance with its own recommendation.

E. Foreign Securities

Proxies relating to foreign securities are subject to these Procedures. In certain foreign jurisdictions, however, the voting of proxies can result in additional restrictions that have an economic impact or cost to the security. For example, certain countries restrict a shareholder’s ability to sell shares for a certain period of time if the shareholder votes proxies at a meeting (a practice known as “share-blocking”). In other instances, the costs of voting a proxy (i.e. being required to vote the meeting in person) may outweigh any benefit to the client if the proxy is voted.

In determining whether to vote proxies subject to such restrictions, the Investment Personnel responsible for the security shall consider a cost-benefit analysis and where the expected cost involved in voting exceeds the expected benefits of the vote, C&S will generally abstain from voting the proxy.

F. Shares of Registered Investment Companies

Certain funds advised by C&S may be structured as funds of funds and invest their assets primarily in other investment companies (the “Funds of Funds”). The Fund of Funds hold shares in the underlying funds and may be solicited to vote on matters pertaining to these underlying funds. With respect to any such matter, to comply with Section 12(d)(1)(F) of the 1940 Act, the Funds of Funds will vote their shares in any underlying fund in the same proportion as the vote of all other shareholders in that underlying fund (sometimes called “echo” or “proportionate” voting); provided, however, that in situations where proportionate voting is administratively impractical (i.e. proxy contests) the Fund of Funds will cast a vote or, in certain cases, not cast a vote, so long as the action taken does not have an effect on the outcome of the matter being voted upon different than if the Funds of Funds had proportionately voted.

G. Cohen & Steers Funds

The Board of Directors of the open- and closed-end funds managed by C&S (“Cohen & Steers Funds”) has delegated to C&S the responsibility for voting proxies on behalf of the Cohen & Steers Funds. As such, proxies relating to portfolio securities held by any Cohen & Steers Fund shall be voted in accordance with these Procedures and Guidelines. The Chief Compliance Officer, or her designee, shall make an annual presentation to the Board regarding these Procedures and Guidelines, including whether any revisions are recommended, and shall report to the Board at each regular, quarterly meeting with respect to any conflict of interest situation that arose regarding the proxy voting process.

H. Securities Lending

Certain C&S Funds may participate in securities lending programs with various counterparties. Under most securities lending arrangements, proxy voting rights during the lending period generally are transferred to the borrower, and thus proxies received in connection with the securities on loan may not be voted by the lender unless the loan is recalled.

If a Fund participates in a securities lending program, C&S will use its best efforts to recall certain securities on loan so that C&S can vote proxies relating to such securities if C&S determines that the votes involve matters that would have a material effect on the Fund’s investment in such loaned securities.

I. Recordkeeping

C&S is required to maintain and preserve in an easily accessible place for a period of not less than five years, the first two years in an appropriate office of C&S, the following records:

(i) Copies of all proxy voting policies and procedures

(ii) A copy of each proxy statement that C&S receives regarding client securities.

(iii) A record of each vote cast by the C&S on behalf of a client.

(iv) A copy of any document created by C&S that was material to making a decision on how to vote proxies on behalf of a client or that memorializes the basis for that decision.

(v) A copy of each written client request for information on how C&S voted proxies on behalf of the client, and a copy of any written response by C&S (written or oral) to any client request for information on how C&S voted proxies on behalf of the requesting client.

It shall be noted that C&S reserves the right to use the services of the Independent Proxy Voting Service to maintain certain required records in accordance with all applicable regulations.

J. Pre-Solicitation Contact

From time to time, companies will seek to contact analysts, portfolio managers and others in advance of the formal proxy solicitation to solicit support for certain contemplated proposals. Such contact can potentially result in the recipient receiving material non-public information and result in the imposition of trading restrictions. Accordingly, pre-solicitation contact should occur only under very limited circumstances and only in accordance with the terms set forth herein.

What is material non-public information? The definition of material non-public information is highly subjective. The general test, however, is whether or not such information would reasonably affect an investor’s decision to buy, sell or hold securities, or whether it would be likely to have a significant market impact. Examples of such information include, but are not limited to:

•	a pending acquisition or sale of a substantial business;

•	financial results that are better or worse than recent trends would lead one to expect;

•	major management changes;

•	an increase or decrease in dividends;

•	calls or redemptions or other purchases of its securities by the company;

•	a stock split, dividend or other recapitalization; or

•	financial projections prepared by the company or the company’s representatives.

What is pre-solicitation contact? Pre-solicitation contact is any communication, whether oral or written, formal or informal, with the company or a representative of the company regarding proxy proposals prior to publication of the official proxy solicitation materials. This contact can range from simply polling investors as to their reaction to a broad topic, e.g., “How do you feel about dual classes of stock?”, to very specific inquiries, e.g., “Here’s a term sheet for our restructuring. Will you vote to approve this?”

What should be done upon contact? Determining the appropriateness of the contact is a factual inquiry which must be determined on a case-by-case basis. For instance, it might be acceptable for us to provide companies with our general approach to certain issues. Promising our vote, however, is prohibited under all circumstances. In the event a C&S employee is contacted in advance of the publication of proxy solicitation materials, that employee should notify the Legal and Compliance Group immediately.

It is also critical to keep in mind that as a fiduciary, we exercise our proxies solely in the best interests of our clients. Outside influences, including those from within C&S, should not interfere in any way in our decision making process.

Part II: Proxy Voting Guidelines

This statement sets forth the policies and procedures that Cohen & Steers, Inc. and its affiliated advisors (“C&S”, “we” or “us”) follow in exercising voting rights with respect to securities held in its client portfolios. All proxy-voting rights that are exercised by C&S shall be subject to this Statement of Policy and Procedures.

C&S is a global asset management organization with the capabilities to invest in securities of issuers located around the globe. Because the regulatory framework and the business cultures and practices vary from region to region, the General Guidelines contained in Part IIA are supplemented by the Europe and Asia/Pacific Guidelines contained in Parts IIB and Part IIC, which will, in addition to the General Guidelines, apply to the issuers of securities in Europe and Asia. To the extent that there may be inconsistencies between the General Guidelines contained in Part IIA and the supplemental Europe and Asia/Pacific Guidelines contained in Parts IIB and IIC, the supplemental Europe and Asia/Pacific Guidelines will control.

Part II.A: General Proxy Voting Guidelines

1. Objectives

Voting rights are an important component of corporate governance. C&S has three overall objectives in exercising voting rights:

•

Responsibility. C&S shall seek to ensure that there is an effective means in place to hold companies accountable for their actions. While management must be accountable to its board, the board must be accountable to a company’s shareholders. Although accountability can be promoted in a variety of ways, protecting shareholder voting rights may be among our most important tools.

•

Rationalizing Management and Shareholder Concerns. C&S seeks to ensure that the interests of a company’s management and board are aligned with those of the company’s shareholders. In this respect, compensation must be structured to reward the creation of shareholder value.

•

Shareholder Communication. Since companies are owned by their shareholders, C&S seeks to ensure that management effectively communicates with its owners about the company’s business operations and financial performance. It is only with effective communication that shareholders will be able to assess the performance of management and to make informed decisions on when to buy, sell or hold a company’s securities.

2. General Principles

In exercising voting rights, C&S shall conduct itself in accordance with the general principles set forth below.

•	The ability to exercise a voting right with respect to a security is a valuable right and, therefore, must be viewed as part of the asset itself.

•	In exercising voting rights, C&S shall engage in a careful evaluation of issues that may materially affect the rights of shareholders and the value of the security.

•	Consistent with general fiduciary principles, the exercise of voting rights shall always be conducted with reasonable care, prudence and diligence.

•	In exercising voting rights on behalf of clients, C&S shall conduct itself in the same manner as if C&S were the constructive owner of the securities.

•	To the extent reasonably possible, C&S shall participate in each shareholder voting opportunity.

•	Voting rights shall not automatically be exercised in favor of management-supported proposals.

•	C&S, and its officers and employees, shall never accept any item of value in consideration of a favorable proxy voting decision.

3. General Guidelines

Set forth below are general guidelines that C&S shall follow in exercising proxy voting rights:

Prudence. In making a proxy voting decision, C&S shall give appropriate consideration to all relevant facts and circumstances, including the value of the securities to be voted and the likely effect any vote may have on that value. Since voting rights must be exercised on the basis of an informed judgment, investigation shall be a critical initial step.

Third Party Views. While C&S may consider the views of third parties, C&S shall never base a proxy voting decision solely on the opinion of a third party. Rather, decisions shall be based on a reasonable and good faith determination as to how best to maximize shareholder value.

Shareholder Value. Just as the decision whether to purchase or sell a security is a matter of judgment, determining whether a specific proxy resolution will increase the market value of a security is a matter of judgment as to which informed parties may differ. In determining how a proxy vote may affect the economic value of a security, C&S shall consider both short-term and long-term views about a company’s business and prospects, especially in light of our projected holding period on the stock (e.g., C&S may discount long-term views on a short-term holding).

4. Specific Guidelines

Uncontested Director Elections

Votes on director nominees should be made on a case-by-case basis using a “mosaic” approach, where all factors are considered in director elections and where no single issue is deemed to be determinative. For example, a nominee’s experience and business judgment may be critical to the long-term success of the portfolio company, notwithstanding the fact that he or she may serve on the board of more than four public companies. In evaluating nominees, we consider the following factors:

•	Whether the nominee attended less than 75 percent of the board and committee meetings without a valid excuse for the absences;

•	Whether the nominee is an inside or affiliated outside director and sits on the audit, compensation, or nominating committees;

•	Whether the nominee ignored a significant shareholder proposal that was approved by a (i) majority of the shares outstanding or (ii) majority of the votes cast for two consecutive years;

•

Whether the nominee, without shareholder approval, to our knowledge instituted a new poison pill plan, extended an existing plan, or adopted a new plan upon the expiration of an existing plan during the past year;

•	Whether the nominee is an inside or affiliated outside director and the full board serves as the audit, compensation, or nominating committee or the company does not have one of these committees;

•	Whether the nominee is an insider or affiliated outsider on boards that are not at least majority independent;

•	Whether the nominee is the CEO of a publicly-traded company who serves on more than two public boards;

•	Whether the nominee serves on more than four public company boards;

•

Whether the nominee serves on the audit committee where there is evidence (such as audit reports or reports mandated under the Sarbanes Oxley Act) that there exists material weaknesses in the company’s internal controls;

•

Whether the nominee serves on the compensation committee if that director was present at the time of the grant of backdated options or options the pricing or the timing of which we believe may have been manipulated to provide additional benefits to executives;

•	Whether the nominee is believed by us to have a material conflict of interest with the portfolio company; and

•

Whether the nominee (or the overall board) in our view has a record of making poor corporate or strategic decisions or has demonstrated an overall lack of good business judgment, including, among other things, whether the company’s total shareholder return is in the bottom 25% of its peer group over the prior five years.

We vote on a case-by-case basis for shareholder proposals requesting companies to amend their bylaws in order to create access to the proxy so as to nominate candidates for directors. We recognize the importance of shareholder access to the ballot process as a means to ensure that boards do not become self-perpetuating and self-serving. However, we are also aware that some proposals may promote certain interest groups and could be disruptive to the nomination process.

Special attention will be paid to companies that display a chronic lack of shareholder accountability.

Proxy Contests

Director Nominees in a Contested Election. By definition, this type of board candidate or slate runs for the purpose of seeking a significant change in corporate policy or control. Therefore, the economic impact of the vote in favor of or in opposition to that director or slate must be analyzed using a higher standard such as is normally applied to changes in control. Criteria for evaluating director nominees as a group or individually should also include: the underlying reason why the new slate (or individual director) is being proposed; performance; compensation; corporate governance provisions and takeover activity; criminal activity; attendance at meetings; investment in the company; interlocking directorships; inside, outside and independent directors; number of other board seats; and other experience. It is impossible to have a general policy regarding director nominees in a contested election.

Reimbursement of Proxy Solicitation Expenses. Decisions to provide full reimbursement for dissidents waging a proxy contest should be made on a case-by-case basis.

Ratification of Auditors

We vote for proposals to ratify auditors, unless an auditor has a financial interest in or association with the company, and is therefore not independent; or there is reason to believe that the independent auditor has rendered an opinion that is neither accurate nor indicative of the company’s financial position.

Generally, we vote against auditor ratification and withhold votes from audit committee members if non-audit fees exceed audit fees.

We vote on a case-by-case basis on auditor rotation proposals. Criteria for evaluating the rotation proposal include, but are not limited to: tenure of the audit firm; establishment and disclosure of a renewal process whereby the auditor is regularly evaluated for both audit quality and competitive price; length of the rotation period advocated in the proposal; and any significant audit related issues.

Generally, we vote against auditor indemnification and limitation of liability; however we recognize there may be situations where indemnification and limitations on liability may be appropriate.

Takeover Defenses

While we recognize that a takeover attempt can be a significant distraction for the board and management to deal with, the simple fact is that the possibility of a corporate takeover keeps management focused on maximizing shareholder value. As a result, C&S opposes measures that are designed to prevent or obstruct corporate takeovers because they can entrench current management. The following are our guidelines on change of control issues:

Shareholder Rights Plans. We acknowledge that there are arguments for and against shareholder rights plans, also known as “poison pills.” Companies should put their case for rights plans to shareholders.

We review on a case-by-case basis management proposals to ratify a poison pill. We generally look for shareholder friendly features including a two- to three-year sunset provision, a permitted bid provision and a 20 percent or higher flip-in provision.

Greenmail. We vote for proposals to adopt anti-greenmail charter or bylaw amendments or otherwise restrict a company’s ability to make greenmail payments.

Unequal Voting Rights. Generally, we vote against dual-class recapitalizations as they offer an effective way for a firm to thwart hostile takeovers by concentrating voting power in the hands of management or other insiders.

Classified Boards. We generally vote in favor of shareholder proposals to declassify a board of directors, although we acknowledge that a classified board may be in the long-term best interests of a company in certain situations, such as continuity of a strong board and management team. In voting on shareholder proposals to declassify a board of directors, we evaluate all facts and circumstances surrounding such proposal, including whether the shareholder proposing the de-classification has an agenda in making such proposal that may be at odds with the long-term best interests of the company or whether it would be in the best interests of the company to thwart a shareholder’s attempt to control the board of directors.

Cumulative Voting. Having the ability to cumulate our votes for the election of directors—that is, cast more than one vote for a director about whom they feel strongly—generally increases shareholders’ rights to effect change in the management of a corporation. We generally support, therefore, proposals to adopt cumulative voting.

Shareholder Ability to Call Special Meeting. C&S votes on a case-by-case basis for shareholder proposals requesting companies to amend their governance documents (bylaws and/or charter) in order to allow shareholders to call special meetings. We recognize the importance on shareholder ability to call a special meeting, however, we are also aware that some proposals are put forth in order to promote the agenda(s) of certain special interest groups and could be disruptive to the management of the company.

Shareholder Ability to Act by Written Consent. We generally vote against proposals to allow or facilitate shareholder action by written consent. The requirement that all shareholders be given notice of a shareholders’ meeting and matters to be discussed therein seems to provide a reasonable protection of minority shareholder rights.

Shareholder Ability to Alter the Size of the Board. We generally vote for proposals that seek to fix the size of the board and vote against proposals that give management the ability to alter the size of the board without shareholder approval. While we recognize the importance of such proposals, we are however also aware that these proposals are sometimes put forth in order to promote the agenda(s) of certain special interest groups and could be disruptive to the management of the company.

Miscellaneous Board Provisions

Board Committees. Boards should delegate key oversight functions, such as responsibility for audit, nominating and compensation issues, to independent committees. The chairman and members of any committee should be clearly identified in the annual report. Any committee should have the authority to engage independent advisors where appropriate at the company’s expense.

Audit, nominating and compensation committees should consist solely of non-employee directors, who are independent of management.

Separate Chairman and CEO Positions. We will generally vote for proposals looking to separate the CEO and Chairman roles. We do acknowledge, however, that under certain circumstances, it may be reasonable for the CEO and Chairman roles to be held by a single person.

Lead Directors and Executive Sessions. In cases where the CEO and Chairman roles are combined, we will vote for the appointment of a “lead” (non-insider) director and for regular “executive” sessions (board meetings taking place without the CEO/Chairman present).

Majority of Independent Directors. We vote for proposals that call for the board to be composed of a majority of independent directors. We believe that a majority of independent directors can be an important factor in facilitating objective decision making and enhancing accountability to shareholders.

Independent Committees. We vote for shareholder proposals requesting that the board’s audit, compensation, and nominating committees consist exclusively of independent directors.

Stock Ownership Requirements. We support measures requiring senior executives to hold a minimum amount of stock in a company (often expressed as a percentage of annual compensation), requiring stock acquired through option exercise to be held for a certain minimum amount of time and issuing restricted stock awards instead of options.

Term of Office. We vote against shareholder proposals to limit the tenure of outside directors. Term limits pose artificial and arbitrary impositions on the board and could harm shareholder interests by forcing experienced and knowledgeable directors off the board.

Director and Officer Indemnification and Liability Protection. Proposals concerning director and officer indemnification and liability protection should be evaluated on a case-by-case basis.

Board Size. We generally vote for proposals to limit the size of the board to 15 members or less.

Majority Vote Standard. We generally vote for proposals asking for the board to initiate the appropriate process to amend the company’s governance documents (charter or bylaws) to provide that director nominees shall be elected by the affirmative vote of the majority of votes cast at an annual meeting of shareholders. We would generally review on a case-by-case basis proposals that address alternative approaches to a majority vote requirement.

Confidential Voting. We vote for shareholder proposals requesting that companies adopt confidential voting, use independent tabulators, and use independent inspectors of election as long as the proposals include clauses for proxy contests as follows: in the case of a contested election, management should be permitted to request that the dissident group honor its confidential voting policy. If the dissidents agree, the policy remains in place. If the dissidents do not agree, the confidential voting policy is waived.

We also vote for management proposals to adopt confidential voting.

Bundled Proposals. We review on a case-by-case basis bundled or “conditioned” proxy proposals. In the case of items that are conditioned upon each other, we examine the benefits and costs of the packaged items. In instances where the joint effect of the conditioned items is not in shareholders’ best interests, we vote against the proposals. If the combined effect is positive, we support such proposals.

Date/Location of Meeting. We vote against shareholder proposals to change the date or location of the shareholders’ meeting. No one site will meet the needs of all shareholders.

Adjourn Meeting if Votes are Insufficient. Open-end requests for adjournment of a shareholder meeting generally will not be supported. However, where management specifically states the reason for requesting an adjournment and the requested adjournment is necessary to permit a proposal that would otherwise be supported under this policy to be carried out, the adjournment request will be supported.

Disclosure of Shareholder Proponents. We vote for shareholder proposals requesting that companies disclose the names of shareholder proponents. Shareholders may wish to contact the proponents of a shareholder proposal for additional information.

Capital Structure

Increase Additional Common Stock. We generally vote for increases in authorized shares, provided that the increase is not greater than three times the number of shares outstanding and reserved for issuance (including shares reserved for stock-related plans and securities convertible into common stock, but not shares reserved for any poison pill plan).

Votes generally are cast in favor of proposals to authorize additional shares of stock except where the proposal:

•	creates a blank check preferred stock; or

•	establishes classes of stock with superior voting rights.

Blank Check Preferred Stock. Votes generally are cast in opposition to management proposals authorizing the creation of new classes of preferred stock with unspecific voting, conversion, distribution and other rights, and management proposals to increase the number of authorized blank check preferred shares. We may vote in favor of this type of proposal when we receive assurances to our reasonable satisfaction that (i) the preferred stock was authorized by the board for the use of legitimate capital formation purposes and not for anti-takeover purposes, and (ii) no preferred stock will be issued with voting power that is disproportionate to the economic interests of the preferred stock. These representations should be made either in the proxy statement or in a separate letter from the company to C&S.

Preemptive Rights. Votes regarding shareholder proposals seeking preemptive rights are determined on a case-by-case basis after evaluating:

•	The size of the company;

•	The shareholder base; and

•	The liquidity of the stock.

For example, it would be difficult to support a shareholder proposal that would require an S&P 500 company with over $1 billion in equity held by thousands of shareholders (with no single shareholder owning a significant percentage of outstanding shares) to implement preemptive rights each time it conducted a new offering. Such a requirement would be impractical and extremely costly. Moreover, at companies with that large of a shareholder base and the ease with which shareholders could preserve their relative interest through purchases of shares on the on the open market, the cost of implementing preemptive rights does not seem justifiable in relation to the benefits.

Dual Class Capitalizations. Because classes of common stock with unequal voting rights limit the rights of certain shareholders, we vote against adoption of a dual or multiple class capitalization structure.

Restructurings/Recapitalizations. We review proposals to increase common and/or preferred shares and to issue shares as part of a debt restructuring plan on a case-by-case basis. In voting, we consider the following issues:

•	dilution—how much will ownership interest of existing shareholders be reduced, and how extreme will dilution to any future earnings be?

•	change in control—will the transaction result in a change in control of the company?

•	bankruptcy—generally, approve proposals that facilitate debt restructurings unless there are clear signs of self-dealing or other abuses.

Share Repurchase Programs. Boards may institute share repurchase or stock buy-back programs for a number of reasons. C&S will generally vote in favor of such programs where the repurchase would be in the long-term best interests of shareholders, and where the company is not thought to be able to use the cash in a more useful way.

We will vote against such programs when shareholders’ interests could be better served by deployment of the cash for alternative uses, or where the repurchase is a defensive maneuver or an attempt to entrench management.

Targeted Share Placements. These shareholder proposals ask companies to seek stockholder approval before placing 10% or more of their voting stock with a single investor. The proposals are typically in reaction to the placement by various companies of a large block of their voting stock in an ESOP, parent capital fund or with a single friendly investor, with the aim of protecting themselves against a hostile tender offer. These proposals are voted on a case-by-case basis after reviewing the individual situation of the company receiving the proposal.

Executive and Director Compensation

Stock-based Incentive Plans. Votes with respect to compensation plans should be determined on a case-by-case basis. The analysis of compensation plans focuses primarily on the transfer of shareholder wealth (the dollar cost of pay plans to shareholders). Other matters included in our analysis are the amount of the company’s outstanding stock to be reserved for the award of stock options or restricted stock, whether the exercise price of an option is less than the stock’s fair market value at the date of the grant of the options, and whether the plan provides for the exchange of outstanding options for new ones at lower exercise prices. Every award type is valued. An estimated dollar cost for the proposed plan and all continuing plans is derived. This cost, dilution to shareholders’ equity, will also be expressed as a percentage figure for the transfer of shareholder wealth and will be considered along with dilution to voting power. Once the cost of the plan is estimated, it is compared to an allowable industry-specific and market cap-based dilution cap.

If the proposed plan cost is above the allowable cap, an against vote is indicated. If the proposed cost is below the allowable cap, a vote for the plan is indicated unless the plan violates the repricing guidelines. If the company has a history of repricing options or has the express ability to reprice underwater stock options without first securing shareholder approval under the proposed plan, the plan receives an against vote—even in cases where the plan cost is considered acceptable based on the quantitative analysis.

We vote against equity plans that have high average three year burn rates, unless the company has publicly committed to reduce the burn rate to a rate that is comparable to its peer group (as determined by C&S).

Approval of Cash or Cash-and-Stock Bonus Plans. We vote for cash or cash-and-stock bonus plans to exempt the compensation from limits on deductibility under the provisions of Section 162(m) of the Internal Revenue Code.

Executive Compensation. Executive compensation should be tied to the performance of the executive and the company as well as relevant market conditions. We feel that the performance criteria and specific amounts and types of executive compensation are best decided by a company’s board of directors and/or its compensation committee and fully disclosed to shareholders. We will, however, typically monitor the compensation practices of those companies that compensate their executives in the top 10% tier to determine whether compensation to these executives is commensurate to the company’s performance (i.e., we expect companies that pay their executives in the top 10% pay range to also be performing commensurately well).

Further, we will vote for shareholder proposals that call for shareholders to vote, in a non-binding manner, on executive pay since such vote is non-binding and is merely informative for the board of directors and/or compensation committee. Further, we generally vote for shareholder proposals that seek additional disclosure of executive and director pay information.

Reload/Evergreen Features. We will generally vote against plans that enable the issuance of reload options and that provide an automatic share replenishment (“evergreen”) feature.

Golden Parachutes. We oppose the use of accelerated employment contracts that result in cash grants of greater than three times annual compensation (salary and bonus) in the event of termination of employment following a change in control of a company. In general, the guidelines call for voting against “golden parachute” plans because they impede potential takeovers that shareholders should be free to consider. We generally withhold our votes at the next shareholder meeting for directors who to our knowledge approved golden parachutes.

401(k) Employee Benefit Plans. We vote for proposals to implement a 401(k) savings plan for employees.

Employee Stock Purchase Plans. We support employee stock purchase plans, although we generally believe the discounted purchase price should be at least 85% of the current market price.

Option Expensing. We vote for shareholder proposals to expense fixed-price options.

Vesting. We believe that restricted stock awards normally should vest over at least a two-year period.

Option Repricing. Stock options generally should not be re-priced, and never should be re-priced without shareholder approval. In addition, companies should not issue new options, with a lower strike price, to make up for previously issued options that are substantially underwater. C&S will vote against the election of any slate of directors that, to its knowledge, has authorized a company to re-price or replace underwater options during the most recent year without shareholder approval.

Stock Holding Periods. Generally vote against all proposals requiring executives to hold the stock received upon option exercise for a specific period of time.

Transferable Stock Options. Review on a case-by-case basis proposals to grant transferable stock options or otherwise permit the transfer of outstanding stock options, including cost of proposal and alignment with shareholder interests.

Recoup Bonuses. We vote on a case-by-case on shareholder proposals to recoup unearned incentive bonuses or other incentive payments made to senior executives if it is later determined that fraud, misconduct, or negligence significantly contributed to a restatement of financial results that led to the awarding of unearned incentive compensation.

Incorporation

Reincorporation Outside of the United States. Generally, we will vote against companies looking to reincorporate outside of the U.S.

Voting on State Takeover Statutes. We review on a case-by-case basis proposals to opt in or out of state takeover statutes (including control share acquisition statutes, control share cash-out statutes, freezeout provisions, fair price provisions, stakeholder laws, poison pill endorsements, severance pay and labor contract provisions, antigreenmail provisions, and disgorgement provisions). In voting on these shareholder proposals, we evaluate all facts and circumstances surrounding such proposal, including whether the shareholder proposing such measure has an agenda in making such proposal that may be at odds with the long-term best interests of the company or whether it would be in the best interests of the company to thwart a shareholder’s attempt to control the board of directors.

Voting on Reincorporation Proposals. Proposals to change a company’s state of incorporation are examined on a case-by-case basis. In making our decision, we review management’s rationale for the proposal, changes to the charter/bylaws, and differences in the state laws governing the companies.

Mergers and Corporate Restructurings

Mergers and Acquisitions. Votes on mergers and acquisitions should be considered on a case-by-case basis, taking into account factors including the following: anticipated financial and operating benefits; offer price (cost vs. premium); prospects of the combined companies; how the deal was negotiated; and changes in corporate governance and their impact on shareholder rights.

We vote against proposals that require a super-majority of shareholders to approve a merger or other significant business combination. We support proposals that seek to lower super-majority voting requirements.

Nonfinancial Effects of a Merger or Acquisition. Some companies have proposed a charter provision which specifies that the board of directors may examine the nonfinancial effect of a merger or acquisition on the company. This provision would allow the board to evaluate the impact a proposed change in control would have on employees, host communities, suppliers and/or others. We generally vote against proposals to adopt such charter provisions. We feel it is the directors’ fiduciary duty to base decisions solely on the financial interests of the shareholders.

Corporate Restructuring. Votes on corporate restructuring proposals, including minority squeezeouts, leveraged buyouts, “going private” proposals, spin-offs, liquidations, and asset sales, should be considered on a case-by-case basis.

Spin-offs. Votes on spin-offs should be considered on a case-by-case basis depending on the tax and regulatory advantages, planned use of sale proceeds, market focus, and managerial incentives.

Asset Sales. Votes on asset sales should be made on a case-by-case basis after considering the impact on the balance sheet/working capital, value received for the asset, and potential elimination of diseconomies.

Liquidations. Votes on liquidations should be made on a case-by-case basis after reviewing management’s efforts to pursue other alternatives, appraisal value of assets, and the compensation plan for executives managing the liquidation.

Appraisal Rights. We vote for proposals to restore, or provide shareholders with, rights of appraisal. Rights of appraisal provide shareholders who are not satisfied with the terms of certain corporate transactions the right to demand a judicial review in order to determine a fair value for their shares.

Changing Corporate Name. We vote for changing the corporate name.

Shareholder Rights

Our position on the rights of shareholders is as follows:

•	Shareholders should be given the opportunity to exercise their rights. Notification of opportunities for the exercise of voting rights should be given in good time.

•	Shareholders are entitled to submit questions to company management.

•	Minority shareholders should be protected as far as possible from the exercise of voting rights by majority shareholders.

•

Shareholders are entitled to hold company management as well as the legal person or legal entity accountable for any action caused by the company or company management for which the company, company management or legal entity should bear responsibility.

Social Issues

We believe that it is the responsibility of the board and management to run a company on a daily basis. With this in mind, in the absence of unusual circumstances, we do not believe that shareholders should be involved in determining how a company should address broad social and policy issues. As a result, we generally vote against these types of proposals, which are generally initiated by shareholders, unless we believe the proposal has significant economic implications.

Part II.B: Supplemental Europe Proxy Voting

Reports & Accounts

Annual Report. Reports and accounts should be both detailed and transparent, and should be submitted to shareholders for approval in a timely manner prescribed by law. They should meet accepted reporting standards, such as those prescribed by the International Accounting Standards Board (IASB) and should meet with the spirit as well as the letter of those reporting standards.

We generally approve proposals relating to the adoption of annual accounts provided that:

•	the report has been examined by an independent external accountant and the accuracy of material items in the report is not in doubt;

•	the report complies with legal and regulatory requirements and best practice provisions in local markets;

•	the company discloses which portion of the remuneration paid to the external accountant relates to auditing activities and which portion relates to non-auditing advisory assignments;

•	a report on the implementation of risk management and internal control measures is incorporated, including an in-control statement from company management;

•

a report should includes a statement of compliance with relevant codes of best practice, in markets where they exist (for UK companies, a statement of compliance with the Combined Code of Corporate Governance should be made, together with detailed explanations regarding any area of non-compliance); and

•	a conclusive response is given to all queries from shareholders.

Legal disclosure varies from market to market. If, in our opinion, a company’s standards of disclosure (whilst meeting minimum legal requirements) are insufficient in any particular area, we will inform company management of our concerns. Depending on the circumstances, we will either abstain or vote against the resolution concerned. Similar consideration would relate to the use of inappropriate accounting methods.

Remuneration Report. The remuneration policy as it relates to senior management should ideally be presented to shareholders as a separate voting item. We would expect the report to contain full details of all aspects of individual director’s emoluments. We will endeavor to engage with the company or seek an explanation regarding any areas of remuneration which fall outside our guidelines and we will abstain or vote against the remuneration report if we feel that explanation is insufficient.

Dividends

Proposals for the payment of dividends should be presented to shareholders for approval, and should be fully disclosed in advance of the meeting. We typically vote against dividend proposals if we deem the payout ratio to be too low, or if the earnings and cash cover are inadequate and payment of the proposed dividend would prejudice the solvency or future prospects of the company.

Board of Directors

Board Structure. Companies should be controlled by an effective board, with an appropriate balance of executive and independent directors, such that no single stakeholder, or group of stakeholders, has a disproportionate or undue level of influence. C&S is generally in favour of unitary boards of the type found in the UK, as opposed to tiered board structures. We find that unitary boards offer flexibility while, with a tiered structure, there is a risk of upper tier directors becoming remote from the business, while lower tier directors become deprived of contact with outsiders of wider experience. No director should be excluded from the requirement to submit him/herself for re-election on a regular basis.

Director’s Liability. In certain markets, this proposal asks shareholders to give blanket discharge from responsibility for all decisions made during the previous financial year. Depending on the market, this resolution may or may not be legally binding, and may not release the board from its legal responsibility.

C&S will usually vote against discharging the board from responsibility in cases of pending litigation, or if there is evidence of wrongdoing for which the board must be held accountable.

Companies may arrange Directors and Officers (“D&O”) liability insurance, to indemnify executives in certain circumstances, such as class action lawsuits and other litigation. C&S generally supports such proposals, although we do not approve of arrangements where directors are given 100% indemnification, as this could absolve them of responsibility for their actions and encourage them to act recklessly.

Multiple Directorships. Generally, we believe that no single individual should chair more than one major listed company especially where conflicts of interest may arise between or among these listed companies.

Compensation

Directors’ Contracts. Market practice regarding the length of director’s service contracts varies enormously country by country. To this end, C&S takes into account local market practice when making judgments in this area.

Executive Director’s Remuneration. Executive remuneration is and will remain a contentious issue, particularly the overall quantum of remuneration. However, company policy in this area cannot be prescribed by any code or formula to cater for all circumstances and must depend on responsible and well-informed judgment on the part of remuneration committees. Any remuneration policy should be transparent and fully disclosed to shareholders in a separate Remuneration Report within the Annual Report. Compensation should contain both a short-term and long-term element, which fully aligns the executive with shareholders.

C&S will generally vote against shareholder proposals to restrict arbitrarily the compensation of executives or other employees. We feel that the specific amounts and types of employee compensation are within the ordinary business responsibilities of the board and the company management. However, the remuneration of executive directors should be determined by independent remuneration committees and fully disclosed to shareholders. Any stock option plans or long-term incentive plans should meet our guidelines for such plans set forth herein.

Transaction bonuses, or other retrospective ex-gratia payments, should not be made.

Independent Director’s Remuneration. C&S believes that independent directors should be paid, at least in part, in shares of the company wherever possible, in order to align their interests with the interests of shareholders. Performance criteria, however, should never be attached. We believe that independent directors should not be awarded share options.

Share Option Schemes. Share option schemes should be clearly explained and fully disclosed to both shareholders and participants, and put to shareholders for approval. Each director’s share options should be detailed, including exercise prices, expiry dates and the market price of the shares at the date of exercise. They should take into account appropriate levels of dilution, such as those set out in ABI, NAPF and similar guidelines. Options should vest in reference to challenging performance criteria, which are disclosed in advance. Share options should never be issued at a discount, and there should be no award for below-median performance.

Best practice requires that share options be fully expensed, so that shareholders can assess their true cost to the company. The assumptions and methodology behind the expensing calculation should also be explained to shareholders.

We will generally vote against the cancellation and re-issue, re-testing or re-pricing, of underwater options.

Share Plans/Stock Based Compensation. The dilution effect of company shares authorized under a new stock based compensation plan, or shares authorized under an existing stock based compensation plan, should not exceed 10%.

Long-Term Incentive Plans (L-TIPs). C&S will vote in favour of well-structured schemes with keen incentives and challenging performance criteria, which are fully disclosed to shareholders in advance, and vote against payments which are excessive or performance criteria which are undemanding, or where there is excessive discretion exercised by remuneration committees. We would expect remuneration committees to explain why criteria are considered to be challenging and how they align the interests of shareholders with the interests of the recipients.

Pensions. Pension arrangements should be transparent and cost-neutral to shareholders. C&S believes it is inappropriate for executives to participate in pension arrangements which are materially different to those of employees (such as continuing to participate in a final salary arrangement, when employees have been transferred to a money purchase scheme). One-off payments into individual director’s pension schemes, changes to pension entitlements and waivers concerning early retirement provisions must be fully disclosed and justified to shareholders.

Issue of Capital

Issue of Equity. In most countries, company law requires that shareholder approval be obtained in order to increase the authorized share capital of the company. Any new issue of equity should take into account appropriate levels of dilution.

Issuances can be carried out with or without preemptive rights. Although we recognize that preemptive rights are valuable to shareholders, we also acknowledge that in some cases, companies may need the ability to raise funds for routine business contingencies without the expense of carrying out a preemptive rights issue (such as the servicing of option plans, small acquisitions, or payment for services). Therefore, while conventions regarding this type of authority vary widely among countries, after taking into account first and foremost appropriate levels of dilution for an offering, we routinely approve issuance requests without preemptive rights for up to 20 percent of a company’s outstanding capital.

Issue of Debt. Reasons for increased bank borrowing powers are many and varied, including allowing normal growth of the company, the financing of acquisitions, and allowing increased financial leverage. Management may also attempt to borrow as part of a takeover defense. C&S will generally vote in favour of proposals which will enhance a company’s long-term prospects. We will vote against any uncapped or poorly-defined increase in bank borrowing powers or borrowing limits, as well as issuances which would result in the company reaching an unacceptable level of financial leverage, where there is a material reduction in shareholder value, or where such borrowing is expressly intended as part of a takeover defense.

Part II.C: Supplemental Asia/Pacific Proxy Voting Guidelines

Annual Report

Reports and accounts should be both detailed and transparent, and should be submitted to shareholders for approval in a timely manner prescribed by law. They should meet accepted reporting standards. Reports should meet with the spirit as well as the letter of reporting standards, including the most recent recommendations of the International Accounting Standards Board (IASB).

The annual report should include a statement of compliance with relevant codes of best practice, in markets where they exist.

Legal disclosure varies from market to market. If, in our opinion, a company’s standards of disclosure (whilst meeting minimum legal requirements) are insufficient in any particular area, we will inform company management of our concerns. Depending on the circumstances, we may either abstain or vote against the resolution concerned. Similar consideration would relate to the use of inappropriate accounting methods.

Dividends

Proposals for the payment of dividends should be presented to shareholders for approval, and should be fully disclosed in advance of the meeting. We generally vote against dividend proposals if we feel that payment of the proposed dividend would prejudice the solvency or future prospects of the company.

Boards

Board Structure. C&S is in favour of unitary boards of the type commonly found in Hong Kong, as opposed to tiered board structures.

Board Independence. C&S believes that a strong independent element to a board is essential to the effective running of a company. The calibre and number of independent directors on a board should be such that their views will carry significant weight in the board’s decisions.

We believe that as a minimum, all boards should have at least three independent directors, unless the company is of such a size that sustaining such a number would be an excessive burden.

C&S will use its voting powers to encourage appropriate levels of board independence, taking into account local market practice.

Board Committees. Where appropriate, boards should delegate key oversight functions to independent committees. The chairman and members of any committee should be clearly identified in the annual report.

Directors

Executive Director’s Remuneration. Executive remuneration is and will remain a contentious issue, particularly the overall quantum of remuneration. C&S will generally vote against shareholder proposals to arbitrarily limit the compensation of executives or other employees.

Director’s Liability. In certain markets, this proposal asks shareholders to give blanket discharge from responsibility for all decisions made during the previous financial year. Depending on the market, this resolution may or may not be legally binding, and may not release the board from its legal responsibility.

C&S will generally vote against discharging the board from responsibility in cases of pending litigation, or if there is evidence of wrongdoing for which the board must be held accountable.

Non Executive Directors

Role of Independent Directors. C&S believes that a strong independent element to a board is important to the effective running of a company. In determining our vote, we will always consider independence issues on a case-by-case basis, taking into account any exceptional individual circumstances, together with local markets’ differing attitudes to director independence.

In order to help assess their contribution to the company, the time spent by each independent director should be disclosed to shareholders, as well as their attendance at board and committee meetings.

Audit and Remuneration Committees should be composed exclusively of independent directors.

We recognize that independent directors in Japanese companies are still relatively rare, and therefore, a director’s independence is not the determinative factor in our decision to vote for or against such director. In determining our vote on directors of Japanese companies, we will however, apply such other factors as are described in Part IIA of this policy voting for directors of Japanese companies.

Director Independence. We consider that a director will generally be deemed to be independent if he or she has no significant financial, familial or other ties with the company which might pose a conflict, and has not been employed in an executive capacity by the company for at least the previous ten years.

Issue of Capital

Issue of Equity. In most countries, company law requires that shareholder approval be obtained in order to increase the authorized share capital of the company. Any new issue of equity should take into account appropriate levels of dilution and C&S will vote in favour of increases in capital which enhance a company’s long-term prospects.

Proposals for equity issues will also specify whether pre-emptive rights are to be retained or suppressed or partially suppressed for the issue. Although we recognize that preemptive rights are valuable to shareholders, we also acknowledge that in some cases, companies may need the ability to raise funds for routine business contingencies without the expense of carrying out a preemptive rights issue (such as the servicing of option plans, small acquisitions, or payment for services). Therefore, while conventions regarding this type of authority vary widely among countries, after taking into account first and foremost appropriate levels of dilution for an offering, we routinely approve issuance requests without preemptive rights for up to 10 percent of a company’s outstanding capital.

Issue of Debt. Reasons for increased bank borrowing powers are many and varied, including allowing normal growth of the company, the financing of acquisitions, and allowing increased financial leverage. Management may also attempt to borrow as part of a takeover defense.

C&S will vote in favour of proposals which will enhance a company’s long-term prospects. We will generally vote against an increase in bank borrowing powers which would result in the company reaching an unacceptable level of financial leverage, where such borrowing is expressly intended as part of a takeover defense, or where there is a material reduction in shareholder value.

Share Options/Long-Term Incentive Plans (L-Tips)

Share Options. Best practice requires that share options be fully expensed, so that shareholders can assess their true cost to the company. The assumptions and methodology behind the expensing calculation should also be explained to shareholders.

Share Plans/Stock Based Compensation. The dilution effect of company shares authorized under a new stock based compensation plan, or shares authorized under an existing stock based compensation plan, should not exceed 10%.

Long-Term Incentive Plans (L-TIPs). An L-TIP can be defined as any arrangement, other than deferred bonuses and retirement benefit plans, which require one or more conditions in respect of service and/or performance to be satisfied over more than one financial year.

C&S normally will vote in favour of schemes with keen incentives and challenging performance criteria, which are fully disclosed to shareholders in advance, and vote against payments which are excessive or performance criteria which are undemanding.

Issues Dealing with Japanese Portfolio Companies

Appointment of Internal Statutory Auditor. We generally look at the work history of each nominee. If the nominee is designated as independent but has worked the majority of his career for one of the company’s major shareholders, lenders or business partners, we consider the nominee affiliated and will withhold support.

Approval of Annual Bonuses for Directors or Statutory Auditors. We generally support the payment of annual bonuses except in cases of scandals or extreme underperformance; but we recognize that few companies pay bonuses in such situations.

Shareholder Rights Plans. As set forth in the general guidelines, we evaluate all poison pill proposals on a case-by-case basis. With respect to Japanese companies, however, we note that the primary problem is not the terms of the poison pills themselves—these are often superior to those of US companies due to features such as relatively high trigger thresholds, clear sunset provisions and an absence of “dead hand” provisions. Rather, the main problem is with Japanese companies’ insider-dominated boards and insufficient disclosure. Therefore, we examine not only the features of the pill itself, but also the circumstances surrounding the company, including share price movements, shareholder composition, board composition, and the company’s announced plans to improve shareholder value.

APPENDIX C

COMPARISON OF THE FUNDS’ INVESTMENT OBJECTIVES AND PRINCIPAL INVESTMENT

POLICIES AND RESTRICTIONS

A summary comparison of the investment objectives and principal investment policies and restrictions of the Funds is set forth in the table below. After the Mergers, the investment strategies, policies and restrictions of the combined Fund will be those of RQI, except to the extent certain of RQI’s fundamental policies are converted to non-fundamental policies as set forth in Proposals 3A-3C in this Proxy/Prospectus.

	RLF	RPF	RWF	RQI
Investment Objectives*	Primary: high current income through investment in real estate securities	Primary: high current income through investment in real estate securities	Primary: high current income	Primary: high current income through investment in real estate securities

	Secondary: capital appreciation	Secondary: capital appreciation	Secondary: capital appreciation	Secondary: capital appreciation

Principal Investment Strategies	Under normal market conditions, the Fund will invest at least 90% of its total assets in common stocks (including REIT shares), preferred stocks, rights or warrants to purchase common and preferred stock, securities convertible into common or preferred stocks, where in Investment Manager’s opinion, conversion represents significant element of securities value and other equity securities issued by real estate companies, such as REITs.	Under normal market conditions, the Fund will invest at least 90% of its total assets in common stocks (including REIT shares), preferred stocks, rights or warrants to purchase common and preferred stock, securities convertible into common or preferred stocks, where in Investment Manager’s opinion, conversion represents significant element of securities value and other equity securities issued by real estate companies, such as REITs.	Up to 70% in common stocks (including REIT shares) (approximately 75% of which will be companies located in Asia, Europe and Canada and approximately 25% of which will be U.S. companies).	None.

	RLF	RPF	RWF	RQI
	Under normal market conditions, the Fund will invest at least 80% of total assets will be invested in income producing equity securities issued by REITs.	Under normal market conditions, the Fund will invest at least 80% of total assets will be invested in income producing equity securities issued by REITs.	Under normal market conditions, the Fund will invest at least 80% of its managed assets in a portfolio of income-producing global real estate equity securities, which include common stocks, preferred stocks and other equity securities issued by global real estate companies, such as REITs and REIT-like structures.	Under normal market conditions, the Fund will invest at least 80% of total assets will be invested in income producing equity securities issued by high quality REITs.

Types of REITs	The Fund does not intend to invest more than 10% of total assets in mortgage REITs or hybrid REITs.	The Fund does not intend to invest more than 10% of total assets in mortgage REITs or hybrid REITs.	No limit.	No limit.

Foreign Securities	The Fund may invest up to 20% of total assets in foreign securities.	The Fund may invest up to 20% of total assets in foreign securities.

The Fund may invest up to 100% of its managed assets in securities of non-U.S. issuers or that are denominated in various foreign currencies or multinational currency units.

The Fund primarily invests in developed countries but may invest up to 15% of managed assets in emerging market countries and expects to have investments in at least three countries, including the U.S.

The Fund may invest up to 25% of total assets in foreign securities, and up to 15% in emerging market countries.

	RLF	RPF	RWF	RQI
Fixed-Income and Preferred Securities	The Fund may invest up to 20% of its total assets in preferred securities and other fixed income securities of companies not associated with real estate.	The Fund may invest up to 20% of its total assets in preferred securities and other fixed income securities of companies not associated with real estate.	The Fund may invest up to 30% of its managed assets in preferred and other fixed income securities of U.S. and non-U.S. companies	The Fund may invest up to 20% of its total assets in preferred securities and other fixed income securities of companies not associated with real estate.

Derivatives

The Fund may purchase and sell derivative instruments such as exchange-listed and over-the-counter put and call options on securities, and equity, fixed-income and interest rate indices, and other financial instruments; purchase and sell financial futures contracts and options thereon; and enter into various interest rate transactions such as swaps, caps, floors or collars or credit transactions; credit default swaps; forward contracts; and structured investments. In addition, the Fund may enter into various currency transactions, such as forward currency contracts, currency futures contracts, currency swaps or options on currency or currency futures.

The Fund may purchase and sell derivative instruments such as exchange-listed and over-the-counter put and call options on securities, and equity, fixed-income and interest rate indices, and other financial instruments; purchase and sell financial futures contracts and options thereon; and enter into various interest rate transactions such as swaps, caps, floors or collars or credit transactions; credit default swaps; forward contracts; and structured investments. In addition, the Fund may enter into various currency transactions, such as forward currency contracts, currency futures contracts, currency swaps or options on currency or currency futures.

The Fund may purchase and sell derivative instruments such as exchange-listed and over-the-counter put and call options on securities, and equity, fixed-income and interest rate indices, and other financial instruments; purchase and sell financial futures contracts and options thereon; and enter into various interest rate transactions such as swaps, caps, floors or collars or credit transactions; credit default swaps; forward contracts; and structured investments. In addition, the Fund may enter into various currency transactions, such as forward currency contracts, currency futures contracts, currency swaps or options on currency or currency futures.

The Fund may purchase and sell derivative instruments such as exchange-listed and over-the-counter put and call options on securities, and equity, fixed-income and interest rate indices, and other financial instruments; purchase and sell financial futures contracts and options thereon; and enter into various interest rate transactions such as swaps, caps, floors or collars or credit transactions; credit default swaps; forward contracts; and structured investments. In addition, the Fund may enter into various currency transactions, such as forward currency contracts, currency futures contracts, currency swaps or options on currency or currency futures.

	RLF	RPF	RWF	RQI
	The Fund also may purchase and sell derivative instruments that combine features of these instruments.	The Fund also may purchase and sell derivative instruments that combine features of these instruments.	The Fund also may purchase and sell derivative instruments that combine features of these instruments.	The Fund also may purchase and sell derivative instruments that combine features of these instruments.

Restricted and Illiquid Securities	The Fund will not invest more than 10% of its managed assets in illiquid real estate securities	No limitations on Fund’s ability to invest in illiquid securities.	The Fund will not invest more than 10% of its managed assets in illiquid real estate securities.	No limitations on Fund’s ability to invest in illiquid securities.

Leverage	The Fund may use financial leverage for investment purposes.	The Fund may use financial leverage for investment purposes.	The Fund may use financial leverage for investment purposes.	The Fund may use financial leverage for investment purposes.

Defensive Investing	When overall market or general economic conditions justify a temporary defensive position, the Fund may deviate from its investment objectives and invest all or any portion of its assets in investment grade debt securities, without regard to whether the issuer is a real estate company.	When overall market or general economic conditions justify a temporary defensive position, the Fund may deviate from its investment objectives and invest all or any portion of its assets in investment grade debt securities, without regard to whether the issuer is a real estate company.	When overall market or general economic conditions justify a temporary defensive position, the Fund may deviate from its investment objectives and invest all or any portion of its assets in investment grade debt securities, without regard to whether the issuer is a real estate company.	When overall market or general economic conditions justify a temporary defensive position, the Fund may deviate from its investment objectives and invest all or any portion of its assets in short-term debt instruments, government securities, cash or cash equivalents, without regard to whether the issuer is a real estate company.

	RLF	RPF	RWF	RQI
Cash Reserves	The Fund’s cash reserves, held to provide sufficient flexibility to take advantage of new opportunities for investments and for other cash needs, will be invested in money market instruments. Money market instruments in which the Fund may invest its cash reserves will generally consist of obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities and such obligations which are subject to repurchase agreements and commercial paper.	The Fund’s cash reserves, held to provide sufficient flexibility to take advantage of new opportunities for investments and for other cash needs, will be invested in money market instruments. Money market instruments in which the Fund may invest its cash reserves will generally consist of obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities and such obligations which are subject to repurchase agreements and commercial paper.	The Fund’s cash reserves, held to provide sufficient flexibility to take advantage of new opportunities for investments and for other cash needs, will be invested in money market instruments. Money market instruments in which the Fund may invest its cash reserves will generally consist of obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities and such obligations which are subject to repurchase agreements and commercial paper.	The Fund’s cash reserves, held to provide sufficient flexibility to take advantage of new opportunities for investments and for other cash needs, will be invested in money market instruments. Money market instruments in which the Fund may invest its cash reserves will generally consist of obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities and such obligations which are subject to repurchase agreements and commercial paper.

Fundamental Investment Restrictions*
Concentration of Investments	The Fund will concentrate its investments in the U.S. real estate industry and not in any other industry.	The Fund will concentrate its investments in the U.S. real estate industry and not in any other industry.	The Fund will not invest more than 25% of its managed assets in any one industry, except the real estate industry in which at least 25% of the Fund’s managed assets will be invested.	The Fund will concentrate its investments in the U.S. real estate industry and not in any other industry.

Debt Securities of Real Estate Companies	May invest up to 10% of total assets in investment grade and non-investment grade debt securities issued or guaranteed by real estate companies.	May invest up to 10% of total assets in investment grade and non-investment grade debt securities issued or guaranteed by real estate companies.	None.	May invest up to 10% of total assets in investment grade and non-investment grade debt securities issued or guaranteed by real estate companies.**

	RLF	RPF	RWF	RQI
Below Investment Grade Securities	The Fund may not invest more than 25% of its total assets in preferred stock or debt securities rated below investment grade or unrated securities of comparable quality.	The Fund may not invest more than 25% of its total assets in preferred stock or debt securities rated below investment grade or unrated securities of comparable quality.	The Fund may not invest more than 30% of its managed assets in securities rated below investment grade or unrated securities of comparable quality. (non-fundamental policy)	The Fund may not invest more than 20% of its total assets in preferred stock or debt securities rated below investment grade or unrated securities of comparable quality.**

Issuance of Senior Securities	The Fund may not issue senior securities except in conformity with 1940 Act; or pledge its assets other than to secure borrowings or for permitted investment strategies; provided that the Fund may borrow up to an additional 5% of its total assets for temporary purposes.	The Fund may not issue senior securities except in conformity with 1940 Act; or pledge its assets other than to secure borrowings or for permitted investment strategies; provided that the Fund may borrow up to an additional 5% of its total assets for temporary purposes.	The Fund may not issue senior securities except in conformity with 1940 Act or pursuant to exemptive relief therefrom; or pledge its assets other than to secure borrowings or for permitted investment strategies; provided that the Fund may borrow up to an additional 5% of its total assets for temporary purposes.	The Fund may not issue senior securities except in conformity with 1940 Act; or pledge its assets other than to secure borrowings or for permitted investment strategies; provided that the Fund may borrow up to an additional 5% of its total assets for temporary purposes.

Underwriting	The Fund may not act as an underwriter of securities issued by other persons.	The Fund may not act as an underwriter of securities issued by other persons.	The Fund may not act as an underwriter of securities issued by other persons.	The Fund may not act as an underwriter of securities issued by other persons.

Real Estate	The Fund may not purchase or sell real estate, mortgages on real estate or commodities, except in accordance with its investment objectives.	The Fund may not purchase or sell real estate, mortgages on real estate or commodities, except in accordance with its investment objectives.	The Fund may not purchase or sell real estate, mortgages on real estate or commodities, except in accordance with its investment objectives.	The Fund may not purchase or sell real estate, mortgages on real estate or commodities, except in accordance with its investment objectives.

	RLF	RPF	RWF	RQI
Derivatives	The Fund may not purchase or sell commodities or commodity futures contracts, except that the Fund may invest in financial futures contracts, options thereon and such similar instruments.	The Fund may not purchase or sell commodities or commodity futures contracts, except that the Fund may invest in financial futures contracts, options thereon and such similar instruments.	The Fund may not purchase or sell commodities or commodity futures contracts, except that the Fund may invest in financial futures contracts, forward contracts, and options thereon and currency options and such similar instruments.	The Fund may not purchase or sell commodities or commodity futures contracts, except that the Fund may invest in financial futures contracts, options thereon and such similar instruments.

Lending	The Fund may not make loans to other persons except through the lending of securities held by it (but not to exceed 1/3 of total assets), through repurchase agreements and purchase of debt securities.	The Fund may not make loans to other persons except through the lending of securities held by it (but not to exceed 1/3 of total assets), through repurchase agreements and purchase of debt securities.	The Fund may not make loans to other persons except through the lending of securities held by it (but not to exceed 1/3 of total assets), through repurchase agreements and purchase of debt securities.	The Fund may not make loans to other persons except through the lending of securities held by it (but not to exceed 1/3 of total assets), through repurchase agreements and purchase of debt securities.

Investment Companies	The Fund may not acquire or retain securities of any investment company, except up to the limits permitted by Section 12(d)(1) of the 1940 Act or any exemption or acquired as part of a merger. (non-fundamental policy)	The Fund may not acquire or retain securities of any investment company, except up to the limits permitted by Section 12(d)(1) of the 1940 Act or any exemption or acquired as part of a merger.	The Fund may not acquire or retain securities of any investment company, except up to the limits permitted by Section 12(d)(1) of the 1940 Act or any exemption or acquired as part of a merger. (non-fundamental policy)	The Fund may not acquire or retain securities of any investment company, except up to the limits permitted by Section 12(d)(1) of the 1940 Act or any exemption or acquired as part of a merger.**

	RLF	RPF	RWF	RQI
Restricted and Illiquid Securities	The Fund may not purchase restricted or illiquid securities issued by real estate companies, including repurchase agreements maturing in more than seven days, if as a result, more than 10% of the Fund’s assets would then be invested in such securities (excluding securities which are eligible for resale pursuant to Rule 144A under the Securities Act).	None.

The Fund may not purchase restricted or illiquid securities issued by real estate companies, including repurchase agreements maturing in more than seven days, if as a result, more than 10% of the Fund’s assets would then be invested in such securities (excluding securities which are eligible for resale pursuant to Rule 144A under the Securities Act).

None.
Non-Fundamental Investment Restrictions
Short Sales	The Fund may not enter into short sales.	The Fund may not enter into short sales.	None.	The Fund may not enter into short sales.

	The Fund may not invest in oil, gas or other mineral exploration programs, development programs or leases, except that the Fund may purchase securities of companies engaging in whole or in part in such activities.	The Fund may not invest in oil, gas or other mineral exploration programs, development programs or leases, except that the Fund may purchase securities of companies engaging in whole or in part in such activities.	None.	The Fund may not invest in oil, gas or other mineral exploration programs, development programs or leases, except that the Fund may purchase securities of companies engaging in whole or in part in such activities.

	The Fund may not pledge, mortgage or hypothecate its assets except in connection with permitted borrowings.	The Fund may not pledge, mortgage or hypothecate its assets except in connection with permitted borrowings.	The Fund may not pledge, mortgage or hypothecate its assets except in connection with permitted borrowings.	The Fund may not pledge, mortgage or hypothecate its assets except in connection with permitted borrowings.

*	May not be changed without the approval of the holders of a majority of the outstanding voting securities (as defined in the 1940 Act) of the Fund.
**	Please see Proposals 3A-3C in this Proxy/Prospectus with respect to the proposal to RQI’s stockholders to change this restriction from a fundamental to a non-fundamental investment policy.

APPENDIX D

S&P AND MOODY’S RATINGS

Description of certain ratings assigned by Standard & Poor’s Ratings Services and Moody’s Investors Service, Inc.:

S&P

Long-term

AAA

An obligation rated AAA has the highest rating assigned by S&P. The obligor’s capacity to meet its financial commitment on the obligation is extremely strong.

AA

An obligation rated AA differs from the highest rated obligations only in small degree. The obligor’s capacity to meet its financial commitment on the obligation is very strong.

A

An obligation rated A is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher rated categories. However, the obligor’s capacity to meet its financial commitment on the obligation is still strong.

BBB

An obligation rated BBB exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

BB, B, CCC, CC, and C

Obligations rated BB, B, CCC, CC, and C are regarded as having significant speculative characteristics. BB indicates the least degree of speculation and ‘C’ the highest. While such obligations will likely have some quality and protective characteristics, these may be outweighed by large uncertainties or major exposures to adverse conditions.

BB

An obligation rated BB is less vulnerable to nonpayment than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial, or economic conditions which could lead to the obligor’s inadequate capacity to meet its financial commitment on the obligation.

B

An obligation rated B is more vulnerable to nonpayment than obligations rated BB, but the obligor currently has the capacity to meet its financial commitment on the obligation. Adverse business, financial, or economic conditions will likely impair the obligor’s capacity or willingness to meet its financial commitment on the obligation.

CCC

An obligation rated CCC is currently vulnerable to nonpayment, and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitment on the obligation. In the event of adverse business, financial, or economic conditions, the obligor is not likely to have the capacity to meet its financial commitment on the obligation.

CC

An obligation rated CC is currently highly vulnerable to nonpayment.

C

A subordinated debt or preferred stock obligation rated C is currently highly vulnerable to nonpayment. The C rating may be used to cover a situation where a bankruptcy petition has been filed or similar action taken, but payments on this obligation are being continued. A C also will be assigned to a preferred stock issue in arrears on dividends or sinking fund payments, but that is currently paying.

D

An obligation rated D is in payment default. The D rating category is used when payments on an obligation are not made on the date due even if the applicable grace period has not expired, unless S&P believes that such payments will be made during such grace period. The D rating also will be used upon the filing of a bankruptcy petition or the taking of a similar action if payments on an obligation are jeopardized.

r

The symbol r is attached to the ratings of instruments with significant noncredit risks. It highlights risks to principal or volatility of expected returns which are not addressed in the credit rating. Examples include: obligations linked or indexed to equities, currencies, or commodities; obligations exposed to severe prepayment risk—such as interest-only or principal-only mortgage securities; and obligations with unusually risky interest terms, such as inverse floaters.

N.R.

The designation N.R. indicates that no rating has been requested, that there is insufficient information on which to base a rating, or that S&P does not rate a particular obligation as a matter of policy.

Note: The ratings from AA to CCC may be modified by the addition of a plus (+) or minus (-) sign designation to show relative standing within the major rating categories.

Short-term

SP-1

Strong capacity to pay principal and interest. An issue determined to possess a very strong capacity to pay debt service is given a plus sign (+) designation.

SP-2

Satisfactory capacity to pay principal and interest, with some vulnerability to adverse financial and economic changes over the term of the notes.

SP-3

Speculative capacity to pay principal and interest.

Commercial paper

A-1

This designation indicates that the degree of safety regarding timely payment is strong. Those issues determined to possess extremely strong safety characteristics are denoted with a plus sign (+) designation.

A-2

Capacity for timely payment on issues with this designation is satisfactory. However, the relative degree of safety is not as high as for issues designated A-1.

A-3

Issues carrying this designation have an adequate capacity for timely payment. They are, however, more vulnerable to the adverse effects of changes in circumstances than obligations carrying the higher designations.

B

Issues rated B are regarded as having only speculative capacity for timely payment.

C

This rating is assigned to short-term debt obligations with a doubtful capacity for payment.

D

Debt rated D is payment default. The D rating category is used when interest payments or principal payments are not made on the due date, even if the applicable grace period has not expired, unless S&P believes such payments will be made during such grace period.

Moody’s

Long-term

Aaa

Bonds rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as “gilt edged.” Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

Aa

Bonds rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high-grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risk appear somewhat larger than the Aaa securities.

A

Bonds rated A possess many favorable investment attributes and are to be considered as upper-medium-grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present which suggest a susceptibility to impairment some time in the future.

Baa

Bonds rated Baa are considered as medium-grade obligations (i.e., they are neither highly protected nor poorly secured). Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

Ba

Bonds rated Ba are judged to have speculative elements; their future cannot be considered as well-assured. Often the protection of interest and principal payments may be very moderate, and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

B

Bonds rated B generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

Caa

Bonds rated Caa are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest.

Ca

Bonds rated Ca represent obligations which are speculative in a high degree. Such issues are often in default or have other marked shortcomings.

C

Bonds rated C are the lowest rated class of bonds, and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

Note: Moody’s applies numerical modifiers 1, 2, and 3 in each generic rating classification from Aa through Caa. The modifier 1 indicates that the obligation ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates a ranking in the lower end of that generic rating category.

Prime rating system (short-term)

Issuers rated Prime-1 (or supporting institutions) have a superior ability for repayment of senior short-term debt obligations. Prime-1 repayment ability will often be evidenced by many of the following characteristics:

Leading market positions in well-established industries.

High rates of return on funds employed.

Conservative capitalization structure with moderate reliance on debt and ample asset protection.

Broad margins in earnings coverage of fixed financial charges and high internal cash generation.

Well-established access to a range of financial markets and assured sources of alternate liquidity.

Issuers rated Prime-2 (or supporting institutions) have a strong ability for repayment of senior short-term debt obligations. This will normally be evidenced by many of the characteristics cited above but to a lesser degree. Earnings trends and coverage ratios, while sound, may be more subject to variation. Capitalization characteristics, while still appropriate, may be more affected by external conditions. Ample alternate liquidity is maintained.

Issuers rated Prime-3 (or supporting institutions) have an acceptable ability for repayment of senior short-term obligations. The effect of industry characteristics and market compositions may be more pronounced. Variability in earnings and profitability may result in changes in the level of debt protection measurements and may require relatively high financial leverage. Adequate alternate liquidity is maintained.

Issuers rated Not Prime do not fall within any of the Prime rating categories.

MIG/VMIG—U.S. short-term

Municipal debt issuance ratings are designated as Moody’s Investment Grade (MIG) and are divided into three levels—MIG 1 through MIG 3.

The short-term rating assigned to the demand feature of variable rate demand obligations (VRDOs) is designated as VMIG. When either the long- or short-term aspect of a VRDO is not rated, that piece is designated NR, e.g., Aaa/NR or NR/VMIG 1.

MIG 1/VMIG1

This designation denotes superior credit quality. Excellent protection is afforded by established cash flows, highly reliable liquidity support, or demonstrated broad-based access to the market for refinancing.

MIG 2/VMIG 2

This designation denotes strong credit quality. Margins of protection are ample, although not as large as in the preceding group.

MIG 3/VMIG 3

This designation denotes acceptable credit quality. Liquidity and cash-flow protection may be narrow, and market access for refinancing is likely to be less well-established.

SG

This designation denotes speculative-grade credit quality. Debt instruments in this category may lack sufficient margins of protection.

COHEN & STEERS ADVANTAGE INCOME REALTY FUND, INC.

COHEN & STEERS PREMIUM INCOME REALTY FUND, INC.

COHEN & STEERS QUALITY INCOME REALTY FUND, INC.

COHEN & STEERS WORLDWIDE REALTY INCOME FUND, INC.

STATEMENT OF ADDITIONAL INFORMATION

August 21, 2009

This Statement of Additional Information, which is not a prospectus, supplements and should be read in conjunction with the Combined Proxy Statement/Prospectus dated August 21, 2009, relating specifically to the proposed mergers of Cohen & Steers Advantage Income Realty Fund, Inc. (“RLF”), Cohen & Steers Premium Income Realty Fund, Inc. (“RPF”) and Cohen & Steers Worldwide Realty Income Fund, Inc. (“RWF” and, collectively with RLF and RPF, the “Acquired Funds” and each an “Acquired Fund”) with and into Cohen & Steers Quality Income Realty Fund, Inc. (“RQI” and, collectively with the Acquired Funds, the “Funds” and each a “Fund”), in accordance with the Maryland General Corporation Law (the “Mergers” and each, a “Merger”). To obtain a copy of the Combined Proxy Statement/Prospectus, please write to the Fund of which you are a stockholder at 280 Park Avenue, New York, New York 10017 or call 800-330-7348. Each Merger is to occur pursuant to an Agreement and Plan of Merger. Unless otherwise indicated, capitalized terms used herein and not otherwise defined have the same meanings as are given to them in the Combined Proxy Statement/Prospectus.

GENERAL INFORMATION

A Special Joint Meeting of Stockholders of the Funds to consider the Mergers will be held on October 22, 2009, at InterContinental The Barclay New York, 111 East 48th Street, North Parlor Rooms I and II, New York, New York 10017 at 10:00 a.m., Eastern time. For further information about each Merger, see the Combined Proxy Statement/Prospectus.

FINANCIAL STATEMENTS

The Statement of Additional Information related to the Combined Proxy Statement/Prospectus dated August 21, 2009 consists of this cover page, the accompanying pro forma financial statements and the following documents, each of which was filed electronically with the SEC and is incorporated by reference herein:

The financial statements of each Fund as included in the Funds’ Annual Reports filed for the last-completed fiscal year for each Fund:

1. Cohen & Steers Advantage Income Realty Fund, Inc., Annual Report to Stockholders for the Fiscal Year Ended December 31, 2008, filed on March 6, 2009 (accession no. 0001104659-09-014894).

2. Cohen & Steers Premium Income Realty Fund, Inc., Annual Report to Stockholders for the Fiscal Year Ended December 31, 2008, filed on March 6, 2009 (accession no. 0001104659-09-014907).

3. Cohen & Steers Worldwide Realty Income Fund, Inc., Annual Report to Stockholders for the Fiscal Year Ended December 31, 2008, filed on March 6, 2009 (accession no. 0001104659-09-014904).

1

4. Cohen & Steers Quality Income Realty Fund, Inc., Annual Report to Stockholders for the Fiscal Year Ended December 31, 2008, filed on March 6, 2009 (accession no. 0001104659-09-014896).

PRO FORMA FINANCIAL STATEMENTS

The following presents the pro forma financial statements for the combination of Cohen & Steers Premium Income Realty Fund, Inc. (“RPF”), Cohen & Steers Advantage Income Realty Fund, Inc. (“RLF”) and Cohen & Steers Worldwide Realty Income Fund, Inc. (“RWF”) (collectively the “Acquired Funds”), and Cohen & Steers Quality Income Realty Fund, Inc. (“RQI” or the “Acquiring Fund”). The statements are presented as of December 31, 2008, the most recent fiscal period for which financial information is currently available.

The unaudited Pro Forma Combined Schedule of Investments and Pro Forma Combined Statements of Assets and Liabilities reflect the financial position as if the transactions occurred on December 31, 2008. The Pro Forma Combined Statement of Operations reflects the operations for the 12 months ended December 31, 2008 as if the Merger (the “Merger”) of each of RPF, RLF and RWF into RQI had taken place on January 1, 2008. The pro forma statements give effect to the proposed exchange of shares of RQI’s common stock shares for shares of common stock of RPF, RLF and RWF, with RQI being the surviving entity. The proposed transactions will be accounted for as tax-free reorganizations in accordance with accounting principles generally accepted in the United States. The historical cost basis of the investments is carried over to the surviving entity. It is not anticipated that RQI will be required to sell any securities of RPF, RLF and RWF acquired in the Mergers other than in the ordinary course of business.

Schedule of Investments

Pro Forma Combined Schedule of Investments For

Cohen & Steers Premium Income Realty Fund, Inc., Cohen & Steers Advantage Income Realty Fund, Inc.,

Cohen & Steers Worldwide Realty Income Fund, Inc. and Cohen & Steers Quality Income Realty Fund, Inc.

as of December 31, 2008 (Unaudited)

2

Pro Forma Combining Schedule of Investments for:

Cohen & Steers Premium Income Realty Fund, Inc. (“RPF”), Cohen & Steers Advantage Income Realty Fund, Inc. (“RLF”),

Cohen & Steers Worldwide Realty Income Fund, Inc. (“RWF”) and Cohen & Steers Quality Income Realty Fund, Inc. (“RQI”)

As of December 31, 2008 (Unaudited)

			RPF Shares/ Principal	RLF Shares/ Principal	RWF Shares/ Principal	RQI Shares/ Principal	Pro Forma Combined Fund (RQI) Shares/ Principal	RPF Value	RLF Value	RWF Value	RQI Value	Pro Forma Combined Fund (RQI) Value
COMMON STOCK	113.4%
DIVERSIFIED	14.7%
British Land Co., PLC (United Kingdom)		f	—	—	125,719	—	125,719	$—	$—	$1,007,291	$—	$1,007,291
Brookfield Properties Corp. (Canada)			—	—	105,747	—	105,747	—	—	817,425	—	817,425
Castellum AB (Sweden)		f	—	—	58,902	—	58,902	—	—	465,714	—	465,714
Citycon Oyj (Finland)		f	—	—	83,544	—	83,544	—	—	199,062	—	199,062
Dexus Property Group (Australia)		f	—	—	2,960,847	—	2,960,847	—	—	1,695,438	—	1,695,438
Duke Realty Corp.			—	—	67,299	—	67,299	—	—	737,597	—	737,597
Gecina SA (France)		f	—	—	4,525	—	4,525	—	—	314,627	—	314,627
GPT Group (Australia)		f	—	—	499,728	—	499,728	—	—	325,859	—	325,859
Hammerson PLC (United Kingdom)		f	—	—	65,128	—	65,128	—	—	504,515	—	504,515
Hang Lung Properties Ltd. (Hong Kong)		f	—	—	274,000	—	274,000	—	—	601,585	—	601,585
Henderson Land Development Company Ltd. (Hong Kong)		f	—	—	411,000	—	411,000	—	—	1,537,211	—	1,537,211
Hysan Development Company Ltd. (Hong Kong)		f	—	—	507,994	—	507,994	—	—	825,967	—	825,967
ICADE (France)		f	—	—	10,968	—	10,968	—	—	911,483	—	911,483
Kerry Properties Ltd. (Hong Kong)		f	—	—	68,500	—	68,500	—	—	184,272	—	184,272
Kiwi Income Property Trust (New Zealand)		f	—	—	2,566,608	—	2,566,608	—	—	1,517,309	—	1,517,309
Land Securities Group PLC (United Kingdom)		f	—	—	203,409	—	203,409	—	—	2,734,696	—	2,734,696
Mapletree Logistics Trust (Singapore)		f	—	—	476,000	—	476,000	—	—	116,014	—	116,014
Mirvac Group (Australia)		f	—	—	912,693	—	912,693	—	—	816,845	—	816,845
Mitsubishi Estate Co., Ltd. (Japan)		f	—	—	353,000	—	353,000	—	—	5,831,165	—	5,831,165
Mitsui Fudosan Co., Ltd. (Japan)		f	—	—	116,700	—	116,700	—	—	1,945,649	—	1,945,649
New World China Land Ltd. (China)		f	—	—	127,472	—	127,472	—	—	39,093	—	39,093

See accompanying notes to pro forma financial statements

3

Pro Forma Combining Schedule of Investments for:

Cohen & Steers Premium Income Realty Fund, Inc. (“RPF”), Cohen & Steers Advantage Income Realty Fund, Inc. (“RLF”),

Cohen & Steers Worldwide Realty Income Fund, Inc. (“RWF”) and Cohen & Steers Quality Income Realty Fund, Inc. (“RQI”)

As of December 31, 2008 (Unaudited) (Continued)

			RPF Shares/ Principal	RLF Shares/ Principal	RWF Shares/ Principal	RQI Shares/ Principal	Pro Forma Combined Fund (RQI) Shares/ Principal	RPF Value	RLF Value	RWF Value	RQI Value	Pro Forma Combined Fund (RQI) Value
NTT Urban Development Corp. (Japan)		f	—	—	637	—	637	$—	$—	$689,852	$—	$689,852
Sino Land Co., Ltd. (Hong Kong)		f	—	—	361,000	—	361,000	—	—	378,052	—	378,052
Sponda Oyj (Finland)		f		—	25,361	—	25,361	—	—	111,285	—	111,285
Stockland (Australia)		f	—	—	163,614	—	163,614	—	—	465,431	—	465,431
Sumitomo Realty & Development Co., Ltd. (Japan)		f	—	—	22,000	—	22,000	—	—	330,707	—	330,707
Sun Hung Kai Properties Ltd. (Hong Kong)		f	—	—	296,000	—	296,000	—	—	2,490,703	—	2,490,703
Suntec Real Estate Investment Trust (Singapore)		f	—	—	61,000	—	61,000	—	—	30,324	—	30,324
Tokyo Tatemono Co., Ltd. (Japan)		f	—	—	66,000	—	66,000	—	—	302,472	—	302,472
Tokyu Land Corp. (Japan)		f	—	—	50,000	—	50,000	—	—	191,654	—	191,654
Unibail-Rodamco (France)		f	—	—	22,384	—	22,384	—	—	3,344,050	—	3,344,050
Vornado Realty Trust		a,b	271,360	251,800	28,827	357,490	909,477	16,376,576	15,196,130	1,739,710	21,574,522	54,886,938
Wereldhave Belgium (Belgium)		f	—	—	5,575	—	5,575	—	—	373,628	—	373,628

								16,376,576	15,196,130	33,576,685	21,574,522	86,723,913

HEALTH CARE	15.9%
HCP		a	238,546	209,586	13,829	306,748	768,709	6,624,423	5,820,203	384,031	8,518,392	21,347,049
Health Care REIT		a	104,786	96,285	17,423	141,700	360,194	4,421,969	4,063,227	735,251	5,979,740	15,200,187
Nationwide Health Properties		a	167,621	159,333	—	245,253	572,207	4,814,075	4,576,044	—	7,043,666	16,433,785
Omega Healthcare Investors		a	248,762	225,170	110,194	332,013	916,139	3,972,729	3,595,965	1,759,798	5,302,248	14,630,740

See accompanying notes to pro forma financial statements

4

Pro Forma Combining Schedule of Investments for:

Cohen & Steers Premium Income Realty Fund, Inc. (“RPF”), Cohen & Steers Advantage Income Realty Fund, Inc. (“RLF”),

Cohen & Steers Worldwide Realty Income Fund, Inc. (“RWF”) and Cohen & Steers Quality Income Realty Fund, Inc. (“RQI”)

As of December 31, 2008 (Unaudited) (Continued)

			RPF Shares/ Principal	RLF Shares/ Principal	RWF Shares/ Principal	RQI Shares/ Principal	Pro Forma Combined Fund (RQI) Shares/ Principal	RPF Value	RLF Value	RWF Value	RQI Value	Pro Forma Combined Fund (RQI) Value
Senior Housing Properties Trust		a	57,784	101,645	—	148,706	308,135	$1,035,489	$1,821,478	$—	$2,664,811	$5,521,778
Ventas		a	141,187	175,283	32,954	256,677	606,101	4,739,648	5,884,250	1,106,266	8,616,647	20,346,811

								25,608,333	25,761,167	3,985,346	38,125,504	93,480,350

HOTEL	4.7%
DiamondRock Hospitality Co.			209,688	181,491	—	267,174	658,353	1,063,118	920,159	—	1,354,572	3,337,849
Hospitality Properties Trust		a	174,359	190,054	—	270,619	635,032	2,592,718	2,826,103	—	4,024,105	9,442,926
Host Hotels & Resorts		a	471,435	427,870	291,471	628,939	1,819,715	3,568,763	3,238,976	2,206,435	4,761,068	13,775,242
Strategic Hotels & Resorts			221,473	199,679	—	284,246	705,398	372,075	335,461	—	477,533	1,185,069

								7,596,674	7,320,699	2,206,435	10,617,278	27,741,086

INDUSTRIAL	5.0%
AMB Property Corp.		a	46,276	41,609	56,949	61,148	205,982	1,083,784	974,483	1,333,746	1,432,086	4,824,099
EastGroup Properties		a	51,652	45,226	14,563	66,581	178,022	1,837,778	1,609,141	518,151	2,368,952	6,334,022
Goodman Group (Australia)		f	—	—	660,997	—	660,997	—	—	340,376	—	340,376
ProLogis		a	342,442	308,642	99,290	455,505	1,205,879	4,756,519	4,287,037	1,379,138	6,326,965	16,749,659
ProLogis European Properties (Netherlands)		f	—	—	102,424	—	102,424	—	—	461,516	—	461,516
Segro PLC (United Kingdom)		f	—	—	173,923	—	173,923	—	—	620,053	—	620,053

								7,678,081	6,870,661	4,652,980	10,128,003	29,329,725

OFFICE	20.9%
Alstria Office AG (Germany)		f	—	—	18,248	—	18,248	—	—	128,203	—	128,203
AMP NZ Office Trust (New Zealand)		f	—	—	578,988	—	578,988	—	—	338,787	—	338,787
BioMed Realty Trust		a	280,849	252,144	—	370,386	903,379	3,291,550	2,955,128	—	4,340,924	10,587,602
Boston Properties		a,b	203,679	187,978	30,649	265,550	687,856	11,202,345	10,338,790	1,685,695	14,605,250	37,832,080
Brandywine Realty Trust			—	—	94,826	—	94,826	—	—	731,108	—	731,108
Douglas Emmett			—	—	28,385	—	28,385	—	—	370,708	—	370,708
Highwoods Properties			201,334	176,958	—	259,063	637,355	5,508,498	4,841,571	—	7,087,964	17,438,033

See accompanying notes to pro forma financial statements

5

Pro Forma Combining Schedule of Investments for:

Cohen & Steers Premium Income Realty Fund, Inc. (“RPF”), Cohen & Steers Advantage Income Realty Fund, Inc. (“RLF”),

Cohen & Steers Worldwide Realty Income Fund, Inc. (“RWF”) and Cohen & Steers Quality Income Realty Fund, Inc. (“RQI”)

As of December 31, 2008 (Unaudited) (Continued)

			RPF Shares/ Principal	RLF Shares/ Principal	RWF Shares/ Principal	RQI Shares/ Principal	Pro Forma Combined Fund (RQI) Shares/ Principal	RPF Value	RLF Value	RWF Value	RQI Value	Pro Forma Combined Fund (RQI) Value
Hongkong Land Holdings Ltd. (USD) (Singapore) (Hong Kong)		f	—	—	656,900	—	656,900	$—	$—	$1,638,345	$—	$1,638,345
Japan Prime Realty Investment Corp. (Japan)		f	—	—	108	—	108	—	—	256,365	—	256,365
Japan Real Estate Investment Corp. (Japan)		f	—	—	135	—	135	—	—	1,205,974	—	1,205,974
Kilroy Realty Corp.			57,795	52,098	—	76,950	186,843	1,933,821	1,743,199	—	2,574,747	6,251,767
Liberty Property Trust		a	242,701	256,028	111,380	312,274	922,383	5,540,864	5,845,119	2,542,805	7,129,215	21,058,003
Mack-Cali Realty Corp.		a	264,258	231,715	62,539	340,050	898,562	6,474,321	5,677,017	1,532,206	8,331,225	22,014,769
Nippon Building Fund (Japan)		f	—	—	120	—	120	—	—	1,319,011	—	1,319,011
Nomura Real Estate Office Fund (Japan)		f	—	—	155	—	155	—	—	1,008,530	—	1,008,530
SL Green Realty Corp.			—	—	20,802	—	20,802	—	—	538,772	—	538,772

								33,951,399	31,400,824	13,296,509	44,069,325	122,718,057

OFFICE/INDUSTRIAL	0.4%
Mission West Properties			161,390	—	—	—	161,390	1,234,634	—	—	—	1,234,634
PS Business Parks			—	—	8,900	—	8,900	—	—	397,474	—	397,474
Realex Properties Corp. (Canada)			—	—	922,500	—	922,500	—	—	373,633	—	373,633
Realex Properties Corp. 144A (Canada)		d	—	—	1,288,500	—	1,288,500	—	—	490,559	—	490,559

								1,234,634	—	1,261,666	—	2,496,300

RESIDENTIAL	19.4%
American Campus Communities		a	146,909	132,066	22,685	193,885	495,545	3,008,696	2,704,711	464,589	3,970,765	10,148,761

See accompanying notes to pro forma financial statements

6

Pro Forma Combining Schedule of Investments for:

Cohen & Steers Premium Income Realty Fund, Inc. (“RPF”), Cohen & Steers Advantage Income Realty Fund, Inc. (“RLF”),

Cohen & Steers Worldwide Realty Income Fund, Inc. (“RWF”) and Cohen & Steers Quality Income Realty Fund, Inc. (“RQI”)

As of December 31, 2008 (Unaudited) (Continued)

			RPF Shares/ Principal	RLF Shares/ Principal	RWF Shares/ Principal	RQI Shares/ Principal	Pro Forma Combined Fund (RQI) Shares/ Principal	RPF Value	RLF Value	RWF Value	RQI Value	Pro Forma Combined Fund (RQI) Value
Apartment Investment & Management Co.		a	236,257	214,925	97,863	311,892	860,937	$2,728,768	$2,482,384	$1,130,317	$3,602,353	$9,943,822
AvalonBay Communities		a	87,991	77,400	18,397	113,217	297,005	5,330,495	4,688,892	1,114,490	6,858,686	17,992,563
BRE Properties			—	—	32,815	—	32,815	—	—	918,164	—	918,164
Camden Property Trust			61,873	54,174	—	79,681	195,728	1,939,100	1,697,813	—	2,497,202	6,134,115
Education Realty Trust			322,898	348,394	66,659	521,928	1,259,879	1,685,527	1,818,617	347,960	2,724,464	6,576,568
Equity Residential		a,b	258,938	232,645	91,623	341,486	924,692	7,721,531	6,937,474	2,732,198	10,183,112	27,574,315
Home Properties		a	103,141	93,395	—	137,750	334,286	4,187,525	3,791,837	—	5,592,650	13,572,012
Mid-America Apartment Communities			52,200	45,800	—	67,149	165,149	1,939,752	1,701,928	—	2,495,257	6,136,937
UDR		a	303,068	268,634	140,199	394,130	1,106,031	4,179,308	3,704,463	1,933,344	5,435,053	15,252,168

								32,720,702	29,528,119	8,641,062	43,359,542	114,249,425

SELF STORAGE	6.2%
Extra Space Storage		a	146,200	145,726	158,171	223,416	673,513	1,508,784	1,503,892	1,632,325	2,305,653	6,950,654
Public Storage		a	46,672	39,600	11,786	60,073	158,131	3,710,424	3,148,200	936,987	4,775,804	12,571,415
Public Storage—Series A		a	—	253,484	—	—	253,484	—	6,093,756	—	—	6,093,756
Sovran Self Storage		a	92,495	80,373	—	120,491	293,359	3,329,820	2,893,428	—	4,337,676	10,560,924

								8,549,028	13,639,276	2,569,312	11,419,133	36,176,749

SHOPPING CENTER	26.2%
COMMUNITY CENTER	12.9%
Corio NV (Netherlands)		f	—	—	29,299	—	29,299	—	—	1,349,179	—	1,349,179
Developers Diversified Realty Corp.			212,528	191,387	95,699	281,974	781,588	1,037,137	933,968	467,011	1,376,033	3,814,149
Eurocommercial Properties NV (Netherlands)		f	—	—	7,652	—	7,652	—	—	257,618	—	257,618
Federal Realty Investment Trust			94,778	87,480	11,344	124,500	318,102	5,883,818	5,430,758	704,236	7,728,960	19,747,772
Inland Real Estate Corp.		a	133,674	127,570	68,760	180,940	510,944	1,735,089	1,655,859	892,505	2,348,601	6,632,054
Japan Retail Fund Investment Corp. (Japan)		f	—	—	421	—	421	—	—	1,818,447	—	1,818,447
Kimco Realty Corp.			—	—	39,908	—	39,908	—	—	729,518	—	729,518
Klepierre (France)		f	—	—	15,301	—	15,301	—	—	376,283	—	376,283

See accompanying notes to pro forma financial statements

7

Pro Forma Combining Schedule of Investments for:

Cohen & Steers Premium Income Realty Fund, Inc. (“RPF”), Cohen & Steers Advantage Income Realty Fund, Inc. (“RLF”),

Cohen & Steers Worldwide Realty Income Fund, Inc. (“RWF”) and Cohen & Steers Quality Income Realty Fund, Inc. (“RQI”)

As of December 31, 2008 (Unaudited) (Continued)

			RPF Shares/ Principal	RLF Shares/ Principal	RWF Shares/ Principal	RQI Shares/ Principal	Pro Forma Combined Fund (RQI) Shares/ Principal	RPF Value	RLF Value	RWF Value	RQI Value	Pro Forma Combined Fund (RQI) Value
Link REIT (Hong Kong)		f	—	—	494,500	—	494,500	$—	$—	$822,605	$—	$822,605
Mercialys Promesse (France)		f	—	—	6,869	—	6,869	—	—	216,927	—	216,927
Primaris Retail REIT (Canada)			—	—	65,144	—	65,144	—	—	564,634	—	564,634
Regency Centers Corp.		a	123,905	108,907	29,548	159,355	421,715	5,786,363	5,085,957	1,379,892	7,441,879	19,694,091
RioCan Real Estate Investment Trust (Canada)			—	—	1,000	—	1,000	—	—	11,065	—	11,065
Urstadt Biddle Properties—Class A		a	—	—	—	219,380	219,380	—	—	—	3,494,723	3,494,723
Weingarten Realty Investors			155,308	139,604	26,046	204,920	525,878	3,213,322	2,888,407	538,892	4,239,795	10,880,416
Westfield Group (Australia)		f	—	—	625,235	—	625,235	—	—	5,676,351	—	5,676,351

								17,655,729	15,994,949	15,805,163	26,629,991	76,085,832

REGIONAL MALL	13.3%
AEON Mall Co., Ltd. (Japan)		f	—	—	45,100	—	45,100	—	—	871,857	—	871,857
CBL & Associates Properties			—	—	58,563	—	58,563	—	—	380,659	—	380,659
Glimcher Realty Trust			263,637	225,376	—	335,294	824,307	740,820	633,307	—	942,176	2,316,303
Macerich Co.		b	430,536	362,200	71,046	648,513	1,512,295	7,818,534	6,577,552	1,290,195	11,776,996	27,463,277
Simon Property Group		a	252,877	232,015	69,424	331,908	886,224	13,435,355	12,326,957	3,688,497	17,634,272	47,085,081

								21,994,709	19,537,816	6,231,208	30,353,444	78,117,177

TOTAL SHOPPING CENTER								39,650,438	35,532,765	22,036,371	56,983,435	154,203,009

TOTAL COMMON STOCK (Identified cost —$192,334,326, $183,744,150, $130,484,245, $270,630,283 and $777,193,004 respectively)								173,365,865	165,249,641	92,226,366	236,276,742	667,118,614

PREFERRED SECURITIES—$25 PAR VALUE	37.8%
BANK—FOREIGN	0.6%
Barclays Bank PLC, 8.125%		a	40,000	65,350	—	75,350	180,700	600,800	981,557	—	1,131,757	2,714,114

See accompanying notes to pro forma financial statements

8

Pro Forma Combining Schedule of Investments for:

Cohen & Steers Premium Income Realty Fund, Inc. (“RPF”), Cohen & Steers Advantage Income Realty Fund, Inc. (“RLF”),

Cohen & Steers Worldwide Realty Income Fund, Inc. (“RWF”) and Cohen & Steers Quality Income Realty Fund, Inc. (“RQI”)

As of December 31, 2008 (Unaudited) (Continued)

			RPF Shares/ Principal	RLF Shares/ Principal	RWF Shares/ Principal	RQI Shares/ Principal	Pro Forma Combined Fund (RQI) Shares/ Principal	RPF Value	RLF Value	RWF Value	RQI Value	Pro Forma Combined Fund (RQI) Value
Royal Bank of Scotland Group PLC, 7.25%, Series T		a	—	—	—	65,300	65,300	$—	$—	$—	$659,530	$659,530

								600,800	981,557	—	1,791,287	3,373,644

INSURANCE	0.2%
MULTI-LINE—FOREIGN
ING Groep N.V., 7.375%			—	80,000	—	—	80,000	—	1,008,000	—	—	1,008,000

REINSURANCE	0.2%
Aspen Insurance Holdings Ltd., 7.401%, Series A (Bermuda)			—	—	28,200	—	28,200	—	—	355,038	—	355,038

TOTAL—INSURANCE								—	1,008,000	355,038	—	1,363,038

INTEGRATED TELE-COMMUNICATIONS SERVICES	0.5%
Telephone & Data Systems, 7.60%, due 12/1/41, Series A		a	33,600	100,000	58,350	—	191,950	504,000	1,500,000	875,250	—	2,879,250

REAL ESTATE	36.4%
DIVERSIFIED	3.4%
Duke Realty Corp., 6.625%, Series J			—	100,000	—	—	100,000	—	1,007,000	—	—	1,007,000
Duke Realty Corp., 6.95%, Series M		a	—	—	—	100,000	100,000	—	—	—	1,090,000	1,090,000
Duke Realty Corp., 7.25%, Series N		a	—	78,000	—	91,000	169,000	—	836,160	—	975,520	1,811,680
Duke Realty Corp., 8.375%, Series O		a	36,000	48,300	—	43,300	127,600	516,960	693,588	—	621,788	1,832,336
Entertainment Properties Trust, 7.75%, Series B		a	110,000	—	20,000	128,000	258,000	1,650,000	—	300,000	1,920,000	3,870,000
Lexington Realty Trust, 7.55%, Series D		a	180,000	140,000	—	226,700	546,700	1,789,200	1,391,600	—	2,253,398	5,434,198
Vornado Realty Trust, 6.625%, Series G		a	—	—	—	110,000	110,000	—	—	—	1,791,900	1,791,900
Vornado Realty Trust, 6.625%, Series I		a	80,000	—	—	70,600	150,600	1,541,600	—	—	1,360,462	2,902,062

								5,497,760	3,928,348	300,000	10,013,068	19,739,176

HEALTH CARE	3.1%
HCP, 7.10%, Series F		a	—	—	—	202,700	202,700	—	—	—	3,364,820	3,364,820
Health Care REIT, 7.875%, Series D		a	116,934	—	88,600	—	205,534	2,210,053	—	1,674,540	—	3,884,593
Health Care REIT, 7.625%, Series F		a	172,275	114,900	—	209,600	496,775	3,187,087	2,125,650	—	3,877,600	9,190,337
Omega Healthcare Investors, 8.375%, Series D			60,000	—	—	40,000	100,000	1,135,800	—	—	757,200	1,893,000

								6,532,940	2,125,650	1,674,540	7,999,620	18,332,750

See accompanying notes to pro forma financial statements

9

Pro Forma Combining Schedule of Investments for:

Cohen & Steers Premium Income Realty Fund, Inc. (“RPF”), Cohen & Steers Advantage Income Realty Fund, Inc. (“RLF”),

Cohen & Steers Worldwide Realty Income Fund, Inc. (“RWF”) and Cohen & Steers Quality Income Realty Fund, Inc. (“RQI”)

As of December 31, 2008 (Unaudited) (Continued)

			RPF Shares/ Principal	RLF Shares/ Principal	RWF Shares/ Principal	RQI Shares/ Principal	Pro Forma Combined Fund (RQI) Shares/ Principal	RPF Value	RLF Value	RWF Value	RQI Value	Pro Forma Combined Fund (RQI) Value
HOTEL	4.0%
Hospitality Properties Trust, 8.875%, Series B		a	99,925	—	—	—	99,925	$1,548,837	$—	$—	$—	$1,548,837
Hospitality Properties Trust, 7.00%, Series C		a	100,000	98,000	—	279,800	477,800	1,309,000	1,282,820	—	3,662,582	6,254,402
Host Hotels & Resorts, 8.875%, Series E			71,000	—	121,600	—	192,600	1,221,200	—	2,091,520	—	3,312,720
LaSalle Hotel Properties, 7.50%, Series D			—	—	34,500	—	34,500	—	—	389,850	—	389,850
LaSalle Hotel Properties, 8.00%, Series E		a	75,600	—	45,000	—	120,600	974,484	—	580,050	—	1,554,534
LaSalle Hotel Properties, 7.25%, Series G		a	165,000	90,300	—	170,000	425,300	1,980,000	1,083,600	—	2,040,000	5,103,600
Strategic Hotels & Resorts, 8.50%, Series A			10,682	5,159	—	—	15,841	45,933	22,184	—	—	68,117
Strategic Hotels & Resorts, 8.25%, Series B			61,300	6,600	—	10,775	78,675	266,655	28,710	—	46,871	342,236
Strategic Hotels & Resorts, 8.25%, Series C		a	95,900	57,700	—	87,500	241,100	407,575	245,225	—	371,875	1,024,675
Sunstone Hotel Investors, 8.00%, Series A		a	98,900	93,500	—	119,550	311,950	1,270,865	1,201,475	—	1,536,218	4,008,558
W2007 Grace Acquisition I, 8.75%, Series B		c	101,927	—	22,400	—	124,327	76,445	—	16,800	—	93,245
W2007 Grace Acquisition I, 9.00%, Series C		c	102,200	—	—	—	102,200	76,650	—	—	—	76,650

								9,177,644	3,864,014	3,078,220	7,657,546	23,777,424

NET LEASE COMPANY	0.8%
Realty Income Corp., 6.75%, Series E			—	80,000	—	177,000	257,000	—	1,407,200	—	3,113,430	4,520,630

OFFICE	5.1%
BioMed Realty Trust, 7.375%, Series A		a	210,000	160,000	—	266,500	636,500	2,965,200	2,259,200	—	3,762,980	8,987,380
Brandywine Realty Trust, 7.50%, Series C			30,000	—	—	—	30,000	388,200	—	—	—	388,200
Brandywine Realty Trust, 7.375%, Series D			—	86,700	—	38,300	125,000	—	1,156,578	—	510,922	1,667,500
Corporate Office Properties Trust, 7.625%, Series J		a	—	142,100	—	197,600	339,700	—	2,471,119	—	3,436,264	5,907,383
Cousins Properties, 7.50%, Series B		a	110,700	86,575	—	98,500	295,775	1,328,400	1,038,900	—	1,182,000	3,549,300
HRPT Properties Trust, 8.75%, Series B		a	133,540	—	—	67,691	201,231	1,649,219	—	—	835,984	2,485,203
HRPT Properties Trust, 7.125%, Series C			—	68,500	—	—	68,500	—	691,850	—	—	691,850
Kilroy Realty Corp., 7.50%, Series F		a	78,300	—	—	55,500	133,800	1,322,487	—	—	937,395	2,259,882
SL Green Realty Corp., 7.625%, Series C		a	151,234	50,000	—	—	201,234	2,221,628	734,500	—	—	2,956,128
SL Green Realty Corp., 7.875%, Series D			—	59,700	—	—	59,700	—	901,470	—	—	901,470

								9,875,134	9,253,617	—	10,665,545	29,794,296

See accompanying notes to pro forma financial statements

10

Pro Forma Combining Schedule of Investments for:

Cohen & Steers Premium Income Realty Fund, Inc. (“RPF”), Cohen & Steers Advantage Income Realty Fund, Inc. (“RLF”),

Cohen & Steers Worldwide Realty Income Fund, Inc. (“RWF”) and Cohen & Steers Quality Income Realty Fund, Inc. (“RQI”)

As of December 31, 2008 (Unaudited) (Continued)

			RPF Shares/ Principal	RLF Shares/ Principal	RWF Shares/ Principal	RQI Shares/ Principal	Pro Forma Combined Fund (RQI) Shares/ Principal	RPF Value	RLF Value	RWF Value	RQI Value	Pro Forma Combined Fund (RQI) Value
OFFICE/INDUSTRIAL	2.2%
PS Business Parks, 7.00%, Series H		a	122,000	70,000	—	—	192,000	$2,043,500	$1,172,500	$—	$—	$3,216,000
PS Business Parks, 7.20%, Series M		a	—	—	—	100,000	100,000	—	—	—	1,790,000	1,790,000
PS Business Parks, 7.375%, Series O		a	150,000	235,200	—	—	385,200	2,550,000	3,998,400	—	—	6,548,400
PS Business Parks, 6.70%, Series P		a	—	—	—	100,401	100,401	—	—	—	1,606,416	1,606,416

								4,593,500	5,170,900	—	3,396,416	13,160,816

RESIDENTIAL— APARTMENT	5.7%
Apartment Investment & Management Co., 9.375%, Series G				52,800	45,100	—	97,900		834,768	713,031	—	1,547,799
Apartment Investment & Management Co., 8.00%, Series T		a		83,861	65,000	—	148,861		1,178,247	913,250	—	2,091,497
Apartment Investment & Management Co., 7.75%, Series U		a	219,700	182,700	100,000	319,750	822,150	3,042,845	2,530,395	1,385,000	4,428,537	11,386,777
Apartment Investment & Management Co., 8.00%, Series V		a	185,400	—	68,300	50,000	303,700	2,547,396	—	938,442	687,000	4,172,838
Apartment Investment & Management Co., 7.875%, Series Y		a	166,000	—	—	—	166,000	2,282,500	—	—	—	2,282,500
Associated Estates Realty Corp., 8.70%, Series B			28,950	46,800	—	20,350	96,100	473,333	765,180	—	332,723	1,571,236
Mid-America Apartment Communities, 8.30%, Series H		a	—	103,600	—	146,400	250,000	—	2,252,264	—	3,182,736	5,435,000
UDR, 6.75%, 6.75%, Series G		a	79,400	107,250	—	92,600	279,250	1,429,200	1,930,500	—	1,666,800	5,026,500

								9,775,274	9,491,354	3,949,723	10,297,796	33,514,147

SELF STORAGE	4.2%
Public Storage, 6.75%, Series E			—	45,500	—	—	45,500	—	837,200	—	—	837,200
Public Storage, 6.95%, Series H		a	—	—	—	200,000	200,000	—	—	—	3,912,000	3,912,000
Public Storage, 7.25%, Series I		a	75,000	110,000	—	125,429	310,429	1,653,750	2,425,500	—	2,765,709	6,844,959
Public Storage, 7.25%, Series K		a	80,000	—	—	—	80,000	1,760,000	—	—	—	1,760,000
Public Storage, 6.75%, Series L		a	—	—	—	140,000	140,000	—	—	—	2,738,400	2,738,400
Public Storage, 6.625%, Series M		a	120,000	—	—	246,500	366,500	2,220,000	—	—	4,560,250	6,780,250
Public Storage, 6.50%, Series W			—	100,000	—	—	100,000	—	1,858,000	—	—	1,858,000

								5,633,750	5,120,700	—	13,976,359	24,730,809

See accompanying notes to pro forma financial statements

11

Pro Forma Combining Schedule of Investments for:

Cohen & Steers Premium Income Realty Fund, Inc. (“RPF”), Cohen & Steers Advantage Income Realty Fund, Inc. (“RLF”),

Cohen & Steers Worldwide Realty Income Fund, Inc. (“RWF”) and Cohen & Steers Quality Income Realty Fund, Inc. (“RQI”)

As of December 31, 2008 (Unaudited) (Continued)

			RPF Shares/ Principal	RLF Shares/ Principal	RWF Shares/ Principal	RQI Shares/ Principal	Pro Forma Combined Fund (RQI) Shares/ Principal	RPF Value	RLF Value	RWF Value	RQI Value	Pro Forma Combined Fund (RQI) Value
SHOPPING CENTER	6.4%
COMMUNITY CENTER	4.2%
Kimco Realty Corp., 7.75%, Series G		a	38,211	170,338	49,950	150,000	408,499	$687,798	$3,066,084	$899,100	$2,700,000	$7,352,982
National Retail Properties, 7.375%, Series C		a	80,000	26,200	—	85,600	191,800	1,320,000	432,300	—	1,412,400	3,164,700
Regency Centers Corp. 7.25%, Series D			—	60,000	50,000	—	110,000	—	1,071,000	892,500	—	1,963,500
Saul Centers, 8.00%, Series A			—	—	30,000	—	30,000	—	—	461,400	—	461,400
Tanger Factory Outlet Centers, 7.50%, Series C		a	99,000	—	—	—	99,000	1,831,500	—	—	—	1,831,500
Urstadt Biddle Properties, 8.50%, Series C ($100 par value)		c	16,000	16,000	—	24,000	56,000	1,160,000	1,160,000	—	1,740,000	4,060,000
Weingarten Realty Investors, 6.50%, Series F		a	82,000	50,000	70,571	176,850	379,421	1,279,200	780,000	1,100,908	2,758,860	5,918,968

								6,278,498	6,509,384	3,353,908	8,611,260	24,753,050

REGIONAL MALL	2.1%
CBL & Associates Properties, 7.75%, Series C		a	130,000	50,000	—	—	180,000	1,040,000	400,000	—	—	1,440,000
CBL & Associates Properties, 7.375%, Series D		a	180,000	195,148	—	267,650	642,798	1,386,000	1,502,640	—	2,060,905	4,949,545
Glimcher Realty Trust, 8.125%, Series G			50,000	—	—	—	50,000	311,500	—	—	—	311,500
Simon Property Group, 8.375%, Series J ($50 par value)		a,c	70,800	33,800	—	14,000	118,600	3,044,400	1,453,400	—	602,000	5,099,800
Taubman Centers, 7.625%, Series H			—	—	50,000	—	50,000	—	—	800,000	—	800,000
								5,781,900	3,356,040	800,000	2,662,905	12,600,845

TOTAL SHOPPING CENTER								12,060,398	9,865,424	4,153,908	11,274,165	37,353,895

SPECIALTY	1.6%
Digital Realty Trust, 8.50%, Series A		a	130,600	65,900	146,375	122,000	464,875	2,089,600	1,054,400	2,342,000	1,952,000	7,438,000
Digital Realty Trust, 7.875% Series B			42,000	13,650	82,575	—	138,225	622,860	202,429	1,224,587	—	2,049,876

								2,712,460	1,256,829	3,566,587	1,952,000	9,487,876

TOTAL REAL ESTATE								65,858,860	51,484,036	16,722,978	80,345,945	214,411,819

See accompanying notes to pro forma financial statements

12

Pro Forma Combining Schedule of Investments for:

Cohen & Steers Premium Income Realty Fund, Inc. (“RPF”), Cohen & Steers Advantage Income Realty Fund, Inc. (“RLF”),

Cohen & Steers Worldwide Realty Income Fund, Inc. (“RWF”) and Cohen & Steers Quality Income Realty Fund, Inc. (“RQI”)

As of December 31, 2008 (Unaudited) (Continued)

			RPF Shares/ Principal	RLF Shares/ Principal	RWF Shares/ Principal	RQI Shares/ Principal	Pro Forma Combined Fund (RQI) Shares/ Principal	RPF Value	RLF Value	RWF Value	RQI Value	Pro Forma Combined Fund (RQI) Value
TOTAL PREFERRED SECURITIES—$25 PAR VALUE (Identified cost—$117,954,900, $90,979,260, $28,881,283, $131,675,250 and $369,490,693 respectively)								$66,963,660	$54,973,593	$17,953,266	$82,137,232	$222,027,751

PREFERRED SECURITIES—CAPITAL SECURITIES	2.2%
BANK	0.9%
Bank of America Corp., 8.125%, due 12/29/49		a	—	—	—	500,000	500,000	—	—	—	374,625	374,625
Citigroup, 8.40%, due 4/30/49		a	—			1,990,000	1,990,000	—			1,316,465	1,316,465
CoBank ACB, 11.00%, Series C, 144A		d	—	—	25,000	—	25,000	—	—	1,321,712	—	1,321,712
JPMorgan Chase, 7.90%, due 4/29/49		a	—	—	—	1,250,000	1,250,000	—	—	—	1,042,532	1,042,532
PNC Preferred Funding Trust I, 8.70%, due 2/28/49, 144A		d	—	—	—	1,400,000	1,400,000	—	—	—	1,037,070	1,037,070

								—	—	1,321,712	3,770,692	5,092,404

DIVERSIFIED	0.3%
IVG Immobilien AG, 8.00%, due 5/29/49 (Germany)		c	—	—	4,000,000	—	4,000,000	—	—	1,668,059	—	1,668,059

GAS UTILITIES	0.1%
Southern Union Co.			—	—	1,900,000	—	1,900,000	—	—	665,000	—	665,000

INSURANCE— PROPERTY CASUALTY	0.6%
Liberty Mutual Group, 7.80%, due 3/15/37, 144A		d	—	2,000,000	2,000,000	2,000,000	6,000,000	—	898,824	898,824	898,824	2,696,472
Liberty Mutual Insurance, 7.697%, due 10/15/97, 144A		d	—	—	1,000,000	—	1,000,000	—	—	665,867	—	665,867

								—	898,824	1,564,691	898,824	3,362,339

MULTI UTILITIES	0.1%
Dominion Resources Capital Trust I, 7.83%, due 12/1/27			—	—	1,000,000	—	1,000,000	—	—	895,146	—	895,146

See accompanying notes to pro forma financial statements

13

Pro Forma Combining Schedule of Investments for:

Cohen & Steers Premium Income Realty Fund, Inc. (“RPF”), Cohen & Steers Advantage Income Realty Fund, Inc. (“RLF”),

Cohen & Steers Worldwide Realty Income Fund, Inc. (“RWF”) and Cohen & Steers Quality Income Realty Fund, Inc. (“RQI”)

As of December 31, 2008 (Unaudited) (Continued)

			RPF Shares/ Principal	RLF Shares/ Principal	RWF Shares/ Principal	RQI Shares/ Principal	Pro Forma Combined Fund (RQI) Shares/ Principal	RPF Value	RLF Value	RWF Value	RQI Value	Pro Forma Combined Fund (RQI) Value
PIPELINES	0.2%
Enterprise Products Operating LP, 8.375%, due 8/1/66			—	2,000,000	—	—	2,000,000	$—	$1,101,256	$—	$—	$1,101,256

TOTAL PREFERRED SECURITIES—CAPITAL SECURITIES (Identified cost—$0, $3,988,234, $12,277,433, $7,117,388 and $23,383,055 respectively)								—	2,000,080	6,114,608	4,669,516	12,784,204

CORPORATE BONDS	1.6%
BANK	0.1%
Natixis, 10.00%, due 4/29/49, 144A (France)		d	$—	$—	$1,000,000	$—	$1,000,000	—	—	464,449	—	464,449

REAL ESTATE— HEALTH CARE	0.7%
HCP, 6.00%, due 1/30/17		a	1,850,000	—	—	—	1,850,000	892,755		—	—	892,755
HCP, 6.70%, due 1/30/18			1,000,000	2,750,000	—	3,250,000	7,000,000	480,160	1,320,443	—	1,560,523	3,361,126

								1,372,915	1,320,443	—	1,560,523	4,253,881

INSURANCE— PROPERTY CASUALTY	0.7%
ACE Capital Trust II, 9.70%, due 4/1/30				—	1,500,000	—	1,500,000	—	—	1,153,331	—	1,153,331
Liberty Mutual Group, 10.75%, due 6/15/58, 144A		d	2,000,000	2,000,000	—	2,000,000	6,000,000	1,101,421	1,101,420	—	1,101,420	3,304,261

								1,101,421	1,101,420	1,153,331	1,101,420	4,457,592

TOTAL CORPORATE BONDS (Identified cost of $3,978,668, $3,222,072, $2,622,592, $3,450,766 and $13,274,098 respectively)								2,474,336	2,421,863	1,617,780	2,661,943	9,175,922

SHORT-TERM INVESTMENTS	8.3%
MONEY MARKET FUNDS
Dreyfus Treasury Cash Management Fund, 0.17%		e	8,902,892	9,087,904	2,031,374	4,708,971	24,731,141	8,902,892	9,087,904	2,031,374	4,708,971	24,731,141
Federated U.S. Treasury Cash Reserves Fund, 0.40%		e	3,222,992	—	3,444,320	—	6,667,312	3,222,992	—	3,444,320	—	6,667,.312

See accompanying notes to pro forma financial statements

14

Pro Forma Combining Schedule of Investments for:

Cohen & Steers Premium Income Realty Fund, Inc. (“RPF”), Cohen & Steers Advantage Income Realty Fund, Inc. (“RLF”),

Cohen & Steers Worldwide Realty Income Fund, Inc. (“RWF”) and Cohen & Steers Quality Income Realty Fund, Inc. (“RQI”)

As of December 31, 2008 (Unaudited) (Continued)

			RPF Shares/ Principal	RLF Shares/ Principal	RWF Shares/ Principal	RQI Shares/ Principal	Pro Forma Combined Fund (RQI) Shares/ Principal	RPF Value	RLF Value	RWF Value	RQI Value	Pro Forma Combined Fund (RQI) Value
Fidelity Institutional Money Market Treasury Only Fund, 0.54%		e	1,419,199	—	1,500,204	14,485,797	17,405,200	$1,419,199	$—	$1,500,204	$14,485,797	$17,405,200

TOTAL SHORT-TERM INVESTMENTS (Identified cost—$13,545,083, $9,087,904, $6,975,898, $19,194,768 and $48,803,653 respectively)								13,545,083	9,087,904	6,975,898	19,194,768	48,803,653

TOTAL INVESTMENTS	163.3%							256,348,944	233,733,081	124,887,918	344,940,201	959,910,144
(Identified cost—$327,812,977, $291,021,620, $181,241,451, $432,068,455 and $1,232,144,503 respectively)
LIABILITIES IN EXCESS OF OTHER ASSETS	-5.5%							(7,023,071)	(9,974,373)	(2,145,094)	(13,208,872)	(32,351,410)
LIQUIDATION VALUE OF PREFERRED SHARES	-57.8%							(92,800,000)	(80,950,000)	(45,000,000)	(120,825,000)	(339,575,000)

NET ASSETS APPLICABLE TO COMMON SHARES
(Equivalent to $4.89, $5.37, $4.94, $5.38 and $5.38 respectively, per share based on 32,011,316, 26,601,508, 15,740,708, 39,237,634 and 109,390,265 respectively, shares of common stock outstanding)	100.0%							$156,525,873	$142,808,708	$77,742,824	$210,906,329	$587,983,734

Glossary of Portfolio Abbreviations

EUR	Euro
REIT	Real Estate Investment Trust
USD	United States Dollar
[a]

A portion or all of the security is pledged in connection with the revolving credit agreement: $39,351,240, $15,173,164, $8,675,162, $59,578,021 and $122,777,587, respectively has been pledged as collateral.

See accompanying notes to pro forma financial statements

15

Pro Forma Combining Schedule of Investments for:

Cohen & Steers Premium Income Realty Fund, Inc. (“RPF”), Cohen & Steers Advantage Income Realty Fund, Inc. (“RLF”),

Cohen & Steers Worldwide Realty Income Fund, Inc. (“RWF”) and Cohen & Steers Quality Income Realty Fund, Inc. (“RQI”)

As of December 31, 2008 (Unaudited) (Continued)

[b]

A portion of the security is pledged as collateral for the interest rate swap transactions: $12,232,000, $12,141,400, $5,484,897, $14,865,400 and $44,723,697, respectively, has been pledged as collateral.

[c]	Illiquid security: Aggregate holdings equal 2.8%, 1.8%, 2.2%, 1.1% and 1.9%, respectively, of net assets applicable to common shares of the Fund.
[d]	Resale is restricted to qualified institutional investors. Aggregate holdings equal 0.7%,1.4%, 4.9%, 1.4% and 1.7%, respectively, of net assets applicable to common shares of the Fund.
[e]	Rate quoted represents the seven day yield of the Fund.
[f]

Fair valued security. This security has been valued at its fair value as determined in good faith under procedures established by and under the general supervision of the Fund's Board of Directors. Aggregate fair value securities represent 63.0% for RWF and 8.3% for the pro forma combined Fund, of net assets applicable to common shares of each respective Fund, all which have been fair valued pursuant to foreign security fair value pricing procedures approved by the Board of Directors.

See accompanying notes to pro forma financial statements

16

Pro Forma Combining Schedule of Investments for:

Cohen & Steers Premium Income Realty Fund (“RPF”), Cohen & Steers Advantage Income Realty Fund (“RLF”),

Cohen & Steers Worldwide Realty Income Fund (“RWF”) and Cohen & Steers Quality Income Realty Fund (“RQI”)

As of December 31, 2008 (Unaudited)

	RPF Notional Amount	RLF Notional Amount	RWF Notional Amount	RQI Notional Amount	ProForma Combined Fund (RLF, RWF and RPF into RQI) Notional Amount	Fixed Rate Payable	Floating Rate a (reset monthly) Receivable	Termination Date	RPF Unrealized Depreciation	RLF Unrealized Depreciation	RWF Unrealized Depreciation	RQI Unrealized Depreciation	Combined Fund (RQI) Unrealized Depreciation
Interest rate swaps outstanding at December 31, 2008 are as follows:

Counterparty
Merrill Lynch Derivative Products AG	55,000,000	33,000,000	—	—	88,000,000	3.60%	0.47%	January 29, 2014	(4,041,211)	(2,424,726)	—	—	(6,465,937)
Merrill Lynch Derivative Products AG	—	—	15,000,000	—	15,000,000	2.93%	0.47%	July 25, 2012	—	—	(569,171)	—	(569,171)
Merrill Lynch Derivative Products AG	—	—	—	35,000,000	35,000,000	3.43%	0.51%	November 22, 2012	—	—	—	(2,039,208)	(2,039,208)
Royal Bank of Canada	—	35,000,000	—	—	35,000,000	3.62%	1.04%	January 16, 2013	—	(2,338,339)	—	—	(2,338,339)
UBS AG	—	—	20,000,000	—	20,000,000	3.60%	0.96%	January 17, 2013	—	—	(1,323,650)	—	(1,323,650)
UBS AG	20,000,000	—	—	—	20,000,000	3.49%	0.96%	October 17, 2012	(1,195,509)	—	—	—	(1,195,509)
UBS AG	—	—	—	35,000,000	35,000,000	3.64%	0.96%	April 17, 2013	—	—	—	(2,441,806)	(2,441,806)
UBS AG	—	—	—	30,000,000	30,000,000	3.62%	0.47%	February 28, 2014	—	—	—	(2,244,052)	(2,244,052)

									(5,236,720)	(4,763,065)	(1,892,821)	(6,725,066)	(18,617,672)

[a]	Based on LIBOR (London Interbank Offered Rate). Represents rates in effect at December 31, 2008.

See accompanying notes to pro forma financial statements

17

Pro Forma Combining Statement of Assets and Liabilities for:

Cohen & Steers Premium Income Realty Fund (“RPF”), Cohen & Steers Advantage Income Realty Fund (“RLF”),

Cohen & Steers Worldwide Realty Income Fund (“RWF”) and Cohen & Steers Quality Income Realty Fund (“RQI”)

As of December 31, 2008 (Unaudited)

	RPF	RLF	RWF	RQI	Pro Forma Adjustments		Pro Forma Combined RQI
ASSETS:
Investments in securities, at value (Identified cost—$327,812,977, $291,021,620, $181,241,451, $432,068,455 and $1,232,144,503, respectively)	$256,348,944	$233,733,081	$124,887,918	$344,940,201	—		$959,910,144
Foreign currency, at value (Identified cost—$0, $0, $189,805, $0 and $189,805, respectively)	—	—	188,587	—	—		188,587
Dividends and interest receivable	3,064,932	2,656,596	1,886,221	3,614,244	—		11,221,993
Receivable for investment securities sold	1,381,387	1,226,374	4,913,155	1,268,053	—		8,788,969
Other assets	430,273	115,058	62,993	457,727	—		1,066,051

Total Assets	261,225,536	237,731,109	131,938,874	350,280,225	—		981,175,744

LIABILITIES:
Payable for revolving credit agreement	5,000,000	7,000,000	4,000,000	9,000,000	—		25,000,000
Unrealized depreciation on interest rate swap transactions	5,236,720	4,763,065	1,892,821	6,725,066	—		18,617,672
Payable for investment securities purchased	486,533	1,337,734	2,535,661	1,581,233	—		5,941,161
Payable for dividends declared on common shares	543,386	526,552	369,167	499,496	—		1,938,601
Payable for investment management fees	127,595	113,269	80,267	169,854	—		490,985
Payable for dividends declared on preferred shares	57,615	8,212	92,799	58,761	—		217,387
Payable for administration fees	3,926	3,540	6,020	5,226	—		18,712
Payable for directors’ fees	2,087	2,127	2,066	2,091	—		8,371
Payable for interest expense	414	2,071	1,183	746	—		4,414
Other liabilities	441,387	215,831	216,066	506,423	885,000	(1)	2,264,707

Total Liabilities	11,899,663	13,972,401	9,196,050	18,548,896	885,000		54,502,010

Liquidation Value of Preferred Shares	92,800,000	80,950,000	45,000,000	120,825,000	—		339,575,000

Total Net Assets Applicable to Common Shares	$156,525,873	$142,808,708	$77,742,824	$210,906,329	(885,000)		$587,098,734

Net Assets consist of:
Paid-in-capital	$310,707,777	$261,186,556	$254,907,231	$402,000,659	—		$1,228,098,223
Accumulated undistributed (Dividends in excess of) net investment income	547,351	482,496	(569,061)	655,087	(885,000	)(1)	230,873
Accumulated net realized loss	(78,025,328)	(56,806,072)	(118,340,132)	(97,892,213)	—		(351,063,745)
Net unrealized depreciation	(76,703,927)	(62,054,272)	(58,255,214)	(93,857,204)	—		(290,870,617)

	$156,525,873	$142,808,708	$77,742,824	$210,906,329	(885,000)		$587,098,734

See accompanying notes to pro forma financial statements

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Pro Forma Combining Statement of Assets and Liabilities for:

Cohen & Steers Premium Income Realty Fund (“RPF”), Cohen & Steers Advantage Income Realty Fund (“RLF”),

Cohen & Steers Worldwide Realty Income Fund (“RWF”) and Cohen & Steers Quality Income Realty Fund (“RQI”)

As of December 31, 2008 (Unaudited) (Continued)

	RPF	RLF	RWF	RQI	Pro Forma Adjustments	Pro Forma Combined RQI

SHARES OUTSTANDING	32,011,316	26,601,508	15,740,708	39,237,634	(4,200,901)	109,390,265	(2)

NET ASSET VALUE PER COMMON SHARE	$4.89	$5.37	$4.94	$5.38		$5.37

MARKET PRICE PER COMMON SHARE	$3.57	$3.78	$3.52	$3.80

MARKET PRICE DISCOUNT TO NET ASSET VALUE PER COMMON SHARE	-26.99%	-29.61%	-28.74%	-29.37%

(1)	Non-recurring estimated reorganization expenses of $885,000 of which approximately $236,000, $214,000, $124,000 and $311,000 is attributable to RPF, RLF, RWF and RQI, respectively.
(2)	Reflects capitalization adjustments giving effect to the transfer of shares of RQI which RPF, RLF and RWF shareholders will receive as if the Mergers had taken place on December 31, 2008.The foregoing should not be relied upon to reflect the number of shares of RQI that actually will be received on or after such date.

See accompanying notes to pro forma financial statements

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Pro Forma Combining Statement of Operations for:

Cohen & Steers Premium Income Realty Fund (“RPF”), Cohen & Steers Advantage Income Realty Fund (“RLF”),

Cohen & Steers Worldwide Realty Income Fund (“RWF”) and Cohen & Steers Quality Income Realty Fund (“RQI”)

For the Year Ended December 31, 2008 (Unaudited)

	RPF	RLF	RWF	RQI	Pro Forma Adjustments		Pro Forma Combined Fund (RQI)(1)(2)
Investment Income:
Dividend income	$33,447,058	$27,932,315	$13,762,426	$40,908,520	—		$116,050,319
(Net of $147,035, $105,768, $334,429, $155,156 and $742,388, respectively of foreign withholding tax )
Interest income	1,271,127	1,175,923	2,911,059	1,636,846	—		6,994,955

Total Income	34,718,185	29,108,238	16,673,485	42,545,366			123,045,274
Expenses:
Investment management fees	5,883,250	5,067,083	3,168,836	7,494,147	34,141	(3)	21,647,457
Preferred remarketing fee	794,899	592,135	309,017	941,039	(17,723	)(4)	2,619,367
Administration fees	266,576	215,429	254,825	318,875	(133,425	)(3)	922,280
Line of credit fees	640,942	192,335	91,506	752,446	283,436	(5)	1,960,665
Custodian fees and expenses	116,661	116,214	270,484	128,888	(150,000	)(6)	482,247
Interest expense	118,335	1,220,153	376,476	183,926	142,491	(5)	2,041,381
Transfer agent fees and expenses	22,129	21,794	26,095	22,420	(55,800	)(6)	36,638
Professional fees	246,978	279,522	271,261	411,470	(906,923	)(6)	302,308
Directors’ fees and expenses	53,187	52,816	53,216	53,016	(151,219	)(6)	61,016
Shareholder reporting expenses	79,581	67,172	62,502	101,098	(90,000	)(6)	220,353
Registration and filing fees	39,390	42,149	30,908	42,281	(75,000	)(6)	79,728
Miscellaneous	130,014	107,096	74,629	140,328	(45,000	)(6)	407,067

Total Expenses	8,391,942	7,973,898	4,989,755	10,589,934	(1,165,022	)(7)	30,780,507
Reduction of Expenses	(1,390,802)	(1,251,868)	(649,431)	(1,763,329)	(38,090	)(3)	(5,093,520)

Net Expenses	7,001,140	6,722,030	4,340,324	8,826,605	(1,203,112)		25,686,987

Net Investment Income (Loss)	27,717,045	22,386,208	12,333,161	33,718,761	1,203,112		97,358,287

Net Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investments	(73,960,085)	(51,280,773)	(106,230,292)	(93,815,618)	—		(325,286,768)
Foreign currency transactions	(2,792)	(4,002)	(200,445)	173	—		(207,066)
Interest rate swap transactions	(6,047,385)	(8,086,106)	(2,929,582)	(6,563,369)	—		(23,626,442)

Net realized loss	(80,010,262)	(59,370,881)	(109,360,319)	(100,378,814)	—		(349,120,276)

See accompanying notes to pro forma financial statements

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Pro Forma Combining Statement of Operations for:

Cohen & Steers Premium Income Realty Fund (“RPF”), Cohen & Steers Advantage Income Realty Fund (“RLF”),

Cohen & Steers Worldwide Realty Income Fund (“RWF”) and Cohen & Steers Quality Income Realty Fund (“RQI”)

For the Year Ended December 31, 2008 (Unaudited) (Continued)

	RPF	RLF	RWF	RQI	Pro Forma Adjustments		Pro Forma Combined Fund (RQI)(1)(2)
Net change in unrealized appreciation (depreciation) on:
Investments	$(222,588,643)	$(172,913,545)	$(74,076,738)	$(248,688,562)	—		$(718,267,488)
Interest rate swap transactions	(4,526,194)	(1,515,585)	(831,632)	(4,817,756)	—		(11,691,167)
Foreign currency related translations	(5,661)	(4,644)	(43,026)	(6,773)	—		(60,104)

Net Change in unrealized appreciation (depreciation)	(227,120,498)	(174,433,774)	(74,951,396)	(253,513,091)	—		(730,018,759)

Net realized and unrealized loss	(307,130,760)	(233,804,655)	(184,311,715)	(353,891,905)	—		(1,079,139,035)

Net Increase (Decrease) in Net Assets Resulting form Operations	(279,413,715)	(211,418,447)	(171,978,554)	(320,173,144)	1,203,112		(981,780,748)

Less Dividends to Preferred Shareholders	(11,565,142)	(7,506,829)	(5,015,810)	(12,945,053)	2,507,905	(4)	(34,524,929)

Net Increase (Decrease) in Net Assets Resulting from Operations applicable to Common Shares	$(290,978,857)	$(218,925,276)	$(176,994,364)	$(333,118,197)	$3,711,017		$(1,016,305,677)

(1)	Income, expenses, realized losses, unrealized depreciation, and dividends and distributions to auction market preferred shares (“AMPS”) for the pro forma combined fund (RQI) represent such items as if the Mergers were consummated on January 1, 2008. After the Mergers, the pro forma combined fund (RQI) will not have any AMPS outstanding.
(2)	The information for RPF, RLF, RWF, RQI and the pro forma combined fund (RQI) presented in the Fees and Expenses Table in the combined Proxy Statement/Prospectus is presented based upon information as of April 30, 2009 to reflect the significant reduction of each Funds’ net assets as a result of market events, to reflect the utilization of a single credit facility provider for all Funds and to omit the effects of any AMPS costs. As a result, information presented above for the pro forma combined fund (RQI) (which includes the impact of having AMPS outstanding throughout 2008) does not correspond to the Fees and Expenses Table in the combined Proxy Statement/Prospectus.
(3)	Pro forma adjustment to reflect fees based upon RQI’s fee schedule.
(4)	Pro forma adjustment for required redemption of AMPS Series M7 by RWF in accordance with federal income tax rules regarding the payment of Fund dividends.
(5)	Adjustment to reflect change from the existing line of credit for RLF and RWF to the terms in existence for RQI’s line of credit.
(6)	Reflects elimination of duplicate fees or services.
(7)	Does not reflect non-recurring estimated Merger expenses of $885,000 of which approximately $236,000, $214,000, $124,000 and $311,000 is attributable to RPF, RLF, RWF and RQI, respectively.

See accompanying notes to pro forma financial statements

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Cohen & Steers Premium Income Realty Fund, Inc.,

Cohen & Steers Advantage Income Realty Fund, Inc. and

Cohen & Steers Worldwide Realty Income Fund, Inc.

Merger With and Into

Cohen & Steers Quality Income Realty Fund, Inc.

Notes to Pro Forma Combined Financial Statements

Cohen & Steers Quality Income Realty Fund, Inc.

(Unaudited)

NOTE 1—Basis of Combination:

The Board of Directors of each Cohen & Steers Premium Income Realty Fund, Inc. (“RPF”), Cohen & Steers Advantage Income Realty Fund, Inc. (“RLF”) and Cohen & Steers Worldwide Realty Income Fund, Inc. (“RWF”) (collectively the “Acquired Funds”), and Cohen & Steers Quality Income Realty Fund, Inc. (“RQI” or the “Acquiring Fund”), and together with RPF, RLF and RWF, each, a “Fund” and collectively, the “Funds”) at a meeting held on June 29, 2009 each approved a proposed tax-free reorganization in which RPF, RLF and RWF will merge with RQI and stockholders of RPF, RLF and RWF will receive newly issued shares of common stock of RQI (each, a “Merger”). As a result of each Merger,·each full (and fractional) share of common stock of an Acquired Fund will convert into an equivalent dollar amount of full (and fractional) shares of common stock of RQI, based on the net asset value per share of each Fund calculated at 4:00 p.m. on the closing date, and each Acquired Fund stockholder will become an Acquiring Fund stockholder and will receive, on the closing date, that number of full (and fractional) shares of common stock of RQI having an aggregate net asset value equal to the aggregate net asset value of such stockholder’s shares of common stock of the Acquired Fund as of the closing date (each, an “Exchange”). If the stockholders of the relevant Funds do not approve a Merger that Acquired Fund will continue as a separate investment company; however, even if the stockholders of RWF approve its Merger into the Acquiring Fund, if RPF’s or RLF’s stockholders—along with RQI’s stockholders—do not approve its Merger into the Acquiring Fund, RWF will not merge into the Acquiring Fund.

The Exchange will be accounted for as a tax-free reorganization of investment companies. The unaudited Pro Forma Combined Schedule of Investments and Combined Statement of Assets and Liabilities reflect the financial position of the Funds as if the Mergers occurred on December 31, 2008. The unaudited Pro Forma Combined Statement of Operations reflects the results of operations of the Funds for the twelve months ended December 31, 2008 as if the Mergers occurred on January 1, 2008. These statements have been derived from the books and records of the Funds utilized in calculating daily net asset value at the date indicated above in conformity with accounting principles generally accepted in the United States of America. As of December 31, 2008, all securities held by RPF, RLF and RWF comply with the compliance guidelines and/or investment restrictions of RQI. The historical cost of investment securities will be carried forward to the surviving entity. The fiscal year end for the Funds is December 31. Following the Exchange, RQI will be the accounting survivor.

The accompanying pro forma financial statements and notes to financial statements should be read in conjunction with the historical financial statements of the Funds included in this document. Such pro forma combined financial statements are presented for informational purposes only and may not necessarily be representative of what the actual combined financial statements would have been had the Exchange occurred on the respective dates.

The costs associated with the Mergers, including costs associated with the stockholder meeting, will be borne directly by the Funds and allocated among the Funds based upon their net assets. The estimated expenses of the Mergers are $885,000 in the aggregate of which, on a preliminary basis, approximately $236,000, $214,000, $124,000 and $311,000 is attributable to RPF, RLF, RWF and RQI, respectively.

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NOTE 2—RPF, RLF, RWF & RQI Fund Valuation:

Portfolio Valuation: Investments in securities that are listed on the New York Stock Exchange are valued, except as indicated below, at the last sale price reflected at the close of the New York Stock Exchange on the business day as of which such value is being determined. If there has been no sale on such day, the securities are valued at the mean of the closing bid and asked prices for the day or, if no asked price is available, at the bid price.

Securities not listed on the New York Stock Exchange but listed on other domestic or foreign securities exchanges or admitted to trading on The Nasdaq Stock Market, Inc. (“NASDAQ”) national market system are valued in a similar manner. Securities traded on more than one securities exchange are valued at the last sale price on the business day as of which such value is being determined as reflected on the tape at the close of the exchange representing the principal market for such securities.

Readily marketable securities traded in the over-the-counter market, including listed securities whose primary market is believed by Cohen & Steers Capital Management, Inc. (the investment manager) to be over-the-counter, but excluding securities admitted to trading on the NASDAQ, are valued at the official closing prices as reported by NASDAQ, the Pink Sheets, or such other comparable sources as the Board of Directors deem appropriate to reflect their fair market value. If there has been no sale on such day, the securities are valued at the mean of the closing bid and asked prices for the day, or if no asked price is available, at the bid price. However, certain fixed-income securities may be valued on the basis of prices provided by a pricing service when such prices are believed by the Board of Directors to reflect the fair market value of such securities. Where securities are traded on more than one exchange and also over-the-counter, the securities will generally be valued using the quotations the Board of Directors believes most closely reflect the value of such securities.

Portfolio securities primarily traded on foreign markets are generally valued at the closing values of such securities on their respective exchanges or if after the close of the foreign markets, but prior to the close of business on the day the securities are being valued, market conditions change significantly, certain foreign securities may be fair valued pursuant to procedures established by the Board of Directors.

Securities for which market prices are unavailable, or securities for which the investment manager determines that bid and/or asked price does not reflect market value, will be valued at fair value pursuant to procedures approved by the Funds’ Board of Directors. Circumstances in which market prices may be unavailable include, but are not limited to, when trading in a security is suspended, the exchange on which the security is traded is subject to an unscheduled close or disruption or material events occur after the close of the exchange on which the security is principally traded. In these circumstances, the Funds determine fair value in a manner that fairly reflects the market value of the security on the valuation date based on consideration of any information or factors it deems appropriate. These may include recent transactions in comparable securities, information relating to the specific security and developments in the markets.

The Funds’ use of fair value pricing may cause the net asset value of the Funds shares to differ from the net asset value that would be calculated using market quotations. Fair value pricing involves subjective judgments and it is possible that the fair value determined for a security may be materially different than the value that could be realized upon the sale of that security.

Short-term debt securities, which have a maturity date of 60 days or less, are valued at amortized cost, which approximates value.

NOTE 3—Capital Shares:

The pro forma net asset value per share assumes the issuance of shares of common stock of RQI that would have been issued at December 31, 2008 in connection with the proposed Mergers. The number of shares assumed to be issued is equal to the net asset value of shares of RPF, RLF and RWF, as of December 31, 2008, divided by

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the net asset value per share of the shares of RQI as of December 31, 2008. The pro forma number of shares outstanding for the combined fund consists of the following at December 31, 2008:

Total Outstanding RQI Shares Pre-Combination	Additional Shares Assumed Issued In RPF Merger	Additional Shares Assumed Issued In RLF Merger	Additional Shares Assumed Issued In RWF Merger	Total Outstanding RQI Shares Post-Combination
39,237,634	29,120,551	26,568,568	14,463,512	109,390,265

NOTE 4—Pro Forma Operating Expenses:

The pro forma combined statements of operations for the twelve-month period ending December 31, 2008, as adjusted, giving effect to the Exchange reflects changes in expenses of the pro forma combined fund (RQI) as if the Exchange was consummated on January 1, 2008. Although it is anticipated that there will be an elimination of certain duplicative expenses because of the Exchange, the actual amount of such expenses cannot be determined because it is not possible to predict the cost of future operations.

NOTE 5—Federal Income Taxes:

Each of the Funds has elected to be taxed as a “regulated investment company” under the Internal Revenue Code of 1986, as amended (the “Code”). If any or all of the Mergers are consummated, RQI would seek to continue to qualify as a regulated investment company, if such qualification is in the best interests of its stockholders, by complying with the provisions available to certain investment companies, as defined in applicable sections of the Code, and to make distributions of taxable income sufficient to relieve it from all, or substantially all, U.S. federal income taxes. In addition, each Acquired Fund will make any required income or capital gain distributions prior to consummation of the relevant Merger, in accordance with provisions of the Code relating to tax-free mergers of investment companies.

RQI will inherit the capital loss carryforwards (and unrealized built-in losses) of each Acquired Fund which will be subject to the limitations described below. The Acquiring Fund and each of the Acquired Funds have capital loss carryforwards (and unrealized built-in losses) that, in the absence of the Merger, would generally be available to offset their capital gains. If, however, the Merger occurs, then the Acquiring Fund and each Acquired Fund will undergo an “ownership change” for U.S. federal income tax purposes and, accordingly, RQI’s use of RQI’s and each Acquired Fund’s capital loss carryforwards (and certain unrealized built-in losses) will be significantly limited by the operation of the tax loss limitation rules of the Code. The Code generally limits the amount of each of the Funds’ pre-ownership-change losses that may be used to offset post-ownership-change gains to a specific “annual loss limitation amount” (generally the product of (i) the fair market value, with certain adjustments, of the stock of RQI and each of the Acquired Funds immediately prior to the Mergers and (ii) a rate established by the IRS (for example, the rate is 4.48% for August 2009)). Subject to certain limitations, any unused portion of these losses may be available in subsequent years.

Due to the operation of these tax loss limitation rules if a Merger occurs, it is possible that stockholders of RQI and each Acquired Fund will receive taxable distributions earlier than they would have in the absence of the Merger. The actual effect of the loss limitation rules on a stockholder of each of the Funds will, however, depend upon many variables, including (a) whether, in the absence of the Mergers, each of the Funds would generate sufficient capital gains against which to utilize its capital loss carryforwards prior to their expiration (and certain realized built-in losses), and whether such capital gains are in excess of what would have been the “annual loss limitation amount” if the Mergers occur, (b) the timing and amount of future capital gains recognized by RQI if the Mergers occur, and (c) the timing of a historic RPF, RLF, RWF or RQI stockholder’s disposition of his or her shares (the tax basis of which might, depending on the facts, reflect that stockholder’s share of either RPF, RLF, RWF or RQI capital losses). Stockholders of the Funds are urged to consult their own tax advisors in this regard. The combination of these factors on the use of capital loss carryforwards may result in some portion of the loss carryforwards of any of the Funds expiring unused, even in the absence of a Merger.

The identified cost of investments for the Acquiring Fund and the Acquired Funds are substantially the same for both financial accounting and federal income tax purposes. The tax cost of investments will remain unchanged for the combined entity.

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